GREAT-WEST SMART TRACK® II - 5 YEAR VARIABLE ANNUITY
An individual flexible premium variable annuity
Issued by
Great-West Life & Annuity Insurance Company
This Prospectus describes the Great-West Smart Track® II - 5 Year variable annuity (the “Contract”) — an individual flexible premium variable annuity contract that allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. Great-West Life & Annuity Insurance Company (“we,” “us,” or “Great-West”) issues the Contract to eligible persons in all jurisdictions except New York. The Contract may be owned by one or two individuals, an IRA custodian or trustee, or by a grantor trust with only one individual Grantor or with two Grantors who are one another’s Spouse as of the Effective Date.
When you contribute money to the Great-West Smart Track® II - 5 Year variable annuity, you decide how to allocate your money among the various investment options available through Variable Annuity-2 Series Account (the “Series Account”). The Series Account consists of two strategies: the Investment Strategy (relating to the base Contract) and the Income Strategy (relating to optional Guaranteed Lifetime Withdrawal Benefit Riders). You should consider which features are important to you and the amount of Series Account charges and Withdrawal Charges you are willing to bear relative to your needs. In deciding whether to purchase any of the optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs.
We hold the assets for each investment option in a corresponding Sub-Account of the Series Account. Each Sub-Account, in turn, invests in a Portfolio under the Investment Strategy or a Covered Fund under the Income Strategy.
Investment Strategy Portfolios:
Alger Small Cap Growth Portfolio – Class I-2
Alger SMid Cap Growth Portfolio – Class I-2
ALPS/ Red Rocks Listed Private Equity Portfolio – Class III
American Century Investments VP Inflation Protection Fund – Class II
American Century Investments VP Mid Cap Value Fund – Class II
American Century Investments VP Value Fund – Class II
American Funds Insurance Series International Fund – Class 4
BlackRock Global Allocation V.I. Fund – Class III
BlackRock High Yield V.I. Fund – Class III
ClearBridge Variable Small Cap Growth Portfolio – Class II
Delaware VIP Emerging Markets Series – Service Class
Delaware VIP REIT Series – Service Class
Delaware VIP Small Cap Value Series – Service Class
Deutsche Capital Growth VIP – Class B
Deutsche Global Small Cap Growth VIP – Class B
Dreyfus Investment Portfolios Technology Growth Portfolio – Service Shares
Dreyfus Variable Investment Fund Appreciation Portfolio – Service Shares
Franklin Income VIP Fund – Class 4
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares
Great-West Ariel Mid Cap Value Fund – Initial Class
Great-West Bond Index Fund – Initial Class

The date of this Prospectus is June 30, 2015.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Great-West Federated Bond Fund – Initial Class
Great-West Goldman Sachs Mid Cap Value Fund – Initial Class
Great-West International Index Fund – Initial Class
Great-West Invesco Small Cap Value Fund – Initial Class
Great-West Loomis Sayles Bond Fund – Initial Class
Great-West Loomis Sayles Small Cap Value Fund – Initial Class
Great-West MFS International Growth Fund – Initial Class
Great-West MFS International Value Fund – Initial Class
Great-West Money Market Fund – Initial Class
Great-West Putnam Equity Income Fund – Initial Class
Great-West Putnam High Yield Bond Fund – Initial Class
Great-West Real Estate Index Fund – Initial Class
Great-West S&P 500® Index Fund – Initial Class
Great-West S&P Mid Cap 400® Index Fund – Initial Class
Great-West S&P Small Cap 600® Index Fund – Initial Class
Great-West Short Duration Bond Fund – Initial Class
Great-West Stock Index Fund – Initial Class
Great-West Templeton Global Bond Fund – Initial Class
Great-West T. Rowe Price Mid Cap Growth Fund – Initial Class
Great-West U.S. Government Mortgage Securities Fund – Initial Class
Great-West Aggressive Profile I Fund – Initial Class
Great-West Conservative Profile I Fund – Initial Class
Great-West Moderately Aggressive Profile I Fund – Initial Class
Great-West Moderate Profile I Fund – Initial Class
Great-West Moderately Conservative Profile I Fund – Initial Class
Great-West Lifetime 2015 Fund II – Class T
Great-West Lifetime 2025 Fund II – Class T
Great-West Lifetime 2035 Fund II – Class T
Great-West Lifetime 2045 Fund II – Class T
Great-West Lifetime 2055 Fund II – Class T
Invesco V.I. Core Equity Fund – Series II
Invesco V.I. Global Real Estate Fund – Series II
Invesco V.I. Growth and Income Fund – Series II
Invesco V.I. International Growth Fund – Series II
Invesco V.I. Small Cap Equity Fund – Series II
Janus Aspen Series Balanced Portfolio – Service Shares
Janus Aspen Series Enterprise Portfolio – Service Shares
Janus Aspen Series Flexible Bond Portfolio – Service Shares
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 2
Lord Abbett Series Developing Growth Portfolio – Class VC
Neuberger Berman AMT Socially Responsive Portfolio – S Class
Oppenheimer Main Street Small Cap Fund VA – Service Class
PIMCO VIT CommodityRealReturn® Strategy Portfolio – Advisor Class
PIMCO VIT Low Duration Portfolio – Advisor Class
PIMCO VIT Real Return Portfolio – Advisor Class
PIMCO VIT Total Return Portfolio – Advisor Class
Putnam VT Absolute Return 500 Fund – Class IB
Putnam VT American Government Income Fund – Class IB
Putnam VT Capital Opportunities Fund – Class IB
Putnam VT Global Asset Allocation Fund – Class IB
Putnam VT Global Equity Fund – Class IB

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Putnam VT Growth & Income Fund – Class IB
Putnam VT Growth Opportunities Fund – Class IB
Putnam VT Income Fund – Class IB
Putnam VT International Equity Fund – Class IB
Putnam VT International Growth Fund – Class IB
Putnam VT Investors Fund – Class IB
Putnam VT Research Fund – Class IB
Putnam VT Small Cap Value Fund – Class IB
Putnam VT Voyager Fund – Class IB
T. Rowe Price Blue Chip Growth Portfolio – Class II
Van Eck VIP Global Hard Assets Fund – Class S
Income Strategy Covered Fund (for Contracts with a Guaranteed Lifetime Withdrawal Benefit Rider):
Great-West SecureFoundation® Balanced Fund – Class L
Based on marketing, tax, investment, and other conditions, we may make new Covered Funds available to Owners at our discretion.
This Prospectus provides important information about the Series Account and investment options that you should know before purchasing the Great-West Smart Track® II - 5 Year variable annuity, including a description of the material rights and obligations under the Contract. Your Contract, riders and any amendments and endorsements are the formal contractual agreement between you and us. It is important that you read the Contract, riders, amendments and endorsements, which reflect the agreement between you and Great-West. Please read this Prospectus carefully and keep it on file for future reference. We offer other variable annuity products with different product features, benefits, and charges.
You can find more detailed information pertaining to the Series Account in the Statement of Additional Information (“SAI”) dated June 30, 2015 (as may be amended from time to time), which has been filed with the Securities and Exchange Commission (the “SEC”). The SAI is incorporated by reference into this Prospectus as a matter of law, which means it is legally a part of this Prospectus. You can find the SAI’s table of contents on the last page of this Prospectus. You may obtain a copy of the SAI without charge by contacting the Retirement Resource Operations Center at the address or phone number listed below. You can also obtain it by visiting the SEC’s website at www.sec.gov. This website also contains material incorporated by reference and other information about the Series Account that has been filed electronically with the SEC.
The Contract is not a deposit or obligation of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves certain investment risks, including possible loss of principal.
For account information, please contact:
Retirement Resource Operations Center
P.O. Box 173920
Denver, CO 80217-3920
1-877-723-8723

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with the Contract other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.
This Contract is not available in all states.

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Definitions
1035 Exchange – A tax-free exchange of certain types of insurance contracts, as allowed by a provision of the Code.
10-Year Treasury Yield (10YR) – The U.S. Treasury 10-Year Yield as of the end of the last Business Day of the previous week as reported by the United States Department of Treasury.
Accumulation Period – The time period between the Effective Date and the earlier of the Annuitant's 99th birthday or the Payout Election Date.
Accumulation Unit – An accounting measure used to determine the Annuity Account Value before the date annuity payouts commence.
Alternate Payee – Any Spouse or former Spouse of an Owner who has the right pursuant to a Decree to receive all or a portion of the benefit payable under the Contract with respect to such Owner.
Annuitant (Joint Annuitant) – The person named in the application upon whose life the payout of an annuity is based and who will receive annuity payouts. The Annuitant will be the Owner unless otherwise indicated in the application. Joint Annuitants may be named in the application or any time before the Annuity Commencement Date, and must be one another’s Spouse as of the Effective Date. If you select a Joint Annuitant, ‘Annuitant’ means the older Joint Annuitant or the sole surviving Joint Annuitant. If you name a Contingent Annuitant, the Annuitant will be considered the 'Primary Annuitant.' If the Owner is an IRA custodian or trustee, the Underlying IRA Holder must be the sole Annuitant and Joint Annuitants will not be permitted.
Annuity Account – An account we establish in your name that reflects all account activity under your Contract in both the Investment Strategy and the Income Strategy.

Great-West Smart Track® II - 5 Year variable annuity Structure
Your total Annuity Account can be made up of both the Investment Strategy and the Income Strategy.

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Your Annuity Account
Investment Strategy
Contains the money you contribute to the Sub-Account options under the Investment Strategy (the Sub-Accounts).
Income Strategy
Contains the money you contribute to the Sub-Account options under the optional Income Strategy (the Covered Funds).
Sub-Accounts
Shares of the Portfolios are held in Sub-Accounts. There is one Sub-Account for each Portfolio.
Sub-Accounts
Shares of the Covered Funds are held in Sub-Accounts for each Covered Fund.
The Portfolios
The Covered Funds

 Annuity Account Value – The sum of the value of each Sub-Account you have selected in both the Investment Strategy and Income Strategy. The Annuity Account Value is credited with a return based upon the investment experience of the Sub-Account(s) selected by you and will increase and decrease accordingly.
Annuity Commencement Date – The date annuity payouts begin, which is either the Payout Election Date or the Annuitant’s 99th birthday if no Payout Election Date has been established. You may change the Annuity Commencement Date if annuity payouts have not already begun. Upon death of the Owner, the Beneficiary may change the Annuity Commencement Date only if the Beneficiary is the Owner’s surviving Spouse and elects to continue the Contract. The Annuity Commencement Date must occur no later than the Annuitant’s 99th birthday.
Annuity Payout Period – The period beginning on the Annuity Commencement Date and continuing until all annuity payouts have been made under the Contract. During this period, the Annuitant receives payouts from the annuity.
Annuity Unit – An accounting measure we use to determine the amount of any variable annuity payout after the first annuity payout is made.
Automatic Bank Draft Plan – A feature, if made available by Great-West, that allows you to make automatic periodic Contributions. Contributions will be withdrawn from an account you specify and automatically credited to your Annuity Account.
Beneficiary – The person(s) designated by the Owner to receive any Death Benefit under the terms of the Contract. If the surviving Spouse of an Owner is the surviving Joint Owner, the surviving Spouse will be deemed to be the Beneficiary upon such Owner’s death and may take the death benefit or elect to continue this Contract in force.
Benefit Base – For purposes of the GLWB Rider(s), the amount that is multiplied by the Guaranteed Annual Withdrawal Percentage to calculate the Guaranteed Annual Withdrawal. The Benefit Base increases dollar-for-dollar upon any GLWB Rider Contribution and is reduced proportionately for any Excess Withdrawal. The Benefit Base can also increase with positive Covered Fund performance on the Ratchet Date and may also be adjusted on the Ratchet Date. The Benefit Base may not exceed $5 million. Any value over $5 million will be considered excess Covered Fund Value and will not be used to calculate Guaranteed Annual Withdrawals.

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Business Day – Any day, and during the hours, on which the New York Stock Exchange is open for trading. If a date falls on a non-Business Day, the following Business Day will be used unless otherwise stated in the Prospectus.
Code – The Internal Revenue Code of 1986, as amended, and all related laws and regulations which are currently in effect.
Contingent Annuitant – The person you may name in the application who becomes the Annuitant when the Primary Annuitant dies. The Contingent Annuitant must be designated before the death of the Primary Annuitant and before annuity payouts have begun.
Contingent Beneficiary – The person you may designate to become the Beneficiary when the primary Beneficiary dies.
Contract Year – Contract Years begin on the Effective Date and renew on each anniversary of the Effective Date.
Contributions – Amounts of money you invest or deposit into your Annuity Account.
Covered Fund(s) – Interests in Sub-Accounts approved by Great-West for the GLWB.
Covered Fund Value – The aggregate value of each Covered Fund.
Covered Person(s) – For purposes of a GLWB Rider, the natural person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal Amount will be based. If there are two Covered Persons, the Joint Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. If a natural person owns the Contract, the Owner of the Contract must be a Covered Person. If an IRA custodian or trustee owns the Contract, the Underlying IRA Holder must be the sole Covered Person. If a Grantor Trust owns the Contract, the Grantor(s) must be the sole Covered Person(s). A Joint Covered Person, when permitted, must be the Owner’s Spouse and (i) a Joint Owner; or (ii) the 100% primary Beneficiary under the Contract.
Death Benefit – The amount payable to the Beneficiary when the Owner or the Annuitant dies.
Decree – A divorce or separation instrument, as defined in Section 71(b)(2) of the Code, that creates or recognizes the existence of an Alternate Payee’s right to, or assigns to an Alternate Payee the right to receive all or a portion of the benefits payable with respect to an Owner that Great-West accepts and approves, except as otherwise agreed.
Distributions – Amounts paid from a Covered Fund, including but not limited to partial and systematic withdrawals.
Effective Date – The date on which the first Contribution is credited to your Annuity Account. Contract Years, anniversaries, and quarters are measured from the Effective Date.
Excess Withdrawal – An amount of either a Distribution or Transfer from the Covered Fund(s) during the GLWB Accumulation Phase or any amount combined with all other amounts that exceed the annual GAW during the GAW Phase. Excess Withdrawals reduce your Benefit Base and may be subject to the Withdrawal Charge.
GLWB Accumulation Phase – The period of time between the GLWB Rider Election Date and the Initial Installment Date.
GLWB Riders – The Guaranteed Lifetime Withdrawal Benefit (GLWB) Riders that are issued to Owners and which specify the benefits, rights, privileges, and obligations of the Owner and Great-West in the Income Strategy, as modified by the Rate Sheet Supplement applicable on the date the Contract is issued. A GLWB Rider is initiated by allocating Contributions to an Income Strategy Covered Fund. One or more GLWB Riders may not be available in all states, at all times, or through all financial intermediaries. All guarantees are subject to the claims paying ability of Great-West.
GLWB Rider Contributions – Owner-directed amounts received and allocated to the Owner’s Covered Fund(s) in the Income Strategy, including but not limited to Transfers from other assets in the Contract. If this Contract is a Qualified Annuity Contract, GLWB Rider Contributions may also include rollovers as defined under Section 402(c), 403(b)(8), 408(d)(3) and 457(e)(16) of the Code. Reinvested dividends, capital gains, and settlements arising from the Covered Fund(s) will not be considered GLWB Rider Contributions for the purpose of calculating the Benefit Base but will affect the Covered Fund Value. Once you have elected a GLWB Rider by making a GLWB Rider Contribution, you are not able to make Contributions to any other GLWB Rider. If we refuse to accept additional Contributions, you will retain all other rights under the GLWB Rider, including the right to make Transfers from the Investment Strategy to the Income Strategy.
GLWB Rider Election Date – The Business Day on which the Owner or Beneficiary elects the GLWB option in a GLWB Rider by allocating GLWB Rider Contributions to a Covered Fund(s). The GLWB Rider Election Date will be the date upon which the Initial Benefit Base is calculated and before the Owner attains the age of 85 years old.
GLWB Settlement Phase – The period when the Covered Fund Value has reduced to zero, but the Benefit Base is still positive and during which Installments will continue to be paid.

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Grantor – The natural person who is treated under Sections 671 through 679 of the Code as owning the assets of a Grantor Trust. All Grantors must be individuals.
Grantor Trust – A trust, the assets of which are treated under Sections 671 through 679 of the Code as being owned by the Grantor(s). We allow a Grantor Trust to be an Owner only if it has a single Grantor who is a natural person, or two Grantors who are one another’s Spouse as of the Effective Date.
Guarantee Benefit Fee – The fee associated with the Income Strategy and GLWB Riders. The Guarantee Benefit Fee may be referred to as the GLWB Rider Fee.
Guaranteed Annual Withdrawal (GAW) – For purposes of a GLWB Rider, the annualized withdrawal amount that we guarantee for the lifetime of the Covered Person(s).
Guaranteed Annual Withdrawal Percentage (GAW%) – The percentage of the Benefit Base that determines the amount of the GAW. The GAW% applicable to new Contract purchases is set forth in a Rate Sheet Supplement to this Prospectus applicable on the date the Contract is issued.
Guaranteed Annual Withdrawal (GAW) Phase – The period of time between the Initial Installment Date and the first day of the GLWB Settlement Phase. The GAW Phase begins when you elect to begin taking GAW payments.
Guaranteed Lifetime Withdrawal Benefit (GLWB) – A payment option offered by a GLWB Rider that pays Installments during the life of the Covered Person(s). The Covered Person(s) can receive periodic payments in either monthly, quarterly, semiannual, or annual Installments that in total over a 12-month period equal the GAW.
Income Strategy – Assets allocated to the Sub-Account associated with an optional GLWB Rider attached to the Contract.
Income Strategy Account Value – The sum of the values of the Sub-Accounts in the Income Strategy credited to the Owner under the Annuity Account. The Income Strategy Account Value is credited with a return based upon the investment experience of the investment option(s) selected by the Owner and will increase or decrease accordingly.
Initial Installment Date – The date of the first Installment under a GLWB, which must be a Business Day.
Installments – Periodic payments of the GAW.
Interest Rate Reset – During the GAW Phase of the T-Note Tracker GLWB Rider, an increase in the current GAW if the calculation results in a greater GAW than the current GAW on the Ratchet Date.
Investment Strategy – Assets allocated to the Sub-Accounts not associated with an optional GLWB Rider attached to the Contract.
Investment Strategy Account Value – The sum of the values of the Sub-Accounts in the Investment Strategy credited to the Owner under the Annuity Account. The Investment Strategy Account Value is credited with a return based upon the investment experience of the investment option(s) selected by the Owner and will increase or decrease accordingly.
Joint GAW% – The GAW% used with any GLWB Rider if there are two Covered Persons. The Joint GAW% applicable to new Contract purchases is set forth in a Rate Sheet Supplement to this Prospectus.
Lifetime Income Lock Fixed GLWB Rider – Provided all conditions are met, the Lifetime Income Lock Fixed GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s).
Mortality and Expense Risk Charge (M&E Charge) – An amount deducted from your Annuity Account Value at the end of each valuation period to compensate Great-West for bearing certain mortality and expense risks under the Contract.
Non-Qualified Annuity Contract – An annuity Contract which is not intended to satisfy the requirements of Section 408(b) (IRAs) or Section 408A (Roth IRAs) of the Code. We may issue this Contract as a Non-Qualified Annuity Contract.
Owner (Joint Owner) or You – The person or persons named in the Contract who is entitled to exercise all rights and privileges under the Contract, while the Annuitant is living. The Owner must be age 80 or younger at the time the Contract is issued. Joint Owners must be one another’s Spouse as of the Effective Date and must both be natural persons. The Annuitant will be the Owner unless otherwise indicated in the application. If the Owner intends to hold the Contract as a Qualified Annuity Contract, the Owner must be the Annuitant and a Joint Owner is not permitted. The Owner must be either a natural person, an IRA custodian or trustee, or a Grantor Trust. If the Owner is a Grantor Trust, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Grantor(s). If the Owner is an IRA custodian or trustee, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Underlying IRA Holder.
Payout Election Date – The date chosen for annuity payouts or periodic withdrawals to begin from the Investment Strategy. The Payout Election Date must occur before the Annuitant’s 99th birthday.

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Portfolio – A registered management investment company, or portfolio or series thereof, in which the assets of the Series Account may be invested. For convenience, the Investment Strategy Portfolios and the Income Strategy Covered Funds may be referred to as Portfolios in this prospectus.
Premium Tax – A tax that a state or other governmental authority charges. Varying by state, the current range of Premium Taxes is 0% to 3.5% and may be deducted with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Payout Election Date, or the Annuity Account Value when incurred by Great-West or at another time of Great-West’s choosing.
Qualified Annuity Contract – An annuity contract that is intended to qualify under Section 408(b) (IRAs) or Section 408A (Roth IRAs) of the Code. We may issue this Contract as a Qualified Annuity Contract.
Ratchet – For purposes of a GLWB Rider, an increase in the Benefit Base if the Covered Fund Value exceeds the current Benefit Base on the Ratchet Date.
Ratchet Date – During the GLWB Accumulation Phase, the Ratchet Date is the anniversary of the Owner’s GLWB Rider Election Date and each anniversary thereafter. During the GAW Phase, the Ratchet Date is the Initial Installment Date and each anniversary thereafter. An Interest Rate Reset may also occur on the Ratchet Date during the GAW Phase. If any anniversary is a non-Business Day, the Ratchet Date will be the preceding Business Day for that year.
Rate Sheet Supplement – Supplements to the Prospectus which we periodically file with the SEC that detail and modify certain rates associated with the GLWB Riders for new Contract purchases. Rate Sheet Supplements will disclose the GAW% and the Joint GAW% for all GLWB Riders applicable for a specified range of dates. Great-West will provide a minimum of 10 days prior notice of new rates declared in Rate Sheet Supplements.
Request – Any written, telephoned, electronic or computerized instruction in a form satisfactory to Great-West that the Retirement Resource Operations Center receives from you, your designee (as specified in a form acceptable to Great-West) or the Beneficiary (as applicable) as required by any provision of the Contract. The Request is subject to any action taken or payment made by Great-West before it is processed. A written Request will be deemed to include electronic mail transmissions only if: such transmissions include PDF or other facsimile transmissions clearly reproducing the manual signature, and; such transmission is sent to the designated address for the Retirement Resource Operations Center.
Retirement Resource Operations Center – You may write to us at P.O. Box 173920 Denver, CO 80217-3920; call us toll free at (877) 723-8723; or email us at rrocrequest@greatwest.com.
Series Account – Variable Annuity-2 Series Account, the segregated asset account established by Great-West under Colorado law and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). The Series Account is also referred to as the separate account.
Spouse – A person recognized as a spouse in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.
Sub-Account – A division of the Series Account containing the shares of a Portfolio in the Investment Strategy, the Income Strategy, or both. There is a Sub-Account for each Portfolio. We may also refer to a Sub-Account as an “investment option” in the Prospectus, SAI, or Series Account financial statements.
Surrender Value – Your Annuity Account Value on the Transaction Date of the surrender, less any Withdrawal Charge, Premium Tax, and other taxes.
T-Note Tracker GLWB Rider – Provided all conditions are met, the T-Note Tracker GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a floating schedule that varies the GAW% based on the age of the Covered Person(s) and the 10-Year Treasury Yield.
Transaction Date – The date on which any Contribution or Request from you will be processed. Contributions and Requests received after the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. ET) will be deemed to have been received on the next Business Day. Requests will be processed and the Annuity Account Value will be determined on each day that the New York Stock Exchange is open for trading.
Transfer – Moving amounts from and among the Sub-Account(s).
Underlying IRA Holder – The natural person who is treated under the Code as having a beneficial interest in the assets of a custodial or trusteed IRA account. All Underlying IRA Holders must be individuals.
Withdrawal Charge – The amount we deduct from premature surrenders or partial withdrawals. The charge applies to amounts withdrawn and varies depending upon the age of the Contribution withdrawn. The Withdrawal Charge is also known as a deferred sales load or contingent deferred sales charge.

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Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. State Premium Taxes may also be deducted.

Owner Transaction Expenses

Sales Load Imposed on Purchases	None

Withdrawal Charge
Age of Contribution (being withdrawn)	Withdrawal Charge (as a percentage of the Contribution being withdrawn)
Less than one year old	7%
1 year old or older, but not yet 2 years old	7%
2 years old or older, but not yet 3 years old	6%
3 years old or older, but not yet 4 years old	5%
4 years old or older, but not yet 5 years old	4%
5 years old or older	0%

Exchange Fee	None
Maximum Transfer Fee*	$15
* Currently, there is no charge for Transfers. We reserve the right to impose a Transfer Fee up to the stated amount for Transfers in excess of 12 per year.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

Annual Contract Fee		None

Series Account Annual Expenses (% of average Annuity Account Value)	Maximum	Current
Mortality and Expense Risk Charges	1.20%	1.20%
Total Series Account Annual Expenses	1.20%	1.20%

Optional GLWB Rider Fees Optional Guaranteed Lifetime Withdrawal Benefit Riders (with charges assessed quarterly, as a percentage of the current Benefit Base)	Maximum	Current
Lifetime Income Lock Fixed GLWB Rider	1.50%	0.90%
T-Note Tracker GLWB Rider	1.50%	0.65%
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

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Total Annual Portfolio Operating Expenses	Minimum	Maximum[2]
(Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)[1]	0.46	16.16

1 Several of the Portfolios (the Great-West Profile Funds, the Great-West Lifetime Asset Allocation Funds, and the Great-West SecureFoundation Balanced Fund) are “funds of funds” that invest substantially all of their assets in shares of other Great-West Funds, portfolios in the same group of investment companies as Great-West Funds, Inc., and portfolios of unaffiliated investment companies (the “Underlying Portfolios”). Because of this, the Great-West Profile Funds, Great-West Lifetime Asset Allocation Funds, and Great-West SecureFoundation Balanced Fund also bear their pro rata share of the operating expenses of the Underlying Portfolios. The above minimum and maximum expenses include fees and expenses incurred indirectly by the Great-West Profile Funds, the Great-West Lifetime Asset Allocation Funds, and Great-West SecureFoundation Balanced Fund as a result of their investment in shares of one or more Underlying Portfolios.
2 Total Annual Portfolio Operating Expenses shown are based, in part, on estimated amounts for the current fiscal year, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios’ expenses in order to keep the Portfolios’ expenses below specified limits. The expenses of certain Portfolios are reduced by contractual fee reduction.

THE ABOVE EXPENSES FOR THE PORTFOLIOS WERE PROVIDED BY THE PORTFOLIOS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.
Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, contract fees, Series Account annual expenses, and Portfolio fees and expenses.
Investment Strategy Example. The Example below assumes that you invest $10,000 in the Investment Strategy of the Contract (and nothing in the Income Strategy) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge and the maximum fees and expenses of any of the Portfolios in the Investment Strategy. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:1

1 year	3 years	5 years	10 years

$2,366.00	$5,385.00	$7,953.00	$13,616.00
(2) If you annuitize at the end of the applicable time period or do not surrender your Contract:

1 year	3 years	5 years	10 years

$1,736.00	$4,845.00	$7,593.00	$13,616.00

Income Strategy – Maximum Guarantee Benefit Fee Example. The Example below assumes that you invest $10,000 in the Income Strategy of the Contract (and nothing in the Investment Strategy) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge, maximum Guarantee Benefit Fee and the maximum fees and expenses of any of the Portfolios in the Income Strategy. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also

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does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios. If these arrangements were taken into consideration, the expenses shown would be lower.

1 This example reflects deduction of the Withdrawal Charge calculated according to the schedule set forth in the “Owner Transaction Expenses” table above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:1

1 year	3 years	5 years	10 years

$991.00	$1,693.00	$2,408.00	$4,809.00
(2) If you annuitize at the end of the applicable time period or do not surrender your Contract:

1 year	3 years	5 years	10 years

$361.00	$1,153.00	$2,048.00	$4,809.00

Income Strategy – Current Guarantee Benefit Fee Example. The Example below assumes that you invest $10,000 in the Income Strategy of the Contract (and nothing in the Investment Strategy) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge, current Guarantee Benefit Fee, and the maximum fees and expenses of any of the Portfolios in the Income Strategy. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:1

1 year	3 years	5 years	10 years

$931.00	$1,507.00	$2,087.00	$4,111.00
(2) If you annuitize at the end of the applicable time period or do not surrender your Contract:

1 year	3 years	5 years	10 years

$301.00	$967.00	$1,727.00	$4,111.00
1 This example reflects deduction of the Withdrawal Charge calculated according to the schedule set forth in the “Owner Transaction Expenses” table above.
These Examples do not show the effect of premium taxes. Premium taxes (ranging from 0% to 3.5%) are deducted from Contract Value upon full surrender, death, or annuitization. These Examples also do not include any of the taxes or penalties you may be required to pay if you surrender your Contract, nor do they include the impact of Transfer fees should Great-West in the future exercise its right to impose such fees.
The fee tables and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See Charges and Deductions below.

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Condensed Financial Information
Because the Contracts are new, we have no condensed Sub-Account financial information to report. In the future we will provide a table that shows selected information concerning accumulation units for each Sub-Account. An accumulation unit is the unit that we use to calculate the value of your interest in a Sub-Account.
Summary
The Great-West Smart Track® II - 5 Year variable annuity allows you to accumulate assets on a tax-deferred basis by investing in a variety of variable investment options (the Sub-Accounts). The performance of your Annuity Account Value will vary with the investment performance of the Portfolios corresponding to the Sub-Accounts you select. You bear the entire investment risk for all amounts invested in them. Depending on the performance of the Sub-Accounts you select, your Annuity Account Value could be less than the total amount of your Contributions.

How to contact the Retirement Resource Operations Center:
Retirement Resource Operations Center
P.O. Box 173920
Denver, CO 80217-3920
1-877-723-8723

How to Invest
We refer to amounts you invest in the Contract as “Contributions.” The minimum initial Contribution is $10,000. Additional Contributions to the Investment Strategy can be made at any time before you begin receiving annuity payments or taking periodic withdrawals.
The minimum subsequent Contribution is $500 (or $100 if investing via an Automatic Bank Draft Plan, if available). However, total Contributions may not exceed $1,000,000 without prior approval from Great-West. We reserve the right to accept lower minimum initial or subsequent Contributions or accept larger maximum total Contributions. The Contract is a long-term investment and is typically most useful as part of a personal retirement plan. Early withdrawals may be restricted by the Code or may expose you to a Withdrawal Charge or tax penalties.
You may purchase the Great-West Smart Track® II - 5 Year variable annuity through a 1035 Exchange of another insurance contract.
Withdrawal Charge
Full surrenders or partial withdrawals of your Annuity Account Value may be subject to the Withdrawal Charge. For purposes of calculating the Withdrawal Charge, we deem the oldest Contributions to be withdrawn first and Contributions to be withdrawn before earnings. For more information, please see Charges and Deductions below.
Right to Cancel Period
After you receive your Contract, you may examine it for at least 10 days or longer if required by your state law (in some states, up to 30 days or longer for replacement annuity contracts), during which time you may cancel your Contract as described in more detail in this Prospectus. The money you contribute to the Contract will be invested at your direction. We will not deduct a Withdrawal Charge from the amount returned during the right to cancel period. You assume the risk of any market drop on Contributions you allocate to the Sub-Accounts.
State Variations
Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. This Prospectus describes the material rights and obligations of an Owner, and the maximum fees and charges for all contract features and benefits are set forth in the fee table of this Prospectus. See your Contract for specific variations because any such state variations will be included in your Contract or in riders, amendments, or endorsements attached to your Contract.
Allocating Your Contributions
The Series Account consists of two strategies: the Investment Strategy (relating to the base Contract) and the Income Strategy (relating to the optional Guaranteed Lifetime Withdrawal Benefit Riders). When you make a Contribution, you choose how your Contributions are allocated between the Portfolios in the Investment Strategy and the Covered Fund(s) in the Income Strategy. The Investment Strategy consists of a wide variety of Portfolios, allowing you to select among

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Sub-Accounts that invest in different asset classes and which utilize different investment advisers. The Income Strategy currently has a single Covered Fund, which allows you to allocate Contributions to one of the Guaranteed Lifetime Withdrawal Benefit Riders.
Guaranteed Lifetime Withdrawal Benefit Rider Options
The Contract offers two Guaranteed Lifetime Withdrawal Benefit Rider options: (1) the Lifetime Income Lock Fixed GLWB Rider, and (2) the T-Note Tracker GLWB Rider. Each GLWB Rider calculates the Guarantee Benefit Fee as a percentage of the Benefit Base, but offers different features and different methods of calculating the GAW%. One or more GLWB Riders may not be available in all states, at all times, or through all financial intermediaries.
Provided all conditions are met, the Lifetime Income Lock Fixed GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s).
Provided all conditions are met, the T-Note Tracker GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a floating schedule that varies the GAW% based on the age of the Covered Person(s) and the 10-Year Treasury Yield.
The GAW% and Joint GAW% applicable to you are disclosed in the Rate Sheet Supplement in effect at the time you purchased your Contract. In order to receive the disclosed GAW% or Joint GAW%, your application must be received by us in good order within the time period stated in the Rate Sheet Supplement. Terms reflected in Rate Sheet Supplements that were not in effect at such time will not apply to your Contract. You may contact us at the Retirement Resource Operations Center for a Rate Sheet Supplement applicable to your Contract.
All guarantees are subject to the claims paying ability of Great-West.
Payout Options
The Great-West Smart Track® II - 5 Year variable annuity offers three payout options: (1) periodic withdrawals; (2) variable annuity payouts; or (3) a single, lump-sum payment.
Prior to the Annuity Commencement Date, you can withdraw all or a part of your Annuity Account Value. Full or partial withdrawals may be subject to the Withdrawal Charge. Certain withdrawals will normally be subject to federal income tax and may also be subject to a federal penalty tax. You may also pay a Premium Tax upon a withdrawal.
Death Benefit
If the Owner dies before the Annuity Commencement Date, we will pay the Death Benefit to your Beneficiary. If the Owner dies before the entire value of the Contract is distributed, we will distribute the remaining value according to the rules outlined in the Death Benefit section below.
The amount of the Death Benefit will be the greater of:
• the Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax; or
• the sum of Contributions applied to the Contract in both the Investment Strategy and the Income Strategy, as of the date the Request for payment is received, less the proportionate impact of any Distributions, partial or periodic withdrawals and Premium Tax, if any.
For a full description of the circumstances under which we pay the Death Benefit, please see Distribution of Death Benefit below.
This summary highlights some of the more significant aspects of the Great-West Smart Track® II - 5 Year variable annuity. You’ll find more detailed information about these topics throughout the Prospectus and in your Contract. Please keep them both for future reference.
Great-West Life & Annuity Insurance Company
Great-West is a stock life insurance company that was originally organized under the laws of the State of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation in 1980 prior to changing to our current name in 1982. In September of 1990, we re-domesticated under the laws of the State of Colorado. Our executive office is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and

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management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.
We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands, and Guam.
The Series Account
We established the Series Account in accordance with Colorado law on June 25, 2009. Prior to September 19, 2011, the Series Account was known as Varifund Variable Annuity Account.
The Series Account is registered with the SEC under the 1940 Act as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Series Account.
We own the assets of the Series Account. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses.
We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts and other of our variable insurance products participating in the Series Account. Those assets may not be charged with our liabilities from our other businesses. Our obligations under the Contracts and other products are, however, our general corporate obligations.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.
Your Contributions under the Contract are held in the Series Account. The Series Account is divided into several Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new Sub-Accounts or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts. All amounts allocated to a Sub-Account will be fully invested in Portfolio shares.
We hold the assets of the Series Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.
All guarantees are subject to the claims paying ability of Great-West.
The Portfolios
The Contract offers a number of investment options, corresponding to the Sub-Accounts. Each Sub-Account invests in a single Portfolio. Each Portfolio is a separate mutual fund registered under the 1940 Act. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Portfolios. You should read the Portfolios’ prospectuses in connection with this Prospectus. You may obtain a copy of the Portfolios’ prospectuses without charge by Request. If you received a summary prospectus for a Portfolio, please follow the directions on the first page of the summary prospectus to obtain a copy of that Portfolio’s prospectus.
Each Portfolio:

•	holds its assets separately from the assets of the other Portfolios,

•	has its own distinct investment objectives and policies, and

•	operates as a separate investment fund.
The income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
The Portfolios are not available to the general public directly. The Portfolios are only available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. Not all Portfolios or Covered Funds will be available in all states, at all times, or through all financial intermediaries. You should speak with your financial advisor about the Portfolios and Covered Funds available to you.

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Some of the Portfolios have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly available mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Portfolios may differ.
Payments We Receive. Some of the Portfolios’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Portfolios. Such compensation is typically a percentage of Series Account assets invested in the relevant Portfolio and generally may range up to 0.35% of net assets. GWFS Equities, Inc. (“GWFS”), a broker-dealer and subsidiary of Great-West and the principal underwriter and distributor of the Contract, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Portfolios for providing distribution related services related to shares of Portfolios offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Portfolio.
Such payments and fees create an incentive for us to offer Portfolios (or classes of shares of Portfolios) for which such payments and fees are available to us. We consider such payments and fees, among other things, when deciding to include a Portfolio (or class of shares of a Portfolio) as an investment option under the Contract. Other available investment portfolios (or other available classes of shares of the Portfolios) may have lower fees and better overall investment performance than the Portfolios (or classes of shares of the Portfolios) offered under the Contract.
If you purchased the Contract through a broker-dealer or other financial intermediary (such as a bank), the Portfolios and their related companies may pay the intermediary for services provided with regard to the sale of Portfolio shares to the Sub-Accounts under the Contract. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Contract (and certain Sub-Accounts under the Contract) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about variations and how he or she and his or her broker-dealer are compensated for selling the Contract or visit your financial intermediary's website for more information.
Portfolio Investment Objectives. The investment objectives of the Portfolios available under the Investment Strategy are briefly described below followed by the investment objective of the Covered Fund available under the Income Strategy:
The Alger Portfolios, Inc. – advised by Fred Alger Management, Inc. of New York City, New York.
Alger Small Cap Growth Portfolio (Class I-2) seeks long term capital appreciation.
Alger SMid Cap Growth Portfolio (Class I-2) seeks long term capital appreciation.
ALPS/ Red Rocks Listed Private Equity Portfolio – advised by ALPS Advisors, Inc. of Denver, CO.
ALPS/ Red Rocks Listed Private Equity Portfolio (Class III) seeks to maximize total return, which consists of appreciation on its investments and a variable income stream.
American Century Variable Portfolios, Inc. – advised by American Century® Investment Management, Inc. of Kansas City, Missouri, advisers to the American Century family of mutual funds.
American Century Investments VP Inflation Protection Fund (Class II) pursues long-term total return using a strategy that seeks to protect against U.S. inflation.
American Century Investments VP Mid Cap Value Fund (Class II) seeks long-term capital growth. Income is a secondary objective.
American Century Investments VP Value Fund (Class II) seeks long-term capital growth. Income is a secondary objective.
American Funds Insurance Series – advised by Capital Research and Management Company of Los Angeles, California.
American Funds Insurance Series International Fund (Class 4) seeks long-term growth of capital.
BlackRock Portfolios – advised by BlackRock Advisors, LLC of Wilmington, Delaware.
BlackRock Global Allocation V.I. Fund (Class III) seeks high total investment return.
BlackRock High Yield V.I. Fund (Class III) seeks to maximize total return consistent with income generation and prudent investment management.

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Clearbridge Variable Funds – advised by Legg Mason Partners Fund Advisor, LLC of New York, New York.
Clearbridge Variable Small Cap Growth Portfolio (Class II) seeks long-term growth of capital.
Delaware VIP Trust – managed by Delaware Management Company of Philadelphia, Pennsylvania.
Delaware VIP Emerging Markets Series (Service Class) seeks long term capital appreciation.
Delaware VIP REIT Series (Service Class) seeks maximum long-term total return, with capital appreciation as a secondary objective.
Delaware VIP Small Cap Value Series (Service Class) seeks capital appreciation.
Deutsche Variable Series I – advised by Deutsche Investment Management Americas, Inc. of New York, New York.
Deutsche Capital Growth VIP (Class B) seeks to provide long-term growth of capital.
Deutsche Global Small Cap Growth VIP (Class B) seeks above-average capital appreciation over the long term.
Dreyfus Investment Portfolios – advised by The Dreyfus Corporation of New York, New York.
Dreyfus Investment Portfolios Technology Growth Portfolio (Service Shares) seeks capital appreciation.
Dreyfus Variable Investment Fund – advised by The Dreyfus Corporation of New York, New York.
Dreyfus Variable Investment Fund Appreciation Portfolio (Service Shares) seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.
Franklin Templeton Variable Insurance Products Trust – advised by Franklin Advisers, Inc. of San Mateo, CA.
Franklin Income VIP Fund (Class 4) seeks to maximize income while maintaining prospects for capital appreciation.
Goldman Sachs Variable Insurance Trust – advised by Goldman Sachs Asset Management, L.P., of New York, NY.
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio (Advisor Shares) seeks long-term growth of capital.
Great-West Funds, Inc. – advised by Great-West Capital Management, LLC of Greenwood Village, Colorado.
Great-West Ariel Mid Cap Value Fund (Initial Class) seeks long-term capital appreciation.
Great-West Bond Index Fund (Initial Class) seeks investment results that track the total return of the debt securities that comprise the Barclays U.S. Aggregate Bond Index.
Great-West Federated Bond Fund (Initial Class) seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.
Great-West Goldman Sachs Mid Cap Value Fund (Initial Class) seeks long-term growth of capital.
Great-West International Index Fund (Initial Class) seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index.
Great-West Invesco Small Cap Value Fund (Initial Class) seeks long-term growth of capital.
Great-West Loomis Sayles Bond Fund (Initial Class) seeks high total investment return through a combination of current income and capital appreciation.
Great-West Loomis Sayles Small Cap Value Fund (Initial Class) seeks long-term capital growth.
Great-West MFS International Growth Fund (Initial Class) seeks long-term growth of capital.
Great-West MFS International Value Fund (Initial Class) seeks long-term capital growth.
Great-West Money Market Fund (Initial Class) seeks as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Great-West Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.
Great-West Putnam Equity Income Fund (Initial Class) seeks capital growth and current income.
Great-West Putnam High Yield Bond Fund (Initial Class) seeks to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.

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Great-West Real Estate Index Fund (Initial Class) seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts.
Great-West S&P 500® Index Fund (Initial Class) seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s 500® Index.1
Great-West S&P Mid Cap 400® Index Fund (Initial Class) seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Standard & Poor’s MidCap 400® Index.1
Great-West S&P Small Cap 600® Index Fund (Initial Class) seeks investment results that track the total return of the common stocks that comprise the Standard’s & Poor’s SmallCap 600® Index.1
Great-West Short Duration Bond Fund (Initial Class) seeks maximum total return that is consistent with preservation of capital and liquidity.
Great-West Stock Index Fund (Initial Class) seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s 500® Index and the Standard & Poor’s MidCap 400® Index, weighted according to their pro-rata share of the market.1
Great-West Templeton Global Bond Fund (Initial Class) seeks current income with capital appreciation and growth of income.
Great-West T. Rowe Price Mid Cap Growth Fund (Initial Class) seeks long-term capital appreciation.
Great-West U.S. Government Mortgage Securities Fund (Initial Class) seeks the highest level of return consistent with preservation of capital and substantial credit protection.
Great-West Profile Funds
Each of the following five Profile Funds seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon and personal objectives.
Great-West Aggressive Profile I Fund (Initial Class) seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments.
Great-West Conservative Profile I Fund (Initial Class) seeks capital preservation primarily through investments in underlying funds that emphasize fixed income investments.
Great-West Moderately Aggressive Profile I Fund (Initial Class) seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments and, to a lesser degree, in underlying funds that emphasize fixed income investments.
Great-West Moderate Profile I Fund (Initial Class) seeks long-term capital appreciation primarily through investments in underlying funds with a relatively equal emphasis on equity and fixed income investments.
Great-West Moderately Conservative Profile I Fund (Initial Class) seeks income and capital appreciation primarily through investments in underlying funds that emphasize fixed income investments and, to a lesser degree, in underlying funds that emphasize equity investments.
Great-West Lifetime Asset Allocation Funds
Great-West Lifetime 2015 Fund II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2015, the Fund seeks income and, secondarily, capital growth.
Great-West Lifetime 2025 Fund II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2025, the Fund seeks income and, secondarily, capital growth.
Great-West Lifetime 2035 Fund II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2035, the Fund seeks income and, secondarily, capital growth.
Great-West Lifetime 2045 Fund II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2045, the Fund seeks income and, secondarily, capital growth.
Great-West Lifetime 2055 Fund II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2055, the Fund seeks income and, secondarily, capital growth.
Invesco Variable Insurance Funds – advised by Invesco Advisers, Inc., Houston, Texas, and sub-advised by advisory entities affiliated with Invesco Advisors, Inc.
Invesco V.I. Core Equity Fund (Series II) seeks long-term growth of capital.

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Invesco V.I. Global Real Estate Fund (Series II) seeks total return through growth of capital and current income.
Invesco V.I. Growth and Income Fund (Series II) seeks long-term growth of capital and income.
Invesco V.I. International Growth Fund (Series II) seeks long-term growth of capital.
Invesco V.I. Small Cap Equity Fund (Series II) seeks long-term growth of capital.
Janus Aspen Series – advised by Janus Capital Management LLC of Denver, Colorado.
Janus Aspen Series Balanced Portfolio (Service Shares) seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Janus Aspen Series Enterprise Portfolio (Service Shares) seeks long-term growth of capital.
Janus Aspen Series Flexible Bond Portfolio (Service Shares) seeks to obtain maximum total return, consistent with preservation of capital.
JPMorgan Insurance Trust – advised by JPMorgan Investment Advisors, Inc. of Columbus, Ohio.
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class 2) seeks long-term capital growth.
Lord Abbett Portfolios – advised by Lord, Abbett & Co. LLC of Jersey City, New Jersey.
Lord Abbett Series Developing Growth Portfolio (Class VC) seeks long term growth of capital.
Neuberger Berman Advisers Management Trust – advised by Neuberger Berman Management LLC of New York, New York.
Neuberger Berman AMT Socially Responsive Portfolio (S Class) seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.
Oppenheimer Funds – advised by OFI Global Asset Management, Inc. of New York, New York.
Oppenheimer Main Street Small Cap Fund VA (Service Class) seeks capital appreciation.
PIMCO Variable Insurance Trust – advised by Pacific Investment Management Company, LLC of Newport Beach, California.
PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class) seeks maximum real return, consistent with prudent investment management.
PIMCO VIT Low Duration Portfolio (Advisor Class) seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Real Return Portfolio (Advisor Class) seeks maximum real return consistent with preservation of real capital and prudent investment management.
PIMCO VIT Total Return Portfolio (Advisor Class) seeks maximum total return, consistent with preservation of capital and prudent investment management.
Putnam Variable Trust – advised by Putnam Investment Management, LLC of Boston, Massachusetts.
Putnam VT Absolute Return 500 Fund (Class IB) seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.
Putnam VT American Government Income Fund (Class IB) seeks high current income with preservation of capital as its secondary objective.
Putnam VT Capital Opportunities Fund (Class IB) seeks long-term growth of capital.
Putnam VT Global Asset Allocation Fund (Class IB) seeks long-term return consistent with preservation of capital.
Putnam VT Global Equity Fund (Class IB) seeks capital appreciation.
Putnam VT Growth & Income Fund (Class IB) seeks capital growth and current income.
Putnam VT Growth Opportunities Fund (Class IB) seeks capital appreciation.
Putnam VT Income Fund (Class IB) seeks high current income consistent with what Putnam Investments, LLC believes to be prudent risk.
Putnam VT International Equity Fund (Class IB) seeks capital appreciation.

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Putnam VT International Growth Fund (Class IB) seeks long-term capital appreciation.
Putnam VT Investors Fund (Class IB) seeks long-term growth of capital and any increased income that results from this growth.
Putnam VT Research Fund (Class IB) seeks capital appreciation.
Putnam VT Small Cap Value Fund (Class IB) seeks capital appreciation.
Putnam VT Voyager Fund (Class IB) seeks capital appreciation.
T. Rowe Price Equity Series, Inc. – advised by T. Rowe Price Associates, Inc. of Baltimore, Maryland.
T. Rowe Price Blue Chip Growth Portfolio (Class II) seeks long term capital growth; income is a secondary objective.
Van Eck VIP Trust – advised by Van Eck Associates Corporation of New York, New York.
Van Eck VIP Global Hard Assets Fund (Class S) seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.
The investment objective of the Covered Fund available under the Income Strategy is briefly described below.
Great-West Funds, Inc. – advised by Great-West Capital Management, LLC of Greenwood Village, Colorado.
Great-West SecureFoundation® Balanced Fund (Class L) seeks long-term capital appreciation and income.
1 Standard & Poor’s, S&P 500 Composite Index, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Great-West Funds, Inc. and Great-West Life & Annuity Insurance Company. The Funds that track those indices are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of using any index.
Meeting Investment Objectives
Meeting investment objectives depends on various factors, including, but not limited to, how well the Portfolio managers anticipate changing economic and market conditions. There is no guarantee that any of these Portfolios will achieve their stated objectives.
Where to Find More Information About the Portfolios
Additional information about the investment objectives and policies of all the Portfolios and the investment advisory and administrative services and charges can be found in the current prospectuses of the Portfolios, which can be obtained from the Retirement Resource Operations Center. You may also visit www.greatwestst5.com.
You should read the Portfolios’ prospectuses carefully before making any decision concerning the allocation of Contributions to, or Transfers among, the Sub-Accounts.
Addition, Deletion or Substitution of Sub-Accounts
Great-West does not control the Portfolios and cannot guarantee that any of the Portfolios will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments.
Great-West reserves the right to discontinue the offering of any Portfolio. If a Portfolio is discontinued, we may substitute shares of another Portfolio or shares of another investment company for the discontinued Portfolio’s shares. Any share substitution will comply with the requirements of the 1940 Act.
If you are contributing to a Sub-Account corresponding to a Portfolio that is being discontinued, you will be given notice prior to the Portfolio’s elimination.
Based on marketing, tax, investment and other conditions, we may establish new Sub-Accounts and make them available to Owners at our discretion. Each additional Sub-Account will purchase shares in a Portfolio or in another mutual fund or investment vehicle.
If, in our sole discretion, marketing, tax, investment or other conditions warrant, we may also eliminate one or more Sub-Accounts. Before a Sub-Account is eliminated, we will notify you and request that you reallocate the amounts invested in the Sub-Account to be eliminated.
Application and Initial Contributions
The first step to purchasing the Great-West Smart Track® II - 5 Year variable annuity is to complete your Contract application and submit it with your initial minimum Contribution of $10,000. You can make initial Contributions by check

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(payable to Great-West), by transferring amounts from an eligible brokerage account, or by other method approved by Great-West. You also may purchase the Contract through a 1035 Exchange provided that the contract you are exchanging for the Great-West Smart Track® II - 5 Year variable annuity has a cash value of at least $10,000.
The Contract application and any initial Contributions made by check should be sent to the Retirement Resource Operations Center.
If your application is complete, your Contract will be issued and your Contribution will be credited within two Business Days after receipt by Great-West. Acceptance is subject to sufficient information in a form acceptable to us. We reserve the right to reject any application or Contribution.
If your application is incomplete, we will contact you by telephone or email to obtain the required information. If the information necessary to complete your application is not received within five Business Days, we will return to you both your check and the application. If you provide consent we will retain the initial Contribution and credit it as soon as we have completed your application.
Great-West reserves the right to lower the minimum initial Contribution.
Right to Cancel Period
During the right to cancel period (ten days or the period required by your state), you may cancel your Contract. If you purchased your Contract as a replacement of an existing contract, the right of cancellation period is extended to 30 days or longer from the date you received it. If you decide to cancel your Contract within the right to cancel period, you must return the Contract to the Retirement Resource Operations Center or an agent of Great-West. Contracts returned during the right to cancel period will be void from the start.
During the right to cancel period, Contributions will be allocated to the Sub-Accounts you select on your application, and you may change your Sub-Account allocations and your allocation percentages. We will refund your Annuity Account Value as of the Transaction Date we received your Request for cancellation. This amount may be higher or lower than your Contributions depending on the investment performance, which means you bear the investment risk until we receive your Contract and notice of cancellation.
After the right to cancel period, we allocate Contributions to the Annuity Account in the proportion Requested by the Owner. If there are no accompanying instructions, then allocations will be made in accordance with standing instructions. Allocations will be effective upon the Transaction Date.
In your Contract, the right to cancel period is also referred to as the right to examine.
Subsequent Contributions
Once your application is complete and we have received your initial Contribution, you can make subsequent Contributions to the Investment Strategy or the Income Strategy at any time prior to the Annuity Commencement Date, as long as the Annuitant is living. (Subsequent Contributions to the Income Strategy may be permitted during the GAW Phase, depending on the terms of your GLWB Rider. See Guaranteed Lifetime Withdrawal Benefit, Subsequent Contributions to Your Covered Fund(s), below.) Additional Contributions must be at least $500 (or $100, if made via an Automatic Bank Draft Plan, if available). Total Contributions may exceed $1,000,000 only with our prior approval.
You can make subsequent Contributions by check, Automatic Bank Draft Plan (if available), transfers from your brokerage account or other method approved by Great-West. If you make subsequent Contributions by check, your check should be payable to Great-West.
You will receive a confirmation of each Contribution you make upon its acceptance. Subsequent Contributions are credited the day they are received in the Retirement Resource Operations Center at Great-West if they are received on a Business Day. Subsequent Contributions received on non-Business Days will be credited the next Business Day.
If you cancel a purchase payment or if your check is returned due to insufficient funds, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the canceled purchase. We reserve the right to refrain from allocating Contributions to your selected Sub-Accounts until your bank notifies us that your check has cleared.
Great-West reserves the right to cease accepting Contributions at any time at its discretion, as well as the right to modify the limitations set forth in this section.

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Annuity Account Value
Before the Annuity Commencement Date, the value of your Contract is the Annuity Account Value, which, before your Annuity Commencement Date, is the total dollar amount of all Accumulation Units credited to you for each Sub-Account. Initially, the value of each Accumulation Unit was set at $10.00.
Each Sub-Account’s value prior to the Payout Election Date is equal to:

•	Contributions allocated to the corresponding Sub-Account,

•	plus or minus any increase or decrease in the value of the assets of the Sub-Account due to investment results,

•	minus the daily Mortality and Expense Risk Charge and/or quarterly Guarantee Benefit Fee, and

•	minus any withdrawals or Transfers from the Sub-Account, and

•	minus any Withdrawal Charges.
The value of a Sub-Account’s assets is determined at the end of each day that the New York Stock Exchange is open for regular business (a valuation date). A valuation period is the period between successive valuation dates. It begins at the close of the New York Stock Exchange (generally 4:00 p.m. ET) on each valuation date and ends at the close of the New York Stock Exchange on the next succeeding valuation date.
The Annuity Account Value is expected to change from valuation period to valuation period, reflecting the investment experience of the selected Sub-Account(s), as well as the deductions for applicable charges.
Upon allocating Contributions to a Sub-Account you will be credited with variable Accumulation Units in that Sub-Account. The number of Accumulation Units you will be credited is determined by dividing the portion of each Contribution allocated to the Sub-Account by the value of an Accumulation Unit. The value of the Accumulation Unit is determined and credited at the end of the valuation period during which the Contribution was received.
Each Sub-Account’s Accumulation Unit value is established at the end of each valuation period. It is calculated by multiplying the value of that unit at the end of the prior valuation period by the Sub-Account’s Net Investment Factor for the valuation period. The formula used to calculate the Net Investment Factor is discussed in Appendix A.
Transfers
While your Contract is in force, and subject to the terms of a GLWB Rider, if applicable, you may Transfer all or part of your Annuity Account Value among and between the Sub-Accounts by telephone, in writing by sending a Request to the Retirement Resource Operations Center, or through the Internet at www.greatwestst5.com. Incoming Transfers to closed Sub-Accounts are not permitted.
Your Request must specify:

•	the amounts being Transferred,

•	the Sub-Account(s) from which the Transfer is to be made, and

•	the Sub-Account(s) that will receive the Transfer.
Currently, there is no limit on the number of Transfers you can make among the Sub-Accounts during any calendar year. However, we reserve the right to limit the number of Transfers you make. Also, there is currently no charge for Transfers. We reserve the right to impose such a charge in the future. If we choose to exercise these rights, we will notify you by sending you a supplement to this Prospectus, in accordance with all applicable regulations.
A Transfer generally will be effective on the date the Retirement Resource Operations Center receives the Request for Transfer if received before 4:00 p.m. ET on a Business Day. Any Transfer request received after 4:00 p.m. ET becomes effective on the following Business Day. Under current tax law, there will not be any tax liability to you if you make a Transfer.
Transfers involving the Sub-Accounts will result in the purchase and/or cancellation of Accumulation Units having a total value equal to the dollar amount being transferred. The purchase and/or cancellation of such units is made using the value of the Sub-Accounts as of the end of the valuation date on which the Transfer is effective.
Market Timing and Excessive Trading
The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of contract owners in the underlying Portfolios. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of a Portfolio’s portfolio securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large Transfers may harm performance by increasing Portfolio expenses and disrupting Portfolio management

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strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Portfolio to keep a relatively high cash position, resulting in increased brokerage costs and lost investment opportunities.
We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by Owners. As part of those procedures, certain of the Portfolios have instructed us to perform standardized trade monitoring, while other Portfolios perform their own monitoring and request reports of the Owner’s trading activity if prohibited trading is suspected. If an Owner’s trading activity is determined to constitute prohibited trading, as defined by the applicable Portfolio, Great-West will notify the Owner that a trading restriction will be implemented if the Owner does not cease the prohibited trading. Some Portfolios may require that trading restrictions be implemented immediately without warning, in which case we will notify the Owner of the restriction imposed by the Portfolio(s), as applicable.
If a Portfolio determines, or, for Portfolios for which we perform trade monitoring, we determine based on the applicable Portfolio’s definition of prohibited trading, that the Owner continues to engage in prohibited trading, we will restrict the Owner from making Transfers into the identified Portfolio(s) for the period of time specified by the Portfolio(s). Restricted Owners will be permitted to make Transfers out of the identified Portfolio(s) to other available Portfolio(s). When the Portfolio’s restriction period has been met, the Owner will automatically be allowed to resume Transfers into the identified Portfolio(s).
For Portfolios that perform their own monitoring, the Series Account does not impose trading restrictions unless a Portfolio first detects and notifies us of prohibited trading activity. Accordingly, we cannot prevent all prohibited trading activity before it occurs, as it may not be possible to identify it unless a trading pattern is established. To the extent such Portfolios do not detect and notify us of prohibited trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make prohibited trading transactions with the result that the management of the Portfolios may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolios.
We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any persons from these procedures. We do not enter into agreements with Owners whereby we permit prohibited trading. Subject to applicable state law and the terms of each Contract, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.
The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage prohibited trading. For example, a Portfolio may impose a redemption fee. The Owner should also be aware that we are legally obligated to provide (at the Portfolios’ request) information about each amount you cause to be deposited into a Portfolio (including by way of premium payments and Transfers under your Contract) or removed from the Portfolio (including by way of withdrawals and Transfers under your Contract). If a Portfolio identifies you as having violated the Portfolio’s frequent trading policies and procedures, we are obligated, if the Portfolio requests, to restrict or prohibit any further deposits or exchanges by you in respect to that Portfolio. Under rules adopted by the SEC we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or Transfers by specific Owners who violate the frequent trading policies established by the Portfolio. Accordingly, if you do not comply with any Portfolio’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Portfolio or directing any Transfers or other exchanges involving that Portfolio. You should review and comply with each Portfolio’s frequent trading policies and procedures, which are disclosed in the Portfolios’ current prospectuses.
We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in prohibited trading. In addition, our orders to purchase shares of the Portfolios are generally subject to acceptance by the Portfolio, and in some cases a Portfolio may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our order to purchase shares of the Portfolio is not accepted by, or is reversed by, an applicable Portfolio.
You should note that other insurance companies and retirement plans may also invest in the Portfolios and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. You should also know that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries

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such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Owners and/or individual owners of variable insurance contracts. The nature of such orders may limit the Portfolios’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Portfolios may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Portfolios will not be harmed by Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Portfolios. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Portfolios. In addition, if a Portfolio believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent Transfer activity, the Portfolio may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Portfolio.
Automatic Custom Transfers
Dollar Cost Averaging
You may arrange for systematic Transfers from any Investment Strategy Sub-Account to any other open Sub-Account in either the Investment Strategy or the Income Strategy. These systematic Transfers may be used to Transfer values from the Great-West Money Market Sub-Account to other Sub-Accounts as part of a dollar cost averaging strategy. Dollar cost averaging allows you to buy more units when the price is low and fewer units when the price is high. Over time, your average cost per unit may be more or less than if you invested all your money at one time. However, dollar cost averaging does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. There is no charge for participating in Dollar Cost Averaging.
You can set up automatic dollar cost averaging on a monthly, quarterly, semi-annual, or annual basis. Your Transfer will be initiated on the Transaction Date one frequency period following the date of the request. For example, if you request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.
If there are insufficient funds in the applicable Sub-Account on the date your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Sub-Account. Dollar cost averaging will terminate automatically when you start taking payouts from the Contract. Dollar cost averaging Transfers must meet the following conditions:

•	The minimum amount that can be Transferred out of the selected Sub-Account is $100.

•
You must: (1) specify the dollar amount to be Transferred, (2) designate the Sub-Account(s) to which the Transfer will be made, and (3) designate the percentage of the dollar amount to be allocated to each Sub-Account into which you are Transferring money. The Accumulation Unit values will be determined on the Transfer date.

How dollar cost averaging works (this example is hypothetical and may not be indicative of how dollar cost averaging would work for you):

Month	Contribution	Units Purchased	Price per Unit
Jan.	$250	10	$25.00
Feb.	250	12	20.83
Mar.	250	20	12.50
Apr.	250	20	12.50
May	250	15	16.67
June	250	12	20.83
   Average market value per unit $18.06
   Investor’s average cost per unit $16.85
In the chart above, if all units had been purchased at one time at the highest unit value of $25.00, only 60 units could have been purchased with $1500. By contributing smaller amounts over time, dollar cost averaging allowed 89 units to be

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purchased with $1500 at an average unit price of $16.85. This investor purchased 29 more units at $1.21 less per unit than the average market value per unit of $18.06.

You may not participate in dollar cost averaging and Rebalancer at the same time. During the Income Strategy GAW Phase, dollar cost averaging Transfers may not be made into the Income Strategy. Any dollar cost averaging Transfers into the Income Strategy that are scheduled during the GAW Phase will be automatically defaulted into the Great-West Money Market Sub-Account.
Great-West reserves the right to modify, suspend, or terminate dollar cost averaging at any time.
Rebalancer
Over time, variations in each Sub-Account’s investment results will change your Sub-Account allocation percentages. Rebalancer allows you to automatically reallocate your Investment Strategy Account Value to maintain your desired Sub-Account allocation. The Income Strategy Account Value is not eligible for the Rebalancer. Participation in Rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. There is no charge for participating in Rebalancer and it is only available for assets held in the Investment Strategy.
You can set up Rebalancer as a one-time Transfer or on a quarterly, semi-annual, or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the request.
If you select to rebalance on a quarterly, semi-annual, or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the request. For example, if you request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.

How Rebalancer works:
Suppose you purchased your annuity and you decided to allocate 60% of your initial Contribution to Sub-Accounts that invest in stocks; 30% to Sub-Accounts that invest in bonds, and 10% to Sub-Accounts that invest in cash equivalents as in this pie chart:

Now assume that stock Portfolios outperform bond Portfolios and cash equivalents over a certain period of time. Over this period, the unequal performance may alter the asset allocation of the above hypothetical plan to look like this:
Rebalancer automatically reallocates your Annuity Account Value to maintain your desired Sub-Account allocation. In this example, the Sub-Account allocations would be reallocated back to 60% in stocks; 30% in bonds; 10% in cash equivalents.

On the Transaction Date for the specified Request, assets will be automatically reallocated to the Sub-Accounts you selected. The Rebalancer option will terminate automatically when you start taking payouts from the Contract.
Rebalancer Transfers must meet the following conditions:

•	Your entire Investment Strategy Account Value must be included (except for Sub-Accounts that are closed to new Contributions and incoming Transfers).

•
You must specify the percentage of your Investment Strategy Account Value that you wish allocated to each Sub-Account and the frequency of rebalancing. You may modify the allocations or stop the Rebalancer option at any time.

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•	You may not participate in dollar cost averaging and Rebalancer at the same time.
Rebalancer is not available after annuity payouts have begun. Great-West reserves the right to modify, suspend, or terminate the Rebalancer option at any time.
Cash Withdrawals
You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by submitting a withdrawal Request to the Retirement Resource Operations Center; however, any withdrawals over $25,000 must be submitted in writing. Withdrawals are subject to the rules below and federal or state laws, rules, or regulations may also apply. The amount payable to you if you surrender your Contract is your Annuity Account Value, less any Withdrawal Charge, applicable Premium Tax, and other taxes. No withdrawals may be made from the Investment Strategy after the Annuity Commencement Date. If you surrender your Contract, a GLWB Rider, if elected, will terminate.
If you request a partial withdrawal, your Annuity Account Value will be reduced by the partial withdrawal amount and the Death Benefit, if applicable, will be reduced on a proportionate basis measured as a percentage of the partial withdrawal against the current Annuity Account Value. For example, a partial withdrawal of 10% of the Annuity Account Value would reduce your Death Benefit by 10%.
Numerical Example
Sum of Contract Contributions = $50,000
Annuity Account Value = $40,000
Withdrawal amount* = $4,000
New Annuity Account Value = $36,000
Adjustment to Death Benefit = ($40,000 - $4,000)/$40,000 = 0.90
Guaranteed Minimum Death Benefit = ($50,000 x 0.90) = $45,000
*Withdrawal amount may be subject to the Withdrawal Charge.
Partial withdrawals are generally unlimited in frequency. However, you must specify the Sub-Account(s) from which the withdrawal is to be made. The minimum partial withdrawal is $500.
The following terms apply to withdrawals:

•	Partial withdrawals and surrenders may be subject to the Withdrawal Charge, as described below in Charges and Deductions.

•	Partial withdrawals or surrenders from the Investment Strategy are not permitted after the date annuity payouts begin.

•	If a partial withdrawal is made within 30 days of the date annuity payouts are scheduled to begin, we may delay the Annuity Commencement Date by 30 days.

•	A partial withdrawal or a surrender will be effective upon the Transaction Date.
Withdrawal requests submitted in writing must include your original signature. If your instructions are not clear, your request will be denied and no surrender or partial withdrawal will be processed.
If we receive a Request for surrender or partial withdrawal, we may postpone any cash payment from the Annuity Account Value for no more than 7 days.
We may also delay payment for any of the following reasons:

(a)	any period during which the New York Stock Exchange is closed (other than customary weekend and holding closings) or trading on the New York Stock Exchange is restricted;

(b)	any period during which an emergency exists such that the disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; or

(c)	any other period as the Securities and Exchange Commission may by order permit for the protection of security holders.
If you have not elected a GLWB Rider, a withdrawal of your entire Annuity Account Value will terminate all of your rights under the Contract. If you have elected a GLWB Rider, at any time that your Annuity Account Value and your Benefit Base are both reduced to zero, all of your rights under the Contract and GLWB Rider will terminate.

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Tax Consequences of Withdrawals
Withdrawals may be taxable—including Guaranteed Lifetime Withdrawal Benefits.
In addition, the Code may require us to withhold federal income taxes from withdrawals and report such withdrawals to the Internal Revenue Service (“IRS”). If you request partial withdrawals, your Annuity Account Value will be reduced by the sum of the amount of the withdrawal and the related withholding.
You may elect, in writing, to have us not withhold federal income tax from withdrawals, unless withholding is mandatory for your Contract. If you are younger than 59½, the taxable portion of any withdrawal is generally considered to be an early withdrawal and may be subject to an additional federal penalty tax of 10%.
Some states also require withholding for state income taxes. For details about withholding, please see Federal Tax Matters below.
Telephone and Internet Transactions
You may make Transfer Requests by telephone, fax and/or by Internet. Transfer Requests received before 4:00 p.m. ET will be made on that day at that day’s unit value. Those received after 4:00 p.m. ET will be made on the next Business Day at that day’s unit value.
We will use reasonable procedures to confirm that instructions communicated by telephone, fax and/or Internet are genuine, such as:

•	requiring some form of personal identification prior to acting on instructions;

•	providing written confirmation of the transaction; and/or

•	tape recording the instructions given by telephone.
If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions.
We reserve the right to suspend telephone, fax and/or Internet transaction privileges at any time, for some or all Contracts, at our discretion. We currently do not permit partial withdrawals or surrenders by telephone; however you may request partial withdrawal Requests in the amount of $25,000 or less by Internet. All Requests for full surrenders, periodic withdrawals, and partial withdrawals in excess of $25,000 must be in writing.
Death Benefit
The amount of the Death Benefit will be the greater of:

•	the Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax; or

•
the sum of Contributions applied to the Contract in both the Investment Strategy and the Income Strategy, as of the date the Request for payment is received, less the proportionate impact of any Distributions, partial or periodic withdrawals and Premium Tax, if any.

For a full description of the circumstances under which we pay the Death Benefit, please see Distribution of Death Benefit below. For a numerical example of the calculation of a minimum Death Benefit, including the proportionate impact of Distributions, please see the numerical example under Distribution of Death Benefit, Impact of Withdrawals on Guaranteed Minimum Death Benefit, below.
The Death Benefit will become payable following our receipt of the Beneficiary’s claim in good order. When an Owner dies before the Annuity Commencement Date and a Death Benefit is payable to a Beneficiary, the Death Benefit proceeds will remain invested according to the allocation instructions given by the Owner(s) until: (i) new allocation instructions are requested by the Beneficiary; (ii) the Death Benefit is actually paid to the Beneficiary, except where the GLWB may not be maintained by the Beneficiary; or, (iii) a Request for a payout of the Death Benefit is processed, as described below.
The amount of the Death Benefit will be determined as of the date payments commence. However, on the date a payout option is processed, the Annuity Account Value will be transferred to the Great-West Money Market Sub-Account unless the Beneficiary elects otherwise.
Subject to the distribution rules below, payout of the Death Benefit may be made as follows:

•	payout in a single sum, or

•	payout under any of the variable annuity options provided under this Contract.
In any event, no payout of benefits provided under the Contract will be allowed that does not satisfy the requirements of the Code and any other applicable federal or state laws, rules, or regulations.

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Ownership
The Owner, and if selected, Joint Owner, exercise all rights and privileges under the Contract, while the Annuitant is living. You may change the Owner any time before the Owner’s death consistent with applicable state law. A change of Owner must be made in writing in a form satisfactory to us. The change will take effect as of the date the written Request is signed, unless you specify a certain date. Any change is subject to any payout or other action we have taken before recording your ownership change.
Grantor Trust Owned Annuity
Contracts owned by a Grantor Trust are not considered owned by a non-natural person and will be subject to the tax requirements generally applicable to Non-Qualified Annuity Contracts or the tax requirements applicable to individual retirement annuities or Roth individual retirement annuities if the Contract is a Qualified Annuity Contract under Section 408(b) of the Code or under Section 408A of the Code. Grantor Trust-owned Contracts receive tax deferral in accordance with the Code. Upon the death of the Grantor, the Death Benefit will be paid pursuant to the Death Benefit provisions of the Contract. We allow a Grantor Trust to be an Owner only if it either has a single Grantor who is a natural person, or two Grantors who are one another’s Spouse as of the Effective Date.
IRA Custodian or Trustee Owned Annuity
Contracts owned by an IRA custodian or trustee are not considered owned by a non-natural person and are treated as an IRA investment subject to the same tax requirements as any other IRA investment. Upon the death of the Underlying IRA Holder, the Death Benefit will be paid to the IRA pursuant to the Death Benefit provisions of the Contract. IRA custodian or trustee owned Contracts receive tax deferral in accordance with the Code provisions governing IRAs.
If the Owner is an IRA custodian or trustee, the Underlying IRA Holder must be the sole Annuitant and Joint Annuitants will not be permitted.
Because the Code provides IRA holders with tax deferral and other benefits, Great-West Smart Track® II - 5 Year variable annuity should not be purchased by an IRA holder solely for tax deferral or other benefits already provided by the IRA itself.
Beneficiary
You may select one or more Beneficiaries. If more than one Beneficiary is selected, they will share equally in any Death Benefit payable unless you indicate otherwise. You may change the Beneficiary any time before the Annuitant’s death.
You may also select one or more Contingent Beneficiaries. You may change the Contingent Beneficiary before the Annuitant’s death. If one or more primary Beneficiaries are alive within 30 days after the Annuitant’s death, the Contingent Beneficiary cannot become the primary Beneficiary and any interest the Contingent Beneficiary may have in the Contract will cease.
A change of Beneficiary or Contingent Beneficiary will take effect as of the date the written Request was signed, unless the Owner specifies a certain date. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payout or otherwise taken action on a designation or change before receipt or processing of such Request. The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary and the Contingent Beneficiary will become the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid to the Contingent Beneficiary. If no Contingent Beneficiary has been designated, then the benefits will be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary or Contingent Beneficiary survives the Owner or Annuitant, as applicable, we will pay the Death Benefit proceeds to the Owner’s estate.
If the Beneficiary is not the Owner’s surviving Spouse, she/he may elect, not later than one year after the Owner’s date of death, to receive the Death Benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that:

•	such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary; and

•	such distributions begin not later than one year after the Owner’s date of death.

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If Great-West does not receive an election from a non-Spouse Beneficiary or substantially equal installments begin later than one year after the Owner’s date of death, then the entire amount must be distributed within five years of the Owner’s date of death. The Death Benefit will be determined as of the Annuity Commencement Date.
If a corporation or other non-individual entity is entitled to receive benefits upon the Owner’s death, the Death Benefit must be completely distributed within five years of the Owner’s date of death. A Beneficiary or Contingent Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, or Contingent Beneficiary, as applicable, except as allowed by law.
Distribution of Death Benefit
Any Death Benefit payable to a Beneficiary upon the Owner’s death will be distributed as follows:

(1)
If the Owner’s surviving Spouse is the person entitled to receive benefits upon the Owner’s death, the surviving Spouse will be treated as the Owner and will be allowed to take the Death Benefit or continue the Contract in force. However, if single life GAW Installments have been selected for the Income Strategy, then the GLWB will terminate and the assets held in the Covered Fund(s) will be sold and the sales proceeds will be transferred to the Great-West Money Market Sub-Account;

(2)
If a non-Spouse individual is the person entitled to receive benefits upon the Owner’s death, the non-Spouse individual Beneficiary may elect to receive the Death Benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that: (a) such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary; and (b) such distributions begin no later than one year after the Owner’s date of death. The GLWB will terminate and the assets held in the Covered Fund(s) will be sold and the sales proceeds will be transferred to the Great-West Money Market Sub-Account. If Great-West does not receive an election from an individual non-Spouse Beneficiary such that substantially equal installments have begun no later than one year after the Owner’s date of death, then the entire amount must be distributed within five years of the Owner’s date of death.

The Death Benefit will be determined as of the date the payouts commence.
Death of Annuitant Who is Not the Owner of the Contract
If the Annuitant Dies Before the Annuity Commencement Date
If the Owner is living and the Annuitant dies before the Annuity Commencement Date, the Contract will continue and no Death Benefit will be payable. If no Contingent Annuitant has been named and no Joint Annuitant has been named, the Owner (or the Grantor if the Owner is a Grantor Trust, or the Underlying IRA Holder if the Owner is the custodian or trustee of an IRA account) will become the Annuitant.
If the Owner names a Contingent Annuitant prior to the Annuitant’s death, and the Annuitant dies before the Annuity Commencement Date while the Owner and Contingent Annuitant are living, no Death Benefit will be payable and the Contingent Annuitant will become the Annuitant.
If the Annuitant dies after the date annuity payouts begin and before the entire interest has been distributed, any benefit payable must be distributed to the Beneficiary according to and as rapidly as under the payout option which was in effect on the Annuitant’s date of death.
Death of Owner Who Is Not the Annuitant
If the Owner dies before the Annuity Commencement Date and there is a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner becomes the Owner and Beneficiary and the Joint Owner may elect to take the Death Benefit or to continue the Contract in force.
In all other cases, we will pay the Death Benefit to the Beneficiary even if a Joint Owner (who was not the Owner’s Spouse on the date of the Owner’s death), the Annuitant and/or the Contingent Annuitant are alive at the time of the Owner’s death, unless the sole Beneficiary is the deceased Owner’s surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.
If the Owner dies after the Annuity Commencement Date and before the entire interest has been distributed while the Annuitant is living, any benefit payable will continue to be distributed to the Annuitant as rapidly as under the payout option applicable on the Owner’s date of death. All rights granted the Owner under the Contract will pass to any surviving Joint Owner and, if none, to the Annuitant.

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Death of Owner Who Is the Annuitant
If there is a Contingent Annuitant and a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner will become the Owner and the Beneficiary, the Contingent Annuitant will become the Annuitant, and the Contract will continue in force.
If there is a Joint Owner who is the surviving Spouse of the deceased Owner but no Contingent Annuitant, the Joint Owner will become the Owner, Annuitant, and Beneficiary and may elect to take the Death Benefit or continue the Contract in force.
In all other cases, we will pay the Death Benefit to the Beneficiary, even if a Joint Owner (who was not the Owner’s Spouse on the date of the Owner’s death) and/or Contingent Annuitant are alive at the time of the Owner’s death, unless the sole Beneficiary is the deceased Owner’s surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.
If Owner/Annuitant Dies After Annuity Commencement Date
If the Owner/Annuitant dies after the Annuity Commencement Date, any benefit payable must be distributed to the Beneficiary in accordance with and at least as rapidly as the annuity option in effect on the date of death.
Contingent Annuitant
While the Annuitant is living, you may, by Request, designate or change a Contingent Annuitant from time to time. A change of Contingent Annuitant will take effect as of the date the request is processed, unless you specify a certain date. You are not required to designate a Contingent Annuitant.
Impact of Withdrawals on Guaranteed Minimum Death Benefit
You should be aware that Distributions and Excess Withdrawals will reduce your Death Benefit on a pro-rata basis.
Numerical Example
Sum of Contract and GLWB Rider Contributions = $50,000
Annuity Account Value = $40,000
Withdrawal amount* = $4,000
New Annuity Account Value = $36,000
Adjustment to Death Benefit = ($40,000 - $4,000)/$40,000 = 0.90
Guaranteed Minimum Death Benefit = $45,000 ($50,000 x 0.90)
*Withdrawal amount may be subject to the Withdrawal Charge.
The Benefit Base has no value and will not affect the Death Benefit.

Charges and Deductions
When each Contribution is made, no amounts will be deducted from it except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) is invested in the Contract.
As more fully described below, charges under the Contract are assessed only as deductions for:

•	charges against your Annuity Account Value for our assumption of mortality and expense risks;

•	the Withdrawal Charge, if applicable;

•	Premium Tax, if applicable; and/or

•	Guarantee Benefit Fee, if applicable.
Mortality and Expense Risk Charge
The mortality risk we assume is that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk from our contractual obligations to make annuity payouts determined in accordance with the annuity tables and other provisions contained in the Contract which cannot be changed. This means that you can be sure that neither the Annuitant’s longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payouts under the Contract. The expense risk we assume is the risk that our actual expenses in administering the Contracts and the Series Account will be greater than we anticipated.
To compensate us for assuming these risks, we deduct a Mortality and Expense Risk Charge (M&E Charge) from your Annuity Account Value at the end of each valuation period. This is a daily charge equal to an effective annual rate of 1.20%. We guarantee that this charge will never increase beyond 1.20%.

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The Mortality and Expense Risk Charge is reflected in the unit values of each of the Sub-Accounts you have selected. Thus, this charge will continue to be applicable should you choose a variable annuity payout option or a periodic withdrawal option. Annuity Account Values and annuity payouts are not affected by changes in actual mortality experience we incur.
If the Mortality and Expense Risk Charge is insufficient to cover actual costs and risks assumed, we will bear the loss. If this charge is more than sufficient, any excess will be profit for us. Currently, we expect a profit from this charge.
Withdrawal Charge
The Withdrawal Charge may apply to amounts you withdraw under your Contract, including periodic withdrawals and full surrenders, depending on the length of time each Contribution has been invested and on the amount you withdraw. The Withdrawal Charge is calculated as a percentage of the Contribution being withdrawn and will reduce the net withdrawal accordingly. It varies with the number of years that have elapsed since each Contribution being withdrawn was made, as set forth in the following table:

Withdrawal Charge
Age of Contribution (being withdrawn)	Withdrawal Charge (as a percentage of the Contribution being withdrawn)
Less than one year old	7%
1 year old or older, but not yet 2 years old	7%
2 years old or older, but not yet 3 years old	6%
3 years old or older, but not yet 4 years old	5%
4 years old or older, but not yet 5 years old	4%
5 years old or older	0%
For purposes of calculating the Withdrawal Charge, we deem the oldest Contributions to be withdrawn first and Contributions to be withdrawn before earnings. After the amount of all Contributions has been withdrawn, all remaining withdrawals will be free of the Withdrawal Charge.
The Withdrawal Charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although our actual expenses may be greater or less than the Withdrawal Charge amount. To the extent our expenses for distribution of the Contracts are not covered by the Withdrawal Charge, these expenses will be borne by our general assets, which include profits from the Mortality and Expense Risk Charge. See Distribution of the Contracts below for information regarding commissions and other amounts paid to broker-dealers in connection with Contract distribution.
Free Withdrawals
During each year, beginning on the Effective Date and renewing on each anniversary of the Effective Date, the Owner is allowed a percentage of withdrawals that are free of the Withdrawal Charge. The annual amount of free withdrawals is 10% of the sum of Contributions that are less than the surrender charge period and that were made as of the most recent Effective Date anniversary. For purposes of calculating the Withdrawal Charge on subsequent withdrawals, free withdrawals reduce the amount of the oldest remaining Contribution(s).
Installments paid during the GAW Phase reduce the free withdrawal amount. See Effect of Excess Withdrawals During the GAW Phase below.
Expenses of the Portfolios
The values of the assets in the Sub-Accounts reflect the values of the Sub-Accounts’ respective Portfolio shares and therefore the fees and expenses paid by each Portfolio. Fees and expenses are deducted from the assets of the Portfolios and are described in each Portfolio's prospectus.
Premium Tax
We may be required to pay state Premium Taxes or retaliatory taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Depending upon applicable state law, we may deduct charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Payout Election Date. In some states, charges for both direct Premium Taxes and retaliatory Premium Taxes may be imposed at the same or different times with respect to the same Contribution, depending on applicable state law.

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Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently deducted for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.
Periodic Withdrawals
You may request that all or part of the Investment Strategy Account Value be applied to a periodic withdrawal option. All requests for periodic withdrawals must be in writing. The amount applied to a periodic withdrawal is the Investment Strategy Account Value, less Premium Tax, if any.
In requesting periodic withdrawals, you must elect:

•	The withdrawal frequency of either 1-, 3-, 6- or 12-month intervals;

•	A minimum withdrawal amount of at least $100;

•	The calendar day of the month on which withdrawals will begin;

•	One of the periodic withdrawal payout options discussed below—you may change the withdrawal option and/or the frequency once each calendar year; and

•	The type of allocation of withdrawals from the Investment Strategy Sub-Accounts

•	Withdrawals may be prorated across the Investment Strategy Sub-Accounts in proportion to their assets; or

•
Withdrawals may be made from specific Investment Strategy Sub-Account(s). When the specified Investment Strategy Sub-Account(s) is depleted, we will automatically prorate the remaining withdrawals against any remaining Sub-Account assets unless you request otherwise.

While periodic withdrawals are being received:

•	You may continue to exercise all contractual rights, except that no Contributions may be made.

•	You may keep the same Sub-Accounts as you had selected before periodic withdrawals began.

•	Charges and fees under the Contract continue to apply, including the Withdrawal Charge, which may be assessed on periodic withdrawals.
Periodic withdrawals will cease on the earlier of the date:

•	The amount elected to be paid under the option selected has been reduced to zero.

•	The Investment Strategy Account Value is zero.

•	You request that withdrawals stop.

•	You purchase an annuity payout option.

•	The Owner or the Annuitant dies.
We may limit the number of times you may restart a periodic withdrawal program.
Periodic withdrawals may be taxable, subject to withholding and to the 10% federal penalty tax if you are younger than age 59½.

If you choose to receive payouts from your Contract through periodic withdrawals, you may select from the following payout options:
Income for a specified period (at least 36 months)—You elect the length of time over which withdrawals will be made. The amount paid will vary based on the duration you choose.
Income of a specified amount (at least 36 months)—You elect the dollar amount of the withdrawals. Based on the amount elected, the duration may vary.
Any other form of periodic withdrawal acceptable to Great-West which is for a period of at least 36 months.

Annuity Payouts From the Investment Strategy
You can choose the date that you wish annuity payouts from the Investment Strategy to start (the Payout Election Date) either when you purchase the Contract or at a later date. You can change your selection at any time up to 30 days before the annuity date that you have selected.

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If you elect to annuitize your Contract, your annuity payouts will be based on the annuity purchase rate guaranteed in your Contract or our current annuity purchase rate, whichever results in a higher annuity payout to you.
If you do not select a Payout Election Date, payouts will begin on the Annuitant’s 99th birthday. If the Owner does not take annuity payouts from the Investment Strategy, the entire Annuity Account Value will be annuitized at that time and any benefit under a GLWB Rider will terminate. If you have initiated Installments under a GLWB Rider, only the Investment Strategy will be annuitized.
If you have not elected a payout option within 30 days of the Annuity Commencement Date, your Investment Strategy Account Value will be paid out as a variable life annuity with a guaranteed period of 15 years.
The amount to be paid out will be based on the Investment Strategy Account Value or Annuity Account Value, if applicable, on the Annuity Commencement Date. The minimum amount that may be withdrawn from the Investment Strategy Account Value to purchase an annuity payout option is $2,000. If your Investment Strategy Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a partial withdrawal.

If you choose to receive variable annuity payouts from your Contract, you may select from the following payout options:
Variable life annuity with guaranteed period—This option provides for payouts during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10 or 15 years. Upon the death of the Annuitant, the Beneficiary will receive the remaining payouts at the same interval elected by the Owner.
Variable life annuity without guaranteed period—This option provides payouts during the lifetime of the Annuitant. The annuity terminates with the last payout due prior to the death of the Annuitant. Because no minimum number of payouts is guaranteed, this option may offer the maximum level of payouts. It is possible that only one payout may be made if the Annuitant dies before the date on which the second payout is due.
Any other form of variable annuity payout that is acceptable to Great-West.

Under an annuity payout option, you can receive payouts monthly, quarterly, semi-annually or annually in payments which must be at least $50. We reserve the right to make payouts using the most frequent payout interval which produces a payout of at least $50. Once annuity payouts commence, you cannot make Contributions or take withdrawals, other than your annuity payouts.
If you elect to receive a single sum payment, the amount paid is the Surrender Value.
Amount of First Variable Payout
The first payout under a variable annuity payout option will be based on the value of the amounts held in the Investment Strategy Sub-Accounts or Annuity Account, if applicable, you have selected on the first valuation date preceding the Annuity Commencement Date. We determine the first payout under a variable annuity option by applying the appropriate rate to the amount applied under the payout option. The rate applied reflects an assumed investment return (“AIR”) of 2.5%.
For annuity options involving life income, the actual age, year in which annuitization commences and gender of the Annuitant will affect the amount of each payout. We reserve the right to ask for satisfactory proof of the Annuitant’s age. We may delay annuity payouts until satisfactory proof is received. Because payouts to older Annuitants are expected to be fewer in number, the amount of each annuity payout under a selected annuity form will be greater for older Annuitants than for younger Annuitants.
If the age of the Annuitant has been misstated, the payouts established will be made on the basis of the correct age. If payouts were too large because of misstatement, we may deduct the difference with interest from the next payout or payouts. If payouts were too small, we may add the difference with interest to the next payout. This interest is at an annual effective rate which will not be less than the minimum rate allowed by law.
Annuity Units
We determine the number of Annuity Units paid for each Sub-Account by dividing the amount of the first payout by its Annuity Unit value on the first valuation date preceding the Annuity Commencement Date. The number of Annuity Units used to calculate each payout for a Sub-Account remains fixed during the Annuity Payout Period.
Amount of Variable Payouts After the First Payout
Payouts after the first will vary depending upon the investment performance of the Investment Strategy Sub-Accounts. Your payouts will increase in amount over time if the Sub-Accounts you select earn more than the 2.5% AIR. Likewise,

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your payouts will decrease over time if the Sub-Accounts you select earn less than the 2.5% AIR. We determine the subsequent amount paid from each Sub-Account by comparing the actual performance of the Sub-Account to the AIR.
Transfers After the Variable Annuity Commencement Date
Once annuity payouts have begun, Transfers may be made within the variable annuity payout option among the available Investment Strategy Sub-Accounts. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Investment Strategy Sub-Account to which the Transfer is made. The result will be that the next annuity payout, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payouts will reflect changes in the value of the new Annuity Units.
Other Restrictions (Investment Strategy Only)
Once payouts start from the Investment Strategy under the annuity payout option you select:

•	no changes can be made in the payout option;

•	no additional Contributions to the Investment Strategy will be accepted under the Contract; and

•	no further withdrawals, other than withdrawals made to provide annuity benefits or satisfy the terms of a GLWB Rider, will be allowed.
A portion or the entire amount of the annuity payouts may be taxable as ordinary income. If, at the Annuity Commencement Date, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payouts and remit that amount to the federal government. State income tax withholding may also apply. Please see Federal Tax Matters below for details.
Guaranteed Lifetime Withdrawal Benefit
On any business day prior to your 85th birthday, you have the option of electing a GLWB Rider by either allocating Contributions to one or more Covered Funds in the Income Strategy at your direction, or by Transferring all or part of your Investment Strategy Account Value to one or more Covered Funds in the Income Strategy at your direction. If you exercise this option, the GLWB Rider will provide you with a Guaranteed Lifetime Withdrawal Benefit, provided all conditions, described below, are met. You may elect only one GLWB Rider.
You may select from two optional GLWB Riders: the Lifetime Income Lock Fixed GLWB Rider, or the T-Note Tracker GLWB Rider. The two GLWB Riders are similar in most respects except for the GAW% calculation and the Guarantee Benefit Fee. Generally, the Lifetime Income Lock Fixed GLWB Rider is designed for those who want to be guaranteed higher income regardless of the interest rate environment. The T-Note Tracker GLWB Rider, which is less expensive than the Lifetime Income Lock Fixed GLWB Rider, is sensitive to interest rate changes. For example, the T-Note Tracker GLWB Rider will be responsive to rising interest rates at the time GAWs start and provide an income stream that can increase as interest rates rise. Once GAWs have begun, the T-Note Tracker GLWB Rider is no longer affected by declining interest rates. More information on each of the GLWB Riders is available below and in the Rate Sheet Supplement in effect on the date your Contract is issued. Unless otherwise noted, the following discussion applies to all GLWB Riders.
All guarantees are subject to the claims paying ability of Great-West. You should consult with a competent advisor regarding whether a particular GLWB Rider is suitable for your needs.
GLWB Accumulation Phase
The GLWB Accumulation Phase begins when you make a GLWB election by investing in a Covered Fund(s) in the Income Strategy. The GLWB Accumulation Phase ends when you elect to begin taking GAWs. During the GLWB Accumulation Phase, a Benefit Base will be established which will be used later to determine, in part, the amount of your GAWs. You may elect the GLWB by allocating Contributions to the Covered Fund(s) on any Business Day as long as you are younger than age 85 on the GLWB Rider Election Date. We will record the GLWB Rider Election Date.
Guarantee Benefit Fee
The annual Guarantee Benefit Fee is assessed quarterly, in arrears, during the GLWB Accumulation Phase and GAW Phase. One-fourth of the Guarantee Benefit Fee is deducted quarterly from your Covered Fund Value no later than the 10th Business Day of the month following the calendar quarter end. The Guarantee Benefit Fee will be calculated based on your Benefit Base, subject to the Benefit Base cap, as of the date of the deduction.
The Benefit Base may or may not equal the Covered Fund Value at the time the Guarantee Benefit Fee is calculated. The Benefit Base will always be greater than or equal to the Covered Fund Value when the Guarantee Benefit Fee is calculated on a Ratchet Date. We reserve the right to change the frequency of the deduction upon thirty (30) days prior written notice. The Guarantee Benefit Fee will not be assessed during the GLWB Settlement Phase.

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The first Guarantee Benefit Fee you pay will be pro-rated based on the portion of the quarter in which you allocated Contributions to the Covered Fund(s). The current Guarantee Benefit Fee depends on the GLWB Rider you select, as follows:

GLWB Rider	Current Guarantee Benefit Fee
Lifetime Income Lock Fixed GLWB Rider	0.90% of the Benefit Base
T-Note Tracker GLWB Rider	0.65% of the Benefit Base
We reserve the right to change the frequency and amount of the Guarantee Benefit Fee at our discretion, including, but not limited to, current market conditions, Owner demand, and changes in the design, upon thirty (30) days prior written notice to you. We determine the Guarantee Benefit Fee based on observations of a number of long-term experience factors, including, but not limited to, interest rates, volatility, investment returns, expenses, mortality, and lapse rates. As an example, if mortality experience improves faster than we have anticipated, and the population in general is expected to live longer than initially projected, we might increase the Guarantee Benefit Fee to reflect our increased probability of paying longevity benefits. However, improvements in mortality experience is provided as an example only. We reserve the right to change the Guarantee Benefit Fee at our discretion, whether or not these experience factors change. We will never increase the fee above the maximum disclosed in the Fee Tables above. We do not need any particular event to occur before we may change the Guarantee Benefit Fee.
Any change to the fee will affect all assets in the Covered Fund(s) in the Income Strategy.
If you terminate a GLWB Rider, a final pro-rated Guarantee Benefit Fee will be deducted based on the portion of the last quarter that the GLWB Rider was in effect.
The Covered Fund(s)
A GLWB Rider only applies to Covered Funds that Great-West approves for use in the Income Strategy. The approved Covered Fund is described in The Portfolios above. Based on marketing, tax, investment, and other conditions, we may make new Covered Funds available to Owners at our discretion.
We may, without your consent, offer new Covered Funds or cease offering Covered Funds. We will notify you whenever the Covered Funds are changed. If a Covered Fund is closed, you will maintain your Benefit Base in that Covered Fund and all rights under a GLWB Rider unless you Transfer assets out of the Covered Fund or terminate your Contract. Great-West will complete the allocations between the Covered Funds as disclosed in the notice as of the effective date of the change. Such allocation will remain in effect until you Request a different allocation.
We limit the number and type of Covered Funds available for use in the Income Strategy to reduce our risk exposure in providing the guarantees associated with GLWB Riders. Although the Covered Fund is not a managed volatility fund and does not employ a managed volatility strategy, the balanced nature of the Covered Fund may limit the return on your investment. Our selection of approved Covered Funds may create a conflict of interest, because an affiliated investment adviser manages the Covered Fund(s) and we may derive greater revenues from affiliated Covered Funds than certain other Sub-Accounts available under the Contract. Restricting the selection of approved Covered Funds may reduce the likelihood that Great-West will have to make payments under the GLWB Riders.
Covered Fund Value
Your Covered Fund Value is the aggregate value of each Covered Fund. Your Covered Fund Value may increase with positive market performance or by Contributions to the Income Strategy. Your Covered Fund Value may decrease with negative market performance, deduction of the Guarantee Benefit Fee or by taking an Excess Withdrawal or Guaranteed Annual Withdrawals. Your Guarantee Benefit Fee will be calculated based on your Benefit Base as of the date the fee is deducted each quarter.
 The Benefit Base
The Benefit Base is separate from your Covered Fund Value. It is not a cash value. Rather, your Benefit Base is used to calculate your GAW during the GAW Phase and the GLWB Settlement Phase. Your Benefit Base and your Covered Fund Value may not be equal to one another. Although your Benefit Base is related to your Covered Fund Value, in that your Benefit Base will be ratcheted up if the Covered Fund Value is greater than your Benefit Base on the Ratchet Date, at all other times during the year your Covered Fund Value may be higher or lower than the Benefit Base depending on market performance and other factors impacting the Covered Fund. Your Initial Benefit Base is the sum of all GLWB Rider Contributions initially allocated to the Covered Fund(s) in the Income Strategy on the GLWB Rider Election Date.

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•	We increase your Benefit Base on a dollar-for-dollar basis each time you make a GLWB Rider Contribution to a Covered Fund(s).

•	We decrease your Benefit Base on a proportionate basis each time you make an Excess Withdrawal.

•
On each Ratchet Date during the GLWB Accumulation Phase and the GAW Phase, we will increase your Benefit Base to equal your current Covered Fund Value if your Covered Fund Value is greater than your Benefit Base. (If so, your Benefit Base will then reflect positive Covered Fund performance.)

•
For the T-Note Tracker GLWB Rider, on each Ratchet Date during the GAW Phase, we will adjust your Benefit Base to equal your Current Covered Fund Value if an Interest Rate Reset as described below results in a higher GAW Amount.

•
For the Lifetime Income Lock Fixed GLWB Rider, on each Ratchet Date during the GAW Phase, we will adjust your Benefit Base to equal your Current Covered Fund Value if an age reset calculation results in a higher GAW Amount

A few things to keep in mind regarding the Benefit Base:

•
The Benefit Base is used only for purposes of calculating your Installment Payments during the GAW Phase and the GLWB Settlement Phase. It has no other purpose. The Benefit Base does not provide and is not available as a cash value or settlement value.

•	It is important that you do not confuse your Benefit Base with the Covered Fund Value.

•
During the GLWB Accumulation Phase and the GAW Phase, the Benefit Base will be re-calculated on an annual basis, as described below, and each time you make a GLWB Rider Contribution or take an Excess Withdrawal.

Subsequent Contributions to Your Covered Fund(s)
During the GLWB Accumulation Phase, you may make additional GLWB Rider Contributions to the Covered Fund(s) in addition to your initial GLWB Rider Contribution. For the T-Note Tracker GLWB Rider, additional GLWB Rider Contributions may not be made after the GAW Phase begins; however, additional Contributions may be made during the GAW Phase in the Lifetime Income Lock Fixed GLWB Rider. Any subsequent GLWB Rider Contribution is subject to any minimum investment or transfer requirements imposed by the Contract. Please see the Covered Fund(s) prospectus for more information.
All additional GLWB Rider Contributions made after the GLWB Rider Election Date will increase the Benefit Base dollar-for-dollar on the date the GLWB Rider Contribution is made. Although a GLWB Rider Contribution will increase your Benefit Base, it will not automatically reset your Installment amount. Contact our office if you would like to increase Installments to your maximum allowed. We will not consider the additional purchase of shares of a Covered Fund(s) through reinvested dividends, capital gains, and/or settlements to be a GLWB Rider Contribution. However, they will increase the Covered Fund Value.
If Great-West refuses to accept additional Contributions, you will retain all other rights under the GLWB Rider, including the right to make Transfers from the Investment Strategy to the Income Strategy.
Annual Adjustments to Your Benefit Base
During the GLWB Accumulation Phase, a Ratchet Date is the anniversary of the Owner’s GLWB Rider Election Date and each anniversary thereafter. On each Ratchet Date, we will evaluate your Benefit Base, and will adjust your Benefit Base to equal the greater of:

•	your current Benefit Base; or

•	your current Covered Fund Value.
Even though your Covered Fund Value may increase throughout the year due to capital appreciation, the Benefit Base will not similarly increase until the next Ratchet Date. Unlike Covered Fund Value, your Benefit Base will never decrease solely due to negative Covered Fund(s) performance.
Annual adjustments to your Benefit Base will not impact your Covered Fund Value. Your Covered Fund Value can only increase or decrease as described above.
Benefit Base Cap
The Benefit Base may not exceed $5 million. Any value over $5 million will be considered excess Covered Fund Value and will not be used to calculate GAWs. An Owner may Transfer or Distribute any excess Covered Fund Value on a dollar for dollar basis without reducing the Benefit Base and such transfers will not be considered an Excess Withdrawal. However, if the Covered Fund Value falls below $5 million due to an Excess Withdrawal, the Benefit Base will be adjusted as described below.

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Excess Withdrawals
The Benefit Base may be adjusted as a result of Excess Withdrawals. During the GLWB Accumulation Phase, except as described above with respect to the Benefit Base Cap, any withdrawals or Transfers from your Covered Fund Value will be categorized as Excess Withdrawals. This may include Transfers from the Income Strategy Covered Fund(s) to any Investment Strategy Portfolio.
You may make withdrawals or change your investments at any time and in any amount that you wish, subject to any federal tax limitations. Additionally, any withdrawals to satisfy your required minimum distribution obligations under the Code (Qualified Annuity Contract owners only) will be considered an Excess Withdrawal if taken during the GLWB Accumulation Phase.
You should carefully consider the effect of an Excess Withdrawal on both the Benefit Base and the Covered Fund Value during the GLWB Accumulation Phase, as this may affect your future benefits under a GLWB Rider. You are solely responsible for any adverse consequences that may result from any Distributions or withdrawals. You should consult with a financial advisor prior to taking a Distribution or making a withdrawal. In the event you decide to take an Excess Withdrawal, as discussed below, your Covered Fund Value will be adjusted dollar-for-dollar in the amount of the Excess Withdrawal. In addition, Excess Withdrawals may be subject to the Withdrawal Charge. The Benefit Base will be adjusted at the time the Excess Withdrawal is made by the ratio of the Covered Fund Value immediately after the Excess Withdrawal to the Covered Fund Value immediately before the Excess Withdrawal. Accordingly, your Benefit Base could be reduced by more than the amount of the withdrawal.
Types of Excess Withdrawals
A Distribution or Transfer during the GLWB Accumulation Phase is considered an Excess Withdrawal. An Excess Withdrawal will reduce your Benefit Base and Covered Fund Value. A Distribution occurs when money is paid to you. A Transfer is the movement of money from one Covered Fund to any other Sub-Account, including another Covered Fund. If you Transfer any amount out of a Covered Fund, then you will be prohibited from making any Transfers into the same GLWB for at least ninety (90) calendar days.
Numerical Example
Excess Withdrawals during the GLWB Accumulation Phase are illustrated as follows:
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Benefit Base = $100,000
Excess Withdrawal amount*: $10,000
Covered Fund Value after adjustment= $50,000 - $10,000 = $40,000
Covered Fund Value adjustment = $40,000/$50,000 = 0.80
Adjusted Benefit Base = $100,000 x 0.80 = $80,000
*Excess Withdrawals may be subject to the Withdrawal Charge.
Fees Associated with the Covered Fund(s)
Neither the Guarantee Benefit Fee nor the mortality and expense charge will be treated as an Excess Withdrawal.
Treatment of a Distribution During the GLWB Accumulation Phase
At the time of any partial or periodic Distribution, if the Covered Person is 59½ years of age or older, you may elect to begin the GAW Phase (as described below) and begin receiving GAWs at that time. If you choose not to begin the GAW Phase, the Distribution will be treated as an Excess Withdrawal and will reduce your Covered Fund Value and your Benefit Base (as described above).
If the Covered Person is not yet 59½ years old, then any partial or periodic Distribution will be treated as an Excess Withdrawal as described above.
Any Distribution made during the GLWB Accumulation Phase to satisfy any contribution limitation imposed under federal law will be considered an Excess Withdrawal at all times. You should consult a qualified tax advisor regarding contribution limits and other tax implications.
Death During the GLWB Accumulation Phase
In the case of a Non-Qualified Annuity Contract, if an Owner dies before the Initial Installment Date, the GLWB will terminate and the Covered Fund Value will be paid to the Beneficiary in accordance with the terms of the Contract (unless a Spouse Beneficiary makes an election to continue the Contract as provided in this section).

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If a Spouse Beneficiary who was legally married to the deceased Owner under applicable law as of the date of death becomes the sole Owner and Beneficiary under the terms of the Contract, the Spouse Beneficiary may continue the Contract and maintain the deceased Owner’s current Benefit Base as of the date of death. In this case, the Ratchet Date will continue to be the same date as it was under the deceased Owner. A Spouse Beneficiary also has the option to establish a new GLWB Rider Election Date with a new Benefit Base based on the current Covered Fund Value. In this case, the Ratchet Date will be the anniversary of the new GLWB Rider Election Date. In either situation, the Spouse Beneficiary will become the sole Owner. The new Owner will be subject to all terms and conditions of the GLWB Rider, Contract and the Code, if applicable. Any election made by a Spouse Beneficiary pursuant to this section is irrevocable.
A non-Spouse Beneficiary cannot elect to maintain the Benefit Base. Upon the death of the Owner, the deceased Owner’s Covered Fund Value will be liquidated and will be transferred into the Great-West Money Market Sub-Account, or any other fund as approved by Great-West, and distributed to the non-Spouse Beneficiary.
GAW Phase
The GAW Phase begins when you elect to receive GAWs under a GLWB Rider. The GAW Phase continues until the Covered Fund Value reaches zero and the GLWB Settlement Phase begins. The GAW Phase cannot begin until all Covered Persons attain age 59½.
To initiate the GAW Phase, you must submit a written Request to Great-West. At that time, you must provide sufficient documentation in good order and in a manner reasonably satisfactory to Great-West for Great-West to determine the age of each Covered Person. You may also begin the GAW Phase by initiating a Distribution while you are in the GLWB Accumulation Phase and the Covered Person(s) is 59½ years of age or older. At that time, you may elect to begin receiving Installments and establish your GAW%. If you choose not to establish the GAW%, the Distribution will be treated as an Excess Withdrawal and the GAW Phase will not begin. If the Covered Person(s) is not yet 59½ years old, then any partial or periodic Distribution will be treated as an Excess Withdrawal and the GAW Phase will not begin. In these situations, the Benefit Base will be adjusted by the ratio of the Covered Fund Value after the Excess Withdrawal to the previous Covered Fund Value.
Because the GAW Phase cannot begin until all Covered Persons under a GLWB Rider attain age 59½, any Distributions taken before then will be considered Excess Withdrawals and will be deducted from the Covered Fund Value and Benefit Base. See GLWB Accumulation Phase above for more information. Installments will not begin until such change is made.
Because of decreasing life expectancy as you age, in certain circumstances, the longer you wait to start taking GAWs, the less likely it is that you will benefit from your GLWB Rider. On the other hand, the earlier you begin taking GAWs, the lower the GAW Percentage you will receive and therefore the lower your GAWs (if any) will be. You should talk to your financial advisor or tax advisor before initiating the GAW Phase to determine the most financially beneficial time for you to begin taking GAWs.
Calculation of Guaranteed Annual Withdrawals
Please note how the GAW is calculated because it will affect the benefits you receive under a GLWB Rider. Once you initiate the GAW Phase by submitting a Request to begin receiving GAW payments, we will verify the age of the Covered Person(s) and then determine the amount of the GAW.
To determine the amount of the GAW, we will compare the current Benefit Base to the current Covered Fund Value on the Initial Installment Date. If the Covered Fund Value is greater than the Benefit Base, we will increase the Benefit Base to equal the Covered Fund Value, and the GAW will be based on the increased Benefit Base amount.
During the GAW Phase, your Benefit Base may receive an annual adjustment. This adjustment is discussed below, and, if applicable, will occur on your Ratchet Date. Your Ratchet Date will become the anniversary of the Initial Installment Date and will no longer be the anniversary of the GLWB Rider Election Date as it was during the GLWB Accumulation Phase.
We use your Benefit Base to calculate the GAW you receive. However, even though the Benefit Base may be adjusted annually, your GAW% will not change unless there is an Interest Rate Reset of the GAW%, or a reset based on age of the Covered Person(s). See Annual Review of Your GAW% below.
Installments during the GAW Phase will reduce your Covered Fund Value on a dollar-for-dollar basis, but they will not reduce your Benefit Base.
Any election which affects the calculation of the GAW is irrevocable. Please consider all relevant factors when making an election to begin the GAW Phase. For example, an election to begin receiving Installments based on a sole Covered Person cannot subsequently be changed to joint Covered Persons once the GAW Phase has begun. Similarly, an election to receive Installments based on joint Covered Persons cannot subsequently be changed to a sole Covered Person. Installments will reduce the Covered Fund Value on a dollar-for-dollar basis.

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Installment Frequency Options
You may elect to receive Installments on any of the following frequency periods: annually, semi-annually, quarterly, or monthly. You may Request to change the Installment Frequency Option starting on each Ratchet Date during the GAW Phase.
Lump Sum Distribution Option
At any time during the GAW Phase, if you are receiving Installments more frequently than annually, you may elect to take a lump sum Distribution up to the remaining scheduled amount of the GAW for that year.
Numerical Example of Lump Sum Distribution
Assume the following:
GAW = $4,800 with a monthly distribution of $400
Three monthly Installments have been made (3 x $400 = $1,200)
Remaining GAW = GAW – paid Installments to date = $4,800 - $1,200 = $3,600
So, a Lump Sum Distribution of $3,600 may be taken.
Suspending and Re-Commencing Installments After a Lump Sum Distribution
It is your responsibility to Request the suspension of the remaining Installments that are scheduled to be paid during the year until the next Ratchet Date. If you choose not to suspend the remaining Installments for the year, an Excess Withdrawal may occur. See Effect of Excess Withdrawals During the GAW Phase described below.
After receiving a Lump Sum Distribution and suspending Installments, you must notify Great-West that you wish to recommence Installment payments for the next year. Great-West must receive notice 30 calendar days before the next Ratchet Date that you wish to recommence payments; otherwise, Great-West will not make any Installments. The Ratchet Date will not change if Installments are suspended.
The Owner is solely responsible for any adverse consequences that may result of any Distributions or withdrawals. The Owner should consult with a financial advisor prior to making any withdrawals.
Payments on Death During GAW Phase
If an Owner Dies After the Initial Installment Date as a Single Covered Person for Non-Qualified Annuity Contracts
If an Owner dies after the Initial Installment date without a second Covered Person, the GLWB will terminate and no further Installments will be paid. If the death occurs before the GLWB Settlement Phase, the remaining Covered Fund Value will be liquidated and will be transferred into the Great-West Money Market Sub-Account, or any other fund as approved by Great-West, and distributed to the Beneficiary. If permitted by the Contract and the Code, if applicable, the Beneficiary may elect to have a new Contract issued with the Beneficiary as the sole Owner and Covered Person, in which event an initial Benefit Base will be established and he or she will be subject to all terms and conditions of the Contract and the Code, if applicable. Any election made by the Beneficiary is irrevocable.
If an Owner Dies After the Initial Installment Date while Second Covered Person is Living for Non-Qualified Annuity Contracts
Upon the death of an Owner after the Initial Installment Date, and while a second Covered Person who was legally married to the deceased Owner under applicable law on the date of death is still living, the surviving Covered Person will become the sole Owner and Beneficiary (if permitted by the terms of the Contract and the Code, if applicable), and he or she will acquire all rights under the Contract and will continue to receive GAWs based on the deceased Owner’s election. Installments may continue to be paid to the surviving Covered Person based on the GAW% for Joint Covered Persons. Installments will continue to be paid to the surviving Covered Person until his or her death and, upon death, the surviving Covered Person’s beneficiary will receive any remaining Covered Fund Value if such death occurs before the GLWB Settlement Phase. Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution. In either situation the Ratchet Date will be the date when the Annuity Account is established.
To the extent the surviving Covered Person/Beneficiary becomes the sole Owner, he or she will be subject to all terms and conditions of the Contract, the GLWB Rider and the Code, if applicable.
Any election made by the Beneficiary pursuant to this section is irrevocable.
If the Owner Dies After the Initial Installment Date as a Single Covered Person for Qualified Annuity Contracts
If the Owner dies after the Initial Installment Date without a second Covered Person, the GLWB will terminate and no further Installments will be paid. If the death occurs before the GLWB Settlement Phase, the remaining Covered Fund

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Value will be distributed to the Beneficiary in accordance with the terms of the Contract. If permitted by the Contract and the Code, the Owner’s Beneficiary may elect to continue the Contract in which event an initial Benefit Base will be established and he or she will be subject to all terms and conditions of the GLWB Rider and the Code. Any election made by the Beneficiary is irrevocable.
If the Owner Dies After the Initial Installment Date while Second Covered Person is Living for Qualified Annuity Contracts
Upon the death of an Owner after the Initial Installment Date, and while the second Covered Person is still living, the second Covered Person/Beneficiary may elect to become an Owner (if permitted by the Contract and the Code) and he or she will acquire all rights under the GLWB Rider and continue to receive GAWs based on the original Owner’s election. Installments may continue to be paid to the surviving Covered Person based on the GAW% for Joint Covered Persons. Installments will continue to be paid to the surviving Covered Person until his or her death and, upon death, the surviving Covered Person’s beneficiary will receive any remaining Covered Fund Value. Alternatively, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner. In either situation the Ratchet Date will be the date when the Account is established.
To the extent the Beneficiary becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.
Effect of Excess Withdrawals During the GAW Phase
After the Initial Installment Date, the portion of Distributions or Transfers, that, combined with all other amounts, exceeds the GAW amount will be considered an Excess Withdrawal. The Benefit Base will be adjusted by the ratio of the new Covered Fund Value (after the Excess Withdrawal) to the previous Covered Fund Value (before the Excess Withdrawal). If an Excess Withdrawal occurs, the GAW and current Benefit Base will be adjusted on the next Ratchet Date.
If an Owner requests a Distribution or Transfer over the telephone, Great-West will advise the Owner whether such Distribution or Transfer will be considered an Excess Withdrawal and/or advise the maximum amount that he or she could receive prior to the Distribution or Transfer being considered an Excess Withdrawal. Alternatively, if an Owner makes a Request in writing, Great-West will advise the Owner that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Owner may contact Great-West by telephone to determine whether, as of the date of the Request, the requested Distribution or Transfer would be considered an Excess Withdrawal. The actual dollar effect of such Distribution or Transfer will be determined as of the date that Great-West receives the Request, subject to the terms set forth in the written Request.
Numerical Example
Assume the following:

Covered Fund Value before GAW =	$55,500

Benefit Base =	$100,000

GAW% =	5.5%

GAW Amount =	$100,000 x 5.5% = $5,500

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Total annual withdrawal:	$10,500
Excess Withdrawal =	$10,500 – $5,500 = $5,000

Covered Fund Value after GAW =	$55,500 – $5,500 = $50,000

Covered Fund Value after Excess Withdrawal =	$50,000 – $5,000 = $45,000

Adjustment due to Excess Withdrawal =	$45,000/$50,000 = 0.90

Adjusted Benefit Base =	$100,000 x 0.90 = $90,000

Adjusted GAW Amount =	$90,000 x 5.5% = $4,950

(Assuming no GAW increase on succeeding Ratchet Date)
Installments are not assessed Withdrawal Charges. However, during the GAW Phase, in each year beginning and ending on the anniversary of the Effective Date, the amount of free withdrawals available to the Owner will be reduced by the total amount of Installments paid. Thus, Excess Withdrawals may be subject to the Withdrawal Charge.
GLWB Settlement Phase
The GLWB Settlement Phase begins when the Covered Fund Value has reduced to zero as a result of negative Covered Fund(s) performance, payment of the Guarantee Benefit Fee, mortality and expense fees, and/or GAWs, but the Benefit Base is still positive.
When the GLWB Settlement Phase begins, if the remaining Covered Fund Value is less than the amount of the final Installment in the GAW Phase, Great-West will pay the remaining balance of the Installment within 7 days from the Installment Date. Installments continue for your life under the terms of the GLWB Rider, but all other rights and benefits under the GLWB Rider will terminate. Installments will continue in the same frequency as previously elected, and cannot be changed during the GLWB Settlement Phase. Installments from one anniversary to the next will equal the Guaranteed Annual Withdrawal Amount.
Distributions and Transfers are not permitted during the GLWB Settlement Phase.
During the GLWB Settlement Phase, the Guarantee Benefit Fee will not be deducted. When the last Covered Person dies during the GLWB Settlement Phase, the GLWB Rider will terminate and no Installments will be paid to the Beneficiary.
Divorce and the Income Strategy
Divorce During the GLWB Accumulation Phase – Non-Qualified Annuity Contracts
If the Annuity Account is transferred or split pursuant to a settlement agreement or a court-issued divorce Decree before the Initial Installment Date, the Owner(s) must immediately notify us and provide a copy of the Decree and any other information that we may require.
If the former Spouse of the Owner becomes the sole Owner of the Annuity Account by a settlement agreement or a court-issued divorce Decree, the Owner may request that the Contract be reissued with the former Spouse as the sole Owner, otherwise the Contract and GLWB Rider will be terminated. If the Contract is so reissued, the current Benefit Base will be maintained.
If the Annuity Account is divided between the Owner and the Owner’s former Spouse by a settlement agreement or a court-issued divorce Decree, the Owner’s current Contract will be maintained and a new Contract will be issued to the former Spouse. The Benefit Base will be divided in the same proportion as the respective Covered Fund Values as of the date of issuance.
If a new Contract is issued, previously made Contributions will not be subject to a new Withdrawal Charge schedule.
Divorce During the GLWB Accumulation Phase – Qualified Annuity Contracts
Pursuant to Section 408(d)(6) of the Code and the regulations thereunder, Great-West will make payment to the Alternate Payee and/or establish an Annuity Account on behalf of the Alternate Payee named in a Decree received during the GLWB Accumulation Phase. The Alternate Payee will be responsible for submitting a Request to begin Distributions in accordance with the Code.

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If the Alternate Payee named in the Decree is the Owner’s Spouse during the GLWB Accumulation Phase, he or she may elect to become an Owner, either by maintaining the current Benefit Base of the previous Owner, divided pursuant to the terms of the Decree, or establishing a new Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established and he or she will continue as an Owner. If the Alternate Payee elects to maintain the current Benefit Base, the Benefit Base will be divided between the Owner and the Alternate Payee in the same proportion as their respective Covered Fund Values pursuant to the terms of the Decree. In either situation, the Alternate Payee’s Election Date will be the date the Annuity Account is established.
To the extent that the Alternate Payee becomes an Owner, she or he will be subject to all terms and conditions of the Contract.
Any election made by the Alternate Payee pursuant to this section is irrevocable.
If a new Contract is issued, previously made Contributions will not be subject to a new Withdrawal Charge schedule.
Divorce During the GAW Phase – Non-Qualified Annuity Contracts
If the Annuity Account is transferred or split pursuant to a settlement agreement or a court-issued divorce Decree after the Initial Installment Date but before the GLWB Settlement Phase, the Owner(s) must immediately notify Great-West and provide the information that Great-West requires.
Pursuant to the agreement or decree, if there is a single Covered Person, the Benefit Base and GAW will be divided between the Spouses in the same proportion as their respective Covered Fund Values as of the effective date of the agreement or decree. The Owner may continue to receive proportional GAWs after the Annuity Accounts are split. The former Spouse may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become and Owner and receive his or her proportional GAWs.
Pursuant to the agreement or decree, if there are two Covered Persons, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the agreement or decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split, based on the amounts calculated pursuant to the joint Covered Persons GAW%. The former Spouse may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to continue proportionate GAWs in the GAW Phase based on the amounts calculated pursuant to the joint Covered Persons GAW% after the Annuity Accounts are split. A new Installment anniversary date will be established for the former Spouse on the date the Annuity Accounts are split.
In the alternative, the former Spouse may establish a new GLWB in the GLWB Accumulation Phase with the Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established.
To the extent that the former Spouse becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.
Any election made by the former Spouse pursuant to this section is irrevocable.
If a new Contract is issued, previously made Contributions will not be subject to a new Withdrawal Charge schedule.
The treatment of Non-Qualified Annuity Contracts held as an investment in a custodial IRA will be governed by the divorce Decree as it applies to the IRA.
Divorce During the GAW Phase – Qualified Annuity Contracts
Pursuant to Section 408(d)(6) of the Code and the regulations thereunder, Great-West will make payment to the Alternate Payee and/or establish an Annuity Account on behalf of the Alternate Payee named in a Decree approved during the GAW Phase. The Alternate Payee will be responsible for submitting a Request to begin Distributions in accordance with the Code.
Pursuant to the instructions in the Decree, if there is a single Covered Person, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split. If the Alternate Payee is the Owner’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner.
Pursuant to the instructions in the Decree, if there are two Covered Persons, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split, based on the amounts calculated pursuant to the joint Covered Persons GAW%. If the Alternate Payee is the Owner’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to continue proportionate GAWs in the GAW Phase based on the amounts calculated pursuant to the joint Covered Persons GAW% after the Annuity

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Accounts are split. A new Installment anniversary date will be established for the Alternate Payee on the date the Annuity Accounts are split.
In the alternative, the Alternate Payee may establish a new GLWB in the GLWB Accumulation Phase with the Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established.
To the extent that the Alternate Payee becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.
Any election made by the Alternate Payee pursuant to this section is irrevocable.
If a new Contract is issued, previously made Contributions will not be subject to a new Withdrawal Charge schedule.
Divorce During the GLWB Settlement Phase
If a Request is made in connection with a divorce, Great-West will divide the Installment pursuant to the terms of any settlement or divorce decree. Installments will continue pursuant to the lives of each payee.
Termination of a GLWB Rider
A GLWB Rider will terminate upon the earliest of:
(a) the date of death of the Owner if there is no surviving Covered Person;
(b) the date there is no longer a Covered Person under the GLWB Rider;
(c) the date the Contract is terminated;
(d) the date the Benefit Base is reduced to zero prior to the GLWB Settlement Phase due to one or more Excess Withdrawals; or
(e) the Annuitant’s 99th birthday, if no Installments have been taken.
(f) In those states that the Contract permits you to change the Owner of the Contract or assign the Contract, upon a change in ownership or assignment unless the new Owner or assignee assumes full ownership and is the surviving Spouse of the Owner or if a former Spouse of the Owner becomes the sole Owner pursuant to a settlement agreement or court-issued divorce decree.
If the GLWB is terminated, the Benefit Base, GAW and any other benefit accrued or received under the GLWB will also terminate. The Owner may not make any subsequent GLWB Rider Contributions into the same GLWB until at least ninety (90) calendar days after termination of the GLWB, at which point a new GLWB Rider Election Date will be recorded. In such an event, the Benefit Base will be based on the current Covered Fund Value on the date the new GLWB is established.
We will not provide Owners with notice prior to termination of the Contract or GLWB Rider and the Guarantee Benefit Fee will not be refunded upon termination of a GLWB Rider.
GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS
You should consult with your financial adviser to assist you in determining whether a GLWB Rider is suited for your financial needs and investment risk tolerance. Adding a GLWB Rider to your Contract may not be in your interest since all conditions of the GLWB Rider must be met, an additional annual fee is imposed, and a Covered Person must remain living for you to receive certain benefits. Furthermore, a GLWB Rider contains different investment options (Covered Funds) and special investment limitations with conditions than otherwise available under the Contract. You should carefully consider each of these factors before deciding if a GLWB Rider is suitable for your needs, especially at older ages.
Lifetime Income Lock Fixed GLWB Rider:
Guarantee Benefit Fee = 0.90% of the Benefit Base.
Provided all conditions are met, the Lifetime Income Lock Fixed GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s).
The Lifetime Income Lock Fixed GLWB Rider is designed for those who want to be guaranteed higher income regardless of the interest rate environment. On each Ratchet Date during the GAW Phase, we will adjust your Benefit Base to equal your Current Covered Fund Value if an age reset calculation results in a higher GAW Amount.
During the GLWB Accumulation Phase, you may make additional GLWB Rider Contributions to the Covered Fund(s) in addition to your initial GLWB Rider Contribution. Additional Contributions may also be made during the GAW Phase.
Calculation of Installment Amount

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The GAW% is based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons, the Joint GAW% is based on the age of the younger Covered Person.
Examples are set forth below. If you would like more information on your GAW% or Joint GAW%, or for a copy of the Rate Sheet Supplement in effect at the time you purchased your Contract, please contact our Retirement Resource Operations Center.
Numerical Examples of the GAW- Lifetime Income Lock Fixed GLWB Rider
Scenario #1: 72 Year Old Single Covered Person
Benefit Base = $80,000
Single GAW%: 6.00%
GAW = $4,800 ($80,000 x 6.00%)

Scenario #2: 68 Year Old Joint Covered Person with a 63 Year Old Spouse
Benefit Base = $80,000
Joint GAW%: 3.50% (for 63 year old)
GAW = $2,800 ($80,000 x 3.50%)

Scenario #3: 60 Year Old Single Covered Person
Benefit Base = $80,000
Single GAW%: 4.00%
GAW = $3,200 ($80,000 x 4.00%)

Scenario #4: 71 Year Old Joint Covered Person with a 65 Year Old Spouse
Benefit Base = $80,000
Joint GAW%: 4.50% (for a 65 year old)
GAW = $3,600 ($80,000 x 4.50%)

Reset of the GAW% During the GAW Phase
Annually, Great-West shall multiply the Covered Fund Value, subject to the Benefit Base Cap, as of the Ratchet Date by the Attained Age GAW% (based on your or the younger Joint Covered Person’s Attained Age on the Ratchet Date) and determine if it is higher than the current Benefit Base multiplied by the current GAW%. Great-West will then provide the Owner with the result of this calculation. Installments will not change unless Requested by the Owner. If beneficial, the current GAW% will change to the Attained Age GAW% and the Benefit Base will change to the current Covered Fund Value as of the Ratchet Date. If the reset takes effect, it will be effective on the Ratchet Date as the Ratchet Date does not change due to reset.
Example: If (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date)
is greater than (Current GAW%) x (Current Benefit Base)
then (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) becomes new GAW and (Covered Fund Value) = (New Benefit Base)
Numerical Example When Reset is Beneficial
Assume the following:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $120,000
Current Benefit Base = $125,000
Current GAW% before Ratchet Date: 4%
Attained Age GAW% after Ratchet Date: 6%

(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained Age GAW%) x (Covered Fund Value) = 6% x $120,000 = $7,200

So New GAW is $7,200
New Benefit Base is $120,000
New GAW% of 6% will take effect

Numerical Example When Reset is NOT Beneficial

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Assume the following:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $75,000
Current Benefit Base = $125,000
Current GAW% before Ratchet: 4%
Attained Age GAW% after Ratchet Date: 6%

(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained age withdrawal %) x (Covered Fund Value) = 6% x $75,000 = $4,500

So, because $4,500 is less than current GAW of $5,000, no Reset of the GAW% will take effect.
T-Note Tracker GLWB Rider:
Guarantee Benefit Fee = 0.65% of the Benefit Base.
Provided all conditions are met, the T-Note Tracker GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a floating schedule that varies the GAW% based on the age of the Covered Person(s) and the 10-Year Treasury Yield ("10YR").
The T-Note Tracker GLWB Rider is sensitive to interest rate changes. For example, the T-Note Tracker GLWB Rider will be responsive to rising interest rates at the time GAWs start and provide an income stream that can increase as interest rates rise.
On each Ratchet Date during the GAW Phase, we will adjust your Benefit Base to equal your Current Covered Fund Value if an Interest Rate Reset results in a higher GAW Amount.
During the GLWB Accumulation Phase, you may make additional GLWB Rider Contributions to the Covered Fund(s) in addition to your initial GLWB Rider Contribution. However, additional GLWB Rider Contributions may not be made after the GAW Phase begins.
Calculation of Installment Amount
The GAW% is based in part on the age of the Covered Person(s) as of the date we calculate the first Installment and the current 10YR as of the previous weekly closing yield as of the last Business Day of the week prior to beginning Installments. If there are two Covered Persons, the Joint GAW% is based on the age of the younger Covered Person.
Examples are set forth below. If you would like more information on your GAW% or Joint GAW%, or for a copy of the Rate Sheet Supplement in effect at the time you purchased your Contract, please contact our Retirement Resource Operations Center.
Numerical Examples of the GAW- T-Note Tracker GLWB Rider
Scenario #1: 72 Year Old Single Covered Person
10YR = 5.42%
Benefit Base = $80,000
Single GAW%: 6.05%, (See Guaranteed Annual Withdrawal % Table: Row: 5% - 5.99%; Column: 70+)
GAW = $4,840 ($80,000 x 6.05%)

Scenario #2: 68 Year Old Joint Covered Person with a 63 Year Old Spouse
10YR = 6.44%
Benefit Base = $80,000
Single GAW%: 4.55% (See Guaranteed Annual Withdrawal % Table: Row: 6% - 6.99%; Column: 59½ -
64)
Joint GAW% = 4.095%
GAW = $3,276 ($80,000 x 4.095%)

Scenario #3: 60 Year Old Single Covered Person
10YR = 3.7%
Benefit Base = $80,000
Single GAW%: 3.0% (See Guaranteed Annual Withdrawal % Table: Row: <4%; Column: 59½ - 64)
GAW = $2,400 ($80,000 x 3.0%)

Scenario #4: 71 Year Old Joint Covered Person with a 65 Year Old Spouse

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10YR = 3.0%
Benefit Base = $80,000
Single GAW%: 4.00% (See Guaranteed Annual Withdrawal % Table: Row: <4%; Column: 65 - 69)
Joint GAW% = 3.60%
GAW = $2,880 ($80,000 x 3.6%)
Annual Review of Your GAW%
Once a year, on your Ratchet Date, we will review your GAW and may make an adjustment by increasing your GAW amount. This adjustment, if applicable, will be made either by an Interest Rate Reset or by a Ratchet. We first will determine whether an Interest Rate Reset is applicable. The longer an Owner depletes Covered Fund Value by taking Installments, the less likely an Interest Rate Reset becomes. If an Interest Rate Reset is applicable, the GAW will automatically increase to the higher GAW amount. We then will determine if a Ratchet is applicable and results in a higher GAW. If neither calculation is applicable, then no adjustment to the GAW will be made.
Interest Rate Reset
For an Interest Rate Reset, we will calculate a hypothetical GAW by multiplying the Covered Fund Value, subject to the Benefit Base cap, by a GAW% based on the current 10YR and the Covered Person’s age on the Initial Installment Date. We will then compare the result of that hypothetical calculation to your previous GAW to determine if the hypothetical GAW is higher than your previous GAW. If so, we will adjust the GAW to the higher amount and will adjust the Benefit Base to equal the current Covered Fund Value. An adjustment to the GAW will increase or decrease the Benefit Base.
Ratchet
We will compare the Covered Fund Value to determine if it exceeds the Benefit Base. If so, we will adjust the Benefit Base to equal the Covered Fund Value. For purposes of determining whether the Ratchet is more favorable than both the current GAW and the Interest Rate Reset, we will calculate a hypothetical GAW based on the Ratchet’s adjusted Benefit Base and prior year’s GAW%. We will then compare that to the current GAW and the GAW that would result from an Interest Rate Reset, as demonstrated in the examples below.

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Numerical Example #1: Interest Rate Reset is Most Beneficial (assume the following)
Prior Year GAW
Prior Benefit Base		$450,000
Prior GAW%		4.00%
Prior GAW		$18,000

Inputs to Annual Review of your GAW
Current Covered Fund Value		$445,000
Current 10YR		4.10%
Age/Joint Election on Initial Installment Date
Single or Joint Withdrawals		Single
Age Withdrawals Started		65

Comparison Calculations
#1: Interest Rate Reset
First, use table below to determine Single GAW% based on current 10YR
10YR	Age 59½ - 64	Age 65 - 69	Age 70+
<4%	3%	4%	4.50%
4% to 4.99%	3.15%	4.50%	4.95%
5% to 5.99%	3.85%	5.50%	6.05%
6% to 6.99%	4.55%	6.50%	7.15%
7% to 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8%	8.30%
Single GAW% (4.50%)				4.50%
Interest Rate Reset GAW: $445,000 x 4.500%				$20,025

#2: Ratchet
Is $445,000 higher than $450,000?				No
Ratchet Benefit Base: NA, Covered Fund Value less than Prior Benefit Base				NA
Ratchet GAW: NA				NA

Highest Calculation and Resulting GAW
New GAW (Greatest of Prior GAW ($18,000) and Interest Rate Reset GAW ($20,025))				$20,025
New Benefit Base				$445,000
New GAW%				4.50%

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Numerical Example #2: Ratchet is Most Beneficial (assume the following)
Prior Year GAW
Prior Benefit Base		$250,000
Prior GAW%		5.50%
Prior GAW		$13,750

Inputs to Annual Review of your GAW
Current Covered Fund Value		$275,000
Current 10YR		4.80%
Age/Joint Election on Initial Installment Date
Single or Joint Withdrawals		Single
Age Withdrawals Started		65

Comparison Calculations
#1: Interest Rate Reset
First, use table below to determine Single GAW% based on current 10YR
10YR	Age 59½ - 64	Age 65 - 69	Age 70+
<4%	3%	4%	4.50%
4% to 4.99%	3.15%	4.50%	4.95%
5% to 5.99%	3.85%	5.50%	6.05%
6% to 6.99%	4.55%	6.50%	7.15%
7% to 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8%	8.30%
Single GAW% (4.50%)				4.50%
Interest Rate Reset GAW: $275,000 x 4.500%				$12,375

#2: Ratchet
Is $275,000 higher than $250,000?				Yes
Ratchet Benefit Base: Current Covered Fund Value				$275,000
Ratchet GAW: 275,000 x 5.500%				$15,125

Highest Calculation and Resulting GAW
New GAW (Greatest of Prior GAW ($13,750), Interest Rate Reset GAW ($12,375) and Ratchet GAW ($15,125))				$15,125
New Benefit Base				$275,000
New GAW%				5.50%

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Numerical Example #3: Prior GAW is Most Beneficial (assume the following)
Prior Year GAW
Prior Benefit Base		$120,000
Prior GAW%		6.05%
Prior GAW		$7,260

Inputs to Annual Review of your GAW
Current Covered Fund Value		$100,000
Current 10YR		4.54%
Age/Joint Election on Initial Installment Date
Single or Joint Withdrawals		Single
Age Withdrawals Started		71

Comparison Calculations
#1: Interest Rate Reset
First, use table below to determine Single GAW% based on current 10YR
10YR	Age 59½ - 64	Age 65 - 69	Age 70+
<4%	3%	4%	4.50%
4% to 4.99%	3.15%	4.50%	4.95%
5% to 5.99%	3.85%	5.50%	6.05%
6% to 6.99%	4.55%	6.50%	7.15%
7% to 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8%	8.30%
Single GAW% (4.95%)				4.95%
Interest Rate Reset GAW: $100,000 x 4.950%				$4,950

#2: Ratchet
Is $100,000 higher than $120,000?				No
Ratchet Benefit Base: NA, Covered Fund Value less than Prior Benefit Base				NA
Ratchet GAW: NA				NA

Highest Calculation and Resulting GAW
GAW (Greatest of Prior GAW ($7,260) and Interest Rate Reset GAW ($4,950))				$7,260
Benefit Base				$120,000
GAW%				6.05%
If you would like more information on the GLWB Riders, the GAW% or Joint GAW% applicable to you, or for a copy of the Rate Sheet Supplement in effect at the time you purchased your Contract, please contact our Retirement Resource Operations Center.
Seek Tax Advice
The following discussion of the federal income tax consequences is only a brief summary of general information and is not intended as tax advice to any individual. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the person who receives the distribution. You should consult a tax advisor for further information.

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Federal Tax Matters
This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about the tax implications relating to the ownership or use of the Contract, you should consult a competent tax advisor as to how the tax rules apply to you before initiating any transaction.
This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Because tax laws, rules, and regulations are constantly changing, we do not make any guarantees about the Contract’s tax status.

Taxation of Annuities
Section 72 of the Code governs the taxation of annuities. An owner who is a “natural person” will not generally be taxed on increases, if any, in the value of the Annuity Account Value until all or part of the Annuity Account Value is distributed (for example, withdrawals, GAW payments or annuity payouts under the annuity payout option elected). Under a Grantor Trust, the Grantor, who must be a natural person, is treated as the Owner of the Contract for tax purposes. Under a custodial or trusteed IRA account, the Underlying IRA Holder, who must be a natural person, is treated as the IRA beneficiary for tax purposes. The taxable portion of a distribution (in the form of a single sum payout, a withdrawal, a GAW payment or an annuity) is taxable as ordinary income.
Withdrawals
Partial withdrawals, including GAW payments and periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income to the extent that the Annuity Account Value immediately before the withdrawal exceeds the “investment in the Contract” at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the “investment in the Contract.” The taxable portion of any withdrawal is taxed at ordinary income tax rates.
The IRS has not provided guidance as to the tax treatment of the charge for a GLWB (the Guarantee Benefit Fee) under the Contract. The IRS could treat the deduction of the Guarantee Benefit Fee from the Covered Fund Value as a deemed withdrawal from the contract subject to current income tax to the extent the amount deemed received exceeds the investment in the Contract and, if applicable, the 10% premature distribution penalty tax. We do not currently report charges for the GLWB as withdrawals, but we will do so in the future if the IRS requires that we do so.
Annuity Payouts
Although the tax consequences will vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payout that exceeds the exclusion amount will be taxed. The exclusion amount is generally determined by a formula that establishes the ratio of the “investment in the Contract” to the expected return under the Contract. For variable annuity payouts, in general there is no tax on the portion of each payout which represents the same ratio that the “investment in the Contract” allocated to the variable annuity payouts bears to the number of payouts expected to be made (determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected). However, the remainder of each annuity payout is taxable. Once the “investment in the Contract” has been fully recovered, the full amount of any additional annuity payouts is taxable. If the annuity payments stop as a result of an Annuitant’s death before full recovery of the “investment in the Contract,” you should consult a competent tax advisor regarding the deductibility of the unrecovered amount.
Under a tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals.
The taxable portion of any annuity payout is taxed at ordinary income tax rates.
Penalty Tax
There may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

•	Made on or after the date on which the Owner reaches age 59½.

•	Made as a result of death or disability of the Owner.

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•	Received in substantially equal periodic payouts (at least annually) for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.
Similar penalties are imposed on premature distributions from Qualified Annuity Contracts. For more details regarding this penalty tax and other exemptions that may be applicable, consult a competent tax advisor.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the Contract because of the death of an Owner. Generally such amounts are included in the income of the recipient as follows:

•	If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above.

•	If distributed under an annuity form, they are taxed in the same manner as annuity payouts, as described above.
Distribution at Death
For a Non-Qualified Annuity Contract to be treated as an annuity contract for federal income tax purposes, the terms of the Contract must provide the following two distribution rules:

•
If the Owner dies before the date annuity payouts start, the entire Annuity Account Value must generally be distributed within five years after the date of death. If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner’s death. If the sole designated Beneficiary is the Owner’s Spouse, the Contract may be continued in the name of the Spouse as Owner.

•
If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

See the discussion below for Required Minimum Distributions from Qualified Annuity Contracts.
Diversification of Investments
For a Non-Qualified Annuity Contract to be treated as an annuity for federal income tax purposes, the investments of the Sub-Accounts must be “adequately diversified” in accordance with Treasury Department Regulations. If the Series Account or a Sub-Account failed to comply with these diversification standards, a Non-Qualified Annuity Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Annuity Account Value over the “investment in the Contract.”
Although we may not control the investments of the Covered Fund(s) or the Portfolios, we expect that the Covered Fund(s) and the Portfolios will comply with such regulations so that the Sub-Accounts will be considered “adequately diversified.” Owners bear the risk that the entire Non-Qualified Annuity Contract could be disqualified as an annuity under the Code due to the failure of the Series Account or a Sub-Account to be deemed to be adequately diversified.
Owner Control
In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that the ownership rights of an Owner under the Contract would result in any Owner being treated as the owner of the assets of the Contract under Rev. Rul. 2003-91. However, we do not know whether the IRS will provide additional guidance on this issue and what standards that guidance may contain. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Contract.
Multiple Contracts
All deferred, Non-Qualified Annuity Contracts that Great-West (or our affiliates) issues to the same Owner during any calendar year must be treated as a single annuity contract for purposes of determining the taxable amount.
Withholding
Distributions generally are subject to withholding at rates that vary according to the type of distribution and the recipient’s tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions.

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Section 1035 Exchanges
Code Section 1035 provides that no gain or loss will be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.
If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require you to inform us regarding the federal income tax status of the previous annuity contract.
In Revenue Procedure 2011-38, the IRS eased the restrictions on when a partial transfer between annuity contracts will be treated as a tax-free exchange under Code Section 1035. The original restrictions were imposed by Revenue Procedure 2008-24, which set forth the circumstances under which a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract would be treated by the IRS as a tax-free exchange.
Under Rev. Proc. 2011-38:
1.        The period of time in which cash can be withdrawn from either contract after a partial transfer has been significantly shortened from 12 months beginning on the date of the transfer to 180 days, and
2.        Annuity payments that satisfy the newly enacted partial annuitization rule of IRC § 72(a)(2) will not be treated as a distribution from either the old or new contract.
Rev. Proc. 2011-38 is effective for transfers that are completed on or after October 24, 2011.
Please discuss any tax consequences concerning any contemplated or completed transactions with a competent tax advisor.
Investment Income Surtax
In taxable years beginning in 2013, distributions from Non-Qualified Annuity Contracts are considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts as follows: an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income” is defined for this purpose as including the excess (if any) of gross income from annuities over allowable deductions, as such terms are defined in the Health Care and Education Reconciliation Act of 2010. The term net investment income excludes any distribution from an IRA or certain other retirement plans or arrangements. The IRS has issued regulations implementing this new provision of the law. Please consult with a competent tax advisor about the impact of the Investment Income Surtax on you.
Domestic Partnerships, Civil Unions, and Same-Sex Marriages
The Internal Revenue Service’s Revenue Ruling 2013-17 holds that for all federal tax purposes, including income, gift, and estate tax, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple currently resides would recognize the marriage. For federal tax purposes, the term ‘marriage’ does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated a ‘marriage’ under that state’s law. Therefore, domestic partners and individuals in civil unions are not treated as Spouses under this Contract. You are strongly encouraged to consult with a competent tax advisor for additional information on your state’s law regarding civil unions and same-sex marriages.
Qualified Annuity Contracts
Notwithstanding any provision of the Contract or GLWB Rider, certain provisions apply to Contracts intended to qualify as Individual Retirement Annuities under section 408(b) of the Code and Roth Individual Retirement Annuities under section 408A of the Code:

•	Only the Owner may be the Annuitant of the Contract;

•	Only one Owner may be established under the Contract;

•	The Contract will be established for the exclusive benefit of the Owner and the Beneficiary;

•	The entire interest of the Owner is non-forfeitable;

•
The Contract is non-transferable. The Owner may not borrow any money under the Contract or pledge it as security for a loan. The Owner may not sell, assign or transfer the Contract, unless permitted by a Divorce or Separation Decree; and

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•
Separate records will be maintained for the interest of each Owner. Great-West will furnish an annual calendar year report on the status of the Contract and such information concerning required minimum distributions as is prescribed by the Commissioner of Internal Revenue.

Contributions to Qualified Annuity Contracts
Except in the case of a “rollover contribution” as permitted by sections 402(c), 402(e)(6), 403(a)(4), 403(b)(8) 403(b)(10) 408(d)(3) or 457(e)(16) of the Code or a Contribution made in accordance with the terms of a Simplified Employee Pension (SEP), as described in § 408(k), Contributions will only be accepted if they are in cash. The total of such Contributions must not exceed the maximum as Section 219(b)(5)(A) of the Code may allow, for any taxable year, regardless of whether such Contributions are deductible by the Owner under Section 219(b)(1) of the Code. In the case of an individual who is age 50 or older, the annual cash Contribution limit is increased by the amount as Section 219(b)(5)(B) of the Code may allow for any taxable year.
The Owner has sole responsibility for determining whether any premium payment meets applicable income tax requirements.
Required Minimum Distributions from Qualified Annuity Contracts
Required Minimum Distributions (“RMDs”) made from a GLWB Rider will only be made in a manner consistent with the required minimum distribution rules or other provisions of the Code.
It is the responsibility of the Owner to Request payments in accordance with the minimum distribution requirements of the Code. Great-West is not responsible for any penalties resulting from a failure to Request timely payments in the proper amount. The Owner must begin to take payments which satisfy the minimum distribution requirements of the Code no later than April 1 of the calendar year following the calendar year in which the Owner attains age 70½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Any RMD during the GLWB Accumulation Phase will be considered an Excess Withdrawal.
During the GAW Phase, RMDs will not be considered to be Excess Withdrawals if the required minimum distribution causes the total Distributions to exceed the GAW amount to the extent the RMD amount is attributable to the Covered Fund(s).
The Owner should consult a tax advisor regarding withdrawals to satisfy his or her RMD amount
Distributions Before Death in Qualified Annuity Contracts
Notwithstanding any provision of the Contract, Rider, or Endorsement to the contrary, the distribution of the individual’s interest in the Qualified Annuity Contract will be made in accordance with the requirements of Section 408(b)(3) of the Code and the regulations thereunder. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
The Owner’s entire interest in the Contract must be distributed, or begin to be distributed, by the Owner’s required beginning date, which is April 1 of the calendar year following the calendar year in which the Owner reaches age 70½. For that year, and each succeeding year, a distribution must be made on or before December 31. By the required beginning date, the Owner may elect to have the balance in the Contract distributed in one of the following forms:

(a)	a single sum payment;

(b)	equal or substantially equal payments no less frequently than annually over the life of the Owner;

(c)	equal or substantially equal payments no less frequently than annually over the lives of the Owner and the designated Beneficiary;

(d)	equal or substantially equal payments no less frequently than annually over a period not extending beyond the Owner’s life expectancy; or

(e)	equal or substantially equal payments no less frequently than annually over a period not extending beyond the joint life and last survivor expectancy of the Owner and the designated Beneficiary.
All distributions made hereunder will be made in accordance with section 401(a)(9) of the Code, including the incidental death benefit requirements, and any other applicable regulations.
If payment is not to be made in the form of periodic annuity payments on an irrevocable basis (except for acceleration), the amount to be distributed each year, beginning with the first calendar year for which distributions are required and then for each succeeding calendar year will be determined under the applicable provisions of the Code and the implementing regulations.

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Distributions Upon Death in Qualified Annuity Contracts
Distributions beginning before death. If the Owner dies after distribution has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the individual’s death.
Distributions beginning after death. If the Owner dies before distribution has begun, distribution of the individual’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the individual’s death unless an election is made to receive distribution in accordance with (1) or (2) below:

1)
If the Owner’s interest is payable to a designated Beneficiary, then the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Owner died.

2)
If the designated Beneficiary is the Owner’s surviving Spouse, the date distributions are required to begin in accordance with (1) above must not be earlier than the later of (A) December 31 of the calendar year immediately following the calendar year in which the individual died or (B) December 31 of the calendar year in which the individual would have attained age 70½.

3)
If the designated Beneficiary is the Owner’s surviving Spouse, the Spouse may treat the Contract as his or her own Qualified Annuity Contract. This election will be deemed to have been made if such surviving Spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions.

Life expectancy is computed by use of the single life table in Q&A 1 of Section 1.401(a)(9)-9 of the regulations. If distributions are being made to a surviving Spouse as the sole designated Beneficiary, such Spouse’s remaining life expectancy for a year is the number in the single life table corresponding to such Spouse’s age in each year after the calendar year of the Owner’s death. In all other cases, remaining life expectancy for a year is the number in the single life table corresponding to the Beneficiary’s age in the year following the calendar year of the individual’s death and reduced by 1 for each subsequent year.
Distribution of the Contracts
We offer the Contracts on a continuous basis through eligible broker/dealers that have entered into selling agreements with GWFS and us. Contracts are sold in those states where the Contract may lawfully be sold by licensed insurance agents who are registered representatives. Any eligible broker/dealers will be registered as broker/dealers under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and members of the Financial Industry Regulatory Authority ("FINRA"). GWFS may also offer the Contract directly to potential purchasers.
GWFS is the principal underwriter and distributor of the Contracts and is a wholly-owned subsidiary of Great-West. GWFS is registered with the SEC as a broker/dealer under the Exchange Act and is a member of FINRA. Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado, 80111.
Great-West (or its affiliates, for purposes of this section only, collectively, “the Company”), in all cases as agent for GWFS, pays eligible broker/dealers compensation for the promotion and sale of the Contract. Compensation paid to eligible broker/dealers is not paid directly by the Owner or the Series Account. The Company intends to fund this compensation through a number of sources, such as fees and charges imposed under the Contract and payable to the Company, and from profits on payments received by the Company from Portfolios’ advisers or administrators for providing administrative, marketing, and other support and services to the Portfolios. See Payments We Receive, above. The Company pays a portion of these proceeds to eligible broker/dealers for distribution services.
As compensation for distribution services and some Contract administrative services, the Company may pay eligible broker/dealers a commission. The commission is based on a percentage of Contributions. The maximum commission that the Company will pay on the sale of the Contracts is 7.00%. In addition to this commission, the Company may also pay trailing compensation based on an annual rate of average daily Series Account assets held by a broker/dealer’s clients, ranging from zero to 1.00%. The Company also may pay a marketing allowance or allow other promotional incentives or payments to eligible broker/dealers in the form of cash or other compensation, as mutually agreed upon by the Company and eligible broker/dealers, to the extent permitted by FINRA rules and other applicable laws and regulations. The amount of commissions received by an individual registered representative in connection with the sale of the Contract is determined by his or her broker/dealer. In addition, the overall compensation received by an eligible broker/dealer in connection with the sale of the Contract may be more or less than the overall compensation on similar or other products offered by that eligible broker/dealer. The amount and/or structure of the compensation may influence your registered representative or his or her broker/dealer to present the Contract over other investment alternatives. Such differences in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the

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registered representative or the broker/dealer. You should ask your registered representative about these differences, and how he or she and the eligible broker/dealer are compensated for selling the Contract.
Voting Rights
In general, you do not have a direct right to vote the Portfolio shares held in the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares. We will vote the shares according to those instructions at regular and special shareholder meetings. If the law changes and we can vote the shares in our own right, we may elect to do so.
Before the Annuity Commencement Date, you have the voting interest. The number of votes available to you will be calculated separately for each of your Sub-Accounts. That number will be determined by applying your percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. You hold a voting interest in each Sub-Account to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payouts are made.
The number of votes of a Portfolio will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Portfolio. Voting instructions will be solicited by communication prior to such meeting in accordance with procedures established by the respective Portfolios.
If we do not receive timely instructions and Owners have no beneficial interest in shares held by us, we will vote according to the voting instructions as a proportion of all Contracts participating in the Sub-Account. If you indicate in your instructions that you do not wish to vote an item, we will apply your instructions on a pro rata basis to reduce the votes eligible to be cast.
Each person or entity having a voting interest in a Sub-Account will receive proxy material, reports, and other material relating to the appropriate Portfolio.
Please note, generally the Portfolios are not required to, and do not intend to, hold annual or other regular meetings of shareholders.
Owners have no voting rights in Great-West.
Rights Reserved by Great-West
We reserve the right to make certain changes we believe would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:

•	To operate the Series Account in any form permitted under the 1940 Act or in any other form permitted by law;

•	To Transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate accounts; or to add, combine or remove Sub-Accounts of the Series Account;

•	To substitute, for the Portfolio shares in any Sub-Account, the shares of another Portfolio or shares of another investment company or any other investment permitted by law;

•	To cease accepting Contributions at any time at our discretion;

•	To limit the number of Contracts that you may purchase;

•	To cease offering the Contract and/or GLWB Riders;

•	To make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity;

•	To change the time or time of day that a valuation date is deemed to have ended; and

•
To make any other necessary technical changes in the Contract in order to conform with any action the above provisions permit us to take, including changing the way we assess charges, without increasing them for any outstanding Contract beyond the aggregate amount guaranteed.

Legal Proceedings
Currently, the Series Account is not a party to, and its assets are not subject to, any material legal proceedings. Further, Great-West is not currently a party to, and its property is not currently subject to, any material legal proceedings. The lawsuits to which Great-West is a party are, in the opinion of management, in the ordinary course of business, and are not expected to have a material adverse effect on the financial results, conditions, or prospects of Great-West.

55

Legal Matters
Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract has been provided by Carlton Fields Jorden Burt, P.A.
Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
Independent Registered Public Accounting Firm
The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. The consolidated financial statements and the related financial statement schedule of Great West Life & Annuity Insurance Company and subsidiaries included in the Statement of Additional Information included in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements and financial statement schedule have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
Abandoned Property Requirements
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity contracts) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information, and identifying information for the Owner, Annuitant, and Beneficiaries.
Cyber Security Risks
Our variable annuity contract business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, denial of service on our website and other operational disruption, and unauthorized release of confidential Owner information. Cyber-attacks affecting us, the Portfolios or Covered Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Annuity Account Value. For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing of Transfer Requests, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Portfolios or Covered Funds invest, which may cause the Portfolios or Covered Funds underlying your Contract to lose value. There can be no assurance that we, the Portfolios or Covered Funds, or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Available Information
You may request a free copy of the SAI. Please direct any oral, written, or electronic request for such documents to:
Retirement Resource Operations Center
P.O. Box 173920
Denver, CO 80217-3920
1-877-723-8723
rroc@greatwest.com
The SEC maintains a website (www.sec.gov) that contains the SAI and other information filed electronically by Great-West concerning the Contract, the Riders, and the Series Account.
You also can review and copy any materials filed with the SEC at its Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference room by calling the SEC at 1-800-SEC-0330.

56

The SAI contains more specific information relating to the Series Account and Great-West, such as:

•	general information;

•	information about Great-West Life & Annuity Insurance Company and the Variable Annuity-2 Series Account;

•	calculation of annuity payouts;

•	services;

•	withholding; and

•	financial statements.

57

Appendix A — Net Investment Factor

The Net Investment Factor is determined by dividing (a) by (b), and subtracting (c) from the result where:
(a) is the net result of:
1) the net asset value per share of the Portfolio shares determined as of the end of the current Valuation Period, plus
2) the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Portfolio on shares if the “ex-dividend” date occurs during the current Valuation Period, plus or minus
3) a per unit charge or credit for any taxes incurred by or provided for in the Sub-Account, which is determined by Great-West to have resulted from the investment operations of the Sub-Account, and
(b) is the result of:
1) the net asset value per share of the Portfolio shares determined as of the end of the immediately preceding Valuation Period; plus or minus
2) the per unit charge or credit for any taxes incurred by or reserved for in the Sub-Account for the immediately preceding Valuation Period; and
(c) is an amount representing the Mortality and Expense Risk Charge of 1.20% deducted from each Sub-Account on a daily basis.
The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.
The net asset value per share referred to in paragraphs (a)(1) and (b) above, reflects the investment performance of the Portfolio as well as the payment of Portfolio expenses.

Appendix-1

VARIABLE ANNUITY-2 SERIES ACCOUNT

GREAT-WEST SMART TRACK® II - 5 YEAR VARIABLE ANNUITY

Individual Flexible Premium Deferred
Variable Annuity Contracts

issued by

Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
Telephone: (800) 537-2033

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated June 30, 2015, which is available without charge by contacting the Retirement Resource Operations Center, P.O. Box 173920, Denver, Colorado 80217-3921 or at 1-877-723-8723.

The date of this Statement of Additional Information is
June 30, 2015

GENERAL INFORMATION

In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading "Definitions."

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
AND VARIABLE ANNUITY-2 SERIES ACCOUNT

Great-West Life & Annuity Insurance Company (the "Company"), the issuer of the Contract, is a Colorado corporation qualified to sell life insurance and annuity contracts in Puerto Rico, U.S. Virgin Islands, Guam, the District of Columbia and all states except New York. The Company is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

The assets allocated to the Variable Annuity-2 Series Account (the “Series Account”) are the exclusive property of the Company. Registration of the Series Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Series Account or of the Company by the Securities and Exchange Commission. The Company may accumulate in the Series Account proceeds from charges under the Contracts and other amounts in excess of the Series Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by the Company. The Company may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Sub-Account may not be insulated from liability associated with another Sub-Account.

CALCULATION OF ANNUITY PAYMENTS

Variable Annuity Payout Options

The Company converts the Accumulation Units for each Investment Strategy Sub-Account held by you into Annuity Units at their values determined as of the end of the valuation period which contains the Annuity Commencement Date. The number of Annuity Units paid for each Investment Strategy Sub-Account is determined by dividing the amount of the first payment by the Annuity Unit value on the first valuation date preceding the date the first payout is due. The number of Annuity Units used to calculate each payout for an Investment Strategy Sub-Account remains fixed during the Annuity Payment Period.

The first payment under a variable annuity payout option will be based on the value of each Investment Strategy Sub-Account on the first valuation date preceding the Annuity Commencement Date. We will determine it by applying the appropriate rate to the amount applied under the payout option. Payments after the first will vary depending upon the investment experience of the Investment Strategy Sub-Accounts. The subsequent amount paid is determined by multiplying (a) by (b) where (a) is the number of Annuity Units to be paid and (b) is the Annuity Unit value on the first valuation date preceding the date the annuity payout is due. The total amount of each variable annuity payout will be the sum of the variable annuity payments for each Investment Strategy Sub-Account.

SERVICES

A.    Safekeeping of Series Account Assets

The assets of the Series Account are held by the Company. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of the Company. The Company maintains records of all purchases and redemptions of shares of the Portfolios. Additional protection for the assets of the Series Account is afforded by a financial institution bond that includes fidelity coverage issued to Great-West LifeCo, Inc. and subsidiary companies in the amount of $50 million (Canadian) per occurrence and $100 million (Canadian) aggregate, which covers all officers and employees of the Company.

B.    Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202, serves as the Company’s and the Series Account’s independent registered public accounting firm. Deloitte & Touche LLP audits financial statements for the Company and the Series Account and provides other audit, tax, and related services.

The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. The consolidated financial statements and the related financial statement schedule of Great-West Life & Annuity Insurance Company and subsidiaries included in this Statement of Additional Information in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements and financial statement schedule have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

C.    Principal Underwriter

The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. (“GWFS”), a wholly owned subsidiary of the Company. GWFS is a Delaware corporation, registered as a broker/dealer with the SEC, and a member of FINRA. The Company does not anticipate discontinuing the offering of the Contract, although it reserves the right to do so. The Contract generally will be issued from birth to age 80.

WITHHOLDING

Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special "backup withholding" rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.

We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act ("FATCA") on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.

FINANCIAL STATEMENTS

The consolidated financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Owners under the Contracts is affected solely by the investment results of the Series Account.

Great-West Life & Annuity Insurance Company (a wholly-owned subsidiary of
GWL&A Financial Inc.)
Consolidated Balance Sheets as of December 31, 2014 and 2013
and Related Statements of Income, Comprehensive Income (Loss), Stockholder’s Equity and Cash Flows for Each of the Three Years in the Period Ended December 31, 2014 and Report of Independent Registered Public Accounting Firm

Item 8.                                 Financial Statements and Supplementary Data

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Great-West Life & Annuity Insurance Company
Greenwood Village, Colorado

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries (the "Company") as of December 31, 2014 and 2013, and the related consolidated statements of income, comprehensive income (loss), stockholders' equity, and cash flows for each of the three years in the period ended December 31, 2014. Our audits also included the financial statement schedule listed in the Index to Consolidated Financial Statements, Notes and Schedules. These consolidated financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
February 27, 2015

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Balance Sheets
December 31, 2014 and 2013
(In Thousands, Except Share Amounts)

	December 31,
	2014	2013
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $18,953,144 and $17,807,359)	$20,162,078	$18,469,544
Fixed maturities, held for trading, at fair value (amortized cost of $331,081 and $333,892)	338,543	336,055
Mortgage loans on real estate (net of valuation allowances of $2,890 and $2,890)	3,363,570	3,134,255
Policy loans	4,130,062	4,185,472
Short-term investments (amortized cost of $263,501 and $294,287)	263,501	294,287
Limited partnership and other corporation interests	49,421	79,236
Other investments	16,068	17,574
Total investments	28,323,243	26,516,423
Other assets:
Cash	12,775	7,491
Reinsurance receivable	611,270	588,533
Deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”)	378,694	343,288
Investment income due and accrued	278,886	270,024
Collateral under securities lending agreements	13,741	18,534
Due from parent and affiliates	47,193	91,057
Goodwill	137,683	105,255
Other intangible assets	27,915	15,155
Other assets	773,651	707,856
Assets of discontinued operations	24,324	29,007
Separate account assets	27,718,844	26,630,904
Total assets	$58,348,219	$55,323,527

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Balance Sheets
December 31, 2014 and 2013
(In Thousands, Except Share Amounts)

	December 31,
	2014	2013
Liabilities and stockholder’s equity
Policy benefit liabilities:
Future policy benefits	$25,968,411	$24,609,155
Policy and contract claims	339,104	345,261
Policyholders’ funds	335,484	345,689
Provision for policyholders’ dividends	58,577	62,797
Undistributed earnings on participating business	20,050	10,776
Total policy benefit liabilities	26,721,626	25,373,678
General liabilities:
Due to parent and affiliates	547,266	541,793
Commercial paper	98,589	98,990
Payable under securities lending agreements	13,741	18,534
Deferred income tax liabilities, net	314,616	106,849
Other liabilities	771,700	648,040
Liabilities of discontinued operations	24,324	29,007
Separate account liabilities	27,718,844	26,630,904
Total liabilities	56,210,706	53,447,795
Commitments and contingencies (See Note 21)
Stockholder’s equity:
Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $1 par value, 50,000,000 shares authorized; 7,032,000 shares issued and outstanding	7,032	7,032
Additional paid-in capital	777,664	774,115
Accumulated other comprehensive income	603,018	345,754
Retained earnings	749,799	748,831
Total stockholder’s equity	2,137,513	1,875,732
Total liabilities and stockholder’s equity	$58,348,219	$55,323,527

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Income
Years Ended December 31, 2014, 2013 and 2012
(In Thousands, Except Share Amounts)

	Year Ended December 31,
	2014	2013	2012
Revenues:
Premium income	$446,395	$464,093	$422,153
Fee income	729,179	618,244	535,823
Other revenue	7,506	7,355	—
Net investment income	1,228,388	1,091,389	1,191,551
Realized investment gains (losses), net:
Total other-than-temporary losses	(4,334)	(372)	(5,138)
Other-than-temporary (gains) losses transferred to other comprehensive income	—	(434)	(61)
Other realized investment gains (losses), net	151,705	(13,330)	121,916
Total realized investment gains (losses), net	147,371	(14,136)	116,717
Total revenues	2,558,839	2,166,945	2,266,244
Benefits and expenses:
Life and other policy benefits	643,420	650,584	682,088
(Decrease) increase in future policy benefits	(56,073)	5,575	(66,697)
Interest paid or credited to contractholders	575,400	505,698	519,499
Provision for policyholders’ share of (losses) earnings on participating business	(1,041)	3,976	(580)
Dividends to policyholders	60,739	66,258	64,000
Total benefits	1,222,445	1,232,091	1,198,310
General insurance expenses	780,991	650,347	596,649
Amortization of DAC and VOBA	44,845	59,645	60,479
Interest expense	37,286	37,329	37,387
Total benefits and expenses	2,085,567	1,979,412	1,892,825
Income before income taxes	473,272	187,533	373,419
Income tax expense	155,903	58,791	135,305
Net income	$317,369	$128,742	$238,114

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2014, 2013 and 2012
(In Thousands, Except Share Amounts)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Comprehensive Income
December 31, 2013 and 2012
(In Thousands, Except Share Amounts)

	Year Ended December 31,
	2014	2013	2012
Net income	$317,369	$128,742	$238,114
Components of other comprehensive income (loss)
Unrealized holding gains (losses) arising on available-for-sale fixed maturity investments	586,458	(718,735)	534,028
Unrealized holding gains (losses) arising on cash flow hedges	20,137	3,102	(18,881)
Reclassification adjustment for (gains) losses realized in net income	(56,159)	(42,982)	(107,713)
Net unrealized gains (losses) related to investments	550,436	(758,615)	407,434
Future policy benefits, DAC and VOBA adjustments	(58,760)	190,995	(83,835)
Employee benefit plan adjustment	(95,886)	121,551	(68,650)
Other, net	(154,646)	312,546	(152,485)
Other comprehensive income (loss) before income taxes	395,790	(446,069)	254,949
Income tax expense (benefit) related to items of other comprehensive income	138,526	(156,124)	89,232
Other comprehensive income (loss) (1)	257,264	(289,945)	165,717
Total comprehensive income (loss)	$574,633	$(161,203)	$403,831

(1) Other comprehensive income (loss) includes the non-credit component of impaired losses on fixed maturities available-for-sale, net of future policy benefits, DAC and VOBA adjustments and income taxes, in the amounts of $177, $18,388 and $26,583 for the years ended December 31, 2014, 2013 and 2012, respectively.

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2014, 2013 and 2012
(In Thousands, Except Share Amounts)

	Common stock	Additional paid-in capital	Accumulated other comprehensive income (loss)	Retained earnings	Total
Balances, January 1, 2012	$7,032	$768,247	$469,982	$668,812	$1,914,073
Net income				238,114	238,114
Other comprehensive income, net of income taxes			165,717		165,717
Dividends				(184,401)	(184,401)
Capital contribution - stock-based compensation		2,314			2,314
Income tax benefit on stock-based compensation		480			480
Balances, December 31, 2012	7,032	771,041	635,699	722,525	2,136,297
Net income				128,742	128,742
Other comprehensive loss, net of income taxes			(289,945)		(289,945)
Dividends				(102,436)	(102,436)
Capital contribution - stock-based compensation		2,578			2,578
Income tax benefit on stock-based compensation		496			496
Balances, December 31, 2013	7,032	774,115	345,754	748,831	1,875,732
Net income				317,369	317,369
Other comprehensive income, net of income taxes			257,264		257,264
Dividends				(316,401)	(316,401)
Capital contribution - stock-based compensation		3,384			3,384
Income tax benefit on stock-based compensation		165			165
Balances, December 31, 2014	$7,032	$777,664	$603,018	$749,799	$2,137,513

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2014, 2013 and 2012
(In Thousands, Except Share Amounts)

	Year ended December 31,
	2014	2013	2012
Cash flows from operating activities:
Net income	$317,369	$128,742	$238,114
Adjustments to reconcile net income to net cash provided by operating activities:
Losses allocated to participating policyholders	(1,041)	(804)	(580)
Amortization of premiums (accretion of discounts) on investments, net	(42,022)	(20,751)	(28,495)
Net realized (gains) losses on investments	(64,323)	(38,517)	(126,938)
Net proceeds (purchases) of trading securities	11,478	23,677	(220,646)
Interest credited to contractholders	571,860	507,987	515,356
Depreciation and amortization	76,461	81,061	82,595
Deferral of acquisition costs	(110,843)	(80,486)	(94,826)
Deferred income taxes	75,044	(24,087)	45,371
Amortization of low-income housing partnerships	21,713	31,918	39,621
Other, net	(4,984)	2,432	(2,681)
Changes in assets and liabilities:
Policy benefit liabilities	(151,096)	(49,980)	(192,755)
Reinsurance receivable	(18,054)	12,013	(15,893)
Investment income due and accrued	(8,951)	(12,448)	(8,654)
Other assets	(5,705)	(106,923)	(98,042)
Other liabilities	(6,568)	78,829	(37,444)
Net cash provided by operating activities	660,338	532,663	94,103
Cash flows from investing activities:
Proceeds from sales, maturities and redemptions of investments:
Fixed maturities, available-for-sale	4,124,159	4,022,064	4,308,965
Mortgage loans on real estate	384,306	289,531	172,950
Limited partnership interests, other corporation interests and other investments	7,555	22,200	12,530
Purchases of investments:
Fixed maturities, available-for-sale	(5,174,996)	(5,012,792)	(5,284,686)
Mortgage loans on real estate	(609,008)	(562,940)	(524,396)
Limited partnership interests, other corporation interests and other investments	(2,983)	(3,706)	(5,577)
Net change in short-term investments	22,096	(27,955)	81,058
Policy loans, net	(11,169)	(4,370)	4,983
Acquisition payment	(28,356)	—	—
Purchases of furniture, equipment and software	(35,537)	(20,618)	(23,525)
Net cash used in investing activities	(1,323,933)	(1,298,586)	(1,257,698)

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2014, 2013 and 2012
(In Thousands, Except Share Amounts)

	Year ended December 31,
	2014	2013	2012
Cash flows from financing activities:
Contract deposits	$2,709,043	$2,601,820	$2,881,112
Contract withdrawals	(1,757,936)	(1,780,048)	(1,636,066)
Change in due to/from parent and affiliates	49,337	(14,724)	37,598
Dividends paid	(316,401)	(102,436)	(184,401)
Proceeds from financing element derivatives	5,516	51,832	64,354
Payments for and interest (paid) received on financing element derivatives, net	(8,392)	(9,756)	4,470
Net commercial paper borrowings	(401)	1,003	451
Change in book overdrafts	(12,052)	13,840	(609)
Income tax benefit of stock option exercises	165	496	480
Net cash provided by financing activities	668,879	762,027	1,167,389

Net increase (decrease) in cash	5,284	(3,896)	3,794
Cash, beginning of year	7,491	11,387	7,593
Cash, end of year	$12,775	$7,491	$11,387

Supplemental disclosures of cash flow information:
Net cash received (paid) during the year for:
Income taxes	$46,453	$(10,327)	$53,281
Interest	(37,284)	(37,329)	(37,387)
Non-cash investing and financing transactions during the years:
Contingent consideration (See Note 2)	$(32,209)	$—	$—
Share-based compensation expense	(3,384)	(2,578)	(2,314)
Fair value of assets acquired in settlement of fixed maturity investments	—	—	(1,125)
Assets received from limited partnership investment distribution	—	(5,119)	—
Fixed maturity investments, available-for-sale acquired in reinsurance termination (See Note 4)	—	(44,104)	—
Policy loans acquired in reinsurance termination (See Note 4)	—	(6,468)	—
Fixed maturity investments, available-for-sale acquired in mortgage transfer (See Note 4)	—	(28,959)	—

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

1.  Organization and Significant Accounting Policies

Organization

Great-West Life & Annuity Insurance Company (“GWLA”) and its subsidiaries (collectively, the “Company”) is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company formed in 1998.  GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. Inc. (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company.  The Company offers a wide range of life insurance, retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado and is subject to regulation by the Colorado Division of Insurance.

Basis of Presentation

The consolidated financial statements include the accounts of the Company and the accounts of its subsidiaries over which it exercises control and are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments, accounting for derivative financial instruments, valuation of DAC, valuation of policy benefit liabilities, valuation of employee benefits plan obligation and the valuation of deferred tax assets or liabilities, net, and valuation of contingent consideration.  Actual results could differ from those estimates.

Summary of Significant Accounting Policies

Investments

Investments are reported as follows:

1.     The Company classifies the majority of its fixed maturity investments as available-for-sale which are recorded at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, recorded in accumulated other comprehensive income (loss) (“AOCI”). Included in fixed maturities are perpetual debt investments which primarily consist of junior subordinated debt instruments that have no stated maturity date but pay fixed or floating interest in perpetuity. Also included in AOCI is net unrealized gain or loss resulting from foreign currency translations of fixed maturity investments denominated in foreign currencies.

Premiums and discounts are recognized as a component of net investment income using the effective interest method, realized gains and losses are included in net realized investment gains (losses) and declines in value determined to be other-than-temporary are included in total other-than-temporary losses.

The Company also classifies certain fixed maturity investments as held for trading. Assets in the held for trading category are carried at fair value with changes in fair value reported in net investment income.

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

The Company recognizes the acquisition of its public fixed maturity investments on a trade date basis.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

2.    Mortgage loans on real estate consist of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, origination fees and mortgage provision allowances. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums, discounts and origination fees are amortized to net investment income using the effective interest method. Prepayment penalty fees are recognized in other realized investment gains upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions.  On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.

•
Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s mortgage provision allowance is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage provision allowance and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage provision allowance and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectable. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”).  In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

3.
Limited partnership and other corporation interests are accounted for using either the cost or equity method of accounting. The Company uses the cost method on investments where it has a minor equity interest and no significant influence over the entity’s operations. The Company uses the equity method when it has a partnership interest that is considered more than minor, although the Company has no significant influence over the entity’s operations. Also included in limited partnership interests are limited partnerships established for the purpose of investing in low-income housing that qualify for federal and state tax credits. These interests are carried at amortized cost as determined using the effective yield method.

In the normal course of its activities, the Company is involved with other entities that are considered variable interest entities (“VIE”). An entity would be determined to be a primary beneficiary, and thus consolidated when the entity has both (a) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (b) the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. When the Company becomes involved with a VIE and when the nature of the Company’s involvement with the entity changes, in order to determine if the Company is the primary beneficiary and must consolidate the entity, it evaluates:

•	The structure and purpose of the entity;

•	The risks and rewards created by and shared through the entity and;

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

•	The entity’s participants’ ability to direct the activities, receive its benefits and absorb its losses.

The Company performs ongoing qualitative analyses of its involvement with VIEs to determine if consolidation is required.

4.    Policy loans are carried at their unpaid balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policy.

5.    Short-term investments include securities purchased with investment intent and with initial maturities of one year or less and are generally carried at fair value which is approximated from amortized cost.

6.    The Company participates in a securities lending program in which the Company lends fixed maturity securities that are held as part of its general account investment portfolio to third parties.  The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio.  The borrower can return and the Company can request the loaned securities at any time.  The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term.  Securities lending transactions are accounted for as secured borrowings.  The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default.  The Company generally requires initial collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned.  Such collateral is used to replace the securities loaned in event of default by the borrower. Acceptable collateral is generally defined as government securities, letters of credit and/or cash collateral.  Some cash collateral may be invested in short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Non-cash collateral is not recognized as the Company does not have effective control.

7.    The Company’s other-than-temporary impairments (“OTTI”) accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. The assessment of whether an OTTI has occurred on fixed maturity investments where management does not intend to sell the fixed maturity investment and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value of each individual security. Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;

•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;

•	The length of time for which the estimated fair value has been below cost;

•	Downgrade of a fixed maturity investment by a credit rating agency;

•	Deterioration of the financial condition of the issuer;

•	The payment structure of the fixed maturity investment and the likelihood of the issuer being able to make payments in the future; and

•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

If either (a) management has the intent to sell a fixed maturity investment or (b) it is more likely than not the Company will be required to sell a fixed maturity investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security.  If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the fixed maturity investment prior to impairment) is less than the amortized cost basis of the fixed maturity investment (referred to as the credit loss portion), an OTTI is considered to have occurred.  In this instance, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings; and the amount attributed to other factors (referred to as the non-credit portion),

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

which is recognized as a separate component in AOCI.  The expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination.  After the recognition of an OTTI, a fixed maturity investment is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings.  The difference between the new amortized cost basis and the future cash flows is accreted into net investment income.  The Company continues to estimate the present value of cash flows expected to be collected over the life of the security.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, cross-currency swaps, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices, interest rate swap futures and other forward contracts. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons. Certain of the Company’s over-the-counter (“OTC”) derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

All derivatives, regardless of hedge accounting treatment, are recorded in other assets and other liabilities at fair value. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the consolidated balance sheets the fair value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Accounting for the ongoing changes in the fair value of a derivative depends on the intended use of the derivative. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in AOCI and are recognized in the consolidated income statements when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in its fair value and of the fair value of the hedged item attributable to the hedged risk are recognized in earnings in net investment income. Changes in the fair value of derivatives not qualifying for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in net investment income in the period of the change. Depending on whether the derivative instrument is designated a cash flow hedge or not qualifying for hedge accounting, the changes in fair value resulting from foreign currency translations are recorded in AOCI or net investment income, respectively. Termination of derivative contracts prior to expiration generally result in investment gains and losses. Fluctuations in interest rates, foreign currencies or equity markets may cause the Company to experience volatility in net income.

The Company uses forward settling TBA securities to gain exposure to the investment risk and return of agency mortgage-backed securities (pass-throughs). These transactions are utilized to enhance the return of the Company’s investment portfolio and are accounted for as derivative instruments not qualifying for hedge accounting. The Company purchases agency mortgage-backed TBAs yet does not always take physical delivery of a security but rather may roll the security into the next month. The Company generally takes physical delivery of a security before year end. Changes in fair value on open TBA transactions are recorded in net investment income while realized investment gains or losses are recorded once the Company cash settles or accepts physical delivery of a security.

As part of its hedging strategy, the Company may enter into certain derivative transactions where a cash investment is made by one party. Certain derivative instruments that contain a financing element at inception and where the Company is deemed to be the borrower are included in financing activities in the consolidated statements of cash flows. The cash flows from all other derivative transactions are included in operating activities.

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company’s guaranteed minimum withdrawal benefit liability, (b) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (c) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets and fee revenue based on equity market performance and (d) convert floating rate assets to fixed rate assets for asset/liability management purposes.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a government money market fund. Cash collateral pledged by the Company is included in other assets.

Fair Value

Certain assets and liabilities are recorded at fair value on the Company’s consolidated balance sheets.  The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value on a recurring basis into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities recorded at fair value on a recurring basis have been categorized based upon the following fair value hierarchy:

•
Level 1 inputs utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets and liabilities utilizing Level 1 inputs include certain money market funds.

•
Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For fixed maturity securities and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

•
Asset-backed, residential mortgage-backed, commercial mortgage-backed securities and collateralized debt obligations - new issue data, monthly payment information, collateral performance and third party real estate analysis.

•	U.S. states and their subdivisions - material event notices.

•	Short-term investments - valued based on amortized cost due to their short term nature and high credit quality of the issuers.

•	Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

•
Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•	Common collective trusts - the net asset value based on the underlying trust investments.

•
Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data. Inputs utilized for securities classified as Level 3 are as follows:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

•	Corporate debt securities - unadjusted single broker quotes which may be in an illiquid market or otherwise deemed unobservable.

•	Asset-backed securities - internal models utilizing asset-backed securities index spreads.

•	Separate account assets - single broker quotes which may be in an illiquid market or otherwise deemed unobservable or net asset value per share of the underlying investments.

•	Defined benefit plan limited partnership investments - capital account or net asset value adjusted for other relevant information.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable. All transfers between levels are recognized at the beginning of the reporting period in which the transfer occurred.

The policies and procedures utilized to review, account for and report on the value and level of the Company’s securities were determined and implemented by the Finance division. The Investments division is responsible for the processes related to security purchases and sales and provides valuation and leveling input to the Finance division when necessary. Both divisions within the Company have worked in conjunction to establish thorough pricing, review, approval, accounting and reporting policies and procedures around the securities valuation process.

Internal pricing models may be used to value certain Level 3 securities. Internal model input assumptions may include: prepayment speeds, constant default rates and the Asset Backed Securities Index (“ABX Index”) spread adjusted by an internally calculated liquidity premium with the primary inputs being the constant default rate and the internally adjusted ABX Index spread. These models are recalibrated monthly by adjusting the inputs based on current public security market conditions and a monthly comparison to pricing vendor evaluations is performed and analyzed.

In some instances, securities are priced using external broker quotes.  In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained.  External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available.  Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices and takes into account the characteristics of the Company’s securities.

Cash

Cash includes only amounts in demand deposit accounts.

Book overdrafts occur when checks have been issued by the Company, but have not been presented to the Company’s disbursement bank accounts for payment. These bank accounts allow the Company to delay funding of the issued checks until they are presented for payment. This delay in funding results in a temporary source of financing. The activity related to book overdrafts is included in the financing activities in the consolidated statement of cash flows.  The book overdrafts, in the amounts of $1,788 and $13,840, are included in other liabilities at December 31, 2014 and 2013, respectively.

Internal use software

Purchased software costs, as well as certain internal and external costs incurred to develop internal use computer software during the application development stage, are capitalized and amortized using the straight-line method over the software’s estimated

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

useful life, ranging from five to seven years.  Capitalized internal use software development costs, net of accumulated amortization, in the amounts of $66,012 and $50,134, are included in other assets at December 31, 2014 and 2013, respectively.  The Company capitalized $31,473, $14,640 and $17,593 of internal use software development costs during the years ended December 31, 2014, 2013 and 2012, respectively.

DAC and VOBA

The Company incurs costs in connection with the acquisition of new and renewal insurance business. Costs that vary directly with and relate to the successful production of new business are deferred as DAC. These costs consist primarily of commissions, costs associated with the Company’s sales representatives and policy issuance and underwriting expenses related to the production of successfully acquired new business. A success factor is derived from actual contracts issued by the Company from requests for proposals or applications received and applied to the deferrable costs. The recoverability of such costs is dependent upon the future profitability of the related business. Recoverability testing is performed for current issue year products to determine if gross revenues are sufficient to cover DAC and expenses. At least annually, loss recognition testing is performed on aggregated blocks of business to adjust the DAC balance.

VOBA represents the estimated fair value of insurance or annuity contracts acquired either directly through the acquisition of another insurance company or through the acquisition of insurance or annuity contracts through assumption reinsurance transactions.

DAC and VOBA associated with the annuity products and flexible premium universal life insurance products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits on an annual basis. DAC and VOBA associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. DAC and VOBA, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

Goodwill and other intangible assets

Goodwill is the excess of cost over the fair value of assets acquired and liabilities assumed in connection with an acquisition. It is considered an indefinite lived asset and therefore is not amortized. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income in the period in which the impairment is identified.

Other intangible assets represent the estimated fair value of the portion of the purchase price that was allocated to the value of customer relationships and non-competition intangible asset in various acquisitions.  These intangible assets have been assigned values using various methodologies, including present value of projected future cash flows, analysis of similar transactions that have occurred or could be expected to occur in the market and replacement or reproduction cost.  The initial valuations of these intangible assets were supported by an independent valuation study commissioned by the Company.  Other identified intangible assets with finite lives are amortized over their estimated useful lives, which initially ranged from two to 18 years (weighted average 15 years), primarily based on the cash flows generated by these assets.

Separate accounts

Separate account assets and related liabilities are carried at fair value in the accompanying consolidated balance sheets.  The Company issues variable annuity contracts and variable universal life contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and therefore, are not included in the Company’s consolidated statements of income.
Revenues to the Company from the separate accounts consist of contract maintenance fees, investment management fees, administrative fees and mortality and expense risk charges.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The Company’s separate accounts invest in shares of Great-West Funds, Inc. (“Great-West Funds”) and Putnam Funds, open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.

Future policy benefits liabilities

Life insurance and annuity future benefits liabilities with life contingencies in the amounts of $15,349,322 and $14,296,153 at December 31, 2014 and 2013, respectively, are computed on the basis of assumed investment yield, mortality, morbidity and expenses, including a margin for adverse deviation. These future policy benefits are calculated as the present value of future benefits (including dividends) and expenses less the present value of future net premiums. The assumptions used in calculating the future policy benefits generally vary by plan, year of issue and policy duration. Additionally, these future policy benefits are established for claims that have been incurred but not reported based on factors derived from past experience.

Annuity contract benefits liabilities without life contingencies in the amounts of $10,569,147 and $10,263,043 at December 31, 2014 and 2013, respectively, are established at the contract holder’s account value, which is equal to cumulative deposits and credited interest, less withdrawals and mortality and expense and/or administrative service charges. The Company’s general account also has some immediate annuities. Future benefits for immediate annuities without life contingent payouts are computed on the basis of assumed investment yield and expenses.

Minimum guarantees

The Company calculates additional reserve liabilities for certain variable annuity guaranteed death benefits. The additional reserve for such products recognizes the portion of contract assessments received to compensate the Company for death benefits. Reserves for annuity guaranteed minimum death benefits (“GMDB”) are determined by estimating the present value of expected benefits in excess of the projected account balance. Expected experience is based on a range of inputs and scenarios. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the Standard & Poor’s (“S&P”) 500 Index.

Reinsurance ceded

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term, coinsurance and modified coinsurance contracts. For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not provide indemnification against loss or liability relating to insurance risk, the Company records the agreement using the deposit method of accounting. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

Policy benefits and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable in the accompanying consolidated balance sheets. Premiums, fee income and policyholder benefits are reported net of reinsurance ceded in the accompanying consolidated statements of income. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company strives to cede risks to highly rated, well-capitalized reinsurers. The Company monitors and evaluates the financial condition of reinsurers to minimize exposure to credit risk.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

Policy and contract claims

Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported is valued based primarily on the Company’s prior experience. Claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating business

The Company has participating policies in which the policyholder shares in the Company’s earnings through policyholder dividends that reflect the difference between the assumptions used in the premium charged and the actual experience on those policies. The amount of dividends to be paid is determined by the Board of Directors.

Participating life and annuity policy benefit liabilities were $6,804,898 and $6,754,435 at December 31, 2014 and 2013, respectively.  Participating business composed approximately 9% of the Company’s individual life insurance in-force at December 31, 2014 and 2013, and 21%, 32% and 20% of individual life insurance premium income for the years ended December 31, 2014, 2013 and 2012, respectively.  The policyholder’s share of net income on participating policies that cannot be distributed to the Company’s stockholder is excluded from stockholder’s equity and recorded as undistributed earnings on participating business in the consolidated balance sheet.

Revenue recognition

Life insurance premiums are recognized when due in premiums. Annuity contract premiums with life contingencies are recognized as received. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned in fee income. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when due in fee income.

Net investment income

Interest income from fixed maturities, mortgage loans on real estate and policy loans is recognized when earned.

Realized investment gains (losses)

Realized investment gains and losses are reported as a component of revenues and are determined on a specific identification basis. Realized investment gains and losses also result from the termination of derivative contracts prior to expiration that are not designated as hedges for accounting purposes and certain fair-value hedge relationships.

Benefits and expenses

Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts.

Income taxes

Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s consolidated financial statements or consolidated tax returns. In estimating future tax consequences, all expected future events, other than enactments or changes in the tax laws or rules, are considered. A valuation allowance is provided to the extent that it is more likely than not that deferred tax assets will not be realized. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized. The effect on deferred taxes from a change in tax rates is recognized in income in the period that includes the enactment date.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

Share-based compensation

Lifeco maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that is accounted for as an equity award that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. The Lifeco plan provides for granting of options with varying terms and vesting requirements with vesting commencing on the first anniversary of the grant, exercisable within 10 years from the date of grant. The Company uses the fair value method to recognize the cost of share-based employee compensation under the Lifeco plan.

The Company maintains a Performance Share Unit Plan (“PSU plan”) that is accounted for as a liability award for senior executives of the Company. Under the PSU plan, performance share units are granted to certain senior executives of the Company, having a value equal to the participants’ deferred incentive compensation for the period. The performance share units generally vest in their entirety at the end of the three years performance period based on continued service. The Company uses the fair value method to recognize the cost of share-based employee compensation under the PSU plan.

2.  Acquisition

Description of transaction

On August 29, 2014, the Company completed the acquisition of all of the voting equity interests in the J.P. Morgan Retirement Plan Services (“RPS”) large-market record-keeping business. This acquisition transformed the Company, together with Putnam Investments, LLC (“Putnam”), an affiliate of the Company, into the second largest provider based on the number of participants in the U.S. defined contribution market.

Allocation of purchase price

During the fourth quarter of 2014, the Company substantially completed its comprehensive evaluation of the fair value of the net assets acquired from RPS and the purchase price allocation. As a result, initial goodwill of $50,249 recognized upon the acquisition of RPS on August 29, 2014 in the Acquisition note to the September 30, 2014 condensed, consolidated interim unaudited financial statements has been adjusted in the fourth quarter of 2014, as a result of valuations received during the measurement period. Adjustments were made to the provisional amounts disclosed in the September 30, 2014 condensed, consolidated interim unaudited financial statements for the recognition and measurement of intangible assets, contingent consideration, accounts receivable, other assets, and accrued expenses and other liabilities.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The Company updated the previously reported allocation of purchase price as of September 30, 2014 for the measurement period adjustments that are reflected in the table below:

	As of September 30, 2014 (Unaudited)	Measurement Period Adjustment	As of December 31, 2014
Assets acquired and goodwill:
Goodwill (1)	$50,249	$(17,821)	$32,428
Other intangible assets (2)	—	16,291	16,291
Other assets
Fixed assets (3)	12,680	—	12,680
Accounts receivable (4)	24,050	105	24,155
Other (4)	1,224	(122)	1,102
Total other assets	37,954	(17)	37,937
Total assets acquired and goodwill	88,203	(1,547)	86,656

Liabilities assumed and contingent consideration:
Other liabilities
Accrued expenses and other (4)	26,108	772	26,880
Contingent consideration (5)	33,739	(1,530)	32,209
Total other liabilities	59,847	(758)	59,089
Total liabilities assumed and contingent consideration	$59,847	$(758)	$59,089

(1) Goodwill

Goodwill is calculated as the excess of the purchase price over the net assets recognized and represents the future economic benefits arising from other assets acquired and liabilities assumed that could not be individually identified (Level 3). Total goodwill resulting from the acquisition, in the amount of $32,428, is allocated to the Retirement Services segment. No portion of goodwill is expected to be deductible for tax purposes.

(2) Other Intangible Assets

Other intangible assets include customer relationships and non-competition intangible assets. The fair value of the customer relationships intangible asset was determined using the excess earnings method under the income approach (Level 3). This valuation method is based on first forecasting revenue for the existing customer base and then applying expected attrition rates. The operating cash flows are calculated by determining the cost required to generate revenue from the existing customer base. Key assumptions include projections of revenues generated from existing customers which includes an estimated rate of attrition, projections of operating expenses, and a discount rate of 14%.

The fair value of the non-competition intangible asset was determined using the with and without method under the income approach (Level 3). The premise associated with this valuation approach is that the value of an asset is represented by the differences in the subject business’ cash flows under scenarios where a) the asset is present and is used in operations; and b) the asset is absent and not used in operations. Such differences may arise due to additional revenue and/or cost savings associated with having the asset in place. Cash flow differentials are then discounted to present value to arrive at an estimate of fair value for the asset. Key assumptions include projected cash flows with the non-competition agreement in place, projected cash flows without the non-competition agreement in place, the expected time period under which the cash flow differences would occur, the probability of competition and success and a discount rate of 14%.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

(3) Fixed Assets

The fair value of property, plant and equipment and software was determined using a cost approach and a market approach (Level 2). The cost approach is based on current replacement cost and/or reproduction costs of the assets as new less depreciation attributable to physical, functional and economic factors. The market approach is based on market data for similar assets.

(4) Accounts receivable, other assets and accrued expenses and other liabilities

Accounts receivable, other assets and accrued expenses and other liabilities are current assets and liabilities that are generally carried at fair value which is approximated from the carrying value (Level 2).

(5) Contingent consideration

In addition to the cash paid during 2014, the Company is obligated to make an additional earnout payment based on the retention of aggregated revenue, as defined in the Purchase and Sale Agreement, 24 months after the close date. As such, the remaining earnout payment is due on August 29, 2016. The potential undiscounted amount of the earnout payment that the Company could be required to make under the contingent consideration arrangement is between zero and $50,000. The fair value of the contingent consideration of $32,209 was estimated by a discounted cash flow model (Level 3) which calculates the present value of a probability-weighted earnout using a discount rate of 3%.

Contingencies

At the date of the acquisition, RPS was the named defendant in four pending lawsuits. Per the terms of the acquisition, the Company is indemnified from any and all losses incurred in conjunction with the pending lawsuits. Due to the Company’s limited involvement with the pending legal proceedings, it is unable to make an estimate of the possible loss and related indemnity associated with these claims.

Revenues and earnings of the acquiree

From date of acquisition to December 31, 2014, RPS contributed $54,267 in revenue and $3,416 in net loss. These amounts are included in the consolidated statements of income for the year ended December 31, 2014.

Costs related to acquisition

The Company incurred $2,859 of acquisition costs for the year ended December 31, 2014. Such costs have been expensed as incurred and are included in general insurance expenses.

Pro-forma information

Supplementary pro-forma revenues and net earnings for the combined entity, as though the acquisition date for this business combination had been as of January 1, 2014, 2013 and 2012, respectively, have not been included as it is impracticable since historical records are not available.

3.  Application of Recent Accounting Pronouncements

Future adoption of new accounting pronouncements

In January 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-01 Investments-Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Qualified Affordable Housing Projects (“ASU No. 2014-01”). ASU No. 2014-01 permits reporting entities to make an accounting election to account for their investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. A reporting entity that uses the effective yield method to account for its investments in qualified affordable housing projects before the date of adoption may continue to apply the effective yield method for those pre-existing investments. ASU 2014-01 is effective for public business entities for annual periods and interim reporting periods within those annual periods,

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

beginning after December 15, 2014. The Company currently uses the effective yield method for its investments in qualified affordable housing projects. As such, the Company does not expect the adoption of this ASU to have a material effect on the Company’s financial position or results of operations.

In May 2014, the FASB issued ASU No. 2014-09 Revenue from Contracts with Customers (Topic 606) (“ASU No. 2014-09”). The update outlines a comprehensive model for accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. While the update does not apply to insurance contracts within the scope of Topic 944, it does apply to other fee income earned by the Company which includes fees from assets under management, assets under administration, shareholder servicing, administration and record-keeping services and investment advisory services. The core principle of the model requires that an entity should recognize revenue for the transfer of goods or services equal to the amount that it expects to be entitled to receive for those goods or services. The update also requires increased disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts. In adopting ASU No. 2014-09, the Company may use either a full retrospective or a modified retrospective approach. The update is effective for public business entities for interim and annual periods beginning after December 15, 2016. Early adoption is not permitted. The Company is currently evaluating the impact of this update on its financial statements.

In June 2014, the FASB issued ASU No. 2014-11 Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU No. 2014-11”). ASU No. 2014-11 amends the accounting for entities that enter into repurchase-to-maturity transactions and repurchase agreements executed as repurchase financings. ASU No. 2014-11 requires new footnote disclosures for repurchase agreements and securities lending transactions accounted for as secured borrowings. The accounting changes in ASU 2014-11 are effective for public business entities for the first interim or annual period beginning after December 15, 2014. The disclosure for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions accounted for as secured borrowings is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The Company is currently evaluating the impact of this update on its financial statements.

In August 2014, the FASB issued ASU 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (Subtopic 205-40). The update will require management to evaluate whether there is substantial doubt about the Company’s ability to continue as a going concern. If there is substantial doubt about the Company’s ability to continue as a going concern, the Company will be required to disclose that fact, along with managements’ evaluation of the effectiveness of its plan to alleviate that doubt. The update defines substantial doubt as when it is probable that the Company will be unable to meet its obligations as they become due within one year of the date the financial statements are issued. The assessment and disclosure requirements, if applicable, will be required quarterly. The update is effective for the annual period ending after December 15, 2016, and for interim and annual periods thereafter. The Company does not expect this update to have an impact on the Company’s financial statements.

In November 2014, the FASB issued ASU 2014-17, Pushdown Accounting (Topic 805). The update gives an acquired entity the option of applying pushdown accounting in its stand-alone financial statements when a change in control occurs. The update is effective immediately and will apply to business combinations executed by the Company after November 18, 2014.

In February 2015, the FASB issued ASU 2015-02, Amendments to the Consolidation Analysis (Topic 810). The update primarily amends the criteria used to evaluate whether certain variable interest entities should be consolidated. The update also modifies the criteria used to determine whether partnerships and similar entities are variable interest entities. The update is effective for interim and annual periods beginning after December 15, 2016 with early adoption permitted, including in the interim periods. The Company is currently evaluating the impact of this update on its financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

4.  Related Party Transactions

In the normal course of its business, the Company enters into reinsurance agreements with related parties. Included in the consolidated balance sheets are the following amounts related to reinsurance ceded to and assumed from related parties:

	December 31,
	2014	2013
Reinsurance receivable	$529,921	$502,471
Future policy benefits	1,812,077	1,887,182

Included in the consolidated statements of income are the following related party amounts:

	Year Ended December 31,
	2014	2013	2012
Premium income, net of related party premiums ceded of $13,901, $(30,114) and $18,112	$71,453	$137,785	$85,873
Life and other policy benefits, net of reinsurance recoveries of $4,594, $(536) and $12,562	209,102	216,809	215,880
Decrease in future policy benefits	(46,915)	(2,556)	(39,439)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

In the normal course of business the Company enters into agreements with related parties whereby it provides and/or receives record-keeping services, investment advisory services, and tax-related services, as well as corporate support services which include general and administrative services, information technology services, and marketing services. The following table presents revenue, expenses incurred and expense reimbursement from related parties for services provided and/or received pursuant to these service agreements. These amounts, in accordance with the terms of the contracts, are based upon market price, estimated costs incurred or resources expended as determined by number of policies, number of participants, certificates in-force, administered assets or other similar drivers.

		Year Ended December 31,			Financial statement line
Description	Related party	2014	2013	2012
Provides corporate support service	The Canada Life Assurance Company (“CLAC”) (1), Great-West Life Assurance Company (“Great-West Life”) (1), MAM Holding Inc. (1) and Putnam (2)	$(2,055)	$(1,971)	$(1,698)	General insurance expense
Receives corporate support services	CLAC (1), Great-West Life (1) and Putnam (2)	4,053	2,556	2,610	General insurance expense
Provides investment advisory and administrative services to U.S. branches of Lifeco insurance subsidiaries	CLAC (1) and Great-West Life (1)	1,803	2,586	2,929	Net investment income
Provides investment advisory and administrative services to Canadian subsidiaries of of Lifeco	CLAC (1), Great-West Life (1) and London Life Financial Corporation (“London Life”) (1)	3,912	4,487	4,841	Fee income
Provides record-keeping services	CLAC (1) and Putnam (2)	13,956	10,625	7,677	Fee income
Provides U.S. tax services	London Life (1), LRG (US) Inc. (1), Putnam (2), Thomas H. Lee Partners L.P. (1) and CLAC (1)	(402)	(361)	(352)	General insurance expense
Receives reimbursement from tax sharing indemnification related to state and local tax liabilities	Putnam (2)	7,506	—	—	Other revenue
		—	8,114	6,206	Fee income
Received internally developed internal use software	Putnam (2)	1,008	—	—	Other assets

(1) An indirect wholly-owned subsidiary of Lifeco
(2) A wholly-owned subsidiary of Lifeco U.S.

The following table summarizes amounts due from parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2014	2013
GWL&A Financial	On account	On demand	$32,572	$23,396
Lifeco U.S.	On account	On demand	13,369	64,786
Other related party receivables	On account	On demand	1,252	2,875
Total			$47,193	$91,057

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following table summarizes amounts due to parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2014	2013
GWL&A Financial (1)	Surplus note	November 2034	$194,446	$194,418
GWL&A Financial (2)	Surplus note	May 2046	333,400	333,400
GWL&A Financial	Note interest	May 2014	4,701	4,701
Putnam	On account	On demand	7,257	—
CLAC	On account	On demand	3,986	6,038
Great-West Life	On account	On demand	1,739	1,514
London Life	On account	On demand	1,737	1,722
Total			$547,266	$541,793

(1) A note payable to GWL&A Financial was issued as a surplus note on November 15, 2004, with a face amount of $195,000 and carrying amounts of $194,446 and $194,418 at December 31, 2014 and 2013, respectively.  The surplus note bears interest at the rate of 6.675% per annum, payable in arrears each May and November.  The note matures on November 14, 2034.
(2) A note payable to GWL&A Financial was issued as a surplus note on May 19, 2006, with a face amount and carrying amount of $333,400.  The surplus note bears interest initially at the rate of 7.203% per annum, payable in arrears each May and November until May 16, 2016.  After May 16, 2016, the surplus note bears an interest rate of 2.588% plus the then-current three-month London Interbank Offering Rate (“LIBOR”).  The surplus note is redeemable by the Company at the principal amount plus any accrued and unpaid interest after May 16, 2016.  The note matures on May 16, 2046.

Payments of principal and interest under the surplus notes shall be made only out of surplus funds of the Company and only with prior written approval of the Commissioner of Insurance of the State of Colorado when the Commissioner of Insurance is satisfied that the financial condition of the Company warrants such action pursuant to applicable Colorado law.  Payments of principal and interest on the surplus notes are payable only if at the time of such payment and after giving effect to the making thereof, the Company’s surplus would not fall below 2.5 times the authorized control level as required by the most recent risk-based capital calculations.

Interest expense attributable to these related party debt obligations was $37,059 for the years ended December 31, 2014, 2013 and 2012. Included in other liabilities on the consolidated balance sheets at December 31, 2014 and 2013 is $4,701 of interest payable attributable to these related party debt obligations.

The Company’s wholly owned subsidiary Great-West Life & Annuity Insurance Company of South Carolina (“GWSC”) and CLAC are parties to a reinsurance agreement pursuant to which GWSC assumes term life insurance from CLAC.  GWL&A Financial obtained two letters of credit for the benefit of the Company as collateral under the GWSC and CLAC reinsurance agreement for policy liabilities and capital support.  The first letter of credit is for $1,168,800 and renews annually until it expires on July 3, 2027.  The second letter of credit is for $70,000 and renews annually until it expires on December 31, 2017. At December 31, 2014 and 2013 there were no outstanding amounts related to the letters of credit.

Included within reinsurance receivable in the consolidated balance sheets are $522,180 and $495,140 of funds withheld assets as of December 31, 2014 and 2013, respectively.  CLAC pays the Company, on a quarterly basis, interest on the funds withheld balance at a rate of 4.55% per annum. The interest income, in the amount of $21,295, $20,876 and $19,382, is included in net investment income for the years ended December 31, 2014, 2013 and 2012, respectively.

A subsidiary of the Company, Great-West Capital Management, LLC, serves as a Registered Investment Advisor to Great-West Funds, Inc., an affiliated open-end management investment company, to several affiliated insurance company separate accounts and to Great-West Trust Company, LLC, an affiliated trust company. Great-West Trust Company, LLC, serves as trustee to several collective investment trusts.  Included in fee income on the consolidated statements of income are $126,726, $107,854 and $84,137 of advisory, management and trustee fee income from these affiliated entities for the years ended December 31, 2014, 2013 and 2012, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds.  The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company.  During the years ended December 31, 2014, 2013 and 2012, these purchases totaled $132,961, $198,107 and $131,593, respectively.  As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $343,471 and $333,074 at December 31, 2014 and 2013, respectively, to eliminate these amounts in its consolidated balance sheets at those dates.

On January 1, 2013, the Company terminated its reinsurance agreement with its affiliate, CLAC, pursuant to which it had ceded certain participating life business on a coinsurance basis.

The Company recorded, at fair value, the following on January 1, 2013, in its consolidated balance sheet in connection with the termination of the reinsurance agreement:

Assets		Liabilities
Fixed maturities, available-for-sale	$44,104	Undistributed earnings on participating business	$4,781
Policy loans	6,468	Due to parent and affiliates	3,841
Reinsurance receivable	(42,297)
Investment income due and accrued	347
Total	$8,622	Total	$8,622

The Company recorded the following on January 1, 2013, in its consolidated statement of income in connection with the termination of the reinsurance agreement:

Premium income	$42,297
Other revenue	7,355
Total	49,652

Increase in future policy benefits	41,297
Dividends to policyholders	1,000
Total	42,297

Participating policyholders’ net income before income taxes	7,355
Income tax expense	2,574
Participating policyholders’ income	4,781

Provision for policyholders’ share of earnings on participating business	4,781
Net income available to shareholder	$—

In 2013, the Company performed its regular review of the investment portfolios.  As a result of that review, on December 1, 2013, the Company transferred $3,862 of cash and two mortgages with a market value of $28,959 to CLAC in exchange for four fixed maturity investments with a market value of $32,821.  As a result of the transaction, the Company recognized realized investment loss of $1,041.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

5.  Summary of Investments

The following tables summarize fixed maturity investments classified as available-for-sale and the non-credit-related component of OTTI in AOCI:

	December 31, 2014
	Amortized	Gross unrealized	Gross unrealized	Estimated fair value	OTTI (gain) loss
Fixed maturities:	cost	gains	losses	and carrying value	included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$3,478,153	$70,597	$1,494	$3,547,256	$—
Obligations of U.S. states and their subdivisions	1,885,715	287,668	899	2,172,484	—
Foreign government securities	2,455	—	4	2,451	—
Corporate debt securities (2)	11,258,517	763,036	82,104	11,939,449	(2,228)
Asset-backed securities	1,263,089	149,152	13,702	1,398,539	(96,603)
Residential mortgage-backed securities	167,793	7,368	1,932	173,229	(185)
Commercial mortgage-backed securities	886,748	32,556	1,099	918,205	—
Collateralized debt obligations	10,674	—	209	10,465	—
Total fixed maturities	$18,953,144	$1,310,377	$101,443	$20,162,078	$(99,016)

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses.  OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities with previous non-credit impairment. The non-credit loss component of OTTI (gain) loss was in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.
(2) Includes perpetual debt investments with amortized cost of $157,742 and estimated fair value of $131,799.

	December 31, 2013
	Amortized	Gross unrealized	Gross unrealized	Estimated fair value	OTTI (gain) loss
Fixed maturities:	cost	gains	losses	and carrying value	included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$3,044,185	$43,827	$23,373	$3,064,639	$—
Obligations of U.S. states and their subdivisions	1,763,797	196,742	16,952	1,943,587	—
Foreign government securities	2,617	—	14	2,603	—
Corporate debt securities (2)	10,454,252	568,261	223,532	10,798,981	(2,553)
Asset-backed securities	1,553,510	131,277	29,150	1,655,637	(98,502)
Residential mortgage-backed securities	244,723	8,335	3,473	249,585	(129)
Commercial mortgage-backed securities	731,688	21,951	11,515	742,124	—
Collateralized debt obligations	12,587	14	213	12,388	—
Total fixed maturities	$17,807,359	$970,407	$308,222	$18,469,544	$(101,184)

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses.  OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities with previous non-credit impairment. The non-credit loss component of OTTI (gain) loss was in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.
(2) Includes perpetual debt investments with amortized cost of $172,054 and estimated fair value of $143,644.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

See Note 8 for additional discussion regarding fair value measurements.

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale, based on estimated cash flows, are shown in the table below.  Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2014
	Amortized cost	Estimated fair value
Maturing in one year or less	$567,095	$595,521
Maturing after one year through five years	3,583,929	3,887,276
Maturing after five years through ten years	4,098,780	4,331,464
Maturing after ten years	5,203,246	5,636,566
Mortgage-backed and asset-backed securities	5,500,094	5,711,251
Total fixed maturities	$18,953,144	$20,162,078

Mortgage-backed (commercial and residential) and asset-backed securities include those issued by U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities classified as available-for-sale:

	Year Ended December 31,
	2014	2013	2012
Proceeds from sales	$2,705,999	$2,518,568	$2,697,809
Gross realized gains from sales	47,852	71,758	113,984
Gross realized losses from sales	1,229	27,792	4,371

Included in net investment income are unrealized gains (losses) of $3,119, $(9,447) and $(634) on held for trading fixed maturity investments still held at December 31, 2014, 2013 and 2012, respectively.

Mortgage loans on real estate - The following table summarizes the carrying value of the mortgage loan portfolio by component:

	December 31, 2014	December 31, 2013
Principal	$3,356,374	$3,124,626
Unamortized premium (discount) and fees, net	10,086	12,519
Mortgage provision allowance	(2,890)	(2,890)
Total mortgage loans	$3,363,570	$3,134,255

The recorded investment of the mortgage loan portfolio categorized as performing was $3,366,460 and $3,137,145 as of December 31, 2014 and 2013, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following table summarizes activity in the mortgage provision allowance:

	Year Ended December 31,
	2014	2013	2012
	Commercial mortgages	Commercial mortgages	Commercial mortgages
Beginning balance	$2,890	$2,890	$21,130
Provision increases	—	273	1,067
Charge-off	—	(273)	(992)
Recovery	—	—	(75)
Provision decreases	—	—	(18,240)
Ending balance	$2,890	$2,890	$2,890

Allowance ending balance by basis of impairment method:
Collectively evaluated for impairment	$2,890	$2,890	$2,890

Recorded investment balance in the mortgage loan portfolio, gross of allowance, by basis of impairment method:	$3,366,460	$3,137,145	$2,884,648
Individually evaluated for impairment	12,986	13,906	14,970
Collectively evaluated for impairment	3,353,474	3,123,239	2,869,678

Limited partnership and other corporation interests - At December 31, 2014 and 2013, the Company had $49,421 and $79,236, respectively, invested in limited partnership and other corporation interests.  Included in limited partnership interests are investments in low-income housing partnerships (“LIHLP”) that qualify for federal and state tax credits and ownership interests in pooled investment funds.

The Company has determined each investment in LIHLP to be considered a VIE but consolidation was not required because the Company has no power through voting rights or similar rights to direct the activities that most significantly impact the entities’ economic performance. As a 99% limited partner in various upper-tier LIHLPs, the Company expects to receive the tax credits allocated to the partnership and operating losses from depreciation and interest expense.  The general partner is most closely involved in the development and management of the LIHLP project and has a small ownership of the partnership.

The carrying value and maximum exposure to loss in relation to the activities of the VIEs was $7,464 and $31,563 at December 31, 2014 and 2013, respectively.

Special deposits and securities lending - The Company had securities on deposit with government authorities as required by certain insurance laws with fair values of $14,612 and $14,072 at December 31, 2014 and 2013, respectively.

The Company participates in a securities lending program whereby securities are loaned to third parties.  Securities with a cost or amortized cost of $15,252 and $28,178 and estimated fair values of $15,423 and $27,166 were on loan under the program at December 31, 2014 and 2013, respectively.  The Company received cash of $13,741 and $18,534 and securities with a fair value of $2,131 and $9,424 as collateral at December 31, 2014 and 2013, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

Unrealized losses on fixed maturity investments classified as available-for-sale - The following tables summarize unrealized investment losses, including the non-credit-related portion of OTTI losses reported in AOCI, by class of investment:

	December 31, 2014
	Less than twelve months		Twelve months or longer		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
Fixed maturities:	fair value	loss and OTTI	fair value	loss and OTTI	fair value	loss and OTTI
U.S. government direct obligations and U.S. agencies	$566,335	$503	$74,322	$991	$640,657	$1,494
Obligations of U.S. states and their subdivisions	18,280	218	41,064	681	59,344	899
Foreign government securities	2,451	4	—	—	2,451	4
Corporate debt securities	836,263	16,775	764,528	65,329	1,600,791	82,104
Asset-backed securities	88,312	849	200,072	12,853	288,384	13,702
Residential mortgage-backed securities	4,663	11	24,052	1,921	28,715	1,932
Commercial mortgage-backed securities	35,015	127	57,333	972	92,348	1,099
Collateralized debt obligations	10,465	209	—	—	10,465	209
Total fixed maturities	$1,561,784	$18,696	$1,161,371	$82,747	$2,723,155	$101,443
Total number of securities in an unrealized loss position		134		153		287

	December 31, 2013
	Less than twelve months		Twelve months or longer		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
Fixed maturities:	fair value	loss and OTTI	fair value	loss and OTTI	fair value	loss and OTTI
U.S. government direct obligations and U.S. agencies	$2,399,373	$23,156	$5,192	$217	$2,404,565	$23,373
Obligations of U.S. states and their subdivisions	214,979	16,713	837	239	215,816	16,952
Foreign government securities	2,603	14	—	—	2,603	14
Corporate debt securities	2,632,093	144,367	511,376	79,165	3,143,469	223,532
Asset-backed securities	305,377	12,763	305,740	16,387	611,117	29,150
Residential mortgage-backed securities	32,131	3,454	1,011	19	33,142	3,473
Commercial mortgage-backed securities	177,395	6,703	48,825	4,812	226,220	11,515
Collateralized debt obligations	—	—	12,356	213	12,356	213
Total fixed maturities	$5,763,951	$207,170	$885,337	$101,052	$6,649,288	$308,222
Total number of securities in an unrealized loss position		458		109		567

Fixed maturity investments - Total unrealized losses and OTTI decreased by $206,779, or 67%, from December 31, 2013 to December 31, 2014.  The majority, or $188,474, of the decrease was in the less than twelve months category. The decrease in unrealized losses was across all asset classes and reflects lower interest rates at December 31, 2014 compared to December 31, 2013.

Total unrealized losses greater than twelve months decreased by $18,305 from December 31, 2013 to December 31, 2014.  Corporate debt securities account for 79%, or $65,329, of the unrealized losses and OTTI greater than twelve months at December 31, 2014. Non-investment grade corporate debt securities account for $9,921 of the unrealized losses and OTTI greater than twelve months and $8,899 of the losses are on perpetual debt investments issued by investment grade rated banks in the United Kingdom. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in earnings.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

Asset-backed securities account for 16% of the unrealized losses and OTTI greater than twelve months at December 31, 2014.  The present value of the cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in earnings.

Other-than-temporary impairment recognition - The OTTI on fixed maturity securities where the loss portion is bifurcated and the credit related component is recognized in realized investment gains (losses) is summarized as follows:

	Year Ended December 31,
	2014	2013	2012
Beginning balance	$167,961	$167,788	$186,999
Additions:
Initial impairments - credit loss on securities not previously impaired	—	—	4,429
Credit loss recognized on securities previously impaired	—	173	—
Reductions:
Due to sales, maturities, or payoffs during the period	(646)	—	(23,640)
Due to increases in cash flows expected to be collected that are recognized over the remaining life of the security	(47,783)	—	—
Ending balance	$119,532	$167,961	$167,788

Net Investment Income

The following table summarizes net investment income:

	Year Ended December 31,
	2014	2013	2012
Investment income:
Fixed maturity and short-term investments	$816,907	$766,367	$808,215
Mortgage loans on real estate	149,497	147,944	138,411
Policy loans	207,013	206,718	213,300
Limited partnership interests	9,128	9,131	7,566
Net interest on funds withheld balances under reinsurance agreements, related party	21,295	20,876	19,382
Derivative instruments (1)	39,533	(44,610)	16,008
Other	5,008	3,321	5,222
	1,248,381	1,109,747	1,208,104
Investment expenses	(19,993)	(18,358)	(16,553)
Net investment income	$1,228,388	$1,091,389	$1,191,551

(1) Includes gains (losses) on the hedged asset for fair value hedges.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

Realized Investment Gains (Losses)

The following table summarizes realized investment gains (losses):

	Year Ended December 31,
	2014	2013	2012
Realized investment gains (losses):
Fixed maturity and short-term investments	$54,219	$37,312	$105,675
Derivative instruments	90,504	(62,077)	(10,221)
Mortgage loans on real estate	6,857	10,895	21,471
Other	(4,209)	(266)	(208)
Realized investment gains (losses)	$147,371	$(14,136)	$116,717

Included in net investment income and realized investment gains (losses) are amounts allocable to the participating fund account.  This allocation is based upon the activity in a specific block of investments that are segmented for the benefit of the participating fund account.

6.  Derivative Financial Instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master agreements or Master Securities Forward Transaction Agreements (“MSFTA”) with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration or termination of the agreement.

The ISDA master agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold.  The MSFTA contain provisions which do not stipulate a threshold for default and only apply to debt obligations between the Company and the specific counterparty. The aggregate fair value, inclusive of accrued income and expense, of derivative instruments with credit-risk-related contingent features that were in a net liability position was $141,653 and $167,743 as of December 31, 2014 and 2013, respectively.  The Company had pledged collateral related to these derivatives of $106,110 and $143,540 as of December 31, 2014 and 2013, respectively, in the normal course of business.  If the credit-risk-related contingent features were triggered on December 31, 2014, the fair value of assets that could be required to settle the derivatives in a net liability position was $35,543.

At December 31, 2014 and 2013, the Company had pledged $106,110 and $143,710, respectively, of unrestricted cash collateral to counterparties in the normal course of business.

At December 31, 2014, the Company estimated $8,500 of net derivative gains related to cash flow hedges included in AOCI will be reclassified into net income within the next twelve months. Gains and losses included in AOCI are reclassified into net income when the hedged item affects earnings.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

Types of derivative instruments and derivative strategies

Interest rate contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt securities from a floating rate to a fixed rate.  Interest rate futures are used to manage the interest rate risks of forecasted acquisitions of fixed rate maturity investments.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Fair value hedges

Interest rate swap agreements are used to convert the interest rate on certain debt securities from a fixed rate to a floating rate to manage the interest rate risk of the change in the fair value of certain fixed rate maturity investments.

Not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is not elected.  These derivative instruments include:  exchange-traded interest rate swap futures, OTC interest rate swaptions, OTC interest rate swaps, exchange-traded Eurodollar interest rate futures and treasury interest rate futures.  Certain of the Company’s OTC derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk.  These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders and manage interest rate risks of forecasted acquisitions of fixed rate maturity investments and forecasted liability pricing.

Cross-currency contracts

Cross-currency swaps are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars.  The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars.  Cross-currency swaps may be designated as cash flow hedges; however, hedge accounting is not always elected.

Equity contracts

Futures on equity indices are used to reduce the Company’s exposure to equity market risks; however, hedge accounting is not elected.  The Company is hedging the risk of declining equity market values having an adverse effect on fee income collected on equity funds. The Company also uses futures on equity indices to offset changes in guaranteed minimum withdrawal benefit liabilities.

Other contracts

The Company uses forward settling TBA securities to gain exposure to the investment risk and return of agency mortgage-backed securities (pass-throughs).  These transactions enhance the return on the Company’s investment portfolio and provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual agency mortgage-backed pools.  As the Company does not regularly accept delivery of such securities, they are accounted for as derivatives but hedge accounting is not elected.  These transactions are disclosed as Other forward contracts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following tables summarize derivative financial instruments:

	December 31, 2014
		Net derivatives	Asset derivatives	Liability derivatives
	Notional amount	Fair value (1)	Fair value (1)	Fair value (1)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$184,200	$17,746	$17,746	$—
Cross-currency swaps	174,245	2,322	5,143	2,821
Total cash flow hedges	358,445	20,068	22,889	2,821

Fair value hedges:
Interest rate swaps	78,000	1,506	1,637	131
Total fair value hedges	78,000	1,506	1,637	131

Total derivatives designated as hedges	436,445	21,574	24,526	2,952

Derivatives not designated as hedges:
Interest rate swaps	128,100	4,402	6,246	1,844
Futures on equity indices	5,505	—	—	—
Interest rate futures	17,958	—	—	—
Interest rate swaptions	293,964	271	271	—
Cross-currency swaps	662,935	(127,230)	4,561	131,791
Total derivatives not designated as hedges	1,108,462	(122,557)	11,078	133,635
Total derivative financial instruments	$1,544,907	$(100,983)	$35,604	$136,587

(1) The estimated fair value excludes accrued income and expense. The estimated fair value of all derivatives in an asset position is reported within other assets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	December 31, 2013
		Net derivatives	Asset derivatives	Liability derivatives
	Notional amount	Fair value (1)	Fair value (1)	Fair value (1)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$184,200	$13,829	$13,829	$—
Cross-currency swaps	102,545	(7,843)	—	7,843
Total cash flow hedges	286,745	5,986	13,829	7,843

Fair value hedges:
Interest rate swaps	78,000	4,951	5,098	147
Total fair value hedges	78,000	4,951	5,098	147

Total derivatives designated as hedges	364,745	10,937	18,927	7,990

Derivatives not designated as hedges:
Interest rate swaps	55,600	(2,038)	1,454	3,492
Futures on equity indices	3,483	—	—	—
Interest rate futures	16,233	—	—	—
Interest rate swaptions	494,774	1,176	1,176	—
Cross-currency swaps	557,676	(154,340)	1,921	156,261
Total derivatives not designated as hedges	1,127,766	(155,202)	4,551	159,753
Total derivative financial instruments	$1,492,511	$(144,265)	$23,478	$167,743

(1) The estimated fair value excludes accrued income and expense. The estimated fair value of all derivatives in an asset position is reported within other assets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

Notional amounts are used to express the extent of the Company’s involvement in derivative transactions and represent a standard measurement of the volume of its derivative activity.  Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received. The average notional outstanding during the year ended December 31, 2014 was $340,262, $732,581, $21,702, $407,552, and $4,217,408 for interest rate swaps, cross-currency swaps, futures, swaptions and other forward contracts, respectively. The average notional outstanding during the year ended December 31, 2013 was $351,579, $608,787, $46,564, $606,374, and $3,543,173 for interest rate swaps, cross-currency swaps, futures, swaptions and other forward contracts, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following tables present the effect of derivative instruments in the consolidated statement of income reported by cash flow hedges, fair value hedges and economic hedges:

	Gain (loss) recognized in OCI on derivatives (Effective portion)			Gain (loss) reclassified from OCI into net income (Effective portion)
	Year Ended December 31,			Year Ended December 31,
	2014	2013	2012	2014	2013	2012
Cash flow hedges:
Interest rate swaps	$9,096	$(12,285)	$5,220	$7,462	$5,067	$2,856	(A)
Cross-currency swaps	11,041	15,387	(24,101)	1,030	—	—	(A)
Cross-currency swaps	—	—	—	(154)	—	—	(B)
Interest rate futures	—	—	—	70	63	63	(A)
Total cash flow hedges	$20,137	$3,102	$(18,881)	$8,408	$5,130	$2,919

(A) Net investment income.
(B) Represents realized gains (losses) on closed positions recorded in realized investment gains (losses), net.

	Gain (loss) on derivatives recognized in net income				Gain (loss) on hedged assets recognized in net income
	Year Ended December 31,				Year Ended December 31,
	2014	2013	2012		2014	2013	2012
Fair value hedges:
Interest rate swaps	$(3,444)	$6,342	$(380)	(A)	$—	$—	$—
Interest rate swaps	—	1,909	—	(B)	—	—	—
Items hedged in interest rate swaps	—	—	—		3,439	(5,308)	380	(A)
Items hedged in interest rate swaps	—	—	—		—	(2,943)	—	(B)
Total fair value hedges (1)	$(3,444)	$8,251	$(380)		$3,439	$(8,251)	$380

(1) Hedge ineffectiveness of ($5), zero and zero was recognized during the year ended December 31, 2014, 2013 and 2012, respectively.
(A) Net investment income.
(B) Represents realized gains (losses) on closed positions recorded in realized investment gains (losses), net.

	Gain (loss) on derivatives recognized in net income
	Year Ended December 31,
	2014		2013		2012
Derivatives not designated as hedging instruments:
Futures on equity indices	$(41)	(A)	$(97)	(A)	$2	(A)
Futures on equity indices	(534)	(B)	(3,396)	(B)	(774)	(B)
Interest rate swaps	6,508	(A)	(3,668)	(A)	8,620	(A)
Interest rate swaps	—	(B)	(622)	(B)	(4,979)	(B)
Interest rate futures	(51)	(A)	(458)	(A)	164	(A)
Interest rate futures	305	(B)	303	(B)	(2,641)	(B)
Interest rate swaptions	2,424	(A)	3,241	(A)	862	(A)
Interest rate swaptions	(3,578)	(B)	(2,828)	(B)	(1,827)	(B)
Other forward contracts	94,465	(B)	(57,442)	(B)	—	(B)
Cross-currency swaps	24,588	(A)	(50,111)	(A)	—	(A)
Total derivatives not designated as hedging instruments	$124,086		$(115,078)		$(573)

(A) Net investment income.
(B) Represents realized gains (losses) on closed positions recorded in realized investment gains (losses), net.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

7.  Summary of Offsetting Assets and Liabilities

The Company enters into derivative transactions with several approved counterparties. The Company’s derivative transactions are generally governed by ISDA or MSFTA Master Agreements which provide for legally enforceable set-off and close-out netting in the event of default or bankruptcy of the Company’s counterparties.  The Company’s ISDA and MSFTA Master Agreements generally include provisions which require both the pledging and accepting of collateral in connection with its derivative transactions. These provisions have the effect of securing each party’s position to the extent of collateral held.  The following tables summarize the effect of master netting arrangements on the Company’s financial position in the normal course of business and in the event of default or bankruptcy of the Company’s counterparties:

	December 31, 2014
		Gross fair value not offset
		in balance sheets
	Gross fair value of	Financial	Cash collateral	Net
Financial instruments:	recognized assets/liabilities (1)	instruments	received/(pledged)	fair value
Derivative instruments (assets) (2)	$32,895	$(32,595)	$279	$21
Derivative instruments (liabilities) (3)	140,655	(32,595)	(105,929)	2,131

	December 31, 2013
		Gross fair value not offset
		in balance sheets
	Gross fair value of	Financial	Cash collateral	Net
Financial instruments:	recognized assets/liabilities (1)	instruments	received/(pledged)	fair value
Derivative instruments (assets) (2)	$25,250	$(25,023)	$—	$227
Derivative instruments (liabilities) (3)	171,387	(25,023)	(143,540)	2,824

(1) The gross fair value of derivative instruments are not netted against offsetting liabilities for presentation on the consolidated balance sheets.
(2) The estimated fair value of derivative instrument assets is reported in other assets in the consolidated balance sheets. Derivative transactions entered into under ISDA master agreements include income and expense accruals.
(3) The estimated fair value of derivative instrument liabilities is reported in other liabilities in the consolidated balance sheets. Derivative transactions entered into under ISDA master agreements include income and expense accruals.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

8.  Fair Value Measurements

Recurring fair value measurements

The following tables present the Company’s financial assets and liabilities carried at fair value on a recurring basis by fair value hierarchy category:

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2014
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$—	$3,547,256	$—	$3,547,256
Obligations of U.S. states and their subdivisions	—	2,172,484	—	2,172,484
Foreign government securities	—	2,451	—	2,451
Corporate debt securities	—	11,933,607	5,842	11,939,449
Asset-backed securities	—	1,398,503	36	1,398,539
Residential mortgage-backed securities	—	173,229	—	173,229
Commercial mortgage-backed securities	—	918,205	—	918,205
Collateralized debt obligations	—	10,465	—	10,465
Total fixed maturities available-for-sale	—	20,156,200	5,878	20,162,078
Fixed maturities held for trading:
U.S. government direct obligations and U.S. agencies	—	279,602	—	279,602
Corporate debt securities	—	57,850	—	57,850
Commercial mortgage-backed securities	—	1,091	—	1,091
Total fixed maturities held for trading	—	338,543	—	338,543
Short-term investments	156,935	106,566	—	263,501
Collateral under securities lending agreements	13,741	—	—	13,741
Collateral under derivative counterparty collateral agreements	106,901	—	—	106,901
Derivative instruments designated as hedges:
Interest rate swaps	—	19,383	—	19,383
Cross-currency swaps	—	5,143	—	5,143
Derivative instruments not designated as hedges:
Interest rate swaps	—	6,246	—	6,246
Interest rate swaptions	—	271	—	271
Cross-currency swaps	—	4,561	—	4,561
Total derivative instruments	—	35,604	—	35,604
Separate account assets	16,146,057	11,572,787		27,718,844
Total assets	$16,423,634	$32,209,700	$5,878	$48,639,212

Liabilities
Payable under securities lending agreements	$13,741	$—	$—	$13,741
Collateral under derivative counterparty collateral agreements	791	—	—	791
Derivative instruments designated as hedges:
Interest rate swaps	—	131	—	131
Cross-currency swaps	—	2,821	—	2,821
Derivative instruments not designated as hedges:
Interest rate swaps	—	1,844	—	1,844
Cross-currency swaps	—	131,791	—	131,791
Total derivative instruments	—	136,587	—	136,587
Separate account liabilities (1)	15	217,712	—	217,727
Total liabilities	$14,547	$354,299	$—	$368,846

(1) Includes only separate account instruments which are carried at the fair value of the underlying liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2013
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$—	$3,064,639	$—	$3,064,639
Obligations of U.S. states and their subdivisions	—	1,943,587	—	1,943,587
Foreign government securities	—	2,603	—	2,603
Corporate debt securities	—	10,792,329	6,652	10,798,981
Asset-backed securities	—	1,402,679	252,958	1,655,637
Residential mortgage-backed securities	—	249,585	—	249,585
Commercial mortgage-backed securities	—	742,124	—	742,124
Collateralized debt obligations	—	12,356	32	12,388
Total fixed maturities available-for-sale	—	18,209,902	259,642	18,469,544
Fixed maturities held for trading:
U.S. government direct obligations and U.S. agencies	—	236,000	—	236,000
Corporate debt securities	—	58,171	—	58,171
Asset-backed securities	—	40,858	—	40,858
Commercial mortgage-backed securities	—	1,026	—	1,026
Total fixed maturities held for trading	—	336,055	—	336,055
Short-term investments	254,378	39,909	—	294,287
Collateral under securities lending agreements	18,534	—	—	18,534
Collateral under derivative counterparty collateral agreements	143,710	—	—	143,710
Derivative instruments designated as hedges:
Interest rate swaps	—	18,927	—	18,927
Derivative instruments not designated as hedges:
Interest rate swaps	—	1,454	—	1,454
Interest rate swaptions	—	1,176	—	1,176
Cross-currency swaps	—	1,921	—	1,921
Total derivative instruments	—	23,478	—	23,478
Separate account assets	14,861,680	11,769,224	—	26,630,904
Total assets	$15,278,302	$30,378,568	$259,642	$45,916,512

Liabilities
Payable under securities lending agreements	$18,534	$—	$—	$18,534
Derivative instruments designated as hedges:
Interest rate swaps	—	147	—	147
Cross-currency swaps	—	7,843	—	7,843
Derivative instruments not designated as hedges:
Interest rate swaps	—	3,492	—	3,492
Cross-currency swaps	—	156,261	—	156,261
Total derivative instruments	—	167,743	—	167,743
Separate account liabilities (1)	2	166,325	—	166,327
Total liabilities	$18,536	$334,068	$—	$352,604
(1)  Includes only separate account instruments which are carried at the fair value of the underlying liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The methods and assumptions used to estimate the fair value of the Company’s financial assets and liabilities carried at fair value on a recurring basis are as follows:

Fixed maturity investments

The fair values for fixed maturity investments are based upon market prices from independent pricing services.  In cases where market prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Short-term investments and securities lending agreements

The amortized cost of short-term investments, collateral under securities lending agreements and payable under securities lending agreements is a reasonable estimate of fair value due to their short-term nature and high credit quality of the issuers.

Derivative counterparty collateral agreements

Included in other assets is cash collateral received from or pledged to derivative counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties.  The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

Included in other assets and other liabilities are derivative financial instruments. The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, interest rate swaps and interest rate swaptions, are the estimated amounts the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual fund, fixed maturity and short-term securities.  Mutual funds are recorded at net asset value, which approximates fair value, on a daily basis.  The fixed maturity and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the fixed maturity and short-term investments of the Company.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following tables present additional information about assets and liabilities measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Recurring Level 3 financial assets and liabilities
	Year Ended December 31, 2014
	Fixed maturities available-for-sale
	Corporate	Asset-backed	Collateralized
	debt securities	securities	debt obligations	Total
Balances, January 1, 2014	$6,652	$252,958	$32	$259,642
Realized and unrealized gains (losses) included in:
Net Income	—	—	(17)	(17)
Other comprehensive income (loss)	(178)	—	(15)	(193)
Settlements	(632)	(19)	—	(651)
Transfers out of Level 3 (1)	—	(252,903)	—	(252,903)
Balances, December 31, 2014	$5,842	$36	$—	$5,878
Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2014	$—	$—	$—	$—

(1) Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors and internal models.

	Recurring Level 3 financial assets and liabilities
	Year Ended December 31, 2013
	Fixed maturities available-for-sale
	Corporate	Asset-backed	Collateralized
	debt securities	securities	debt obligations	Total
Balances, January 1, 2013	$1,822	$265,538	$32	$267,392
Realized and unrealized gains (losses) included in:
Other comprehensive income (loss)	(240)	34,766	—	34,526
Settlements	(762)	(47,346)	—	(48,108)
Transfers into Level 3 (1)	5,832	—	—	5,832
Balances, December 31, 2013	$6,652	$252,958	$32	$259,642
Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2013	$—	$—	$—	$—

(1) Transfers into Level 3 are due primarily to decreased observability of inputs in valuation methodologies.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	Recurring Level 3 financial assets and liabilities
	Year Ended December 31, 2012
	Fixed maturities available-for-sale
	Corporate	Asset-backed	Collateralized	Separate
	debt securities	securities	debt obligations	accounts	Total
January 1, 2012	$36,496	$279,021	$22	$2,118	$317,657
Realized and unrealized gains (losses) included in:
Net income	(66)	—	—	(3,692)	(3,758)
Other comprehensive income (loss)	102	33,346	11	3,604	37,063
Sales	(1,598)	—	—	(1,997)	(3,595)
Settlements	(874)	(41,809)	(1)	(33)	(42,717)
Transfers out of Level 3 (1)	(32,238)	(5,020)	—	—	(37,258)
Balances, December 31, 2012	$1,822	$265,538	$32	$—	$267,392
Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2012	$—	$—	$—	$—	$—

(1) Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors and internal models.

The following table presents significant unobservable inputs used during the valuation of certain assets categorized within Level 3 of the recurring fair value measurements table:

	December 31, 2013
	Fair Value	Valuation Technique	Unobservable Input	Weighted Average
Fixed maturities available-for-sale:
Asset-backed securities (1)	$252,902	Internal model pricing	Prepayment speed assumption	9
			Constant default rate assumption	5
			Adjusted ABX Index spread assumption (2)	455

(1)  Includes home improvement loans only.
(2)  Includes an internally calculated liquidity premium adjustment of 217.

At December 31, 2013, after adjusting the ABX Index spread assumption by the liquidity premium, the overall discount rate ranged from 327 to 647 basis points.  The constant default rate assumption ranged from 2.0 to 12.9.

The significant unobservable inputs used in the fair value measurement of asset-backed securities are prepayment speed assumptions, constant default rate assumptions and the ABX Index spread adjusted by an internally calculated liquidity premium with the primary inputs being the constant default rate assumption and the adjusted ABX Index spread assumption.  As the constant default rate assumption or the adjusted ABX Index spread assumption increases, the price and therefore, the fair value, of the securities decreases.

Non-recurring fair value measurements - Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables above. The Company held $9,242 and zero of adjusted cost basis limited partnership interests which were impaired at December 31, 2014 and 2013, respectively, based on the fair value disclosed in the limited partnership financial statements. These limited partnership interests were recorded at estimated fair value and represent a non-recurring fair value measurement. The estimated fair value was categorized as Level 3.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

Fair value of financial instruments

The following tables summarize the carrying amounts and estimated fair values of the Company’s financial instruments not carried at fair value on a recurring basis:

	December 31, 2014		December 31, 2013
	Carrying	Estimated	Carrying	Estimated
	amount	fair value	amount	fair value
Assets
Mortgage loans on real estate	$3,363,570	$3,558,111	$3,134,255	$3,197,292
Policy loans	4,130,062	4,130,062	4,185,472	4,185,472
Limited partnership interests	38,796	41,853	44,551	42,433
Other investments	15,614	43,263	16,643	42,814

Liabilities
Annuity contract benefits without life contingencies	$10,569,147	$10,563,477	$10,263,043	$9,986,464
Policyholders’ funds	335,484	335,484	345,689	345,689
Commercial paper	98,589	98,589	98,990	98,990
Notes payable	532,547	564,904	532,519	541,918

The methods and assumptions used to estimate the fair value of financial instruments not carried at fair value on a recurring basis are summarized as follows:

Mortgage loans on real estate

Mortgage loan fair value estimates are generally based on discounted cash flows.  A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality.  Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.  The estimated fair value was classified as Level 2.

Policy loans

Policy loans are funds provided to policyholders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates their carrying value.  The estimated fair value is classified as Level 2.

Limited partnership interests

Limited partnership interests, accounted for using the cost method, represent the Company’s minor ownership interests in pooled investment funds.  These funds employ varying investment strategies that principally make private equity investments across diverse industries and geographical focuses.  The estimated fair value was determined using the partnership financial statement reported capital account or net asset value adjusted for other relevant information which may impact the exit value of the investments.  Distributions by these investments are generated from investment gains, from operating income generated by the underlying investments of the funds and from liquidation of the underlying assets of the funds which are estimated to be liquidated over the next 1 to 10 years.  The estimated fair value was classified as Level 3.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

Other investments

Other investments primarily include real estate held for investment.  The estimated fair value for real estate is based on the unadjusted annual appraised value which includes factors such as comparable property sales, property income analysis, and capitalization rates.  The estimated fair value was classified as Level 2.

Annuity contract benefits without life contingencies

The estimated fair value of annuity contract benefits without life contingencies is estimated by discounting the projected expected cash flows to the maturity of the contracts utilizing risk-free spot interest rates plus a provision for the Company’s credit risk.  The estimated fair value was classified as Level 2.

Policyholders’ funds

The carrying amount of policyholders’ funds approximates the fair value since the Company can change the interest credited rates with 30 days notice. The estimated fair value was classified as Level 2.

Commercial paper

The amortized cost of commercial paper is a reasonable estimate of fair value due to its short-term nature and the high credit quality of the obligor.  The estimated fair value was classified as Level 2.

Notes payable

The estimated fair value of the notes payable to GWL&A Financial is based upon quoted market prices from independent pricing services of securities with characteristics similar to those of the notes payable.  The estimated fair value was classified as Level 2.

9. Minimum Guarantees

The Company calculates additional reserve liabilities for GMDB. The following assumptions and methodology were used to determine GMDB additional reserves at December 31, 2014 and 2013.

Area	Assumptions/Basis for Assumptions
Data Used	Based on 1,050 investment performance scenarios
Mean Investment Performance	Investment performance modeled in 3 classes: Regular Equity - 10% Aggressive Equity - 12% Fixed, Bond, Money Market Fund: level 3%
Volatility	Volatility modeled in 3 classes: Regular Equity - 23% Aggressive Equity - 33% Fixed, Bond, Money Market Fund: None
Mortality	Based on the 1994 VA MGDB Mortality Table
Lapse Rates	Lapse Rates vary by duration and surrender charge
Discount Rates	5%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The separate account liabilities subject to the requirements for additional reserve liabilities for GMDB, net amount at risk, net of reinsurance, and the weighted average attained age of contract owners for GMDB at December 31, 2014 and 2013, were as follows:

GMDB
December 31, 2014
Separate account liability	$60,388
Net amount at risk, net of reinsurance	$30,095
Weighted average attained age	69

December 31, 2013
Separate account liability	$61,140
Net amount at risk, net of reinsurance	$32,032
Weighted average attained age	69

The paid and incurred amounts for GMDB for the years ended December 31, 2014, 2013 and 2012 were as follows:

	Year Ended December 31,
	2014	2013	2012
Additional liability balance:
Balances, January 1,	$5,993	$6,928	$7,954
Incurred guaranteed benefits	305	(135)	(613)
Paid guaranteed benefits	(732)	(800)	(413)
Balances, December 31,	$5,566	$5,993	$6,928

The aggregate fair value of equity securities supporting separate accounts with GMDB were $60,368 and $61,137 at December 31, 2014 and 2013, respectively.

10. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term, coinsurance and modified coinsurance contracts. The Company retains an initial maximum of $3,500 of coverage per individual life. This initial retention limit of $3,500 may increase due to automatic policy increases in coverage at a maximum rate of $175 per annum, with an overall maximum increase in coverage of $1,000.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company.  The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.  At December 31, 2014 and 2013, the reinsurance receivables had carrying values in the amounts of $611,270 and $588,533, respectively.  Included in these amounts are $529,921 and $502,471 at December 31, 2014 and 2013, respectively, associated with reinsurance agreements with a related party.  At December 31, 2014 and 2013, 87% and 85%, respectively, of the total reinsurance receivable was due from CLAC, a related party.

The Company assumes risk from approximately 40 insurers and reinsurers by participating in yearly renewable term and coinsurance pool agreements. When assuming risk, the Company seeks to generate revenue while maintaining reciprocal working relationships with these partners as they also seek to limit their exposure to loss on any single life.

Maximum capacity to be retained by the Company is dictated at the treaty level and is monitored annually to ensure the total risk retained on any one life is limited to a maximum retention of $4,500.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2014:

	Life insurance in-force
	Individual	Group	Total
Written and earned direct	$52,836,475	$41,268,214	$94,104,689
Reinsurance ceded	(9,773,885)	—	(9,773,885)
Reinsurance assumed	61,911,865	—	61,911,865
Net	$104,974,455	$41,268,214	$146,242,669
Percentage of amount assumed to net	59%	—%	42%

	Premium income
	Life insurance	Annuities	Total
Written and earned direct	$360,959	$1,255	$362,214
Reinsurance ceded	(45,925)	(95)	(46,020)
Reinsurance assumed	130,201	—	130,201
Net	$445,235	$1,160	$446,395

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2013:

	Life insurance in-force
	Individual	Group	Total
Written and earned direct	$51,660,487	$40,520,417	$92,180,904
Reinsurance ceded	(9,512,583)	—	(9,512,583)
Reinsurance assumed	66,209,732	—	66,209,732
Net	$108,357,636	$40,520,417	$148,878,053
Percentage of amount assumed to net	61%	—%	44%

	Premium income
	Life insurance	Annuities	Total
Written and earned direct	$315,100	$4,000	$319,100
Reinsurance ceded	(1,338)	(88)	(1,426)
Reinsurance assumed	146,419	—	146,419
Net	$460,181	$3,912	$464,093

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following table summarizes total premium income for the year ended December 31, 2012:

	Premium income
	Life insurance	Annuities	Total
Written and earned direct	$323,236	$3,712	$326,948
Reinsurance ceded	(53,950)	3,648	(50,302)
Reinsurance assumed	145,507	—	145,507
Net	$414,793	$7,360	$422,153

Reinsurance recoveries for life and other policy benefits were $23,965, $34,716 and $46,492 for the years ended December 31, 2014, 2013 and 2012, respectively.

11.  Deferred Acquisition Costs and Value of Business Acquired

The following table summarizes activity in DAC and VOBA:

	DAC	VOBA	Total
Balances, January 1, 2012	$177,781	$42,052	$219,833
Capitalized additions	94,826	—	94,826
Amortization and writedowns	(51,434)	(9,045)	(60,479)
Unrealized investment (gains) losses	(48,757)	(962)	(49,719)
Balances, December 31, 2012	172,416	32,045	204,461
Correction to Balance, January 1, 2013	45,058	—	45,058
Capitalized additions	80,486	—	80,486
Amortization and writedowns	(55,490)	(4,155)	(59,645)
Unrealized investment (gains) losses	71,601	1,327	72,928
Balances, December 31, 2013	314,071	29,217	343,288
Capitalized additions	110,315	—	110,315
Amortization and writedowns	(41,045)	(3,801)	(44,846)
Unrealized investment (gains) losses	(29,933)	(130)	(30,063)
Balances, December 31, 2014	$353,408	$25,286	$378,694

The estimated future amortization of VOBA for the years ended December 31, 2015 through December 31, 2019 is approximately $3,900 per annum.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

12.  Goodwill and Other Intangible Assets

The balance of goodwill, all of which is within the Retirement Services segment, is as follows:

	Goodwill
	2014	2013
Balances, January 1	$105,255	$105,255
Acquisitions (1)	32,428	—
Balances, December 31	$137,683	$105,255

(1) During 2014, the Company acquired goodwill of $32,428 from the acquisition of RPS. See Note 2 for additional discussion regarding the acquisition.

The following tables summarize other intangible assets, all of which are within the Retirement Services segment:

	December 31, 2014
	Gross carrying	Accumulated
	amount	amortization	Net book value
Customer relationships (1)	$51,280	$(24,481)	$26,799
Non-competition (1)	1,325	(209)	1,116
Total	$52,605	$(24,690)	$27,915

	December 31, 2013
	Gross carrying	Accumulated
	amount	amortization	Net book value
Customer relationships	$36,314	$(21,159)	$15,155

(1) During 2014, the Company acquired $14,966 and $1,325 of customer relationship and non-competition intangible assets, respectively, from the acquisition of RPS. See Note 2 for additional discussion regarding the acquisition.

Amortization expense for other intangible assets included in general insurance expenses was $3,531, $3,094 and $3,606 for the years ended December 31, 2014, 2013 and 2012, respectively.  Except for goodwill, the Company has no intangible assets with indefinite lives.  The Company did not incur costs to renew or extend the term of acquired intangible assets during the year ended December 31, 2014.

The estimated future amortization of other intangible assets using current assumptions, which are subject to change, for the years ended December 31, 2015 through December 31, 2019 is approximately $3,200 per annum.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

13.  Commercial Paper

The Company maintains a commercial paper program that is partially supported by a $50,000 corporate credit facility.

The following table provides information regarding the Company’s commercial paper program:

	December 31,
	2014	2013
Face value	$98,589	$98,990

Carrying value	98,589	98,990
Effective interest rate	0.2%	0.2% - 0.3%
Maturity range (days)	7 - 27	2 - 22

14.  Stockholder’s Equity and Dividend Restrictions

At December 31, 2014 and 2013, the Company had 50,000,000 shares of $1 par value preferred stock authorized, none of which was issued or outstanding at either date.  In addition, the Company has 50,000,000 shares of $1 par value common stock authorized, 7,032,000 of which were issued and outstanding at both December 31, 2014 and 2013.

The Company’s net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners (“NAIC”), is as follows:

	Year Ended December 31,				December 31,
	2014	2013	2012		2014	2013
Net income	$134,091	$175,292	$147,741	Capital and surplus	$1,000,938	$1,200,609

Regulatory compliance is determined by a ratio of a company’s total adjusted capital (“TAC”) to its authorized control level risk-based capital (“ACL”), as determined in accordance with statutory accounting principles and practices as prescribed by the NAIC.  Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is 200% of ACL.  The Company’s risk-based capital ratio was in excess of the required amount as of December 31, 2014.

Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below.  During the years ended December 31, 2014, 2013 and 2012, the Company paid dividends in the amounts of $316,401, $102,436 and $184,401, respectively, to its parent company, GWL&A Financial.

As an insurance company domiciled in the State of Colorado, the Company is required to maintain a minimum of $2,000 of capital and surplus. In addition, the maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. As filed with the Colorado Division of Insurance, the statutory capital and surplus and net gain from operations at and for the year ended December 31, 2014 were $1,000,938 and $209,163, respectively.  Based on the as filed amounts, the Company may pay an amount less than $209,163 of dividends during the year ended December 31, 2015 without the prior approval of the Colorado Insurance Commissioner.  Prior to any payments of dividends, the Company seeks approval from the Colorado Insurance Commissioner.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

15. Other Comprehensive Income

The following tables present the accumulated balances for each classification of other comprehensive income (loss):

	Year Ended December 31, 2014
	Unrealized holding gains / losses arising on fixed maturities, available-for-sale	Unrealized holding gains / losses arising on cash flow hedged	Future policy benefits, DAC and VOBA adjustments	Employee benefit plan adjustment	Total
Balances, January 1, 2014	$434,023	$25,517	$(70,000)	$(43,786)	$345,754
Other comprehensive income (loss) before reclassifications	381,198	13,089	(38,194)	(67,380)	288,713
Amounts reclassified from AOCI	(31,038)	(5,465)	—	5,054	(31,449)
Net current period other comprehensive income (loss)	350,160	7,624	(38,194)	(62,326)	257,264
Balances, December 31, 2014	$784,183	$33,141	$(108,194)	$(106,112)	$603,018

	Year Ended December 31, 2013
	Unrealized holding gains / losses arising on fixed maturities, available-for-sale	Unrealized holding gains / losses arising on cash flow hedged	Future policy benefits, DAC and VOBA adjustments	Employee benefit plan adjustment	Total
Balances, January 1, 2013	$927,678	$24,962	$(194,147)	$(122,794)	$635,699
Other comprehensive income (loss) before reclassifications	(467,178)	2,016	124,147	68,422	(272,593)
Amounts reclassified from AOCI	(26,477)	(1,461)	—	10,586	(17,352)
Net current period other comprehensive income (loss)	(493,655)	555	124,147	79,008	(289,945)
Balances, December 31, 2013	$434,023	$25,517	$(70,000)	$(43,786)	$345,754

	Year Ended December 31, 2012
	Unrealized holding gains / losses arising on fixed maturities, available-for-sale	Unrealized holding gains / losses arising on cash flow hedged	Future policy benefits, DAC and VOBA adjustments	Employee benefit plan adjustment	Total
Balances, January 1, 2012	$646,805	$41,003	$(139,655)	$(78,171)	$469,982
Other comprehensive income (loss) before reclassifications	347,118	(12,273)	(54,492)	(50,771)	229,582
Amounts reclassified from AOCI	(66,245)	(3,768)	—	6,148	(63,865)
Net current period other comprehensive income (loss)	280,873	(16,041)	(54,492)	(44,623)	165,717
Balances, December 31, 2012	$927,678	$24,962	$(194,147)	$(122,794)	$635,699

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

 The following tables present the composition of other comprehensive income (loss):

	Year Ended December 31, 2014
	Before-tax	Tax (expense)	Net-of-tax
	amount	benefit	amount
Unrealized holding gains (losses) arising on fixed maturities, available-for-sale	$586,458	$(205,260)	$381,198
Unrealized holding gains (losses) arising on cash flow hedges	20,137	(7,048)	13,089
Reclassification adjustment for (gains) losses realized in net income	(56,159)	19,656	(36,503)
Net unrealized gains (losses) related to investments	550,436	(192,652)	357,784
Future policy benefits, DAC and VOBA adjustments	(58,760)	20,566	(38,194)
Net unrealized gains (losses)	491,676	(172,086)	319,590
Employee benefit plan adjustment	(95,886)	33,560	(62,326)
Other comprehensive income (loss)	$395,790	$(138,526)	$257,264

	Year Ended December 31, 2013
	Before-tax	Tax (expense)	Net-of-tax
	amount	benefit	amount
Unrealized holding gains (losses) arising on fixed maturities, available-for-sale	$(718,735)	$251,557	$(467,178)
Unrealized holding gains (losses) arising on cash flow hedges	3,102	(1,086)	2,016
Reclassification adjustment for (gains) losses realized in net income	(42,982)	15,044	(27,938)
Net unrealized gains (losses) related to investments	(758,615)	265,515	(493,100)
Future policy benefits, DAC and VOBA adjustments	190,995	(66,848)	124,147
Net unrealized gains (losses)	(567,620)	198,667	(368,953)
Employee benefit plan adjustment	121,551	(42,543)	79,008
Other comprehensive income (loss)	$(446,069)	$156,124	$(289,945)

	Year Ended December 31, 2012
	Before-tax	Tax (expense)	Net-of-tax
	amount	benefit	amount
Unrealized holding gains (losses) arising on fixed maturities, available-for-sale	$534,028	$(186,910)	$347,118
Unrealized holding gains (losses) arising on cash flow hedges	(18,881)	6,608	(12,273)
Reclassification adjustment for (gains) losses realized in net income	(107,713)	37,700	(70,013)
Net unrealized gains (losses) related to investments	407,434	(142,602)	264,832
Future policy benefits, DAC and VOBA adjustments	(83,835)	29,343	(54,492)
Net unrealized gains (losses)	323,599	(113,259)	210,340
Employee benefit plan adjustment	(68,650)	24,027	(44,623)
Other comprehensive income (loss)	$254,949	$(89,232)	$165,717

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following table presents the reclassifications out of accumulated other comprehensive income (loss):

	Year Ended December 31,
	2014		2013
Details about accumulated other comprehensive income (loss) components	Amount reclassified from accumulated other comprehensive income (loss)				Affected line item in the statement where net income is presented
Unrealized holdings (gains) losses arising on fixed maturities, available-for-sale	$(47,751)		$(40,734)		Other realized investment (gains) losses, net
	(47,751)		(40,734)		Total before tax
	(16,713)		(14,257)		Tax expense or benefit
	(31,038)		(26,477)		Net of tax

Unrealized holdings (gains) losses arising on cash flow hedges	(8,408)		(2,248)		Net investment income
	(8,408)		(2,248)		Total before tax
	(2,943)		(787)		Tax expense or benefit
	(5,465)		(1,461)		Net of tax

Amortization of employee benefit plan items
Prior service costs (benefits)	3,189	(1)	(666)	(1)
Actuarial losses (gains)	2,730	(1)	16,952	(1)
Settlement	1,857	(1)	—	(1)
	7,776		16,286		Total before tax
	2,722		5,700		Tax expense or benefit
	5,054		10,586		Net of tax

Total reclassification for the period	$(31,449)		$(17,352)		Net of tax

(1) These accumulated other comprehensive income components are included in the computation of net periodic (benefit) cost of employee benefit plans (see Note 17 for additional details).

16.  General Insurance Expenses

The following table summarizes the significant components of general insurance expenses:

	Year Ended December 31,
	2014	2013	2012
Compensation	$406,601	$359,280	$335,212
Commissions	210,797	184,238	180,529
Other	163,593	106,829	80,908
Total general insurance expenses	$780,991	$650,347	$596,649

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

17.  Employee Benefit Plans

Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement Plans

The Company has a noncontributory Defined Benefit Pension Plan covering substantially all of its employees that were hired before January 1, 1999.  Prior to December 31, 2012, the Company accounted for the Defined Benefit Pension Plan as the direct legal obligation of the Company and accounted for the corresponding plan obligations on its balance sheet and statements of income.  Effective December 31, 2012, the Company transferred the sponsorship of the Defined Benefit Pension Plan to GWL&A Financial, the Company’s immediate parent.  Despite the change in sponsorship of the Defined Benefit Pension Plan, the Company continues to account for the corresponding plan obligations on its balance sheet and statements of income.

Benefits for the Defined Benefit Pension Plan are based principally on an employee’s years of service and compensation levels near retirement. The Company’s policy for funding the Defined Benefit Pension Plans is to make annual contributions, which equal or exceed regulatory requirements.

The Company sponsors an unfunded Post-Retirement Medical Plan (the “Medical Plan”) that provides health benefits to retired employees who are not Medicare eligible. The Medical Plan is contributory and contains other cost sharing features which may be adjusted annually for the expected general inflation rate. The Company’s policy is to fund the cost of the Medical Plan benefits in amounts determined at the discretion of management.

The Company also provides Supplemental Executive Retirement Plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to employees covered by these plans. The Company is the owner and beneficiary of the insurance contracts.

A December 31 measurement date is used for the employee benefit plans.

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the underfunded status for the Company’s Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans:

	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013	2014	2013	2014	2013
Change in projected benefit obligation:
Benefit obligation, January 1	$456,402	$500,603	$11,081	$13,462	$62,305	$69,229	$529,788	$583,294
Service cost	4,952	5,527	985	947	586	1,002	6,523	7,476
Interest cost	23,068	20,897	574	512	2,528	2,548	26,170	23,957
Actuarial (gain) loss	113,410	(57,051)	(2,092)	(3,221)	3,376	(6,791)	114,694	(67,063)
Regular benefits paid	(14,752)	(13,574)	(508)	(619)	(16,874)	(3,683)	(32,134)	(17,876)
Amendment	—	—	(569)	—	3,911	—	3,342	—
Acquisition	—	—	3,311	—	—	—	3,311	—
Benefit obligation, December 31	$583,080	$456,402	$12,782	$11,081	$55,832	$62,305	$651,694	$529,788
Accumulated benefit obligation	$562,760	$440,666	$12,782	$11,081	$50,032	$54,195	$625,574	$505,942

On August 29, 2014, the Company completed the acquisition of RPS. See Note 2 for additional discussion regarding the acquisition. Per the terms of the Purchase and Sale Agreement, the Company was required to give each RPS employee full credit for the employee’s service period with RPS prior to the closing date, for the purpose of eligibility to participate, vesting and level of benefits under the Post-Retirement Medical Plan. As a result, approximately 1,000 individuals became eligible participants of the Post-Retirement Medical Plan at the acquisition date. The acquisition resulted in a $3,311 increase before tax to other liabilities with an offsetting increase to goodwill.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

During 2014, one participant in the Supplemental Executive Retirement Plan received an enhancement to his benefit. The enhancement resulted in a $3,911 increase before tax to other liabilities with an offsetting increase to accumulated other comprehensive income.

During 2014, the Post-Retirement Medical Plan was amended to allow only one medical plan option to retirees.

	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013	2014	2013	2014	2013
Change in plan assets:
Value of plan assets, January 1	$404,335	$336,534	$—	$—	$—	$—	$404,335	$336,534
Actual return on plan assets	43,662	62,701	—	—	—	—	43,662	62,701
Employer contributions	10,717	18,674	508	619	16,874	3,683	28,099	22,976
Benefits paid	(14,752)	(13,574)	(508)	(619)	(16,874)	(3,683)	(32,134)	(17,876)
Value of plan assets, December 31	$443,962	$404,335	$—	$—	$—	$—	$443,962	$404,335

	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	December 31,		December 31,		December 31,		December 31,
	2014	2013	2014	2013	2014	2013	2014	2013
Under funded status at December 31	$(139,118)	$(52,067)	$(12,782)	$(11,081)	$(55,832)	$(62,305)	$(207,732)	$(125,453)

The following table presents amounts recognized in the consolidated balance sheets for the Company’s Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans:

	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	December 31,		December 31,		December 31,		December 31,
	2014	2013	2014	2013	2014	2013	2014	2013
Amounts recognized in consolidated balance sheets:
Other liabilities	$(139,118)	$(52,067)	$(12,782)	$(11,081)	$(55,832)	$(62,305)	$(207,732)	$(125,453)
Accumulated other comprehensive income (loss)	(165,652)	(69,564)	14,390	13,885	(11,990)	(11,687)	(163,252)	(67,366)

The following table provides information regarding amounts in AOCI that have not yet been recognized as components of net periodic benefit cost at December 31, 2014:

	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(165,639)	$(107,665)	$10,686	$6,946	$(8,856)	$(5,756)	$(163,809)	$(106,475)
Net prior service (cost) credit	(13)	(8)	3,704	2,408	(3,134)	(2,037)	557	363
	$(165,652)	$(107,673)	$14,390	$9,354	$(11,990)	$(7,793)	$(163,252)	$(106,112)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following table provides information regarding amounts in AOCI that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2015:

	Defined Benefit Pension Plan		Post-Retirement Medical Plan		Supplemental Executive Retirement Plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(12,023)	$(7,815)	$606	$394	$(663)	$(431)	$(12,080)	$(7,852)
Prior service (cost) credit	(13)	(8)	1,669	1,085	(933)	(606)	723	471
	$(12,036)	$(7,823)	$2,275	$1,479	$(1,596)	$(1,037)	$(11,357)	$(7,381)

The expected benefit payments for the Company’s Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans for the years indicated are as follows:

	Defined Benefit Pension Plan	Post-Retirement Medical Plan	Supplemental Executive Retirement Plan
2015	$15,670	$606	$4,874
2016	17,102	547	3,322
2017	18,192	556	3,306
2018	19,891	569	2,834
2019	21,285	625	2,518
2020 through 2024	135,763	4,171	15,883

Net periodic (benefit) cost of the Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans included in general insurance expenses in the accompanying consolidated statements of income includes the following components:

	Defined Benefit Pension Plan
	Year Ended December 31,
	2014	2013	2012
Components of net periodic cost:
Service cost	$4,952	$5,527	$4,350
Interest cost	23,068	20,897	20,945
Expected return on plan assets	(29,288)	(24,499)	(21,797)
Amortization of unrecognized prior service cost	51	51	51
Amortization of loss from earlier periods	2,898	16,001	9,941
Net periodic cost	$1,681	$17,977	$13,490

	Post-Retirement Medical Plan
	Year Ended December 31,
	2014	2013	2012
Components of net periodic benefit:
Service cost	$985	$947	$817
Interest cost	574	512	569
Amortization of unrecognized prior service benefit	(1,706)	(1,650)	(1,650)
Amortization of gain from earlier periods	(450)	(348)	(455)
Net periodic benefit	$(597)	$(539)	$(719)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	Supplemental Executive Retirement Plan
	Year Ended December 31,
	2014	2013	2012
Components of net periodic cost:
Service cost	$586	$1,002	$991
Interest cost	2,528	2,548	2,912
Amortization of unrecognized prior service cost	4,844	933	934
Amortization of loss from earlier periods	282	1,299	637
Settlement	1,857	—	—
Net periodic cost	$10,097	$5,782	$5,474

On August 1, 2014, the Company made a lump-sum benefit payment from the Supplemental Executive Retirement Plan. The lump-sum distribution resulted in the settlement of 21% of the Supplemental Executive Retirement Plan’s projected benefit obligation and exceeded the total of the projected service cost and interest cost for the plan year. In connection with this settlement during the third quarter of 2014, the Company reclassified a $1,857 loss before tax to earnings from accumulated other comprehensive income. The lump-sum benefit payment also resulted in the recognition of $3,911 of prior service costs within earnings from accumulated other comprehensive income.

The following tables present the assumptions used in determining benefit obligations of the Defined Benefit Pension, Post-Retirement Medical and the Supplemental Executive Retirement plans:

	Defined Benefit Pension Plan
	December 31,
	2014	2013
Discount rate	4.17%	5.11%
Rate of compensation increase	4.47%	4.47%

	Post-Retirement Medical Plan
	December 31,
	2014	2013
Discount rate	3.94%	4.83%
Initial health care cost trend	6.50%	7.00%
Ultimate health care cost trend	5.00%	5.00%
Year ultimate trend is reached	2018	2018

	Supplemental Executive Retirement Plan
	December 31,
	2014	2013
Discount rate	3.99%	4.61%
Rate of compensation increase	4.00%	4.00%

During 2014, the Company adopted the Society of Actuaries 2014 Mortality Tables Report (RP-2014) and Mortality Improvement Scale (MP-2014), which adjusted the mortality assumptions used to measure retirement plan obligations. The updated mortality assumptions reflect increasing life expectancies in the United States, reflecting an increase to the Company’s benefit obligations of the Defined Benefit Pension, Post-Retirement Medical and the Supplemental Executive Retirement plans. Future expenses of the Defined Benefit Pension, Post-Retirement Medical and the Supplemental Executive Retirement plans are also expected to increase due to the new mortality assumptions.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following tables present the assumptions used in determining the net periodic (benefit) cost of the Defined Benefit Pension, Post-Retirement Medical and the Supplemental Executive Retirement plans:

	Defined Benefit Pension Plan
	Year Ended December 31,
	2014	2013
Discount rate	5.11%	4.19%
Expected return on plan assets	7.25%	7.25%
Rate of compensation increase	4.47%	3.14%

	Post-Retirement Medical Plan
	Year Ended December 31,
	2014	2013
Discount rate	4.83%	3.74%
Initial health care cost trend	7.00%	7.50%
Ultimate health care cost trend	5.00%	5.25%
Year ultimate trend is reached	2018	2018

	Supplemental Executive Retirement Plan
	Year Ended December 31,
	2014	2013
Discount rate	4.61%	3.79%
Rate of compensation increase	4.00%	4.00%

The discount rate has been set based on the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

The following table presents the impact on the Post-Retirement Medical Plan that a one-percentage-point change in assumed health care cost trend rates would have on the following:

	One percentage point increase	One percentage point decrease
Increase (decrease) on total service and interest cost on components	$254	$(212)
Increase (decrease) on post-retirement benefit obligation	1,722	(1,467)

The following table presents how the Company’s Defined Benefit Pension Plan assets are invested:

	December 31,
	2014	2013
Equity securities	65%	63%
Debt securities	33%	34%
Other	2%	3%
Total	100%	100%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following tables present information about the Defined Benefit Retirement Plan’s assets measured at fair value on a recurring basis and indicates the fair value hierarchy of the valuation techniques utilized to determine such fair value:

	Defined benefit plan assets measured at fair value on a recurring basis
	December 31, 2014
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Common collective trust funds:
Equity index funds	$—	$93,415	$—	$93,415
Midcap index funds	—	90,159	—	90,159
World equity index funds	—	8,759	—	8,759
U.S. equity market funds	—	93,911	—	93,911
Total common collective trust funds	—	286,244	—	286,244
Fixed maturity investments:
U.S. government direct obligations and agencies	—	9,308	—	9,308
Obligations of U.S. states and their municipalities	—	18,838	—	18,838
Corporate debt securities	—	107,125	—	107,125
Asset-backed securities	—	8,444	—	8,444
Commercial mortgage-backed securities	—	3,048	—	3,048
Total fixed maturity investments	—	146,763	—	146,763
Preferred stock	310	—	—	310
Limited partnership investments	—	—	8,114	8,114
Money market funds	2,531	—	—	2,531
Total defined benefit plan assets	$2,841	$433,007	$8,114	$443,962

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	Defined benefit plan assets measured at fair value on a recurring basis
	December 31, 2013
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Common collective trust funds:
Equity index funds	$—	$82,440	$—	$82,440
Midcap index funds	—	82,674	—	82,674
World equity index funds	—	8,186	—	8,186
U.S. equity market funds	—	83,209	—	83,209
Total common collective trust funds	—	256,509	—	256,509
Fixed maturity investments:
U.S. government direct obligations and agencies	—	19,088	—	19,088
Obligations of U.S. states and their municipalities	—	14,973	—	14,973
Corporate debt securities	—	91,860	—	91,860
Asset-backed securities	—	7,902	—	7,902
Commercial mortgage-backed securities	—	2,647	—	2,647
Total fixed maturity investments	—	136,470	—	136,470
Preferred stock	700	—	—	700
Limited partnership investments	—	—	7,557	7,557
Money market funds	3,099	—	—	3,099
Total defined benefit plan assets	$3,799	$392,979	$7,557	$404,335

The following tables present additional information about assets of the Defined Benefit Retirement Plan measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Fair value measurements using significant unobservable inputs (Level 3) limited partnership interest
	Year Ended December 31,
	2014	2013
Balance, January 1	$7,557	$6,485
Actual return on plan assets	510	853
Purchases	656	630
Issuances	(609)	(411)
Balance, December 31	$8,114	$7,557

The investment objective of the Defined Benefit Pension Plan is to provide a risk-adjusted return that will ensure the payment of benefits while protecting against the risk of substantial investment losses.  Correlations among the asset classes are used to identify an asset mix that the Company believes will provide the most attractive returns.  Long-term return forecasts for each asset class using historical data and other qualitative considerations to adjust for projected economic forecasts are used to set the expected rate of return for the entire portfolio.

The Defined Benefit Pension Plan utilizes various investment securities. Generally, investment securities are exposed to various risks, such as interest rate risks, credit risk and overall market volatility. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur and that such changes could materially affect the amounts reported.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following table presents the ranges the Company targets for the allocation of invested Defined Benefit Pension Plan assets at December 31, 2015:

December 31, 2015
Equity securities	30%
Debt securities	52%
Other	18%
Total	100%

Management estimates the value of these investments will be recoverable.  The Company does not expect any plan assets to be returned to it during the year ended December 31, 2015.  The Company expects to make payments of approximately $606 with respect to its Post-Retirement Medical Plan and $4,874 with respect to its Supplemental Executive Retirement Plan during the year ended December 31, 2015.

Other employee benefit plans

The Company has an executive deferred compensation plan providing key executives with the opportunity to participate in an unfunded deferred compensation program.  Under the program, participants may defer base compensation and bonuses and earn interest on the amounts deferred.  The program is not qualified under Section 401 of the Internal Revenue Code.  Participant balances, which are reflected in other liabilities in the accompanying consolidated balance sheets, are $10,051 and $11,240 at December 31, 2014 and 2013, respectively.  The participant deferrals earned interest at the average rates of 6.53% during the years ended December 31, 2014 and 2013.  The interest rate is based on the Moody’s Average Annual Corporate Bond Index rate plus 0.45% for actively employed participants and fixed rates ranging from 4.67% to 5.37% for retired participants.

The Company offers an unfunded, non-qualified deferred compensation plan to a select group of management and highly compensated individuals.  Participants defer a portion of their compensation and realize potential market gains or losses on the invested contributions.  The program is not qualified under Section 401 of the Internal Revenue Code.  Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $16,633 and $14,536 at December 31, 2014 and 2013, respectively.

The Company sponsors a qualified defined contribution benefit plan covering all employees. Under this plan, employees may contribute a percentage of their annual compensation to the plan up to certain maximums, as defined by the plan and by the Internal Revenue Service (“IRS”). Currently, the Company matches a percentage of employee contributions in cash. The Company recognized $8,479, $6,693 and $6,288 in expense related to this plan for the years ended December 31, 2014, 2013 and 2012, respectively.

18.  Income Taxes

The provision for income taxes is comprised of the following:

	Year Ended December 31,
	2014	2013	2012
Current	$80,859	$82,878	$89,934
Deferred	75,044	(24,087)	45,371
Total income tax provision	$155,903	$58,791	$135,305

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following table presents a reconciliation between the statutory federal income tax rate and the Company’s effective federal income tax rate:

	Year Ended December 31,
	2014	2013	2012
Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
Investment income not subject to federal tax	(1.8)%	(4.6)%	(2.3)%
Tax credits	(0.3)%	(2.0)%	(1.3)%
State income taxes, net of federal benefit	1.0%	3.3%	1.2%
Income tax contingency provisions	(1.2)%	(0.4)%	—%
Other, net	0.2%	—%	3.6%
Effective federal income tax rate	32.9%	31.3%	36.2%

A reconciliation of unrecognized tax benefits is as follows:

	Year Ended December 31,
	2014	2013	2012
Balance, beginning of year	$21,154	$25,850	$32,123
Additions to tax positions in the current year	13,931	—	6,230
Additions to tax positions in the prior year	—	1,497	420
Reductions to tax positions in the prior year	—	(180)	(10,219)
Reductions to tax positions from statutes expiring	(8,195)	(6,013)	(2,704)
Balance, end of year	$26,890	$21,154	$25,850

Included in the unrecognized tax benefits of $26,890 at December 31, 2014 was $545 of tax benefits that, if recognized, would impact the annual effective tax rate. The Company anticipates additional increases in its unrecognized tax benefits of $6,000 to $7,000 in the next twelve months, primarily due to changes in the composition of the consolidated group.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in current income tax expense.  The Company recognized approximately $(2,916), $(286) and $208 in interest and penalties related to the uncertain tax positions during the years ended December 31, 2014, 2013 and 2012, respectively.  The Company had approximately $1,210 and $4,126 accrued for the payment of interest and penalties at December 31, 2014 and 2013, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2010 and prior.  Tax years 2011 through 2013 are open to federal examination by the I.R.S.  The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities.  The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities, is as follows:

	December 31,
	2014		2013
	Deferred	Deferred	Deferred	Deferred
	tax asset	tax liability	tax asset	tax liability
Policyholder reserves	$—	$255,926	$—	$253,738
Deferred acquisition costs	2,467	—	1,008	—
Investment assets	—	426,477	—	203,363
Policyholder dividends	10,002	—	11,479	—
Net operating loss carryforward	122,177	—	172,414	—
Pension plan accrued benefit liability	84,351	—	53,937	—
Goodwill	—	26,022	—	25,563
Experience rated refunds	13,431	—	5,509	—
Tax credits	149,516	—	131,052	—
Other	11,865	—	416	—
Total deferred taxes	$393,809	$708,425	$375,815	$482,664

The deferred tax liability amounts presented for investment assets above include $381,838 and $209,434 related to the net unrealized losses (gains) on the Company’s investments, which are classified as available-for-sale at December 31, 2014 and 2013, respectively.

The Company, together with certain of its subsidiaries, and Lifeco U.S. have entered into an income tax allocation agreement whereby Lifeco U.S. files a consolidated federal income tax return.  Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis.

The Company has federal net operating loss carry forwards generated by a subsidiary that is included in the Lifeco U.S. consolidated federal income tax return.  As of December 31, 2014, the subsidiary had net operating loss carry forwards expiring as follows:

Year	Amount
2021	$51,677
2022	136,796
2023	81,693
2028	3,390
Total	$273,556

During the years ended December 31, 2014, 2013 and 2012, the Company generated $15,506, $25,013 and $30,965 of Guaranteed Federal Low Income Housing tax credit carryforwards, respectively.  As of December 31, 2014, the total credit carryforward for Low Income Housing is $140,055.  These credits will begin to expire in 2030.

Included in due from parent and affiliates at December 31, 2014 and 2013 is $13,400 and $65,186, respectively, of income taxes receivable primarily from Lifeco U.S. related to the consolidated income tax return filed by the Company and certain subsidiaries.

Included in the consolidated balance sheets at December 31, 2014 and 2013 is $7,176 and $7,736, respectively, of income taxes receivable in other assets primarily related to the separate state income tax returns filed by certain subsidiaries.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

19.  Segment Information

The Chief Operating Decision Maker (“CODM”) of the Company is also the Chief Executive Officer (“CEO”) of Lifeco U.S. The CODM reviews the financial information for the purposes of assessing performance and allocating resources based upon the results of Lifeco U.S. prepared in accordance with International Financial Reporting Standards. The CODM, in his capacity as CEO of the Company, reviews the Company’s financial information only in connection with the quarterly and annual reports that are filed with the Securities and Exchange Commission (“SEC”). Consequently, the Company does not provide its discrete financial information to the CODM to be regularly reviewed to make decisions about resources to be allocated or to assess performance. For purposes of SEC reporting requirements, the Company has chosen to present its financial information in three segments, notwithstanding the above. The three segments are: Individual Markets, Retirement Services and Other.
Individual Markets

The Individual Markets reporting and operating segment distributes life insurance and individual annuity products to both individuals and businesses through various distribution channels.  Life insurance products in-force include participating and non-participating term life, whole life, universal life and variable universal life.

Retirement Services

The Retirement Services reporting and operating segment provides various retirement plan products and investment options as well as comprehensive administrative and record-keeping services for financial institutions and employers, which include educational, advisory, enrollment and communication services for employer-sponsored defined contribution plans and associated defined benefit plans.

Other

The Company’s Other reporting segment is substantially comprised of activity under the assumption of reinsurance between GWSC and CLAC (“the GWSC operating segment”), corporate items not directly allocated to the other operating segments and interest expense on long-term debt.

The accounting principles used to determine segment results are the same as those used in the consolidated financial statements.  The Company evaluates performance of its reportable segments based on their profitability from operations after income taxes.  Inter-segment transactions and balances have been eliminated in consolidation.  The Company’s operations are not materially dependent on one or a few customers, brokers or agents.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following tables summarize segment financial information:

	Year Ended December 31, 2014
	Individual	Retirement
	Markets	Services	Other	Total
Revenue:
Premium income	$360,305	$1,215	$84,875	$446,395
Fee income	95,631	629,533	4,015	729,179
Other revenue	—	7,506	—	7,506
Net investment income	748,015	426,340	54,033	1,228,388
Realized investments gains (losses), net	44,381	102,597	393	147,371
Total revenues	1,248,332	1,167,191	143,316	2,558,839
Benefits and expenses:
Policyholder benefits	902,982	206,339	113,124	1,222,445
Operating expenses	136,850	647,165	79,107	863,122
Total benefits and expenses	1,039,832	853,504	192,231	2,085,567
Income (loss) before income taxes	208,500	313,687	(48,915)	473,272
Income tax expense (benefit)	68,719	104,162	(16,978)	155,903
Net income (loss)	$139,781	$209,525	$(31,937)	$317,369

	December 31, 2014
	Individual	Retirement
	Markets	Services	Other	Total
Assets:
Investments	$15,928,591	$10,621,831	$1,772,821	$28,323,243
Other assets	1,283,256	855,728	142,824	2,281,808
Separate account assets	7,247,463	20,471,381	—	27,718,844
Assets of continuing operations	$24,459,310	$31,948,940	$1,915,645	58,323,895
Assets of discontinued operations				24,324
Total assets				$58,348,219

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	Year Ended December 31, 2013
	Individual	Retirement
	Markets	Services	Other	Total
Revenue:
Premium income	$354,202	$3,954	$105,937	$464,093
Fee income	94,037	519,842	4,365	618,244
Other revenue	7,355	—	—	7,355
Net investment income	688,279	351,729	51,381	1,091,389
Realized investments gains (losses), net	19,071	(33,233)	26	(14,136)
Total revenues	1,162,944	842,292	161,709	2,166,945
Benefits and expenses:
Policyholder benefits	921,096	196,115	114,880	1,232,091
Operating expenses	142,141	538,209	66,971	747,321
Total benefits and expenses	1,063,237	734,324	181,851	1,979,412
Income (loss) before income taxes	99,707	107,968	(20,142)	187,533
Income tax expense (benefit)	34,265	33,240	(8,714)	58,791
Net income (loss)	$65,442	$74,728	$(11,428)	$128,742

	December 31, 2013
	Individual	Retirement
	Markets	Services	Other	Total
Assets:
Investments	$14,563,978	$10,370,421	$1,582,024	$26,516,423
Other assets	1,179,332	839,755	128,106	2,147,193
Separate account assets	6,321,135	20,309,769	—	26,630,904
Assets of continuing operations	$22,064,445	$31,519,945	$1,710,130	55,294,520
Assets of discontinued operations				29,007
Total assets				$55,323,527

	Year Ended December 31, 2012
	Individual	Retirement
	Markets	Services	Other	Total
Revenue:
Premium income	$314,350	$3,670	$104,133	$422,153
Fee income	74,985	456,052	4,786	535,823
Net investment income	729,885	414,114	47,552	1,191,551
Realized investments gains (losses), net	55,959	60,726	32	116,717
Total revenues	1,175,179	934,562	156,503	2,266,244
Benefits and expenses:
Policyholder benefits	882,726	204,296	111,288	1,198,310
Operating expenses	136,895	492,427	65,193	694,515
Total benefits and expenses	1,019,621	696,723	176,481	1,892,825
Income (loss) before income taxes	155,558	237,839	(19,978)	373,419
Income tax expense	50,869	78,150	6,286	135,305
Net income (loss)	$104,689	$159,689	$(26,264)	$238,114

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

20.  Share-Based Compensation

Equity Awards

Lifeco, of which the Company is an indirect wholly-owned subsidiary, maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company.  Options are granted with exercise prices not less than the average market price of the shares on the five days preceding the date of the grant.  The Lifeco plan provides for the granting of options with varying terms and vesting requirements with vesting commencing on the first anniversary of the grant, exercisable within 10 years from the date of grant.

Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options, unless otherwise determined by Lifeco’s Compensation Committee. At its discretion the Compensation Committee may vest the unvested options of retiring option holders, with the options exercisable within five years from the date of retirement. In such event, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time.

Liability Awards

The Company maintains a Performance Share Unit Plan (“PSU plan”) for senior executives of the Company.  Under the PSU plan, “performance share units” are granted to certain senior executives of the Company. Each performance unit has a value equal to one share of Lifeco common stock and is subject to adjustment for cash dividends paid to Lifeco stockholders, Company earnings results as well as stock dividends and splits, consolidations and the like that affect shares of Lifeco common stock outstanding.

If the performance share units vest, they are payable in cash equal to the average closing price of Lifeco common stock for the 20 trading days prior to the date following the last day of the three-year performance period.  The estimated fair value of the performance unit is based on the average closing price of Lifeco common stock for the twenty trading days prior to the grant. The performance share units generally vest in their entirety at the end of the three years performance period based on continued service.  The PSU plan contains a provision that permits all unvested performance share units to become vested upon death or retirement.

Performance share units are settled in cash and are recorded as liabilities until payout is made.  Unlike share-settled awards, which have a fixed grant-date fair value, the fair value of unsettled or unvested liabilities awards is remeasured at the end of each reporting period based on the change in fair value of one share of Lifeco common stock.  The liability and corresponding expense are adjusted accordingly until the award is settled.

Compensation Expense Related to Stock-Based Compensation

The compensation expense related to stock-based compensation was as follows:

	Year Ended December 31,
	2014	2013	2012
Lifeco Stock Plan	$3,384	$2,579	$2,314
Performance Share Unit Plan	6,263	6,860	3,658
Total compensation expense	$9,647	$9,439	$5,972
Income tax benefits	$2,404	$2,732	$1,729

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following table presents the total unrecognized compensation expense related to stock-based compensation at December 31, 2014 and the expected weighted average period over which these expenses will be recognized:

	Expense	Weighted average period (years)
Lifeco Stock Plan	$2,381	1.7
Performance Share Unit Plan	3,182	1.3

Equity Award Activity

During the year ended December 31, 2014, Lifeco granted 539,400 stock options to employees of the Company.  These stock options vest over five-year periods ending in 2019.  Compensation expense of $2,984 will be recognized in the Company’s financial statements over the vesting period of these stock options using the accelerated method of recognition.

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding.  The options granted relate to underlying stock traded in Canadian dollars on the Toronto Stock Exchange; therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

		Weighted average
	Shares under option	Exercise price (Whole dollars)	Remaining contractual term (Years)	Intrinsic value (1)
Outstanding, January 1, 2014	3,378,220	$26.49
Granted	539,400	26.86
Exercised	(83,562)	22.85
Cancelled and expired	(40,400)	23.82
Outstanding, December 31, 2014	3,793,658	24.69	5.8	$17,409
Vested and expected to vest, December 31, 2014	3,793,658	$24.69	5.8	$17,409
Exercisable, December 31, 2014	2,533,642	$25.14	4.8	$10,877

(1) The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2014 and the exercise price of the option (only if the result is positive) multiplied by the number of options.

The following table presents additional information regarding stock options under the Lifeco plan:

	Year Ended December 31,
	2014	2013	2012
Weighted average fair value of options granted	$5.53	$4.56	$3.47
Intrinsic value of options exercised (1)	401	1,437	1,397
Fair value of options vested	4,491	1,843	1,740

(1) The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The fair value of the options granted during was estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

	Year Ended December 31,
	2014	2013	2012
Dividend yield	3.95%	4.53%	5.31%
Expected volatility	26.63%	26.73%	25.65%
Risk free interest rate	1.75%	1.38%	1.52%
Expected duration (years)	6.0	6.0	6.0

Liability Award Activity

The following table summarizes the status of, and changes in, the Performance Share Unit Plan units granted to Company employees which are outstanding:

Performance Units
Outstanding, January 1, 2014	555,438
Granted	160,021
Forfeited	(4,774)
Exercised	(189,390)
Outstanding, December 31, 2014	521,295

Vested and expected to vest, December 31, 2014	521,295

The cash payment in settlement of the Performance Share Unit Plan units was $5,914 for the year ended December 31, 2014.

21.  Commitments and Contingencies

Commitments

The following table summarizes the Company’s future purchase obligations and commitments:

	Payment due by period
	Less than one year	One to three years	Three to five years	More than five years	Total
Related party long-term debt - principal (1)	$—	$—	$—	$528,400	$528,400
Related party long-term debt - interest (2)	37,031	74,062	74,062	827,007	1,012,162
Investment purchase obligations (3)	166,356	—	—	—	166,356
Operating leases (4)	10,699	14,303	11,668	8,074	44,744
Other liabilities (5)	36,358	32,860	33,346	42,054	144,618
Total	$250,444	$121,225	$119,076	$1,405,535	$1,896,280

(1) Related party long-term debt principal - Represents contractual maturities of principal due to the Company’s parent, GWL&A Financial, under the terms of two long-term surplus notes.  The amounts shown in this table differ from the amounts included in the Company’s consolidated balance sheet because the amounts shown above do not consider the discount upon the issuance of one of the surplus notes.

(2) Related party long-term debt interest - One long-term surplus note bears interest at a fixed rate through maturity.  The second surplus note bears interest initially at a fixed rate that will change in the future based upon the then current three-month

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

London Interbank Offering Rate.  The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2014 and do not consider the impact of future interest rate changes.

(3)  Investment purchase obligations - The Company makes commitments to fund partnership interests, mortgage loans on real estate and other investments in the normal course of its business.  As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category.  The timing of the funding of mortgage loans on real estate is based on the expiration date of the commitment. The amounts of these unfunded commitments at December 31, 2014 and 2013 were $166,356 and $196,933, of which $4,997 and $7,498 was related to cost basis limited partnership interests, respectively, all of which is due within one year from the dates indicated.

(4)  Operating leases - The Company is obligated to make payments under various non-cancelable operating leases, primarily for office space. Contractual provisions exist that could increase the lease obligations presented, including operating expense escalation clauses. Management does not consider the impact of any such clauses to be material to the Company’s operating lease obligations. The Company incurred rent expense, net of sublease income, of $7,628, $5,439 and $5,764 for the years ended December 31, 2014, 2013 and 2012, respectively and is recorded in general insurance expense. The Company’s total future operating lease obligation will be reduced by minimum reimbursement of $9,953 due in the future under non-cancelable agreements.

From time to time, the Company enters into agreements or contracts, including capital leases, to purchase goods or services in the normal course of its business.  However, these agreements and contracts are not material and are excluded from the table above.

(5)   Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above.  If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category.  Other liabilities presented in the table above include:

·                  Expected contributions to the Company’s defined benefit pension plan and benefit payments for the Post-Retirement Medical Plan and Supplemental Executive Retirement Plan through 2021.
·                  Miscellaneous purchase obligations to acquire goods and services.
·                  Unrecognized tax benefits

The Company has a revolving credit facility agreement in the amount of $50,000 for general corporate purposes.  The credit facility expires on March 1, 2018.  Interest accrues at a rate dependent on various conditions and terms of borrowings.  The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, of $1,100,000, as defined in the credit facility agreement (both compiled on the unconsolidated statutory accounting basis prescribed by the NAIC), for each quarter ending after December 31, 2013.  The Company was in compliance with all covenants at December 31, 2014 and 2013. At December 31, 2014 and 2013 there were no outstanding amounts related to the current and prior credit facilities.

GWSC and CLAC are parties to a reinsurance agreement pursuant to which GWSC assumes term life insurance from CLAC.  GWL&A Financial obtained two letters of credit for the benefit of the Company as collateral under the GWSC and CLAC reinsurance agreement for policy liabilities and capital support.  The first letter of credit is for $1,168,800 and renews annually until it expires on July 3, 2027.  The second letter of credit is for $70,000 and renews annually until it expires on December 31, 2017.  At December 31, 2014 and 2013, there were no outstanding amounts related to the letters of credit. See Note 4 for additional discussion regarding these letters of credit.

In addition, the Company has other letters of credit with a total amount of $8,975, renewable annually for an indefinite period of time. At December 31, 2014 and 2013, there were no outstanding amounts related to those letters of credit.

Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

outcomes in such matters may result in a material impact on the Company's financial position, results of operations or cash flows.

The Company is currently evaluating the interpretation of Internal Revenue Code rules related to certain product investments. If the Company’s interpretation is not upheld, which is reasonably possible, the potential exposure is estimated to be up to $19,000.

During the fourth quarter, the Company received a $20,000 demand letter related to a vehicle accident involving an employee.  The amount is fully indemnified by a third-party insurer.

22.  Subsequent Events

On January 1, 2015, the Company acquired the retirement business of Putnam. The Putnam retirement business comprises approximately 433 plans with 230,000 participants and $17,545,000 in assets under administration. The transaction will be accounted for as a combination between entities under common control.

On February 5, 2015, the Company’s Board of Directors declared dividends of $76,801, payable on March 16, 2015, to its sole shareholder, GWL&A Financial.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Schedule III
Supplemental Insurance Information
(In Thousands)

	As of and for the Year Ended December 31, 2014
	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Deferred acquisition costs	$284,174	$69,234	$—	$353,408
Future policy benefits, losses, claims and expenses	14,980,872	10,533,822	409,880	25,924,574
Unearned premium reserves	43,837	—	—	43,837
Other policy claims and benefits payable	726,479	581	26,155	753,215
Premium income	360,305	1,215	84,875	446,395
Net investment income	748,015	426,340	54,033	1,228,388
Benefits, claims, losses and settlement expenses	902,982	206,339	113,124	1,222,445
Amortization of deferred acquisition costs	13,700	27,345	—	41,045
Other operating expenses	123,150	619,820	79,107	822,077

	As of and for the Year Ended December 31, 2013
	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Deferred acquisition costs	$238,150	$75,921	$—	$314,071
Future policy benefits, losses, claims and expenses	13,945,756	10,229,678	390,784	24,566,218
Unearned premium reserves	42,937	—	—	42,937
Other policy claims and benefits payable	740,056	499	23,968	764,523
Premium income	354,202	3,954	105,937	464,093
Net investment income	688,279	351,729	51,381	1,091,389
Benefits, claims, losses and settlement expenses	921,096	196,115	114,880	1,232,091
Amortization of deferred acquisition costs	34,650	20,840	—	55,490
Other operating expenses	107,491	517,369	66,971	691,831

	Year Ended December 31, 2012
	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Premium income	$314,350	$3,670	$104,133	$422,153
Net investment income	729,885	414,114	47,552	1,191,551
Benefits, claims, losses and settlement expenses	882,726	204,296	111,288	1,198,310
Amortization of deferred acquisition costs	28,926	22,508	—	51,434
Other operating expenses	107,969	469,919	65,193	643,081

Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company Annual Statement for the Year Ended December 31, 2014 and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Contract Owners of
Variable Annuity-2 Series Account
and the Board of Directors of
Great-West Life & Annuity Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the investment divisions which comprise Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) as listed in Appendix A as of December 31, 2014, and the related statements of operations, the statements of changes in net assets, and the financial highlights in Note 4 for the periods presented. These financial statements and financial highlights are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series Account's internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the mutual fund companies; where replies were not received from mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the investment divisions constituting the Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company as of December 31, 2014, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
Denver, Colorado
April 6, 2015

VARIABLE ANNUITY-2 SERIES ACCOUNT OF GREAT-WEST LIFE
& ANNUITY INSURANCE COMPANY

APPENDIX A

ALGER CAPITAL APPRECIATION PORTFOLIO
ALGER LARGE CAP GROWTH PORTFOLIO
ALGER MID CAP GROWTH PORTFOLIO
ALGER SMALL CAP GROWTH PORTFOLIO
AMERICAN CENTURY INVESTMENTS VP INFLATION PROTECTION FUND
AMERICAN CENTURY INVESTMENTS VP MID CAP VALUE FUND
BLACKROCK GLOBAL ALLOCATION VI FUND
BLACKROCK HIGH YIELD VI FUND
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND
COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND - CLASS 1
COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND - CLASS 2
COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND
DELAWARE VIP EMERGING MARKETS SERIES
DELAWARE VIP REIT SERIES
DELAWARE VIP SMALL CAP VALUE SERIES
DEUTSCHE CAPITAL GROWTH VIP
DEUTSCHE GLOBAL SMALL CAP VIP
DEUTSCHE LARGE CAP VALUE VIP
DEUTSCHE SMALL MID CAP VALUE VIP
DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC
DREYFUS VIF APPRECIATION PORTFOLIO - INITIAL SHARES
DREYFUS VIF APPRECIATION PORTFOLIO - SERVICE SHARES
DREYFUS VIF GROWTH AND INCOME PORTFOLIO
DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO
FIDELITY VIP ASSET MANAGER PORTFOLIO
FIDELITY VIP CONTRAFUND PORTFOLIO
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO
FIDELITY VIP GROWTH PORTFOLIO
FIDELITY VIP HIGH INCOME PORTFOLIO
FIDELITY VIP INDEX 500 PORTFOLIO
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
FIDELITY VIP MONEY MARKET PORTFOLIO
FIDELITY VIP OVERSEAS PORTFOLIO
GOLDMAN SACHS VIT LARGE CAP VALUE FUND
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND

VARIABLE ANNUITY-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY APPENDIX A (Continued)
GREAT-WEST AGGRESSIVE PROFILE I FUND
GREAT-WEST ARIEL MID CAP VALUE FUND
GREAT-WEST BOND INDEX FUND
GREAT-WEST CONSERVATIVE PROFILE I FUND
GREAT-WEST FEDERATED BOND FUND
GREAT-WEST INTERNATIONAL INDEX FUND
GREAT-WEST LIFETIME 2015 FUND II
GREAT-WEST LIFETIME 2025 FUND II
GREAT-WEST LIFETIME 2035 FUND II
GREAT-WEST LIFETIME 2045 FUND II
GREAT-WEST LIFETIME 2055 FUND II
GREAT-WEST LOOMIS SAYLES BOND FUND
GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND
GREAT-WEST MFS INTERNATIONAL GROWTH FUND
GREAT-WEST MFS INTERNATIONAL VALUE FUND
GREAT-WEST MODERATE PROFILE I FUND
GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND
GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND
GREAT-WEST MONEY MARKET FUND
GREAT-WEST PUTNAM EQUITY INCOME FUND
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
GREAT-WEST REAL ESTATE INDEX FUND
GREAT-WEST S&P 500® INDEX FUND
GREAT-WEST S&P MID CAP 400® INDEX FUND
GREAT-WEST S&P SMALL CAP 600® INDEX FUND
GREAT-WEST SECUREFOUNDATION BALANCED FUND
GREAT-WEST SHORT DURATION BOND FUND
GREAT-WEST STOCK INDEX FUND
GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND
GREAT-WEST TEMPLETON GLOBAL BOND FUND
GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND
INVESCO V.I. CORE EQUITY FUND
INVESCO V.I. GLOBAL REAL ESTATE FUND
INVESCO V.I. GROWTH & INCOME FUND
INVESCO V.I. INTERNATIONAL GROWTH FUND
INVESCO V.I. SMALL CAP EQUITY FUND
JANUS ASPEN BALANCED PORTFOLIO
JANUS ASPEN FLEXIBLE BOND PORTFOLIO

VARIABLE ANNUITY-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY APPENDIX A (Concluded)
JANUS ASPEN OVERSEAS PORTFOLIO INSTITUTIONAL SHARES
JANUS ASPEN OVERSEAS PORTFOLIO SERVICE SHARES
JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO
LAZARD RETIREMENT US SMALL-MID CAP EQUITY PORTFOLIO
LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO
NVIT DEVELOPING MARKETS FUND
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
PIMCO VIT COMMODITY REALRETURN STRATEGY PORTFOLIO
PIMCO VIT LOW DURATION PORTFOLIO
PIMCO VIT REAL RETURN PORTFOLIO
PIMCO VIT TOTAL RETURN PORTFOLIO
PUTNAM VT AMERICAN GOVERNMENT INCOME FUND
PROFUND VP BEAR
PROFUND VP MONEY MARKET
PROFUND VP REAL ESTATE
PROFUND VP SHORT NASDAQ-100
PROFUND VP SHORT SMALL-CAP
PROFUND VP U.S. GOVERNMENT PLUS
PROFUND VP ULTRABULL
PROFUND VP ULTRAMID-CAP
PROFUND VP ULTRANASDAQ-100
PROFUND VP ULTRASMALL-CAP
PUTNAM VT CAPITAL OPPORTUNITIES FUND
PUTNAM VT INTERNATIONAL GROWTH FUND
PUTNAM VT VOYAGER FUND

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	ALGER CAPITAL APPRECIATION PORTFOLIO	ALGER LARGE CAP GROWTH PORTFOLIO	ALGER MID CAP GROWTH PORTFOLIO	ALGER SMALL CAP GROWTH PORTFOLIO	AMERICAN CENTURY INVESTMENTS VP INFLATION PROTECTION FUND	AMERICAN CENTURY INVESTMENTS VP MID CAP VALUE FUND

ASSETS:
Investments at fair value (1)	$2,228,003	$1,480,447	$2,720,778	$515,063	$110,039	$542,411
Investment income due and accrued
Receivable for investments sold	2,027		1,790
Purchase payments receivable

Total assets	2,230,030	1,480,447	2,722,568	515,063	110,039	542,411

LIABILITIES:
Payable for investments purchased
Redemptions payable	2,027		1,790
Due to Great West Life & Annuity Insurance Company	431	285	509	58	7	22

Total liabilities	2,458	285	2,299	58	7	22

NET ASSETS	$2,227,572	$1,480,162	$2,720,269	$515,005	$110,032	$542,389

NET ASSETS REPRESENTED BY:
Accumulation units	$2,227,572	$1,480,162	$2,720,269.00	$515,005	$110,032	$542,389

ACCUMULATION UNITS OUTSTANDING	23,531	14,523	37,080	20,975	11,003	31,661

UNIT VALUE (ACCUMULATION)	$94.67	$101.92	$73.36	$24.55	$10.00	$17.13

(1) Cost of investments:	$1,288,396	$953,664	$2,268,873	$566,983	$111,836	$481,183
Shares of investments:	31,226	25,199	137,274	17,307	10,591	27,325

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	BLACKROCK GLOBAL ALLOCATION VI FUND	BLACKROCK HIGH YIELD VI FUND	COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND	COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND - CLASS 1	COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND - CLASS 2	COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND

ASSETS:
Investments at fair value (1)	$162,248	$149,096	$666,038	$4,020,875	$46,404	$202,419
Investment income due and accrued		661
Receivable for investments sold				3,394
Purchase payments receivable

Total assets	162,248	149,757	666,038	4,024,269	46,404	202,419

LIABILITIES:
Payable for investments purchased
Redemptions payable				3,394
Due to Great West Life & Annuity Insurance Company	20	9	128	776	9	8

Total liabilities	20	9	128	4,170	9	8

NET ASSETS	$162,228	$149,748	$665,910	$4,020,099	$46,395	$202,411

NET ASSETS REPRESENTED BY:
Accumulation units	$162,228	$149,748	$665,910.00	$4,020,099	$46,395	$202,411

ACCUMULATION UNITS OUTSTANDING	16,150	15,204	43,419	268,066	1,411	13,517

UNIT VALUE (ACCUMULATION)	$10.05	$9.85	$15.34	$15.00	$32.88	$14.97

(1) Cost of investments:	$178,608	$154,300	$420,659	$2,887,904	$36,121	$221,741
Shares of investments:	11,450	20,067	34,367	134,074	1,595	11,043

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	DELAWARE VIP EMERGING MARKETS SERIES	DELAWARE VIP REIT SERIES	DELAWARE VIP SMALL CAP VALUE SERIES	DEUTSCHE CAPITAL GROWTH VIP	DEUTSCHE GLOBAL SMALL CAP VIP	DEUTSCHE LARGE CAP VALUE VIP

ASSETS:
Investments at fair value (1)	$563,487	$157,285	$381,203	$377,190	$37,651	$622,915
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	563,487	157,285	381,203	377,190	37,651	622,915

LIABILITIES:
Payable for investments purchased
Redemptions payable
Due to Great West Life & Annuity Insurance Company	23	9	18	23	2	24

Total liabilities	23	9	18	23	2	24

NET ASSETS	$563,464	$157,276	$381,185	$377,167	$37,649	$622,891

NET ASSETS REPRESENTED BY:
Accumulation units	$563,464	$157,276	$381,185.00	$377,167	$37,649	$622,891

ACCUMULATION UNITS OUTSTANDING	50,568	10,698	25,000	23,187	2,665	40,775

UNIT VALUE (ACCUMULATION)	$11.14	$14.70	$15.25	$16.27	$14.13	$15.28

(1) Cost of investments:	$610,844	$140,942	$368,108	$350,542	$43,624	$579,964
Shares of investments:	28,926	10,167	9,511	12,640	2,635	35,800

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	DEUTSCHE SMALL MID CAP VALUE VIP	DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO	DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC	DREYFUS VIF APPRECIATION PORTFOLIO - INITIAL SHARES	DREYFUS VIF APPRECIATION PORTFOLIO - SERVICE SHARES	DREYFUS VIF GROWTH AND INCOME PORTFOLIO

ASSETS:
Investments at fair value (1)	$217,883	$240,465	$388,533	$343,214	$316,686	$436,258
Investment income due and accrued				1,629	1,312	814
Receivable for investments sold			2,697
Purchase payments receivable

Total assets	217,883	240,465	391,230	344,843	317,998	437,072

LIABILITIES:
Payable for investments purchased
Redemptions payable			2,697
Due to Great West Life & Annuity Insurance Company	8	12	76	69	16	85

Total liabilities	8	12	2,773	69	16	85

NET ASSETS	$217,875	$240,453	$388,457	$344,774	$317,982	$436,987

NET ASSETS REPRESENTED BY:
Accumulation units	$217,875	$240,453	$388,457.00	$344,774	$317,982	$436,987

ACCUMULATION UNITS OUTSTANDING	14,051	15,921	7,852	5,591	22,560	8,827

UNIT VALUE (ACCUMULATION)	$15.51	$15.10	$49.47	$61.67	$14.09	$49.51

(1) Cost of investments:	$200,276	$240,861	$217,781	$248,708	$291,704	$267,403
Shares of investments:	12,261	13,352	8,452	6,932	6,433	13,349

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO	FIDELITY VIP ASSET MANAGER PORTFOLIO	FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP HIGH INCOME PORTFOLIO

ASSETS:
Investments at fair value (1)	$67,813	$1,664,266	$1,535,434	$342,903	$2,352,466	$411,372
Investment income due and accrued
Receivable for investments sold			3,743		1,432
Purchase payments receivable

Total assets	67,813	1,664,266	1,539,177	342,903	2,353,898	411,372

LIABILITIES:
Payable for investments purchased
Redemptions payable			3,743		1,432
Due to Great West Life & Annuity Insurance Company	3	309	287	63	454	79

Total liabilities	3	309	4,030	63	1,886	79

NET ASSETS	$67,810	$1,663,957	$1,535,147	$342,840	$2,352,012	$411,293

NET ASSETS REPRESENTED BY:
Accumulation units	$67,810	$1,663,957	$1,535,147.00	$342,840	$2,352,012	$411,293

ACCUMULATION UNITS OUTSTANDING	5,487	35,466	22,940	10,110	24,072	7,829

UNIT VALUE (ACCUMULATION)	$12.36	$46.92	$66.92	$33.91	$97.71	$52.53

(1) Cost of investments:	$73,612	$1,383,612	$991,204	$261,265	$1,125,381	$441,458
Shares of investments:	6,428	97,042	41,098	10,233	37,058	74,524

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	FIDELITY VIP INDEX 500 PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MONEY MARKET PORTFOLIO	FIDELITY VIP OVERSEAS PORTFOLIO	GOLDMAN SACHS VIT LARGE CAP VALUE FUND	GOLDMAN SACHS VIT STRATEGIC GROWTH FUND

ASSETS:
Investments at fair value (1)	$1,442,373	$275,675	$754,887	$393,231	$248,076	$98,796
Investment income due and accrued			7
Receivable for investments sold			674
Purchase payments receivable

Total assets	1,442,373	275,675	755,568	393,231	248,076	98,796

LIABILITIES:
Payable for investments purchased
Redemptions payable			674
Due to Great West Life & Annuity Insurance Company	279	53	144	78	48	19

Total liabilities	279	53	818	78	48	19

NET ASSETS	$1,442,094	$275,622	$754,750	$393,153	$248,028	$98,777

NET ASSETS REPRESENTED BY:
Accumulation units	$1,442,094	$275,622	$754,750.00	$393,153	$248,028	$98,777

ACCUMULATION UNITS OUTSTANDING	5,261	8,678	50,080	11,553	13,422	5,212

UNIT VALUE (ACCUMULATION)	$274.11	$31.76	$15.07	$34.03	$18.48	$18.95

(1) Cost of investments:	$890,445	$276,304	$754,887	$340,258	$253,590	$82,654
Shares of investments:	6,930	21,554	754,887	21,028	21,780	6,114

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND	GREAT-WEST AGGRESSIVE PROFILE I FUND	GREAT-WEST ARIEL MID CAP VALUE FUND	GREAT-WEST BOND INDEX FUND	GREAT-WEST CONSERVATIVE PROFILE I FUND	GREAT-WEST FEDERATED BOND FUND

ASSETS:
Investments at fair value (1)	$68,089	$1,148,703	$249,396	$1,857,518	$1,186,634	$780,873
Investment income due and accrued
Receivable for investments sold			1,757
Purchase payments receivable

Total assets	68,089	1,148,703	251,153	1,857,518	1,186,634	780,873

LIABILITIES:
Payable for investments purchased
Redemptions payable			1,757
Due to Great West Life & Annuity Insurance Company	13	58	11	76	63	42

Total liabilities	13	58	1,768	76	63	42

NET ASSETS	$68,076	$1,148,645	$249,385	$1,857,442	$1,186,571	$780,831

NET ASSETS REPRESENTED BY:
Accumulation units	$68,076	$1,148,645	$249,385.00	$1,857,442	$1,186,571	$780,831

ACCUMULATION UNITS OUTSTANDING	3,341	72,752	13,696	174,681	100,083	72,457

UNIT VALUE (ACCUMULATION)	$20.38	$15.79	$18.21	$10.63	$11.86	$10.78

(1) Cost of investments:	$50,650	$1,233,492	$260,164	$1,855,864	$1,213,369	$783,970
Shares of investments:	3,758	109,609	153,948	135,883	140,930	72,979

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	GREAT-WEST INTERNATIONAL INDEX FUND	GREAT-WEST LIFETIME 2015 FUND II	GREAT-WEST LIFETIME 2025 FUND II	GREAT-WEST LIFETIME 2035 FUND II	GREAT-WEST LIFETIME 2055 FUND II	GREAT-WEST LOOMIS SAYLES BOND FUND

ASSETS:
Investments at fair value (1)	$1,293,968	$55,749	$1,088,998	$908,658	$124,460	$1,370,184
Investment income due and accrued
Receivable for investments sold	4,146					4,165
Purchase payments receivable

Total assets	1,298,114	55,749	1,088,998	908,658	124,460	1,374,349

LIABILITIES:
Payable for investments purchased
Redemptions payable	4,146					4,165
Due to Great West Life & Annuity Insurance Company	56	2	57	35	4	58

Total liabilities	4,202	2	57	35	4	4,223

NET ASSETS	$1,293,912	$55,747	$1,088,941	$908,623	$124,456	$1,370,126

NET ASSETS REPRESENTED BY:
Accumulation units	$1,293,912	$55,747	$1,088,941.00	$908,623	$124,456	$1,370,126

ACCUMULATION UNITS OUTSTANDING	98,048	4,378	82,795	62,371	8,460	108,575

UNIT VALUE (ACCUMULATION)	$13.20	$12.73	$13.15	$14.57	$14.71	$12.62

(1) Cost of investments:	$1,373,136	$55,637	$1,113,237	$943,059	$128,717	$1,444,436
Shares of investments:	123,470	4,057	70,852	53,545	7,211	103,802

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND	GREAT-WEST MFS INTERNATIONAL GROWTH FUND	GREAT-WEST MFS INTERNATIONAL VALUE FUND	GREAT-WEST MODERATE PROFILE I FUND	GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND	GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND

ASSETS:
Investments at fair value (1)	$146,974	$65,326	$932,561	$3,824,168	$3,756,721	$1,354,133
Investment income due and accrued
Receivable for investments sold			3,414
Purchase payments receivable

Total assets	146,974	65,326	935,975	3,824,168	3,756,721	1,354,133

LIABILITIES:
Payable for investments purchased
Redemptions payable			3,414
Due to Great West Life & Annuity Insurance Company	8	2	36	151	154	47

Total liabilities	8	2	3,450	151	154	47

NET ASSETS	$146,966	$65,324	$932,525	$3,824,017	$3,756,567	$1,354,086

NET ASSETS REPRESENTED BY:
Accumulation units	$146,966	$65,324	$932,525.00	$3,824,017	$3,756,567	$1,354,086

ACCUMULATION UNITS OUTSTANDING	9,219	4,820	69,324	282,462	265,184	105,242

UNIT VALUE (ACCUMULATION)	$15.94	$13.55	$13.45	$13.54	$14.17	$12.87

(1) Cost of investments:	$167,538	$71,674	$942,528	$3,972,511	$3,833,002	$1,398,956
Shares of investments:	6,006	5,822	84,166	422,094	384,516	151,639

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	GREAT-WEST MONEY MARKET FUND	GREAT-WEST PUTNAM EQUITY INCOME FUND	GREAT-WEST PUTNAM HIGH YIELD BOND FUND	GREAT-WEST REAL ESTATE INDEX FUND	GREAT-WEST S&P 500® INDEX FUND	GREAT-WEST S&P MID CAP 400® INDEX FUND

ASSETS:
Investments at fair value (1)	$8,230,856	$221,294	$563,549	$534,345	$7,142,357	$1,509,559
Investment income due and accrued
Receivable for investments sold					20,730	19,902
Purchase payments receivable

Total assets	8,230,856	221,294	563,549	534,345	7,163,087	1,529,461

LIABILITIES:
Payable for investments purchased
Redemptions payable					20,730	19,902
Due to Great West Life & Annuity Insurance Company	352	13	21	24	299	71

Total liabilities	352	13	21	24	21,029	19,973

NET ASSETS	$8,230,504	$221,281	$563,528	$534,321	$7,142,058	$1,509,488

NET ASSETS REPRESENTED BY:
Accumulation units	$8,230,504	$221,281	$563,528.00	$534,321	$7,142,058	$1,509,488

ACCUMULATION UNITS OUTSTANDING	829,975	17,112	45,514	46,092	429,594	93,546

UNIT VALUE (ACCUMULATION)	$9.92	$12.93	$12.38	$11.59	$16.63	16.14

(1) Cost of investments:	$8,230,856	$237,930	$583,335	$519,406	$6,667,598	$1,452,296
Shares of investments:	8,230,856	15,863	67,653	42,713	396,137	102,831

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	GREAT-WEST S&P SMALL CAP 600® INDEX FUND	GREAT-WEST SECURE-FOUNDATION BALANCED FUND	GREAT-WEST SHORT DURATION BOND FUND	GREAT-WEST STOCK INDEX FUND	GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND	GREAT-WEST TEMPLETON GLOBAL BOND FUND

ASSETS:
Investments at fair value (1)	$1,732,635	$1,116,975	$1,473,890	$1,172,442	$766,499	$658,888
Investment income due and accrued
Receivable for investments sold	21,981			6,583		2,886
Purchase payments receivable			61,287

Total assets	1,754,616	1,116,975	1,535,177	1,179,025	766,499	661,774

LIABILITIES:
Payable for investments purchased			61,287
Redemptions payable	21,981			6,583		2,886
Due to Great West Life & Annuity Insurance Company	73	151	62	48	39	32

Total liabilities	22,054	151	61,349	6,631	39	2,918

NET ASSETS	$1,732,562	$1,116,824	$1,473,828	$1,172,394	$766,460	$658,856

NET ASSETS REPRESENTED BY:
Accumulation units	$1,732,562	$1,116,824	$1,473,828.00	$1,172,394	$766,460	$658,856

ACCUMULATION UNITS OUTSTANDING	105,005	103,505	138,949	70,841	46,467	58,432

UNIT VALUE (ACCUMULATION)	$16.50	$10.79	$10.61	$16.55	$16.49	11.28

(1) Cost of investments:	$1,746,380	$1,133,741	$1,490,948	$1,154,686	$792,004	$700,439
Shares of investments:	136,967	97,128	143,096	46,415	34,920	72,886

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND	INVESCO V.I. CORE EQUITY FUND	INVESCO V.I. GLOBAL REAL ESTATE FUND	INVESCO V.I. GROWTH & INCOME FUND	INVESCO V.I. INTERNATIONAL GROWTH FUND	INVESCO V.I. SMALL CAP EQUITY FUND

ASSETS:
Investments at fair value (1)	$242,340	$163,714	$255,938	$1,053,535	$584,634	$10,802
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	242,340	163,714	255,938	1,053,535	584,634	10,802

LIABILITIES:
Payable for investments purchased
Redemptions payable
Due to Great West Life & Annuity Insurance Company	11	17	12	50	29

Total liabilities	11	17	12	50	29	—

NET ASSETS	$242,329	$163,697	$255,926	$1,053,485	$584,605	$10,802

NET ASSETS REPRESENTED BY:
Accumulation units	$242,329	$163,697	$255,926.00	$1,053,485	$584,605	$10,802

ACCUMULATION UNITS OUTSTANDING	22,944	13,267	17,485	64,914	44,512	695

UNIT VALUE (ACCUMULATION)	$10.56	$12.34	$14.64	$16.23	$13.13	15.54

(1) Cost of investments:	$238,993	$161,150	$245,938	$1,078,169	$565,200	$11,320
Shares of investments:	19,979	4,038	15,243	41,990	16,985	470

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	JANUS ASPEN BALANCED PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO	JANUS ASPEN OVERSEAS PORTFOLIO INSTITUTIONAL SHARES	JANUS ASPEN OVERSEAS PORTFOLIO SERVICE SHARES	JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO	LAZARD RETIREMENT US SMALL-MID CAP EQUITY PORTFOLIO

ASSETS:
Investments at fair value (1)	$795,689	$829,298	$182,949	$180,186	$448,927	$5,566
Investment income due and accrued
Receivable for investments sold	8,649
Purchase payments receivable

Total assets	804,338	829,298	182,949	180,186	448,927	5,566

LIABILITIES:
Payable for investments purchased
Redemptions payable	8,649
Due to Great West Life & Annuity Insurance Company	40	37	36	6	17

Total liabilities	8,689	37	36	6	17	—

NET ASSETS	$795,649	$829,261	$182,913	$180,180	$448,910	$5,566

NET ASSETS REPRESENTED BY:
Accumulation units	$795,649	$829,261	$182,913.00	$180,180	$448,910	$5,566

ACCUMULATION UNITS OUTSTANDING	57,099	73,372	8,728	16,158	30,517	346

UNIT VALUE (ACCUMULATION)	$13.93	$11.30	$20.96	$11.15	$14.71	16.09

(1) Cost of investments:	$771,709	$832,811	$249,435	$224,084	$453,146	$6,033
Shares of investments:	24,134	63,890	5,619	5,711	24,411	680

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO	NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO	NVIT DEVELOPING MARKETS FUND	OPPENHEIMER MAIN STREET SMALL CAP FUND/VA	PIMCO VIT COMMODITY REALRETURN STRATEGY PORTFOLIO	PIMCO VIT LOW DURATION PORTFOLIO

ASSETS:
Investments at fair value (1)	$33,788	$447,704	$259,433	$19,478	$101,960	$662,872
Investment income due and accrued						987
Receivable for investments sold						3,355
Purchase payments receivable

Total assets	33,788	447,704	259,433	19,478	101,960	667,214

LIABILITIES:
Payable for investments purchased
Redemptions payable						3,355
Due to Great West Life & Annuity Insurance Company	4	20	51	1	6	27

Total liabilities	4	20	51	1	6	3,382

NET ASSETS	$33,784	$447,684	$259,382	$19,477	$101,954	$663,832

NET ASSETS REPRESENTED BY:
Accumulation units	$33,784	$447,684	$259,382.00	$19,477	$101,954	$663,832

ACCUMULATION UNITS OUTSTANDING	2,993	27,293	12,018	1,718	14,417	63,243

UNIT VALUE (ACCUMULATION)	$11.29	$16.40	$21.58	$11.34	$7.07	10.50

(1) Cost of investments:	$31,882	$403,725	$360,007	$19,421	$129,579	$667,434
Shares of investments:	1,381	18,709	44,500	742	20,766	62,653

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	PIMCO VIT REAL RETURN PORTFOLIO	PIMCO VIT TOTAL RETURN PORTFOLIO	PUTNAM VT AMERICAN GOVERNMENT INCOME FUND	PUTNAM VT CAPITAL OPPORTUNITIES FUND	PUTNAM VT INTERNATIONAL GROWTH FUND	PUTNAM VT VOYAGER FUND

ASSETS:
Investments at fair value (1)	$178,239	$1,749,169	$29,788	$132,918	$34,880	$192,097
Investment income due and accrued		3,824
Receivable for investments sold		6,355
Purchase payments receivable

Total assets	178,239	1,759,348	29,788	132,918	34,880	192,097

LIABILITIES:
Payable for investments purchased
Redemptions payable		6,355
Due to Great West Life & Annuity Insurance Company	7	83	1	5	4	12

Total liabilities	7	6,438	1	5	4	12

NET ASSETS	$178,232	$1,752,910	$29,787	$132,913	$34,876	$192,085

NET ASSETS REPRESENTED BY:
Accumulation units	$178,232	$1,752,910	$29,787.00	$132,913	$34,876	$192,085

ACCUMULATION UNITS OUTSTANDING	17,838	159,867	2,836	8,379	3,265	12,492

UNIT VALUE (ACCUMULATION)	$9.99	$10.96	$10.50	$15.86	$10.68	$15.38

(1) Cost of investments:	$180,538	$1,750,897	$29,788	$136,772	$36,199	$181,932
Shares of investments:	13,914	156,176	2,982	6,437	1,858	3,490

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO	T. ROWE PRICE HEALTH SCIENCES PORTFOLIO	UNIVERSAL INSTITUTIONAL FUNDS MID CAP GROWTH PORTFOLIO	VAN ECK VIP EMERGING MARKETS FUND	VAN ECK VIP GLOBAL HARD ASSETS FUND CLASS S	VAN ECK VIP GLOBAL HARD ASSETS FUND INITIAL CLASS

ASSETS:
Investments at fair value (1)	$524,925	$870,645	$26,407	$208,160	$58,229	$155,935
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	524,925	870,645	26,407	208,160	58,229	155,935

LIABILITIES:
Payable for investments purchased
Redemptions payable
Due to Great West Life & Annuity Insurance Company	28	36	1	40	6	30

Total liabilities	28	36	1	40	6	30

NET ASSETS	$524,897	$870,609	$26,406	$208,120	$58,223	$155,905

NET ASSETS REPRESENTED BY:
Accumulation units	$524,897	$870,609	$26,406.00	$208,120	$58,223	$155,905

ACCUMULATION UNITS OUTSTANDING	46,778	36,192	1,770	6,651	7,136	3,733

UNIT VALUE (ACCUMULATION)	$11.22	$24.06	$14.92	$31.29	$8.16	$41.76

(1) Cost of investments:	$509,775	$831,750	$30,566	$219,191	$70,526	$194,910
Shares of investments:	25,999	24,018	2,104	16,074	2,363	6,146

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

INVESTMENT DIVISIONS
VAN ECK VIP MULTI MANAGER ALTERNATIVES FUND

ASSETS:
Investments at fair value (1)	$599
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	599

LIABILITIES:
Payable for investments purchased
Redemptions payable
Due to Great West Life & Annuity Insurance Company

Total liabilities

NET ASSETS	$599

NET ASSETS REPRESENTED BY:
Accumulation units	$599

ACCUMULATION UNITS OUTSTANDING	58

UNIT VALUE (ACCUMULATION)	$10.33

(1) Cost of investments:	$596
Shares of investments:	59

The accompanying notes are an integral part of these financial statements.	(Concluded)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	ALGER CAPITAL APPRECIATION PORTFOLIO	ALGER LARGE CAP GROWTH PORTFOLIO		ALGER MID CAP GROWTH PORTFOLIO		ALGER SMALL CAP GROWTH PORTFOLIO	AMERICAN CENTURY INVESTMENTS VP INFLATION PROTECTION FUND	AMERICAN CENTURY INVESTMENTS VP MID CAP VALUE FUND
INVESTMENT INCOME:
Dividends	$2,028	$2,287	$		$		$2,244	$4,648

EXPENSES:
Mortality and expense risk	27,996	18,436		34,430		4,613	434	1,355
Administrative charges	3,293	2,136		2,936		363

Total expenses	31,289	20,572		37,366		4,976	434	1,355

NET INVESTMENT INCOME (LOSS)	(29,261)	(18,285)		(37,366)		(4,976)	1,810	3,293

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	209,429	92,468		50,937		(105,094)	(3,061)	14,823
Realized gain on distributions	324,280	231,743				47,427	401	25,513

Net realized gain (loss) on investments	533,709	324,211		50,937		(57,667)	(2,660)	40,336

Change in net unrealized appreciation (depreciation)
on investments	(247,684)	(175,272)		162,669		(11,414)	3,140	24,075

Net realized and unrealized gain (loss) on investments	286,025	148,939		213,606		(69,081)	480	64,411

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$256,764	$130,654		$176,240		$(74,057)	$2,290	$67,704

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	BLACKROCK GLOBAL ALLOCATION VI FUND	BLACKROCK HIGH YIELD VI FUND		COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND		COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND - CLASS 1		COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND - CLASS 2	COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND
	(1)	(2)
INVESTMENT INCOME:
Dividends	$3,466	$2,011	$		$		$		$861

EXPENSES:
Mortality and expense risk	180	162		10,261		48,885		465	359
Administrative charges				1,188		5,589		55

Total expenses	180	162		11,449		54,474		520	359

NET INVESTMENT INCOME (LOSS)	3,286	1,849		(11,449)		(54,474)		(520)	502

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	827	(266)		103,612		179,914		1,221	(62)
Realized gain on distributions	12,406	784				331,059		3,285	22,680

Net realized gain (loss) on investments	13,233	518		103,612		510,973		4,506	22,618

Change in net unrealized appreciation (depreciation)
on investments	(16,360)	(5,204)		(62,699)		377,670		4,000	(19,370)

Net realized and unrealized gain (loss) on investments	(3,127)	(4,686)		40,913		888,643		8,506	3,248

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$159	$(2,837)		$29,464		$834,169		$7,986	$3,750

(1) For the period August 12, 2014 to December 31, 2014.
(2) For the period June 25, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	DELAWARE VIP EMERGING MARKETS SERIES	DELAWARE VIP REIT SERIES	DELAWARE VIP SMALL CAP VALUE SERIES	DEUTSCHE CAPITAL GROWTH VIP	DEUTSCHE GLOBAL SMALL CAP VIP	DEUTSCHE LARGE CAP VALUE VIP
INVESTMENT INCOME:
Dividends	$1,550	$2,197	$814	$811	$544	$3,837

EXPENSES:
Mortality and expense risk	1,306	496	924	1,066	225	1,190
Administrative charges

Total expenses	1,306	496	924	1,066	225	1,190

NET INVESTMENT INCOME (LOSS)	244	1,701	(110)	(255)	319	2,647

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	1,960	13,468	(183)	131	(9,599)	9,777
Realized gain on distributions	1,458		20,729	15,141	9,570

Net realized gain (loss) on investments	3,418	13,468	20,546	15,272	(29)	9,777

Change in net unrealized appreciation (depreciation)
on investments	(61,791)	19,116	(5,197)	21,949	(8,151)	29,452

Net realized and unrealized gain (loss) on investments	(58,373)	32,584	15,349	37,221	(8,180)	39,229

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(58,129)	$34,285	$15,239	$36,966	$(7,861)	$41,876

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	DEUTSCHE SMALL MID CAP VALUE VIP		DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO	DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC	DREYFUS VIF APPRECIATION PORTFOLIO - INITIAL SHARES	DREYFUS VIF APPRECIATION PORTFOLIO - SERVICE SHARES	DREYFUS VIF GROWTH AND INCOME PORTFOLIO
INVESTMENT INCOME:
Dividends	$596	$		$4,556	$6,209	$4,445	$3,369

EXPENSES:
Mortality and expense risk	505		1,200	5,097	4,368	974	5,388
Administrative charges				603	521		644

Total expenses	505		1,200	5,700	4,889	974	6,032

NET INVESTMENT INCOME (LOSS)	91		(1,200)	(1,144)	1,320	3,471	(2,663)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	1,058		(91,608)	33,850	24,131	2,196	19,099
Realized gain on distributions	634		54,484	29,794	8,701	7,001

Net realized gain (loss) on investments	1,692		(37,124)	63,644	32,832	9,197	19,099

Change in net unrealized appreciation (depreciation)
on investments	6,773		(4,863)	(16,294)	(12,621)	12,190	18,942

Net realized and unrealized gain (loss) on investments	8,465		(41,987)	47,350	20,211	21,387	38,041

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$8,556		$(43,187)	$46,206	$21,531	$24,858	$35,378

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO	FIDELITY VIP ASSET MANAGER PORTFOLIO	FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP HIGH INCOME PORTFOLIO
INVESTMENT INCOME:
Dividends	$2,088	$25,285	$14,291	$736	$4,356	$24,332

EXPENSES:
Mortality and expense risk	368	20,908	18,553	4,369	30,101	6,419
Administrative charges		1,641	1,423	352	3,227	750

Total expenses	368	22,549	19,976	4,721	33,328	7,169

NET INVESTMENT INCOME (LOSS)	1,720	2,736	(5,685)	(3,985)	(28,972)	17,163

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	1,793	12,615	60,989	20,462	162,909	(820)
Realized gain on distributions		76,824	29,982	317

Net realized gain (loss) on investments	1,793	89,439	90,971	20,779	162,909	(820)

Change in net unrealized appreciation (depreciation)
on investments	(11,592)	(20,204)	64,181	12,495	92,402	(10,083)

Net realized and unrealized gain (loss) on investments	(9,799)	69,235	155,152	33,274	255,311	(10,903)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(8,079)	$71,971	$149,467	$29,289	$226,339	$6,260

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	FIDELITY VIP INDEX 500 PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MONEY MARKET PORTFOLIO	FIDELITY VIP OVERSEAS PORTFOLIO	GOLDMAN SACHS VIT LARGE CAP VALUE FUND	GOLDMAN SACHS VIT STRATEGIC GROWTH FUND
INVESTMENT INCOME:
Dividends	$22,600	$6,010	$78	$5,877	$3,374	$354

EXPENSES:
Mortality and expense risk	17,018	4,982	9,762	5,749	3,175	1,366
Administrative charges	1,889	569	939	654	339	157

Total expenses	18,907	5,551	10,701	6,403	3,514	1,523

NET INVESTMENT INCOME (LOSS)	3,693	459	(10,623)	(526)	(140)	(1,169)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	67,921	(586)		9,177	6,651	14,127
Realized gain on distributions	1,255	208		119	44,566	18,351

Net realized gain (loss) on investments	69,176	(378)		9,296	51,217	32,478

Change in net unrealized appreciation (depreciation)
on investments	83,878	21,116		(53,635)	(24,328)	(20,130)

Net realized and unrealized gain (loss) on investments	153,054	20,738		(44,339)	26,889	12,348

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$156,747	$21,197	$(10,623)	$(44,865)	$26,749	$11,179

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND	GREAT-WEST AGGRESSIVE PROFILE I FUND	GREAT-WEST ARIEL MID CAP VALUE FUND	GREAT-WEST BOND INDEX FUND	GREAT-WEST CONSERVATIVE PROFILE I FUND	GREAT-WEST FEDERATED BOND FUND
INVESTMENT INCOME:
Dividends	$914	$31,160	$4,169	$26,679	$31,851	$14,576

EXPENSES:
Mortality and expense risk	825	2,149	726	3,065	2,854	1,597
Administrative charges	75

Total expenses	900	2,149	726	3,065	2,854	1,597

NET INVESTMENT INCOME (LOSS)	14	29,011	3,443	23,614	28,997	12,979

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	3,192	(403)	(7,354)	(58)	3,834	84
Realized gain on distributions	2,908	97,499	23,944	6,620	35,062

Net realized gain (loss) on investments	6,100	97,096	16,590	6,562	38,896	84

Change in net unrealized appreciation (depreciation)
on investments	3,144	(87,172)	(14,848)	22,238	(24,752)	(3,080)

Net realized and unrealized gain (loss) on investments	9,244	9,924	1,742	28,800	14,144	(2,996)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$9,258	$38,935	$5,185	$52,414	$43,141	$9,983

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	GREAT-WEST INTERNATIONAL INDEX FUND	GREAT-WEST LIFETIME 2015 FUND II	GREAT-WEST LIFETIME 2025 FUND II	GREAT-WEST LIFETIME 2035 FUND II	GREAT-WEST LIFETIME 2045 FUND II	GREAT-WEST LIFETIME 2055 FUND II
					(1)	(2)
INVESTMENT INCOME:
Dividends	$22,096	$1,514	$21,219	$15,311	$82	$1,938

EXPENSES:
Mortality and expense risk	1,923	165	2,589	1,213	32	90
Administrative charges

Total expenses	1,923	165	2,589	1,213	32	90

NET INVESTMENT INCOME (LOSS)	20,173	1,349	18,630	14,098	50	1,848

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(105)	951	(298)	4	1,306	(2)
Realized gain on distributions	1,929	1,856	36,353	30,759		2,436

Net realized gain (loss) on investments	1,824	2,807	36,055	30,763	1,306	2,434

Change in net unrealized appreciation (depreciation)
on investments	(94,286)	(411)	(28,607)	(36,460)	154	(4,257)

Net realized and unrealized gain (loss) on investments	(92,462)	2,396	7,448	(5,697)	1,460	(1,823)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(72,289)	$3,745	$26,078	$8,401	$1,510	$25

(1) For the period January 1, 2014 to June 30, 2014.
(2) For the period September 16, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	GREAT-WEST LOOMIS SAYLES BOND FUND	GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND	GREAT-WEST MFS INTERNATIONAL GROWTH FUND	GREAT-WEST MFS INTERNATIONAL VALUE FUND	GREAT-WEST MODERATE PROFILE I FUND	GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND
INVESTMENT INCOME:
Dividends	$45,210	$1,293	$896	$8,099	$111,558	$104,528

EXPENSES:
Mortality and expense risk	3,014	547	230	1,269	8,653	8,765
Administrative charges

Total expenses	3,014	547	230	1,269	8,653	8,765

NET INVESTMENT INCOME (LOSS)	42,196	746	666	6,830	102,905	95,763

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	854	(24,731)	(3,950)	549	7,378	3,387
Realized gain on distributions	45,717	21,717	3,341	2,966	232,619	264,681

Net realized gain (loss) on investments	46,571	(3,014)	(609)	3,515	239,997	268,068

Change in net unrealized appreciation (depreciation)
on investments	(76,554)	(3,747)	(6,838)	(10,247)	(157,161)	(152,953)

Net realized and unrealized gain (loss) on investments	(29,983)	(6,761)	(7,447)	(6,732)	82,836	115,115

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$12,213	$(6,015)	$(6,781)	$98	$185,741	$210,878

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND	GREAT-WEST MONEY MARKET FUND	GREAT-WEST PUTNAM EQUITY INCOME FUND	GREAT-WEST PUTNAM HIGH YIELD BOND FUND	GREAT-WEST REAL ESTATE INDEX FUND	GREAT-WEST S&P 500® INDEX FUND
			(1)		(2)
INVESTMENT INCOME:
Dividends	$33,444	$1	$3,785	$24,317	$6,532	$95,300

EXPENSES:
Mortality and expense risk	2,256	46,215	208	1,265	605	12,632
Administrative charges

Total expenses	2,256	46,215	208	1,265	605	12,632

NET INVESTMENT INCOME (LOSS)	31,188	(46,214)	3,577	23,052	5,927	82,668

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	656		1,577	544	4,685	113,076
Realized gain on distributions	51,588		17,669		13,348	77,656

Net realized gain (loss) on investments	52,244		19,246	544	18,033	190,732

Change in net unrealized appreciation (depreciation)
on investments	(50,736)		(16,636)	(21,182)	14,939	267,254

Net realized and unrealized gain (loss) on investments	1,508		2,610	(20,638)	32,972	457,986

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$32,696	$(46,214)	$6,187	$2,414	$38,899	$540,654

(1) For the period April 15, 2014 to December 31, 2014.
(2) For the period January 8, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	GREAT-WEST S&P MID CAP 400® INDEX FUND	GREAT-WEST S&P SMALL CAP 600® INDEX FUND	GREAT-WEST SECURE-FOUNDATION BALANCED FUND	GREAT-WEST SHORT DURATION BOND FUND	GREAT-WEST STOCK INDEX FUND	GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND
INVESTMENT INCOME:
Dividends	$19,645	$19,385	$11,850	$21,281	$15,811	$5,071

EXPENSES:
Mortality and expense risk	3,126	3,804	3,736	3,761	2,435	2,010
Administrative charges

Total expenses	3,126	3,804	3,736	3,761	2,435	2,010

NET INVESTMENT INCOME (LOSS)	16,519	15,581	8,114	17,520	13,376	3,061

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	21,197	23,076	1,232	(3,646)	3,492	(13,147)
Realized gain on distributions	50,406	101,205	26,241	2,286	101,301	84,645

Net realized gain (loss) on investments	71,603	124,281	27,473	(1,360)	104,793	71,498

Change in net unrealized appreciation (depreciation)
on investments	1,373	(94,340)	(17,534)	(10,461)	(16,649)	(12,651)

Net realized and unrealized gain (loss) on investments	72,976	29,941	9,939	(11,821)	88,144	58,847

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$89,495	$45,522	$18,053	$5,699	$101,520	$61,908

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	GREAT-WEST TEMPLETON GLOBAL BOND FUND	GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND	INVESCO V.I. CORE EQUITY FUND	INVESCO V.I. GLOBAL REAL ESTATE FUND	INVESCO V.I. GROWTH & INCOME FUND	INVESCO V.I. INTERNATIONAL GROWTH FUND
INVESTMENT INCOME:
Dividends	$27,083	$5,344	$549	$3,378	$12,935	$10,178

EXPENSES:
Mortality and expense risk	1,375	588	329	738	2,710	1,905
Administrative charges

Total expenses	1,375	588	329	738	2,710	1,905

NET INVESTMENT INCOME (LOSS)	25,708	4,756	220	2,640	10,225	8,273

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	251	110	10,592	5,357	16,353	2,603
Realized gain on distributions	8,215	176	391		101,066

Net realized gain (loss) on investments	8,466	286	10,983	5,357	117,419	2,603

Change in net unrealized appreciation (depreciation)
on investments	(40,319)	3,503	(5,115)	15,820	(45,888)	(16,995)

Net realized and unrealized gain (loss) on investments	(31,853)	3,789	5,868	21,177	71,531	(14,392)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(6,145)	$8,545	$6,088	$23,817	$81,756	$(6,119)

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
		INVESCO V.I. SMALL CAP EQUITY FUND	JANUS ASPEN BALANCED PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO	JANUS ASPEN OVERSEAS PORTFOLIO INSTITUTIONAL SHARES	JANUS ASPEN OVERSEAS PORTFOLIO SERVICE SHARES	JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO
INVESTMENT INCOME:
Dividends	$		$6,403	$18,489	$12,723	$17,680	$12,965

EXPENSES:
Mortality and expense risk		98	1,171	1,760	2,916	605	904
Administrative charges				32	337

Total expenses		98	1,171	1,792	3,253	605	904

NET INVESTMENT INCOME (LOSS)		(98)	5,232	16,697	9,470	17,075	12,061

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		815	3,017	525	(12,495)	(17,973)	(114)
Realized gain on distributions		950	6,233		15,303	21,767	29,028

Net realized gain (loss) on investments		1,765	9,250	525	2,808	3,794	28,914

Change in net unrealized appreciation (depreciation)
on investments		(10,294)	18,047	25	(43,983)	(52,284)	(11,972)

Net realized and unrealized gain (loss) on investments		(8,529)	27,297	550	(41,175)	(48,490)	16,942

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS		$(8,627)	$32,529	$17,247	$(31,705)	$(31,415)	$29,003

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
		LAZARD RETIREMENT US SMALL-MID CAP EQUITY PORTFOLIO		LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO	NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO	NVIT DEVELOPING MARKETS FUND		OPPENHEIMER MAIN STREET SMALL CAP FUND/VA	PIMCO VIT COMMODITY REALRETURN STRATEGY PORTFOLIO
				(1)				(2)
INVESTMENT INCOME:
Dividends	$		$		$487	$2,583	$		$305

EXPENSES:
Mortality and expense risk		35		59	1,374	4,301		17	477
Administrative charges						503

Total expenses		35		59	1,374	4,804		17	477

NET INVESTMENT INCOME (LOSS)		(35)		(59)	(887)	(2,221)		(17)	(172)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		(1,814)		2	854	(38,854)		(1)	4,476
Realized gain on distributions		951

Net realized gain (loss) on investments		(863)		2	854	(38,854)		(1)	4,476

Change in net unrealized appreciation (depreciation)
on investments		(449)		1,906	2,316	21,844		57	(20,442)

Net realized and unrealized gain (loss) on investments		(1,312)		1,908	3,170	(17,010)		56	(15,966)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS		$(1,347)		$1,849	$2,283	$(19,231)		$39	$(16,138)

(1) For the period September 26, 2014 to December 31, 2014.
(2) For the period July 2, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	PIMCO VIT LOW DURATION PORTFOLIO	PIMCO VIT REAL RETURN PORTFOLIO	PIMCO VIT TOTAL RETURN PORTFOLIO	PUTNAM VT AMERICAN GOVERNMENT INCOME FUND	PUTNAM VT CAPITAL OPPORTUNITIES FUND	PUTNAM VT INTERNATIONAL GROWTH FUND
INVESTMENT INCOME:
Dividends	$5,079	$3,342	$32,009	$387	$489	$19

EXPENSES:
Mortality and expense risk	1,277	686	4,522	48	408	92
Administrative charges

Total expenses	1,277	686	4,522	48	408	92

NET INVESTMENT INCOME (LOSS)	3,802	2,656	27,487	339	81	(73)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(73)	1,312	2,013	(358)	(10,602)	1,974
Realized gain on distributions					46,254

Net realized gain (loss) on investments	(73)	1,312	2,013	(358)	35,652	1,974

Change in net unrealized appreciation (depreciation)
on investments	(4,044)	(838)	17,510	660	(17,398)	(3,671)

Net realized and unrealized gain (loss) on investments	(4,117)	474	19,523	302	18,254	(1,697)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(315)	$3,130	$47,010	$641	$18,335	$(1,770)

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	PUTNAM VT VOYAGER FUND		T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO		T. ROWE PRICE HEALTH SCIENCES PORTFOLIO		UNIVERSAL INSTITUTIONAL FUNDS MID CAP GROWTH PORTFOLIO	VAN ECK VIP EMERGING MARKETS FUND		VAN ECK VIP GLOBAL HARD ASSETS FUND CLASS S
			(1)
INVESTMENT INCOME:
Dividends	$3,763	$		$		$		$1,283	$

EXPENSES:
Mortality and expense risk	975		541		2,380		317	3,064		253
Administrative charges								367

Total expenses	975		541		2,380		317	3,431		253

NET INVESTMENT INCOME (LOSS)	2,788		(541)		(2,380)		(317)	(2,148)		(253)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	26,356		2,292		48,531		(43,762)	395		5,771
Realized gain on distributions	9,656				62,186		7,470	29,279

Net realized gain (loss) on investments	36,012		2,292		110,717		(36,292)	29,674		5,771

Change in net unrealized appreciation (depreciation)
on investments	(45,265)		15,150		43,187		(5,112)	(30,988)		(13,821)

Net realized and unrealized gain (loss) on investments	(9,253)		17,442		153,904		(41,404)	(1,314)		(8,050)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(6,465)		$16,901		$151,524		$(41,721)	$(3,462)		$(8,303)

(1) For the period May 28, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	VAN ECK VIP GLOBAL HARD ASSETS FUND INITIAL CLASS		VAN ECK VIP MULTI MANAGER ALTERNATIVES FUND
INVESTMENT INCOME:
Dividends	$174	$

EXPENSES:
Mortality and expense risk	2,522		13
Administrative charges	297		1

Total expenses	2,819		14

NET INVESTMENT INCOME (LOSS)	(2,645)		(14)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	3,867		79
Realized gain on distributions			8

Net realized gain (loss) on investments	3,867		87

Change in net unrealized appreciation (depreciation)
on investments	(43,139)		(24)

Net realized and unrealized gain (loss) on investments	(39,272)		63

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(41,917)		$49

The accompanying notes are an integral part of these financial statements.	(Concluded)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	ALGER CAPITAL APPRECIATION PORTFOLIO		ALGER LARGE CAP GROWTH PORTFOLIO		ALGER MID CAP GROWTH PORTFOLIO
	2014	2013	2014	2013	2014	2013
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$(29,261)	$(22,069)	$(18,285)	$(8,296)	$(37,366)	$(26,443)
Net realized gain (loss) on investments	533,709	439,935	324,211	131,111	50,937	(19,449)
Change in net unrealized appreciation (depreciation)
on investments	(247,684)	189,698	(175,272)	265,648	162,669	796,729

Increase (decrease) in net assets resulting
from operations	256,764	607,564	130,654	388,463	176,240	750,837

CONTRACT TRANSACTIONS:
Purchase payments received	1,413	2,207	6,761	6,746	1,189	2,094
Transfers for contract benefits and terminations	(225,710)	(332,885)	(118,434)	(315,110)	(209,930)	(161,860)
Net transfers	(66,679)	(26,343)	3,208	(9,221)	(112,676)	(22,352)
Contract maintenance charges	(21)	(312)		(214)	(6)	(225)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	(290,997)	(357,333)	(108,465)	(317,799)	(321,423)	(182,343)

Total increase (decrease) in net assets	(34,233)	250,231	22,189	70,664	(145,183)	568,494

NET ASSETS:
Beginning of period	2,261,805	2,011,574	1,457,973	1,387,309	2,865,452	2,296,958

End of period	$2,227,572	$2,261,805	$1,480,162	$1,457,973	$2,720,269	$2,865,452

CHANGES IN UNITS OUTSTANDING:
Units issued	1,183	159	844	322	1,099	2,487
Units redeemed	(4,458)	(5,138)	(1,982)	(4,437)	(5,680)	(5,577)

Net increase (decrease)	(3,275)	(4,979)	(1,138)	(4,115)	(4,581)	(3,090)

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	ALGER SMALL CAP GROWTH PORTFOLIO		AMERICAN CENTURY INVESTMENTS VP INFLATION PROTECTION FUND		AMERICAN CENTURY INVESTMENTS VP MID CAP VALUE FUND
	2014	2013	2014	2013	2014	2013
						(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$(4,976)	$(4,439)	$1,810	$741	$3,293	$1,696
Net realized gain (loss) on investments	(57,667)	203,097	(2,660)	(36)	40,336	385
Change in net unrealized appreciation (depreciation)
on investments	(11,414)	(64,824)	3,140	(4,823)	24,075	37,153

Increase (decrease) in net assets resulting
from operations	(74,057)	133,834	2,290	(4,118)	67,704	39,234

CONTRACT TRANSACTIONS:
Purchase payments received	1,423	4,251	9,810		36,810	16,279
Transfers for contract benefits and terminations	(35,166)	(57,719)	(23)	(7,150)	(2,761)
Net transfers	(946,565)	1,231,285	43,994	38,985	61,324	323,799
Contract maintenance charges		(42)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	(980,308)	1,177,775	53,781	31,835	95,373	340,078

Total increase (decrease) in net assets	(1,054,365)	1,311,609	56,071	27,717	163,077	379,312

NET ASSETS:
Beginning of period	1,569,370	257,761	53,961	26,244	379,312

End of period	$515,005	$1,569,370	$110,032	$53,961	$542,389	$379,312

CHANGES IN UNITS OUTSTANDING:
Units issued	75,811	86,954	18,489	5,236	18,665	26,646
Units redeemed	(143,489)	(2,178)	(13,044)	(2,146)	(12,671)	(979)

Net increase (decrease)	(67,678)	84,776	5,445	3,090	5,994	25,667

(1) For the period January 4, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	BLACKROCK GLOBAL ALLOCATION VI FUND	BLACKROCK HIGH YIELD VI FUND	COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND
	2014	2014	2014	2013
	(1)	(2)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$3,286	$1,849	$(11,449)	$(12,294)
Net realized gain (loss) on investments	13,233	518	103,612	55,475
Change in net unrealized appreciation (depreciation)
on investments	(16,360)	(5,204)	(62,699)	285,259

Increase (decrease) in net assets resulting
from operations	159	(2,837)	29,464	328,440

CONTRACT TRANSACTIONS:
Purchase payments received		14,393
Transfers for contract benefits and terminations			(124,962)	(139,933)
Net transfers	162,069	138,192	(169,849)	(16,027)
Contract maintenance charges				(75)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	162,069	152,585	(294,811)	(156,035)

Total increase (decrease) in net assets	162,228	149,748	(265,347)	172,405

NET ASSETS:
Beginning of period			931,257	758,852

End of period	$162,228	$149,748	$665,910	$931,257

CHANGES IN UNITS OUTSTANDING:
Units issued	21,087	15,808	161	8,203
Units redeemed	(4,937)	(604)	(20,072)	(20,308)

Net increase (decrease)	16,150	15,204	(19,911)	(12,105)

(1) For the period August 12, 2014 to December 31, 2014.
(2) For the period June 25, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND - CLASS 1		COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND - CLASS 2		COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND
	2014	2013	2014	2013	2014	2013
						(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$(54,474)	$(51,495)	$(520)	$(291)	$502	$521
Net realized gain (loss) on investments	510,973	93,998	4,506	442	22,618	63
Change in net unrealized appreciation (depreciation)
on investments	377,670	758,375	4,000	4,294	(19,370)	48

Increase (decrease) in net assets resulting
from operations	834,169	800,878	7,986	4,445	3,750	632

CONTRACT TRANSACTIONS:
Purchase payments received	812	6,050
Transfers for contract benefits and terminations	(537,593)	(490,047)	(810)	(1,395)	(973)
Net transfers	(149,555)	(41,750)	16,584		197,386	1,616
Contract maintenance charges	(14)	(774)		(4)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	(686,350)	(526,521)	15,774	(1,399)	196,413	1,616

Total increase (decrease) in net assets	147,819	274,357	23,760	3,046	200,163	2,248

NET ASSETS:
Beginning of period	3,872,280	3,597,923	22,635	19,589	2,248

End of period	$4,020,099	$3,872,280	$46,395	$22,635	$202,411	$2,248

CHANGES IN UNITS OUTSTANDING:
Units issued	6,579	7,477	827		13,429	4,316
Units redeemed	(57,913)	(56,327)	(266)	(60)	(66)	(4,162)

Net increase (decrease)	(51,334)	(48,850)	561	(60)	13,363	154

(1) For the period July 15, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	DELAWARE VIP EMERGING MARKETS SERIES		DELAWARE VIP REIT SERIES		DELAWARE VIP SMALL CAP VALUE SERIES
	2014	2013	2014	2013	2014	2013
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$244	$522	$1,701	$327	$(110)	$109
Net realized gain (loss) on investments	3,418	2,552	13,468	(290)	20,546	5,390
Change in net unrealized appreciation (depreciation)
on investments	(61,791)	14,117	19,116	(3,523)	(5,197)	17,999

Increase (decrease) in net assets resulting
from operations	(58,129)	17,191	34,285	(3,486)	15,239	23,498

CONTRACT TRANSACTIONS:
Purchase payments received	91,515	10,747	22,484	12,451	15,973
Transfers for contract benefits and terminations	(20,894)	(2,778)	(22,880)	(9,879)	(4,130)
Net transfers	314,973	206,198	(19,260)	121,936	191,484	132,401
Contract maintenance charges
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	385,594	214,167	(19,656)	124,508	203,327	132,401

Total increase (decrease) in net assets	327,465	231,358	14,629	121,022	218,566	155,899

NET ASSETS:
Beginning of period	235,999	4,641	142,647	21,625	162,619	6,720

End of period	$563,464	$235,999	$157,276	$142,647	$381,185	$162,619

CHANGES IN UNITS OUTSTANDING:
Units issued	41,176	31,206	27,394	12,753	15,301	16,896
Units redeemed	(9,855)	(12,374)	(28,705)	(2,593)	(1,352)	(6,451)

Net increase (decrease)	31,321	18,832	(1,311)	10,160	13,949	10,445

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	DEUTSCHE CAPITAL GROWTH VIP		DEUTSCHE GLOBAL SMALL CAP VIP		DEUTSCHE LARGE CAP VALUE VIP
	2014	2013	2014	2013	2014	2013
				(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$(255)	$26	$319	$22	$2,647	$172
Net realized gain (loss) on investments	15,272	10,434	(29)	652	9,777	4,997
Change in net unrealized appreciation (depreciation)
on investments	21,949	4,763	(8,151)	2,178	29,452	13,477

Increase (decrease) in net assets resulting
from operations	36,966	15,223	(7,861)	2,852	41,876	18,646

CONTRACT TRANSACTIONS:
Purchase payments received		5,148	5,055		20,029	5,576
Transfers for contract benefits and terminations	(55,287)	(15,388)	(1,582)		(3,028)	(1,568)
Net transfers	336,236	41,927	14,960	24,225	385,827	142,071
Contract maintenance charges
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	280,949	31,687	18,433	24,225	402,828	146,079

Total increase (decrease) in net assets	317,915	46,910	10,572	27,077	444,704	164,725

NET ASSETS:
Beginning of period	59,252	12,342	27,077		178,187	13,462

End of period	$377,167	$59,252	$37,649	$27,077	$622,891	$178,187

CHANGES IN UNITS OUTSTANDING:
Units issued	41,904	23,561	8,665	2,010	37,900	17,191
Units redeemed	(22,643)	(20,728)	(7,782)	(228)	(9,822)	(5,743)

Net increase (decrease)	19,261	2,833	883	1,782	28,078	11,448

(1) For the period February 27, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	DEUTSCHE SMALL MID CAP VALUE VIP		DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO		DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC
	2014	2013	2014	2013	2014	2013
				(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$91	$5	$(1,200)	$(19)	$(1,144)	$(462)
Net realized gain (loss) on investments	1,692	49	(37,124)	1	63,644	18,300
Change in net unrealized appreciation (depreciation)
on investments	6,773	10,724	(4,863)	4,467	(16,294)	91,863

Increase (decrease) in net assets resulting
from operations	8,556	10,778	(43,187)	4,449	46,206	109,701

CONTRACT TRANSACTIONS:
Purchase payments received	19,617		40,536
Transfers for contract benefits and terminations			(299,730)		(73,574)	(47,191)
Net transfers	90,772	84,953	475,016	63,369	(2,938)	(115)
Contract maintenance charges						(52)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	110,389	84,953	215,822	63,369	(76,512)	(47,358)

Total increase (decrease) in net assets	118,945	95,731	172,635	67,818	(30,306)	62,343

NET ASSETS:
Beginning of period	98,930	3,199	67,818		418,763	356,420

End of period	$217,875	$98,930	$240,453	$67,818	$388,457	$418,763

CHANGES IN UNITS OUTSTANDING:
Units issued	10,395	7,295	87,325	4,551	150
Units redeemed	(3,033)	(897)	(75,955)		(1,769)	(1,208)

Net increase (decrease)	7,362	6,398	11,370	4,551	(1,619)	(1,208)

(1) For the period July 12, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	DREYFUS VIF APPRECIATION PORTFOLIO - INITIAL SHARES		DREYFUS VIF APPRECIATION PORTFOLIO - SERVICE SHARES		DREYFUS VIF GROWTH AND INCOME PORTFOLIO
	2014	2013	2014	2013	2014	2013
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$1,320	$2,061	$3,471	$2,041	$(2,663)	$(2,064)
Net realized gain (loss) on investments	32,832	12,057	9,197	1,343	19,099	23,985
Change in net unrealized appreciation (depreciation)
on investments	(12,621)	52,347	12,190	12,999	18,942	102,185

Increase (decrease) in net assets resulting
from operations	21,531	66,465	24,858	16,383	35,378	124,106

CONTRACT TRANSACTIONS:
Purchase payments received			71,070	5,697	2,607	3,000
Transfers for contract benefits and terminations	(48,538)	(49,061)	(4,236)	(1,480)	(51,270)	(73,545)
Net transfers	(7,914)		73,744	118,644	19,599	(1,248)
Contract maintenance charges		(42)				(67)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	(56,452)	(49,103)	140,578	122,861	(29,064)	(71,860)

Total increase (decrease) in net assets	(34,921)	17,362	165,436	139,244	6,314	52,246

NET ASSETS:
Beginning of period	379,695	362,333	152,546	13,302	430,673	378,427

End of period	$344,774	$379,695	$317,982	$152,546	$436,987	$430,673

CHANGES IN UNITS OUTSTANDING:
Units issued	555		14,169	14,903	510	594
Units redeemed	(1,523)	(907)	(3,236)	(4,496)	(1,126)	(2,340)

Net increase (decrease)	(968)	(907)	10,933	10,407	(616)	(1,746)

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO		FIDELITY VIP ASSET MANAGER PORTFOLIO		FIDELITY VIP CONTRAFUND PORTFOLIO
	2014	2013	2014	2013	2014	2013
		(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$1,720	$275	$2,736	$2,928	$(5,685)	$(4,222)
Net realized gain (loss) on investments	1,793	56	89,439	41,571	90,971	39,844
Change in net unrealized appreciation (depreciation)
on investments	(11,592)	5,793	(20,204)	172,481	64,181	332,122

Increase (decrease) in net assets resulting
from operations	(8,079)	6,124	71,971	216,980	149,467	367,744

CONTRACT TRANSACTIONS:
Purchase payments received	22,487	14,696	2,699	2,699	1,413	8,351
Transfers for contract benefits and terminations	(1,692)		(57,652)	(242,162)	(172,016)	(161,216)
Net transfers	(7,941)	42,215	10,386	(50,364)	26,979	(11,320)
Contract maintenance charges				(208)		(363)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	12,854	56,911	(44,567)	(290,035)	(143,624)	(164,548)

Total increase (decrease) in net assets	4,775	63,035	27,404	(73,055)	5,843	203,196

NET ASSETS:
Beginning of period	63,035		1,636,553	1,709,608	1,529,304	1,326,108

End of period	$67,810	$63,035	$1,663,957	$1,636,553	$1,535,147	$1,529,304

CHANGES IN UNITS OUTSTANDING:
Units issued	11,105	4,779	303	141	470	275
Units redeemed	(10,214)	(183)	(1,262)	(7,135)	(2,780)	(3,392)

Net increase (decrease)	891	4,596	(959)	(6,994)	(2,310)	(3,117)

(1) For the period January 4, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO		FIDELITY VIP GROWTH PORTFOLIO		FIDELITY VIP HIGH INCOME PORTFOLIO
	2014	2013	2014	2013	2014	2013
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$(3,985)	$(1,944)	$(28,972)	$(24,882)	$17,163	$33,654
Net realized gain (loss) on investments	20,779	2,117	162,909	197,495	(820)	(1,214)
Change in net unrealized appreciation (depreciation)
on investments	12,495	62,262	92,402	492,301	(10,083)	1,904

Increase (decrease) in net assets resulting
from operations	29,289	62,435	226,339	664,914	6,260	34,344

CONTRACT TRANSACTIONS:
Purchase payments received			1,299	9,157	57	47
Transfers for contract benefits and terminations	(59,592)	(8,895)	(233,962)	(508,288)	(353,798)	(71,287)
Net transfers	48,334	150,516	(30,567)	3,511	(11,304)	(30,116)
Contract maintenance charges		(37)		(256)		(66)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	(11,258)	141,584	(263,230)	(495,876)	(365,045)	(101,422)

Total increase (decrease) in net assets	18,031	204,019	(36,891)	169,038	(358,785)	(67,078)

NET ASSETS:
Beginning of period	324,809	120,790	2,388,903	2,219,865	770,078	837,156

End of period	$342,840	$324,809	$2,352,012	$2,388,903	$411,293	$770,078

CHANGES IN UNITS OUTSTANDING:
Units issued	3,527	5,907	510	377		247
Units redeemed	(4,026)	(652)	(3,293)	(6,996)	(6,756)	(2,175)

Net increase (decrease)	(499)	5,255	(2,783)	(6,619)	(6,756)	(1,928)

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	FIDELITY VIP INDEX 500 PORTFOLIO		FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO		FIDELITY VIP MONEY MARKET PORTFOLIO
	2014	2013	2014	2013	2014	2013
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$3,693	$5,427	$459	$5,140	$(10,623)	$(13,311)
Net realized gain (loss) on investments	69,176	86,400	(378)	8,332
Change in net unrealized appreciation (depreciation)
on investments	83,878	258,420	21,116	(34,027)

Increase (decrease) in net assets resulting
from operations	156,747	350,247	21,197	(20,555)	(10,623)	(13,311)

CONTRACT TRANSACTIONS:
Purchase payments received	58	1,049	812	6,000		6,999
Transfers for contract benefits and terminations	(169,835)	(263,521)	(322,155)	(125,133)	(204,464)	(249,264)
Net transfers	75,695	55,024	(2,275)	(24,387)	209,197	(57,842)
Contract maintenance charges		(123)		(115)	(7)	(260)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	(94,082)	(207,571)	(323,618)	(143,635)	4,726	(300,367)

Total increase (decrease) in net assets	62,665	142,676	(302,421)	(164,190)	(5,897)	(313,678)

NET ASSETS:
Beginning of period	1,379,429	1,236,753	578,043	742,233	760,647	1,074,325

End of period	$1,442,094	$1,379,429	$275,622	$578,043	$754,750	$760,647

CHANGES IN UNITS OUTSTANDING:
Units issued	429	362	466	191	21,840	28,501
Units redeemed	(808)	(1,315)	(10,804)	(4,767)	(21,538)	(47,893)

Net increase (decrease)	(379)	(953)	(10,338)	(4,576)	302	(19,392)

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	FIDELITY VIP OVERSEAS PORTFOLIO		GOLDMAN SACHS VIT LARGE CAP VALUE FUND		GOLDMAN SACHS VIT STRATEGIC GROWTH FUND
	2014	2013	2014	2013	2014	2013
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$(526)	$(252)	$(140)	$(513)	$(1,169)	$(988)
Net realized gain (loss) on investments	9,296	8,423	51,217	49,511	32,478	8,571
Change in net unrealized appreciation (depreciation)
on investments	(53,635)	107,290	(24,328)	27,481	(20,130)	21,046

Increase (decrease) in net assets resulting
from operations	(44,865)	115,461	26,749	76,479	11,179	28,629

CONTRACT TRANSACTIONS:
Purchase payments received			811	751
Transfers for contract benefits and terminations	(55,375)	(46,670)	(7,071)	(38,440)	(453)	(711)
Net transfers	1,340	(8,833)	(80,359)	29,667	(46,569)	15,885
Contract maintenance charges		(76)		(38)		(7)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	(54,035)	(55,579)	(86,619)	(8,060)	(47,022)	15,167

Total increase (decrease) in net assets	(98,900)	59,882	(59,870)	68,419	(35,843)	43,796

NET ASSETS:
Beginning of period	492,053	432,171	307,898	239,479	134,620	90,824

End of period	$393,153	$492,053	$248,028	$307,898	$98,777	$134,620

CHANGES IN UNITS OUTSTANDING:
Units issued	37		49	7,506	195	1,794
Units redeemed	(1,595)	(1,698)	(5,202)	(7,914)	(2,954)	(850)

Net increase (decrease)	(1,558)	(1,698)	(5,153)	(408)	(2,759)	944

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND		GREAT-WEST AGGRESSIVE PROFILE I FUND		GREAT-WEST ARIEL MID CAP VALUE FUND
	2014	2013	2014	2013	2014	2013
						(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$14	$24	$29,011	$4,110	$3,443	$7,112
Net realized gain (loss) on investments	6,100	1,347	97,096	27,586	16,590	28,493
Change in net unrealized appreciation (depreciation)
on investments	3,144	11,711	(87,172)	2,104	(14,848)	4,080

Increase (decrease) in net assets resulting
from operations	9,258	13,082	38,935	33,800	5,185	39,685

CONTRACT TRANSACTIONS:
Purchase payments received	2,037	1,973	40,833		62,612	50,099
Transfers for contract benefits and terminations	(405)	(967)			(60,802)	(89,004)
Net transfers	(3,803)	12,542	780,331	238,427	(581,786)	823,396
Contract maintenance charges		(2)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	(2,171)	13,546	821,164	238,427	(579,976)	784,491

Total increase (decrease) in net assets	7,087	26,628	860,099	272,227	(574,791)	824,176

NET ASSETS:
Beginning of period	60,989	34,361	288,546	16,319	824,176

End of period	$68,076	$60,989	$1,148,645	$288,546	$249,385	$824,176

CHANGES IN UNITS OUTSTANDING:
Units issued	691	1,268	61,265	24,167	26,147	62,179
Units redeemed	(801)	(453)	(8,123)	(5,983)	(60,779)	(13,851)

Net increase (decrease)	(110)	815	53,142	18,184	(34,632)	48,328

(1) For the period January 29, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	GREAT-WEST BOND INDEX FUND		GREAT-WEST CONSERVATIVE PROFILE I FUND		GREAT-WEST FEDERATED BOND FUND
	2014	2013	2014	2013	2014	2013
						(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$23,614	$8,119	$28,997	$9,414	$12,979	$10
Net realized gain (loss) on investments	6,562	2,840	38,896	19,018	84
Change in net unrealized appreciation (depreciation)
on investments	22,238	(19,922)	(24,752)	(1,983)	(3,080)	(17)

Increase (decrease) in net assets resulting
from operations	52,414	(8,963)	43,141	26,449	9,983	(7)

CONTRACT TRANSACTIONS:
Purchase payments received	108,182	144,055	6,783	110,644	35,536
Transfers for contract benefits and terminations	(21,365)				(1,996)
Net transfers	1,060,226	419,430	483,624	515,920	735,115	2,200
Contract maintenance charges
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	1,147,043	563,485	490,407	626,564	768,655	2,200

Total increase (decrease) in net assets	1,199,457	554,522	533,548	653,013	778,638	2,193

NET ASSETS:
Beginning of period	657,985	103,463	653,023	10	2,193

End of period	$1,857,442	$657,985	$1,186,571	$653,023	$780,831	$2,193

CHANGES IN UNITS OUTSTANDING:
Units issued	120,612	55,252	90,886	64,268	72,964	213
Units redeemed	(11,151)		(47,127)	(7,945)	(720)

Net increase (decrease)	109,461	55,252	43,759	56,323	72,244	213

(1)	For the period November 25, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	GREAT-WEST INTERNATIONAL INDEX FUND		GREAT-WEST LIFETIME 2015 FUND II		GREAT-WEST LIFETIME 2025 FUND II
	2014	2013	2014	2013	2014	2013
		(1)		(2)		(3)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$20,173	$3,991	$1,349	$955	$18,630	$8,512
Net realized gain (loss) on investments	1,824	561	2,807	1,532	36,055	9,520
Change in net unrealized appreciation (depreciation)
on investments	(94,286)	15,118	(411)	523	(28,607)	4,368

Increase (decrease) in net assets resulting
from operations	(72,289)	19,670	3,745	3,010	26,078	22,400

CONTRACT TRANSACTIONS:
Purchase payments received	72,254	48,018			8,999	137,469
Transfers for contract benefits and terminations	(66,474)		(25,659)		(58,000)
Net transfers	1,161,358	131,375	24,956	49,695	672,648	279,347
Contract maintenance charges
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	1,167,138	179,393	(703)	49,695	623,647	416,816

Total increase (decrease) in net assets	1,094,849	199,063	3,042	52,705	649,725	439,216

NET ASSETS:
Beginning of period	199,063		52,705		439,216

End of period	$1,293,912	$199,063	$55,747	$52,705	$1,088,941	$439,216

CHANGES IN UNITS OUTSTANDING:
Units issued	89,347	16,460	2,045	4,378	53,125	48,797
Units redeemed	(5,321)	(2,438)	(2,045)		(4,546)	(14,581)

Net increase (decrease)	84,026	14,022		4,378	48,579	34,216

(1) For the period February 6, 2013 to December 31, 2013.
(2) For the period July 5, 2013 to December 31, 2013.
(3) For the period June 11, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

		INVESTMENT DIVISIONS
		GREAT-WEST LIFETIME 2035 FUND II			GREAT-WEST LIFETIME 2045 FUND II		GREAT-WEST LIFETIME 2055 FUND II
		2014	2013		2014	2013	2014		2013
			(1)		(2)	(3)	(4)		(5)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
	Net investment gain (loss)	$14,098	$2,764		$50	$621	$1,848		$48
	Net realized gain (loss) on investments	30,763	2,282		1,306	1,908	2,434		5,363
	Change in net unrealized appreciation (depreciation)
	on investments	(36,460)	2,059		154	(154)	(4,257)

	Increase (decrease) in net assets resulting
	from operations	8,401	7,105		1,510	2,375	25		5,411

CONTRACT TRANSACTIONS:
	Purchase payments received
	Transfers for contract benefits and terminations
	Net transfers	751,300	141,817		(27,098)	23,213	124,431		(5,411)
	Contract maintenance charges
	Adjustments to net assets allocated to contracts
	in payout phase

	Increase (decrease) in net assets resulting from
	contract transactions	751,300	141,817		(27,098)	23,213	124,431		(5,411)

	Total increase (decrease) in net assets	759,701	148,922		(25,588)	25,588	124,456

NET ASSETS:
	Beginning of period	148,922			25,588

	End of period	$908,623	$148,922	$		$25,588	$124,456	$

CHANGES IN UNITS OUTSTANDING:
	Units issued	51,508	11,752			5,659	8,460		8,779
	Units redeemed		(889)		(1,826)	(3,833)			(8,779)

	Net increase (decrease)	51,508	10,863		(1,826)	1,826	8,460

(1)	For the period April 17, 2013 to December 31, 2013.
(2)	For the period January 1, 2014 to June 30, 2014.
(3)	For the period April 17, 2013 to December 31, 2013.
(4)	For the period September 16, 2014 to December 31, 2014.
(5)	For the period January 29, 2013 to October 4, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	GREAT-WEST LOOMIS SAYLES BOND FUND		GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND		GREAT-WEST MFS INTERNATIONAL GROWTH FUND
	2014	2013	2014	2013	2014	2013
				(1)		(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$42,196	$10,769	$746	$1,711	$666	$278
Net realized gain (loss) on investments	46,571	4,648	(3,014)	33,473	(609)	3,821
Change in net unrealized appreciation (depreciation)
on investments	(76,554)	2,345	(3,747)	(16,817)	(6,838)	490

Increase (decrease) in net assets resulting
from operations	12,213	17,762	(6,015)	18,367	(6,781)	4,589

CONTRACT TRANSACTIONS:
Purchase payments received	386,646	37,090	58,618			2
Transfers for contract benefits and terminations	(20,346)	(14,840)	(1,907)		(286)
Net transfers	462,225	468,658	(313,975)	391,878	36,798	31,002
Contract maintenance charges
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	828,525	490,908	(257,264)	391,878	36,512	31,004

Total increase (decrease) in net assets	840,738	508,670	(263,279)	410,245	29,731	35,593

NET ASSETS:
Beginning of period	529,388	20,718	410,245		35,593

End of period	$1,370,126	$529,388	$146,966	$410,245	$65,324	$35,593

CHANGES IN UNITS OUTSTANDING:
Units issued	71,416	42,376	4,853	30,193	6,408	8,531
Units redeemed	(5,769)	(1,258)	(22,467)	(3,360)	(4,067)	(6,052)

Net increase (decrease)	65,647	41,118	(17,614)	26,833	2,341	2,479

(1) For the period January 30, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	GREAT-WEST MFS INTERNATIONAL VALUE FUND		GREAT-WEST MODERATE PROFILE I FUND		GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND
	2014	2013	2014	2013	2014	2013
		(1)				(2)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$6,830	$1,118	$102,905	$58,642	$95,763	$34,380
Net realized gain (loss) on investments	3,515	425	239,997	79,589	268,068	116,389
Change in net unrealized appreciation (depreciation)
on investments	(10,247)	280	(157,161)	11,487	(152,953)	76,672

Increase (decrease) in net assets resulting
from operations	98	1,823	185,741	149,718	210,878	227,441

CONTRACT TRANSACTIONS:
Purchase payments received	104,254	240	41,259	465,697	153,407	984,714
Transfers for contract benefits and terminations	(6,104)		(69,762)	(85,807)	(51,040)
Net transfers	777,006	55,208	1,480,986	1,579,126	988,527	1,242,640
Contract maintenance charges
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	875,156	55,448	1,452,483	1,959,016	1,090,894	2,227,354

Total increase (decrease) in net assets	875,254	57,271	1,638,224	2,108,734	1,301,772	2,454,795

NET ASSETS:
Beginning of period	57,271		2,185,793	77,059	2,454,795

End of period	$932,525	$57,271	$3,824,017	$2,185,793	$3,756,567	$2,454,795

CHANGES IN UNITS OUTSTANDING:
Units issued	69,890	9,016	146,395	176,169	87,347	206,642
Units redeemed	(4,848)	(4,734)	(34,112)	(12,938)	(4,342)	(24,463)

Net increase (decrease)	65,042	4,282	112,283	163,231	83,005	182,179

(1) For the period January 30, 2013 to December 31, 2013.
(2) For the period February 4, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND		GREAT-WEST MONEY MARKET FUND		GREAT-WEST PUTNAM EQUITY INCOME FUND
	2014	2013	2014	2013	2014
					(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$31,188	$7,428	$(46,214)	$(14,081)	$3,577
Net realized gain (loss) on investments	52,244	15,158			19,246
Change in net unrealized appreciation (depreciation)
on investments	(50,736)	6,394			(16,636)

Increase (decrease) in net assets resulting
from operations	32,696	28,980	(46,214)	(14,081)	6,187

CONTRACT TRANSACTIONS:
Purchase payments received		144,906	31,295,197	40,208,162	42,934
Transfers for contract benefits and terminations	(105,300)	(45,801)	(13,487,357)	(10,693,785)
Net transfers	1,013,225	161,049	(19,057,393)	(22,335,663)	172,160
Contract maintenance charges
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	907,925	260,154	(1,249,553)	7,178,714	215,094

Total increase (decrease) in net assets	940,621	289,134	(1,295,767)	7,164,633	221,281

NET ASSETS:
Beginning of period	413,465	124,331	9,526,271	2,361,638

End of period	$1,354,086	$413,465	$8,230,504	$9,526,271	$221,281

CHANGES IN UNITS OUTSTANDING:
Units issued	79,745	26,637	5,115,591	4,236,330	21,625
Units redeemed	(8,355)	(4,140)	(5,243,510)	(3,515,203)	(4,513)

Net increase (decrease)	71,390	22,497	(127,919)	721,127	17,112

(1) For the period April 15, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	GREAT-WEST PUTNAM HIGH YIELD BOND FUND		GREAT-WEST REAL ESTATE INDEX FUND	GREAT-WEST S&P 500® INDEX FUND
	2014	2013	2014	2014	2013
			(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$23,052	$9,857	$5,927	$82,668	$26,071
Net realized gain (loss) on investments	544	24	18,033	190,732	35,373
Change in net unrealized appreciation (depreciation)
on investments	(21,182)	1,414	14,939	267,254	206,723

Increase (decrease) in net assets resulting
from operations	2,414	11,295	38,899	540,654	268,167

CONTRACT TRANSACTIONS:
Purchase payments received	58,033	27,588		396,795	493,347
Transfers for contract benefits and terminations	(3,467)	(3,707)	(18,180)	(153,869)	(7,640)
Net transfers	228,000	239,775	513,602	4,248,066	1,290,856
Contract maintenance charges
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	282,566	263,656	495,422	4,490,992	1,776,563

Total increase (decrease) in net assets	284,980	274,951	534,321	5,031,646	2,044,730

NET ASSETS:
Beginning of period	278,548	3,597		2,110,412	65,682

End of period	$563,528	$278,548	$534,321	$7,142,058	$2,110,412

CHANGES IN UNITS OUTSTANDING:
Units issued	26,651	23,486	80,742	411,051	161,743
Units redeemed	(3,966)	(973)	(34,650)	(123,827)	(25,191)

Net increase (decrease)	22,685	22,513	46,092	287,224	136,552

(1) For the period January 8, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	GREAT-WEST S&P MID CAP 400® INDEX FUND		GREAT-WEST S&P SMALL CAP 600® INDEX FUND		GREAT-WEST SECUREFOUNDATION BALANCED FUND
	2014	2013	2014	2013	2014	2013
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$16,519	$7,194	$15,581	$15,202	$8,114	$303
Net realized gain (loss) on investments	71,603	14,801	124,281	68,291	27,473	578
Change in net unrealized appreciation (depreciation)
on investments	1,373	55,162	(94,340)	80,429	(17,534)	767

Increase (decrease) in net assets resulting
from operations	89,495	77,157	45,522	163,922	18,053	1,648

CONTRACT TRANSACTIONS:
Purchase payments received	14,414	88,266	49,132	192,035	245,146	20,533
Transfers for contract benefits and terminations	(101,373)	(77)	(81,943)	(9,455)
Net transfers	874,148	451,238	(591,091)	1,948,473	832,578
Contract maintenance charges					(1,129)	(87)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	787,189	539,427	(623,902)	2,131,053	1,076,595	20,446

Total increase (decrease) in net assets	876,684	616,584	(578,380)	2,294,975	1,094,648	22,094

NET ASSETS:
Beginning of period	632,804	16,220	2,310,942	15,967	22,176	82

End of period	$1,509,488	$632,804	$1,732,562	$2,310,942	$1,116,824	$22,176

CHANGES IN UNITS OUTSTANDING:
Units issued	80,449	46,815	99,103	155,455	114,966	1,742
Units redeemed	(28,598)	(6,534)	(139,034)	(11,923)	(13,203)	(7)

Net increase (decrease)	51,851	40,281	(39,931)	143,532	101,763	1,735

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	GREAT-WEST SHORT DURATION BOND FUND		GREAT-WEST STOCK INDEX FUND		GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND
	2014	2013	2014	2013	2014	2013
						(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$17,520	$8,279	$13,376	$5,997	$3,061	$(158)
Net realized gain (loss) on investments	(1,360)	4,078	104,793	34,463	71,498	57,209
Change in net unrealized appreciation (depreciation)
on investments	(10,461)	(6,089)	(16,649)	34,800	(12,651)	(12,854)

Increase (decrease) in net assets resulting
from operations	5,699	6,268	101,520	75,260	61,908	44,197

CONTRACT TRANSACTIONS:
Purchase payments received	300,397		27,046	41,641	115,895	16,279
Transfers for contract benefits and terminations	(625,785)	(6,378)	(7,638)	(1,445)	(7,867)
Net transfers	1,017,308	701,989	470,822	452,763	(108,994)	645,042
Contract maintenance charges
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	691,920	695,611	490,230	492,959	(966)	661,321

Total increase (decrease) in net assets	697,619	701,879	591,750	568,219	60,942	705,518

NET ASSETS:
Beginning of period	776,209	74,330	580,644	12,425	705,518

End of period	$1,473,828	$776,209	$1,172,394	$580,644	$766,460	$705,518

CHANGES IN UNITS OUTSTANDING:
Units issued	145,078	112,756	37,775	42,279	55,868	50,037
Units redeemed	(79,639)	(46,365)	(6,042)	(4,269)	(56,039)	(3,399)

Net increase (decrease)	65,439	66,391	31,733	38,010	(171)	46,638

(1) For the period January 4, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	GREAT-WEST TEMPLETON GLOBAL BOND FUND		GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND		INVESCO V.I. CORE EQUITY FUND
	2014	2013	2014	2013	2014	2013
				(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$25,708	$690	$4,756	$56	$220	$346
Net realized gain (loss) on investments	8,466	394	286		10,983	178
Change in net unrealized appreciation (depreciation)
on investments	(40,319)	(1,199)	3,503	(156)	(5,115)	7,412

Increase (decrease) in net assets resulting
from operations	(6,145)	(115)	8,545	(100)	6,088	7,936

CONTRACT TRANSACTIONS:
Purchase payments received	121,037		1,979		7,365	5,578
Transfers for contract benefits and terminations	(6,328)	(3,656)			(1,352)	(1,556)
Net transfers	463,553	83,741	221,547	10,358	113,076
Contract maintenance charges
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	578,262	80,085	223,526	10,358	119,089	4,022

Total increase (decrease) in net assets	572,117	79,970	232,071	10,258	125,177	11,958

NET ASSETS:
Beginning of period	86,739	6,769	10,258		38,520	26,562

End of period	$658,856	$86,739	$242,329	$10,258	$163,697	$38,520

CHANGES IN UNITS OUTSTANDING:
Units issued	55,423	7,313	22,765	1,019	21,766	428
Units redeemed	(4,583)	(316)	(840)		(11,207)	(122)

Net increase (decrease)	50,840	6,997	21,925	1,019	10,559	306

(1) For the period November 15, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	INVESCO V.I. GLOBAL REAL ESTATE FUND		INVESCO V.I. GROWTH & INCOME FUND		INVESCO V.I. INTERNATIONAL GROWTH FUND
	2014	2013	2014	2013	2014	2013
		(1)				(2)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$2,640	$3,461	$10,225	$979	$8,273	$3,170
Net realized gain (loss) on investments	5,357	(967)	117,419	1,915	2,603	1,249
Change in net unrealized appreciation (depreciation)
on investments	15,820	(5,820)	(45,888)	21,100	(16,995)	36,429

Increase (decrease) in net assets resulting
from operations	23,817	(3,326)	81,756	23,994	(6,119)	40,848

CONTRACT TRANSACTIONS:
Purchase payments received	62,362	4,996	94,218	5,388	50,480	161,603
Transfers for contract benefits and terminations	(2,074)		(12,440)	(9,628)	(2,236)
Net transfers	59,713	110,438	452,751	391,518	123,627	216,402
Contract maintenance charges
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	120,001	115,434	534,529	387,278	171,871	378,005

Total increase (decrease) in net assets	143,818	112,108	616,285	411,272	165,752	418,853

NET ASSETS:
Beginning of period	112,108		437,200	25,928	418,853

End of period	$255,926	$112,108	$1,053,485	$437,200	$584,605	$418,853

CHANGES IN UNITS OUTSTANDING:
Units issued	22,844	11,906	72,837	28,218	32,595	43,515
Units redeemed	(13,963)	(3,302)	(37,336)	(1,132)	(19,153)	(12,445)

Net increase (decrease)	8,881	8,604	35,501	27,086	13,442	31,070

(1) For the period January 29, 2013 to December 31, 2013.
(2) For the period January 4, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	INVESCO V.I. SMALL CAP EQUITY FUND		JANUS ASPEN BALANCED PORTFOLIO		JANUS ASPEN FLEXIBLE BOND PORTFOLIO
	2014	2013	2014	2013	2014	2013
		(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$(98)	$(68)	$5,232	$1,318	$16,697	$4,059
Net realized gain (loss) on investments	1,765	1,259	9,250	13,423	525	1,781
Change in net unrealized appreciation (depreciation)
on investments	(10,294)	9,776	18,047	3,671	25	(4,823)

Increase (decrease) in net assets resulting
from operations	(8,627)	10,967	32,529	18,412	17,247	1,017

CONTRACT TRANSACTIONS:
Purchase payments received			51,433	30,185	100,721	26,906
Transfers for contract benefits and terminations			(20,589)		(7,306)	(23,572)
Net transfers	(470,566)	479,028	637,030	(465,389)	438,342	221,882
Contract maintenance charges						(39)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	(470,566)	479,028	667,874	(435,204)	531,757	225,177

Total increase (decrease) in net assets	(479,193)	489,995	700,403	(416,792)	549,004	226,194

NET ASSETS:
Beginning of period	489,995		95,246	512,038	280,257	54,063

End of period	$10,802	$489,995	$795,649	$95,246	$829,261	$280,257

CHANGES IN UNITS OUTSTANDING:
Units issued		33,006	55,994	3,601	100,985	23,688
Units redeemed	(31,420)	(891)	(6,016)	(42,227)	(52,758)	(1,636)

Net increase (decrease)	(31,420)	32,115	49,978	(38,626)	48,227	22,052

(1) For the period April 17, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	JANUS ASPEN OVERSEAS PORTFOLIO INSTITUTIONAL SHARES		JANUS ASPEN OVERSEAS PORTFOLIO SERVICE SHARES		JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO
	2014	2013	2014	2013	2014	2013
				(1)		(2)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$9,470	$4,940	$17,075	$1,517	$12,061	$373
Net realized gain (loss) on investments	2,808	(8,768)	3,794	(1,401)	28,914	219
Change in net unrealized appreciation (depreciation)
on investments	(43,983)	40,181	(52,284)	8,386	(11,972)	7,753

Increase (decrease) in net assets resulting
from operations	(31,705)	36,353	(31,415)	8,502	29,003	8,345

CONTRACT TRANSACTIONS:
Purchase payments received	2,002	1,937	5,001	36,726
Transfers for contract benefits and terminations	(85,697)	(17,579)	(1,086)		(5,161)
Net transfers	(9,113)	(30,345)	103,470	58,982	280,741	135,982
Contract maintenance charges	(3)	(23)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	(92,811)	(46,010)	107,385	95,708	275,580	135,982

Total increase (decrease) in net assets	(124,516)	(9,657)	75,970	104,210	304,583	144,327

NET ASSETS:
Beginning of period	307,429	317,086	104,210		144,327

End of period	$182,913	$307,429	$180,180	$104,210	$448,910	$144,327

CHANGES IN UNITS OUTSTANDING:
Units issued	86	585	16,406	11,352	20,281	11,507
Units redeemed	(4,107)	(2,695)	(8,442)	(3,158)	(355)	(916)

Net increase (decrease)	(4,021)	(2,110)	7,964	8,194	19,926	10,591

(1) For the period May 28, 2013 to December 31, 2013.
(2) For the period January 30, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	LAZARD RETIREMENT US SMALL-MID CAP EQUITY PORTFOLIO		LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO	NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO
	2014	2013	2014	2014	2013
		(1)	(2)		(3)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$(35)	$(4)	$(59)	$(887)	$312
Net realized gain (loss) on investments	(863)	394	2	854	(39)
Change in net unrealized appreciation (depreciation)
on investments	(449)	(18)	1,906	2,316	41,663

Increase (decrease) in net assets resulting
from operations	(1,347)	372	1,849	2,283	41,936

CONTRACT TRANSACTIONS:
Purchase payments received
Transfers for contract benefits and terminations	(2,081)			(4,200)
Net transfers	5,528	3,094	31,935	(1,055,758)	1,463,423
Contract maintenance charges
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	3,447	3,094	31,935	(1,059,958)	1,463,423

Total increase (decrease) in net assets	2,100	3,466	33,784	(1,057,675)	1,505,359

NET ASSETS:
Beginning of period	3,466			1,505,359

End of period	$5,566	$3,466	$33,784	$447,684	$1,505,359

CHANGES IN UNITS OUTSTANDING:
Units issued	7,089	239	2,993	22,222	100,857
Units redeemed	(6,982)			(95,535)	(251)

Net increase (decrease)	107	239	2,993	(73,313)	100,606

(1) For the period July 12, 2013 to December 31, 2013.
(2) For the period September 26, 2014 to December 31, 2014.
(3) For the period March 27, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	NVIT DEVELOPING MARKETS FUND		OPPENHEIMER MAIN STREET SMALL CAP FUND/VA	PIMCO VIT COMMODITY REALRETURN STRATEGY PORTFOLIO
	2014	2013	2014	2014	2013
			(1)		(2)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$(2,221)	$(2,218)	$(17)	$(172)	$472
Net realized gain (loss) on investments	(38,854)	(64,386)	(1)	4,476	(1)
Change in net unrealized appreciation (depreciation)
on investments	21,844	57,561	57	(20,442)	(7,177)

Increase (decrease) in net assets resulting
from operations	(19,231)	(9,043)	39	(16,138)	(6,706)

CONTRACT TRANSACTIONS:
Purchase payments received		906	3,438	45,607
Transfers for contract benefits and terminations	(60,238)	(108,542)		(1,881)
Net transfers	(61,144)	(93,369)	16,000	22,406	58,666
Contract maintenance charges	(8)	(31)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	(121,390)	(201,036)	19,438	66,132	58,666

Total increase (decrease) in net assets	(140,621)	(210,079)	19,477	49,994	51,960

NET ASSETS:
Beginning of period	400,003	610,082		51,960

End of period	$259,382	$400,003	$19,477	$101,954	$51,960

CHANGES IN UNITS OUTSTANDING:
Units issued	554	85	1,718	22,074	5,975
Units redeemed	(5,748)	(8,763)		(13,632)

Net increase (decrease)	(5,194)	(8,678)	1,718	8,442	5,975

(1) For the period July 2, 2014 to December 31, 2014.
(2) For the period January 30, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	PIMCO VIT LOW DURATION PORTFOLIO		PIMCO VIT REAL RETURN PORTFOLIO		PIMCO VIT TOTAL RETURN PORTFOLIO
	2014	2013	2014	2013	2014	2013
		(1)		(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$3,802	$395	$2,656	$156	$27,487	$9,730
Net realized gain (loss) on investments	(73)		1,312	92	2,013	1,604
Change in net unrealized appreciation (depreciation)
on investments	(4,044)	(518)	(838)	(1,461)	17,510	(18,820)

Increase (decrease) in net assets resulting
from operations	(315)	(123)	3,130	(1,213)	47,010	(7,486)

CONTRACT TRANSACTIONS:
Purchase payments received	30,595	240	48,809		256,941	272,858
Transfers for contract benefits and terminations	(5,843)		(1,995)		(56,505)	(46,463)
Net transfers	492,405	146,873	116,740	12,761	674,669	571,916
Contract maintenance charges
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	517,157	147,113	163,554	12,761	875,105	798,311

Total increase (decrease) in net assets	516,842	146,990	166,684	11,548	922,115	790,825

NET ASSETS:
Beginning of period	146,990		11,548		830,795	39,970

End of period	$663,832	$146,990	$178,232	$11,548	$1,752,910	$830,795

CHANGES IN UNITS OUTSTANDING:
Units issued	52,547	14,063	26,043	1,190	148,633	103,015
Units redeemed	(3,367)		(9,395)		(66,969)	(28,487)

Net increase (decrease)	49,180	14,063	16,648	1,190	81,664	74,528

(1) For the period March 19, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
		PROFUND VP BEAR		PROFUND VP MONEY MARKET		PROFUND VP REAL ESTATE		PROFUND VP SHORT NASDAQ-100		PROFUND VP SHORT SMALL-CAP		PROFUND VP U.S. GOVERNMENT PLUS
		2013		2013		2013		2013		2013		2013
		(1)		(2)		(3)		(1)		(1)		(3)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)		$(5,475)		$(768,568)		$4,117		$(3,614)		$(2,465)		$(2,797)
Net realized gain (loss) on investments		(262,231)				(180,553)		(115,191)		(107,437)		137,947
Change in net unrealized appreciation (depreciation)
on investments

Increase (decrease) in net assets resulting
from operations		(267,706)		(768,568)		(176,436)		(118,805)		(109,902)		135,150

CONTRACT TRANSACTIONS:
Purchase payments received
Transfers for contract benefits and terminations				(75,053,997)		(2)						(15)
Net transfers		267,706		6,608,274		176,438		118,805		109,902		(135,135)
Contract maintenance charges
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions		267,706		(68,445,723)		176,436		118,805		109,902		(135,150)

Total increase (decrease) in net assets				(69,214,291)

NET ASSETS:
Beginning of period				69,214,291

End of period	$		$		$		$		$		$

CHANGES IN UNITS OUTSTANDING:
Units issued		4,137,625		1,025,210,793		551,686		4,796,296		3,926,873		1,285,085
Units redeemed		(4,137,625)		(1,098,093,956)		(551,686)		(4,796,296)		(3,926,873)		(1,285,085)

Net increase (decrease)				(72,883,163)

(1) For the period January 3, 2013 to November 19, 2013.
(2) For the period January 1, 2013 to December 6, 2013.
(3) For the period January 31, 2013 to November 4, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
		PROFUND VP ULTRABULL		PROFUND VP ULTRAMID-CAP		PROFUND VP ULTRANASDAQ-100		PROFUND VP ULTRASMALL-CAP
		2013		2013		2013		2013
		(1)		(1)		(1)		(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)		$(63,991)		$(7,644)		$(35,708)		$(15,808)
Net realized gain (loss) on investments		2,934,092		114,709		1,920,094		926,061
Change in net unrealized appreciation (depreciation)
on investments		(13,522)		(9)		(28,236)		(6)

Increase (decrease) in net assets resulting
from operations		2,856,579		107,056		1,856,150		910,247

CONTRACT TRANSACTIONS:
Purchase payments received
Transfers for contract benefits and terminations		(115)		(39)		(104)		(150)
Net transfers		(3,562,740)		(107,026)		(2,562,331)		(910,106)
Contract maintenance charges
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions		(3,562,855)		(107,065)		(2,562,435)		(910,256)

Total increase (decrease) in net assets		(706,276)		(9)		(706,285)		(9)

NET ASSETS:
Beginning of period		706,276		9		706,285		9

End of period	$		$		$		$

CHANGES IN UNITS OUTSTANDING:
Units issued		19,211,303		2,961,088		43,791,556		3,283,588
Units redeemed		(19,247,002)		(2,961,088)		(43,933,896)		(3,283,588)

Net increase (decrease)		(35,699)				(142,340)

(1) For the period January 1, 2013 to December 5, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	PUTNAM VT AMERICAN GOVERNMENT INCOME FUND		PUTNAM VT CAPITAL OPPORTUNITIES FUND
	2014	2013	2014	2013
		(1)		(2)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$339	$322	$81	$45
Net realized gain (loss) on investments	(358)	(1)	35,652	929
Change in net unrealized appreciation (depreciation)
on investments	660	(660)	(17,398)	13,544

Increase (decrease) in net assets resulting
from operations	641	(339)	18,335	14,518

CONTRACT TRANSACTIONS:
Purchase payments received	23,081		23,081	24,419
Transfers for contract benefits and terminations			(794)
Net transfers	(22,865)	29,269	87	53,267
Contract maintenance charges
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	216	29,269	22,374	77,686

Total increase (decrease) in net assets	857	28,930	40,709	92,204

NET ASSETS:
Beginning of period	28,930		92,204

End of period	$29,787	$28,930	$132,913	$92,204

CHANGES IN UNITS OUTSTANDING:
Units issued	2,219	2,866	14,204	6,923
Units redeemed	(2,249)		(12,032)	(716)

Net increase (decrease)	(30)	2,866	2,172	6,207

(1) For the period January 22, 2013 to December 31, 2013.
(2) For the period January 4, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	PUTNAM VT INTERNATIONAL GROWTH FUND		PUTNAM VT VOYAGER FUND		T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO
	2014	2013	2014	2013	2014
		(1)			(2)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$(73)	$368	$2,788	$213	$(541)
Net realized gain (loss) on investments	1,974	(420)	36,012	3,118	2,292
Change in net unrealized appreciation (depreciation)
on investments	(3,671)	2,352	(45,265)	55,284	15,150

Increase (decrease) in net assets resulting
from operations	(1,770)	2,300	(6,465)	58,615	16,901

CONTRACT TRANSACTIONS:
Purchase payments received			44,743	80,361	14,243
Transfers for contract benefits and terminations	(2,483)		(14,767)	(4,263)	(4,112)
Net transfers	1,355	35,474	(1,348,180)	1,369,489	497,865
Contract maintenance charges
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	(1,128)	35,474	(1,318,204)	1,445,587	507,996

Total increase (decrease) in net assets	(2,898)	37,774	(1,324,669)	1,504,202	524,897

NET ASSETS:
Beginning of period	37,774		1,516,754	12,552

End of period	$34,876	$37,774	$192,085	$1,516,754	$524,897

CHANGES IN UNITS OUTSTANDING:
Units issued	6,160	7,552	35,764	100,128	74,701
Units redeemed	(5,492)	(4,955)	(120,384)	(4,168)	(27,923)

Net increase (decrease)	668	2,597	(84,620)	95,960	46,778

(1) For the period February 27, 2013 to December 31, 2013.
(2) For the period May 28, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	T. ROWE PRICE HEALTH SCIENCES PORTFOLIO		UNIVERSAL INSTITUTIONAL FUNDS MID CAP GROWTH PORTFOLIO		VAN ECK VIP EMERGING MARKETS FUND
	2014	2013	2014	2013	2014	2013
				(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$(2,380)	$(410)	$(317)	$(1)	$(2,148)	$1,820
Net realized gain (loss) on investments	110,717	56,104	(36,292)		29,674	1,268
Change in net unrealized appreciation (depreciation)
on investments	43,187	(4,320)	(5,112)	953	(30,988)	27,336

Increase (decrease) in net assets resulting
from operations	151,524	51,374	(41,721)	952	(3,462)	30,424

CONTRACT TRANSACTIONS:
Purchase payments received	56,147	4,995
Transfers for contract benefits and terminations	(109,599)	(95,354)	(1,260)		(29,285)	(65,653)
Net transfers	(1,564,043)	2,362,445	(81,565)	150,000	(43,159)	(119,719)
Contract maintenance charges					(38)	(50)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	(1,617,495)	2,272,086	(82,825)	150,000	(72,482)	(185,422)

Total increase (decrease) in net assets	(1,465,971)	2,323,460	(124,546)	150,952	(75,944)	(154,998)

NET ASSETS:
Beginning of period	2,336,580	13,120	150,952		284,064	439,062

End of period	$870,609	$2,336,580	$26,406	$150,952	$208,120	$284,064

CHANGES IN UNITS OUTSTANDING:
Units issued	273,319	133,037	32,991	10,280	31	3,710
Units redeemed	(360,821)	(10,386)	(41,501)		(2,295)	(10,012)

Net increase (decrease)	(87,502)	122,651	(8,510)	10,280	(2,264)	(6,302)

(1) For the period December 31, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	VAN ECK VIP GLOBAL HARD ASSETS FUND CLASS S		VAN ECK VIP GLOBAL HARD ASSETS FUND INITIAL CLASS		VAN ECK VIP MULTI MANAGER ALTERNATIVES FUND
	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$(253)	$4	$(2,645)	$(1,583)	$(14)	$(8)
Net realized gain (loss) on investments	5,771	247	3,867	(3,759)	87	3
Change in net unrealized appreciation (depreciation)
on investments	(13,821)	1,318	(43,139)	28,735	(24)	27

Increase (decrease) in net assets resulting
from operations	(8,303)	1,569	(41,917)	23,393	49	22

CONTRACT TRANSACTIONS:
Purchase payments received	14,369	2,617		50
Transfers for contract benefits and terminations	(98)	(5,304)	(12,510)	(54,299)
Net transfers	33,356	10,453	14,219	(57,897)	(64)
Contract maintenance charges			(6)	(9)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	47,627	7,766	1,703	(112,155)	(64)

Total increase (decrease) in net assets	39,324	9,335	(40,214)	(88,762)	(15)	22

NET ASSETS:
Beginning of period	18,899	9,564	196,119	284,881	614	592

End of period	$58,223	$18,899	$155,905	$196,119	$599	$614

CHANGES IN UNITS OUTSTANDING:
Units issued	18,232	2,293	1,483	1,823	363
Units redeemed	(12,839)	(1,519)	(1,487)	(4,004)	(363)

Net increase (decrease)	5,393	774	(4)	(2,181)

The accompanying notes are an integral part of these financial statements.	(Concluded)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2014

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Variable Annuity-2 Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company (the Company) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. The Series Account is an investment company and, therefore, applies specialized accounting guidance in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies” (ASC Topic 946). It was established to receive and invest premium payments under individual variable annuity policies issued by the Company. The Series Account consists of numerous investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund. There are currently no participants receiving an annuity payout.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company’s assets and liabilities. The portion of the Series Account's assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.
The preparation of financial statements and financial highlights of each of the Investment Divisions in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.
The Series Account classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. The three levels are defined as follows:
Level 1 - Valuations based on unadjusted quoted prices for identical securities in active markets.
Level 2 - Valuations based on either directly or indirectly observable inputs other than quoted prices included in Level 1. These may include quoted prices for similar assets in active markets.
Level 3 - Valuations based on inputs that are unobservable and significant to the fair value measurement and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2014, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs. The Series Account recognizes transfers between the levels as of the beginning of the quarter in which the transfer occurred.  There were no transfers between Levels 1 and 2 during the year.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

2.	PURCHASES AND SALES OF INVESTMENTS
The cost of purchases and proceeds from sales of investments for the year ended December 31, 2014 were as follows:

Investment Division	Purchases	Sales
Alger Capital Appreciation Portfolio	$429,772	$425,750
Alger Large Cap Growth Portfolio	316,695	211,694
Alger Mid Cap Growth Portfolio	74,552	433,362
Alger Small Cap Growth Portfolio	3,095,477	4,033,375
American Century Investments VP Inflation Protection Fund	187,396	131,399
American Century Investments VP Mid Cap Value Fund	324,511	200,326
Blackrock Global Allocation VI Fund	228,753	50,972
Blackrock High Yield Fund	161,326	6,099
Columbia Variable Portfolio - Select Smaller-Cap Value Fund	1,680	307,989
Columbia Variable Portfolio - Seligman Global Technology
Fund Class 1	409,427	819,151

Investment Division	Purchases	Sales
Columbia Variable Portfolio - Seligman Global Technology
Fund Class 2	$26,270	$7,726
Columbia Variable Portfolio - Small Cap Value Fund	220,926	1,323
Delaware VIP Emerging Markets Series	507,054	119,744
Delaware VIP REIT Series	367,519	385,471
Delaware VIP Small Cap Value Series	244,969	21,013
Deutsche Capital Growth VIP	640,052	344,197
Deutsche Global Small Cap Growth VIP	141,971	113,648
Deutsche Large Cap Value VIP	555,951	150,458
Deutsche Small Mid Cap Value VIP	155,807	44,688
Dreyfus IP Technology Growth Portfolio	1,405,346	1,136,230
Dreyfus Socially Responsible Growth Fund, Inc.	41,141	89,007
Dreyfus VIF Appreciation Portfolio - Initial Shares	47,726	94,160
Dreyfus VIF Appreciation Portfolio - Service Shares	195,591	44,531
Dreyfus VIF Growth and Income Portfolio	27,252	58,976
Dreyfus VIF International Value Portfolio	154,021	139,446
Fidelity VIP Asset Manager Portfolio	115,532	80,532
Fidelity VIP Contrafund Portfolio	73,310	192,631
Fidelity VIP Growth Opportunities Portfolio	112,833	127,755
Fidelity VIP Growth Portfolio	53,405	345,605
Fidelity VIP High Income Portfolio	24,389	372,340
Fidelity VIP Index 500 Portfolio	132,186	221,304
Fidelity VIP Investment Grade Bond Portfolio	20,531	343,541
Fidelity VIP Money Market Portfolio	329,201	335,098
Fidelity VIP Overseas Portfolio	7,060	61,517
Goldman Sachs VIT Large Cap Value Fund	48,753	90,956
Goldman Sachs VIT Strategic Growth Fund	22,301	52,148
Goldman Sachs VIT Structured U.S. Equity Fund	16,551	15,799
Great-West Aggressive Profile I Fund	1,075,453	127,731
Great-West Ariel MidCap Value Fund	460,141	1,012,747
Great-West Bond Index Fund	1,296,584	119,257
Great-West Conservative Profile I Fund	1,120,863	566,357
Great-West Federated Bond Fund	790,937	9,261
Great-West International Index Fund	1,229,453	40,164
Great-West Lifetime 2015 Fund II	28,326	25,824
Great-West Lifetime 2025 Fund II	739,220	60,552
Great-West Lifetime 2035 Fund II	797,371	1,187
Great-West Lifetime 2045 Fund II	82	27,131
Great-West Lifetime 2055 Fund II	128,805	86
Great-West Loomis Sayles Bond Fund	991,224	74,749
Great-West Loomis Sayles Small-Cap Value Fund	97,144	331,953

Investment Division	Purchases	Sales
Great-West MFS International Growth Fund	$94,346	$53,826
Great-West MFS International Value Fund	951,982	66,996
Great-West Moderate Profile I Fund	2,243,013	454,936
Great-West Moderately Aggressive Profile I Fund	1,521,142	69,741
Great-West Moderately Conservative Profile I Fund	1,098,257	107,523
Great-West Money Market Fund	45,018,304	46,314,169
Great-West Putnam Equity Income Fund	293,854	57,501
Great-West Putnam High Yield Bond Fund	356,722	51,093
Great-West Real Estate Index Fund	868,406	353,685
Great-West S&P 500® Index Fund	6,486,351	1,834,813
Great-West S&P Midcap 400® Index Fund	1,302,437	448,275
Great-West S&P Smallcap 600® Index Fund	1,673,155	2,180,262
Great-West SecureFoundation Balanced Fund	1,289,601	178,501
Great-West Short Duration Bond Fund	1,562,152	850,389
Great-West Stock Index Fund	698,647	93,716
Great-West T. Rowe Price MidCap Growth Fund	940,990	854,238
Great-West Templeton Global Bond Fund	667,323	55,109
Great-West U.S. Government Mortgage Securities Fund	237,775	9,306
Invesco V.I. Core Equity Fund	286,741	167,025
Invesco V.I. Global Real Estate Fund	323,652	201,004
Invesco V.I. Growth & Income Fund	1,210,697	564,845
Invesco V.I. International Growth Fund	432,768	252,611
Invesco V.I. Small Cap Equity Fund	950	470,677
Janus Aspen Balanced Portfolio	762,009	82,633
Janus Aspen Flexible Bond Portfolio	1,167,886	619,409
Janus Aspen Overseas Portfolio Institutional Shares	29,851	97,912
Janus Aspen Overseas Portfolio Service Shares	246,108	99,879
Janus Aspen Perkins Mid Cap Value Portolio	322,734	6,053
Lazard Retirement US Small-Mid Cap Equity Portfolio	108,150	103,787
Lord Abbett Series Developing Growth Portfolio	31,935	55
Neuberger Berman AMT Socially Responsive Portfolio	332,618	1,393,480
NVIT Developing Markets Fund	15,133	138,769
Oppenheimer Main Street Small Cap Fund/VA	19,438	16
Pimco VIT Commodity RealReturn Strategy Portfolio	197,194	131,231
Pimco VIT Low Duration Portfolio	556,374	35,395
Pimco VIT Real Return Portfolio	263,003	96,787
Pimco VIT Total Return Portfolio	1,638,168	735,524
Putnam VT American Government Income Fund	23,468	22,913
Putnam VT Capital Opportunities Fund	252,368	183,658
Putnam VT International Growth Fund	79,720	80,918
Putnam VT Voyager Fund	563,161	1,868,944

Investment Division	Purchases	Sales
T. Rowe Price Blue Chip Growth Portfolio	$809,225	$301,742
T. Rowe Price Health Sciences Portfolio	5,650,107	7,207,815
Universal Institutional Fund Mid Cap Growth Portfolio	512,398	588,070
Van Eck VIP Emerging Markets Fund	31,665	77,030
Van Eck VIP Global Hard Assets Fund Class S	193,003	145,624
Van Eck Vip Global Hard Assets Fund Initial Class	83,695	84,645
Van Eck VIP MultiManager Alternatives Fund	3,769	3,839

3.	EXPENSES AND RELATED PARTY TRANSACTIONS
Contract Maintenance Charges
The Company deducts from each participant account in the Varifund contract, an annual maintenance charge of $30 on accounts under $75,000, which is made directly to contract owner accounts through the redemption of units, for each contract. The maintenance charge, which is recorded as Contract maintenance charges in the accompanying Statement of Changes in Net Assets of the applicable Investment Divisions, is waived on certain contracts.
Deductions for Premium Taxes
The Company may deduct from each contribution any applicable premium tax, which currently ranges from 0% to 3.5%. This charge is netted with Purchase payments received on the Statement of Changes in Net Assets of the applicable Investment Divisions.
Charges Incurred for Surrenders
The Company deducts from each participant’s account in the Varifund contract, a maximum fee of 6%, in the Varifund Plus contract, a maximum fee of 8% and in the SmartTrack II contract, a maximum fee of 7% of an amount withdrawn that is deemed to be premium in excess of the free withdrawal amount. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.
Transfer Fees
The Company charges $25 in the Varifund and Varifund Plus contracts for each transfer between Investment Divisions in excess of 12 transfers in any calendar year. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions and may be waived under certain circumstances.
Deductions for Assumption of Mortality and Expense Risks
The Company assumes mortality and expense risks related to the operations of the Series Account and deducts a daily charge from the unit value of each Investment Division of the Varifund/Varifund Plus contracts equal to an effective annual rate of 1.25% to 1.40%, depending on the contract; a daily charge from the unit value of each Investment Division of the SmartTrack contract equal to an effective annual rate of 0.25% to 0.45% and a daily charge from the unit value of each Investment Division of the SmartTrack II contract equal to an effective annual rate of 1.00% to 1.20%, depending on the death benefit option chosen. In addition, an effective annual rate of 0.15% of each Investment Division is deducted as daily administration fees for Varifund/Varifund Plus contracts. These charges are recorded as Mortality and expense risk and Administrative charges, respectively, on the Statement of Operations of the applicable Investment Divisions.
Optional GLWB Rider Benefit Fee
The Company deducts a quarterly charge equal to a maximum annual rate of 1.50% from the covered fund value in SmartTrack and SmartTrack II annuity contracts for the guaranteed lifetime withdrawal benefit rider if this option is chosen. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Division.
Related Party Transactions
Great-West Funds, Inc., funds of which are underlying certain Investment Divisions, is a registered investment company affiliated with the Company. Great-West Capital Management, LLC (GWCM), a wholly owned subsidiary of the Company, serves as investment adviser to Great-West Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Great-West Funds, Inc. to compensate GWCM for investment advisory services.

4.	FINANCIAL HIGHLIGHTS
For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Investment Divisions of the Series Account is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented. The unit values in the Financial Highlights are calculated based on the net assets and accumulation units outstanding as of December 31 of each year presented and may differ from the unit value reflected on the Statement of Assets and Liabilities due to rounding.
The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. As the total returns for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.
The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
	Units				Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)						(a)		(b)
ALGER CAPITAL APPRECIATION PORTFOLIO
2014	24	$94.60	to	$97.48	$2,228	0.09%	1.25%	to	1.40%	12.17%	to	12.34%
2013	27	$84.34	to	$86.77	$2,262	0.35%	1.25%	to	1.40%	33.32%	to	33.51%
2012	32	$63.26	to	$64.99	$2,012	1.02%	1.25%	to	1.40%	16.65%	to	16.83%
2011	36	$54.23	to	$55.63	$1,966	0.11%	1.25%	to	1.40%	(1.69)%	to	(1.54)%
2010	40	$53.91	to	$56.50	$2,206	0.40%	1.25%	to	1.55%	12.27%	to	12.62%
ALGER LARGE CAP GROWTH PORTFOLIO
2014	15	$98.02	to	$105.88	$1,480	0.16%	1.25%	to	1.55%	9.28%	to	9.61%
2013	16	$89.70	to	$96.60	$1,458	0.77%	1.25%	to	1.55%	33.01%	to	33.41%
2012	20	$67.44	to	$72.41	$1,387	1.16%	1.25%	to	1.55%	8.16%	to	8.50%
2011	22	$62.35	to	$66.74	$1,420	1.00%	1.25%	to	1.55%	(1.87)%	to	(1.58)%
2010	23	$63.54	to	$67.81	$1,522	0.74%	1.25%	to	1.55%	11.65%	to	11.97%
ALGER MID CAP GROWTH PORTFOLIO
2014	37	$72.65	to	$75.06	$2,720	0.00%	1.25%	to	1.40%	6.51%	to	6.68%
2013	42	$68.21	to	$70.36	$2,865	0.33%	1.25%	to	1.40%	33.96%	to	34.15%
2012	45	$50.92	to	$52.45	$2,297	0.00%	1.25%	to	1.40%	14.58%	to	14.77%
2011	52	$44.44	to	$45.70	$2,323	0.33%	1.25%	to	1.40%	(9.55)%	to	(9.42)%
2010	60	$47.86	to	$50.45	$2,951	0.00%	1.25%	to	1.55%	17.53%	to	17.90%
ALGER SMALL CAP GROWTH PORTFOLIO
2014	21	$86.80	to	$14.96	$515	0.00%	0.25%	to	1.40%	(0.96)%	to	4.91%
2013	89	$87.64	to	$14.93	$1,569	0.00%	0.25%	to	1.40%	32.41%	to	33.90%
2012	4	$66.19	to	$68.64	$258	0.00%	1.25%	to	1.40%	10.93%	to	11.09%
2011	4	$59.67	to	$61.79	$220	0.00%	1.25%	to	1.40%	(4.53)%	to	(4.38)%
2010	5	$60.37	to	$64.62	$313	0.00%	1.25%	to	1.55%	23.38%	to	23.75%

(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
	Units				Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)						(a)		(b)
AMERICAN CENTURY INVESTMENTS VP INFLATION PROTECTION FUND
(Effective date 10/21/2013)
2014	11	$9.98	to	$10.01	$110	1.66%	0.25%	to	1.20%	2.04%	to	3.09%
2013	6	$9.67	to	$9.71	$54	1.97%	0.25%	to	0.45%	(8.95)%	to	(8.74)%
2012	2	$10.62	to	$10.64	$26	0.69%	0.25%	to	0.45%	6.20%	to	6.40%
AMERICAN CENTURY INVESTMENTS VP MID CAP VALUE FUND
(Effective date 01/09/2012)
2014	32	$17.05	to	$17.15	$542	1.02%	0.25%	to	0.45%	15.67%	to	15.96%
2013	26	$14.74	to	$14.79	$379	1.17%	0.25%	to	0.45%	29.41%	to	29.51%
BLACKROCK GLOBAL ALLOCATION VI FUND
(Effective date 05/16/2014)
2014	16	$10.03	to	$10.09	$162	2.11%	0.25%	to	1.20%	0.27%	to	0.87%
BLACKROCK HIGH YIELD VI FUND
(Effective date 05/16/2014)
2014	15	$9.81	to	$9.86	$150	2.57%	0.25%	to	1.00%	(1.85)%	to	(1.39)%
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND
(Effective date 03/11/2011)
2014	43	$15.34	to	$15.34	$666	0.00%	1.40%	to	1.40%	4.35%	to	4.35%
2013	63	$14.70	to	$14.76	$931	0.00%	1.25%	to	1.40%	46.12%	to	46.28%
2012	75	$10.06	to	$10.09	$759	0.00%	1.25%	to	1.40%	16.03%	to	16.24%
2011	80	$8.67	to	$8.68	$694	0.00%	1.25%	to	1.40%	(13.30)%	to	(13.20)%
COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND - CLASS 1
(Effective date 03/11/2011)
2014	268	$14.99	to	$15.08	$4,020	0.00%	1.25%	to	1.40%	23.68%	to	23.91%
2013	319	$12.12	to	$12.17	$3,872	0.00%	1.25%	to	1.40%	24.05%	to	24.18%
2012	368	$9.77	to	$9.80	$3,598	0.00%	1.25%	to	1.40%	5.74%	to	5.95%
2011	414	$9.24	to	$9.25	$3,823	0.00%	1.25%	to	1.40%	(7.60)%	to	(7.50)%

(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
	Units					Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)						(a)		(b)
COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND - CLASS 2
2014	1		$32.85	to	$33.59	$46	0.00%	1.25%	to	1.40%	23.36%	to	23.58%
2013	1		$26.63	to	$26.63	$23	0.00%	1.40%	to	1.40%	23.75%	to	23.75%
2012	1		$21.52	to	$21.52	$20	0.00%	1.40%	to	1.40%	5.54%	to	5.54%
2011	1		$20.39	to	$20.75	$29	0.00%	1.25%	to	1.40%	(7.36)%	to	(7.24)%
2010	2		$21.65	to	$22.37	$34	0.00%	1.25%	to	1.55%	13.35%	to	13.67%
COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND
(Effective date 01/09/2012)
2014	14		$14.90	to	$14.98	$202	0.62%	0.25%	to	0.45%	2.62%	to	2.74%
2013	0	*	$14.58	to	$14.58	$2	5.16%	0.25%	to	0.25%	33.76%	to	33.76%
DELAWARE VIP EMERGING MARKETS SERIES
(Effective date 10/21/2013)
2014	51		$8.80	to	$11.23	$563	0.35%	0.25%	to	1.00%	(9.18)%	to	(8.48)%
2013	19		$12.22	to	$12.27	$236	0.72%	0.25%	to	0.45%	9.30%	to	9.55%
2012	0	*	$11.18	to	$11.18	$5	0.00%	0.45%	to	0.45%	11.80%	to	11.80%
DELAWARE VIP REIT SERIES
(Effective date 10/21/2013)
2014	11		$12.15	to	$15.32	$157	1.43%	0.25%	to	1.00%	27.89%	to	28.85%
2013	12		$11.85	to	$11.89	$143	0.68%	0.25%	to	0.45%	1.46%	to	1.62%
2012	2		$11.68	to	$11.70	$22	0.00%	0.25%	to	0.45%	16.80%	to	17.00%
DELAWARE VIP SMALL CAP VALUE SERIES
(Effective date 10/21/2013)
2014	25		$10.96	to	$15.53	$381	0.30%	0.25%	to	1.00%	4.58%	to	5.36%
2013	11		$14.68	to	$14.74	$163	0.39%	0.25%	to	0.45%	32.49%	to	32.79%
2012	1		$11.10	to	$11.10	$7	0.00%	0.25%	to	0.25%	11.00%	to	11.00%
DEUTSCHE CAPITAL GROWTH VIP
(Effective date 10/21/2013)
2014	23		$11.93	to	$16.99	$377	0.24%	0.25%	to	1.20%	11.29%	to	12.37%
2013	4		$15.06	to	$15.12	$59	0.30%	0.25%	to	0.45%	33.63%	to	33.81%
2012	1		$11.30	to	$11.30	$12	0.00%	0.25%	to	0.25%	13.00%	to	13.00%

(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
	Units				Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)						(a)		(b)
DEUTSCHE GLOBAL SMALL CAP VIP
(Effective date 10/21/2013)
2014	3	$9.86	to	$14.50	$38	0.71%	0.25%	to	1.00%	(5.28)%	to	(4.61)%
2013	2	$15.20	to	$15.20	$27	0.40%	0.25%	to	0.25%	35.35%	to	35.35%
DEUTSCHE LARGE CAP VALUE VIP
(Effective date 10/21/2013)
2014	41	$11.53	to	$15.45	$623	0.86%	0.25%	to	1.00%	9.29%	to	10.12%
2013	13	$14.03	to	$14.03	$178	0.45%	0.25%	to	0.25%	30.15%	to	30.15%
2012	1	$10.78	to	$10.78	$13	0.00%	0.25%	to	0.25%	7.80%	to	7.80%
DEUTSCHE SMALL MID CAP VALUE VIP
(Effective date 01/09/2012)
2014	14	$15.42	to	$15.51	$218	0.32%	0.25%	to	0.45%	4.68%	to	4.87%
2013	7	$14.73	to	$14.79	$99	0.20%	0.25%	to	0.45%	34.03%	to	34.33%
2012	0	$10.99	to	$10.99	$3	0.00%	0.45%	to	0.45%	9.90%	to	9.90%
DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO
(Effective date 10/21/2013)
2014	16	$11.09	to	$15.84	$240	0.00%	0.25%	to	1.00%	5.52%	to	6.31%
2013	5	$14.90	to	$14.90	$68	0.00%	0.25%	to	0.25%	32.21%	to	32.21%
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC
2014	8	$49.45	to	$51.05	$388	1.12%	1.25%	to	1.40%	11.88%	to	12.03%
2013	9	$44.20	to	$45.57	$419	1.28%	1.25%	to	1.40%	32.49%	to	32.70%
2012	11	$33.36	to	$34.34	$356	0.78%	1.25%	to	1.40%	10.39%	to	10.56%
2011	11	$30.22	to	$31.06	$338	0.92%	1.25%	to	1.40%	(0.49)%	to	(0.35)%
2010	13	$28.34	to	$31.17	$384	0.86%	1.25%	to	1.55%	13.04%	to	13.39%
DREYFUS VIF APPRECIATION PORTFOLIO - INITIAL SHARES
2014	6	$61.66	to	$63.90	$345	1.78%	1.25%	to	1.40%	6.59%	to	6.75%
2013	7	$57.85	to	$59.86	$380	1.94%	1.25%	to	1.40%	19.43%	to	19.60%
2012	7	$48.44	to	$50.05	$362	3.64%	1.25%	to	1.40%	8.88%	to	9.07%
2011	8	$44.49	to	$44.49	$346	1.87%	1.40%	to	1.40%	7.52%	to	7.52%
2010	10	$40.28	to	$42.63	$409	2.25%	1.25%	to	1.55%	13.56%	to	13.89%

(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
	Units				Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)						(a)		(b)
DREYFUS VIF APPRECIATION PORTFOLIO - SERVICE SHARES
(Effective date 01/09/2012)
2014	23	$14.05	to	$14.14	$318	1.65%	0.25%	to	0.45%	7.33%	to	7.61%
2013	12	$13.09	to	$13.14	$153	1.71%	0.25%	to	0.45%	20.31%	to	20.44%
2012	1	$10.91	to	$10.91	$13	0.52%	0.25%	to	0.25%	9.10%	to	9.10%
DREYFUS VIF GROWTH AND INCOME PORTFOLIO
2014	9	$49.50	to	$51.07	$437	0.78%	1.25%	to	1.40%	8.55%	to	8.71%
2013	9	$45.60	to	$46.98	$431	0.90%	1.25%	to	1.40%	34.87%	to	35.08%
2012	11	$33.81	to	$34.78	$378	1.44%	1.25%	to	1.40%	16.43%	to	16.63%
2011	12	$29.04	to	$29.82	$340	1.25%	1.25%	to	1.40%	(4.13)%	to	(3.99)%
2010	13	$28.14	to	$31.06	$382	1.18%	1.25%	to	1.55%	16.81%	to	17.12%
DREYFUS VIF INTERNATIONAL VALUE PORTFOLIO
(Effective date 01/09/2012)
2014	5	$12.31	to	$12.38	$68	1.61%	0.25%	to	0.45%	(9.95)%	to	(9.83)%
2013	5	$13.67	to	$13.73	$63	1.14%	0.25%	to	0.45%	22.16%	to	22.48%
FIDELITY VIP ASSET MANAGER PORTFOLIO
2014	35	$46.31	to	$48.11	$1,664	1.51%	1.25%	to	1.40%	4.37%	to	4.52%
2013	36	$44.37	to	$46.03	$1,637	1.53%	1.25%	to	1.40%	14.09%	to	14.28%
2012	43	$38.89	to	$40.28	$1,710	1.52%	1.25%	to	1.40%	10.92%	to	11.09%
2011	48	$35.06	to	$36.26	$1,687	1.89%	1.25%	to	1.40%	(3.92)%	to	(3.77)%
2010	52	$34.91	to	$37.68	$1,934	1.67%	1.25%	to	1.55%	12.50%	to	12.85%
FIDELITY VIP CONTRAFUND PORTFOLIO
2014	23	$66.20	to	$68.21	$1,535	0.96%	1.25%	to	1.40%	10.39%	to	10.55%
2013	25	$59.97	to	$61.70	$1,529	1.05%	1.25%	to	1.40%	29.47%	to	29.65%
2012	28	$46.32	to	$47.59	$1,326	1.34%	1.25%	to	1.40%	14.80%	to	14.98%
2011	31	$40.35	to	$41.39	$1,252	0.94%	1.25%	to	1.40%	(3.88)%	to	(3.74)%
2010	36	$40.95	to	$43.00	$1,542	1.13%	1.25%	to	1.55%	15.42%	to	15.78%
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO
2014	10	$33.55	to	$34.57	$343	0.21%	1.25%	to	1.40%	10.65%	to	10.80%
2013	11	$30.32	to	$31.20	$325	0.41%	1.25%	to	1.40%	35.96%	to	36.19%
2012	5	$22.30	to	$22.91	$121	0.60%	1.25%	to	1.40%	17.93%	to	18.15%
2011	2	$18.91	to	$19.39	$36	0.15%	1.25%	to	1.40%	0.91%	to	0.99%
2010	3	$18.34	to	$19.20	$61	0.20%	1.25%	to	1.55%	21.86%	to	22.22%
(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
	Units				Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)						(a)		(b)
FIDELITY VIP GROWTH PORTFOLIO
2014	24	$97.24	to	$101.46	$2,352	0.18%	1.25%	to	1.40%	9.75%	to	9.91%
2013	27	$88.60	to	$92.31	$2,389	0.27%	1.25%	to	1.40%	34.45%	to	34.64%
2012	33	$65.90	to	$68.56	$2,220	0.59%	1.25%	to	1.40%	13.07%	to	13.27%
2011	37	$58.28	to	$60.53	$2,155	0.37%	1.25%	to	1.40%	(1.19)%	to	(1.05)%
2010	39	$56.55	to	$61.17	$2,321	0.27%	1.25%	to	1.55%	22.27%	to	22.63%
FIDELITY VIP HIGH INCOME PORTFOLIO
2014	8	$48.34	to	$55.12	$411	4.76%	1.25%	to	1.55%	(0.39)%	to	(0.11)%
2013	15	$48.53	to	$55.18	$770	5.76%	1.25%	to	1.55%	4.32%	to	4.63%
2012	17	$46.52	to	$52.74	$837	5.70%	1.25%	to	1.55%	12.45%	to	12.81%
2011	18	$41.37	to	$46.75	$788	6.75%	1.25%	to	1.55%	2.45%	to	2.75%
2010	19	$40.38	to	$45.50	$824	7.33%	1.25%	to	1.55%	12.07%	to	12.40%
FIDELITY VIP INDEX 500 PORTFOLIO
2014	5	$251.61	to	$283.07	$1,442	1.66%	1.25%	to	1.55%	11.82%	to	12.16%
2013	6	$225.01	to	$252.38	$1,379	1.80%	1.25%	to	1.55%	30.21%	to	30.60%
2012	7	$172.80	to	$193.24	$1,237	2.03%	1.25%	to	1.55%	14.13%	to	14.47%
2011	8	$151.41	to	$168.81	$1,233	1.81%	1.25%	to	1.55%	0.47%	to	0.78%
2010	9	$150.70	to	$167.51	$1,510	1.86%	1.25%	to	1.55%	13.26%	to	13.60%
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
2014	9	$31.69	to	$32.70	$276	1.51%	1.25%	to	1.40%	4.35%	to	4.54%
2013	19	$30.37	to	$31.28	$578	2.20%	1.25%	to	1.40%	(3.16)%	to	(3.01)%
2012	24	$31.36	to	$32.25	$742	2.28%	1.25%	to	1.40%	4.43%	to	4.57%
2011	26	$30.03	to	$30.84	$779	3.19%	1.25%	to	1.40%	5.85%	to	6.02%
2010	29	$30.84	to	$29.09	$828	3.36%	1.25%	to	1.55%	6.13%	to	6.44%
FIDELITY VIP MONEY MARKET PORTFOLIO
2014	50	$14.99	to	$15.41	$755	0.01%	1.25%	to	1.40%	(1.38)%	to	(1.28)%
2013	50	$15.20	to	$15.61	$761	0.03%	1.25%	to	1.40%	(1.36)%	to	(1.20)%
2012	69	$15.41	to	$15.80	$1,074	0.14%	1.25%	to	1.40%	(1.22)%	to	(1.06)%
2011	103	$15.60	to	$15.97	$1,621	0.11%	1.25%	to	1.40%	(1.33)%	to	(1.18)%
2010	103	$13.74	to	$16.16	$1,629	0.18%	1.25%	to	1.55%	(1.29)%	to	(0.98)%

(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
	Units				Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)						(a)		(b)
FIDELITY VIP OVERSEAS PORTFOLIO
2014	12	$33.95	to	$35.41	$393	1.28%	1.25%	to	1.40%	(9.35)%	to	(9.21)%
2013	13	$37.45	to	$39.00	$492	1.33%	1.25%	to	1.40%	28.61%	to	28.80%
2012	15	$29.12	to	$30.28	$432	1.96%	1.25%	to	1.40%	19.05%	to	19.26%
2011	16	$24.46	to	$25.39	$392	1.37%	1.25%	to	1.40%	(18.30)%	to	(18.20)%
2010	17	$28.78	to	$31.04	$515	1.27%	1.25%	to	1.55%	11.38%	to	11.74%
GOLDMAN SACHS VIT LARGE CAP VALUE FUND
2014	13	$18.42	to	$18.90	$248	1.33%	1.25%	to	1.40%	11.37%	to	11.57%
2013	19	$16.54	to	$16.94	$308	1.21%	1.25%	to	1.40%	31.37%	to	31.52%
2012	19	$12.59	to	$12.88	$239	1.36%	1.25%	to	1.40%	17.44%	to	17.63%
2011	16	$10.72	to	$10.95	$176	1.19%	1.25%	to	1.40%	(8.30)%	to	(8.14)%
2010	17	$11.47	to	$11.92	$199	0.77%	1.25%	to	1.55%	9.45%	to	9.76%
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND
2014	5	$18.91	to	$19.39	$99	0.32%	1.25%	to	1.40%	12.03%	to	12.21%
2013	8	$16.88	to	$17.28	$135	0.45%	1.25%	to	1.40%	30.55%	to	30.81%
2012	7	$12.93	to	$12.93	$91	0.89%	1.40%	to	1.40%	18.30%	to	18.30%
2011	7	$10.93	to	$10.93	$73	0.42%	1.40%	to	1.40%	(4.04)%	to	(4.04)%
2010	8	$11.17	to	$11.60	$95	0.40%	1.25%	to	1.55%	8.98%	to	9.33%
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND
2014	3	$20.22	to	$20.75	$68	1.38%	1.25%	to	1.40%	14.76%	to	14.89%
2013	3	$17.62	to	$18.06	$61	1.43%	1.25%	to	1.40%	35.54%	to	35.89%
2012	3	$13.00	to	$13.29	$34	1.56%	1.25%	to	1.40%	12.95%	to	13.01%
2011	7	$11.51	to	$11.76	$78	2.07%	1.25%	to	1.40%	2.58%	to	2.71%
2010	5	$11.01	to	$11.45	$51	1.30%	1.25%	to	1.55%	11.10%	to	11.49%
GREAT-WEST AGGRESSIVE PROFILE I FUND
(Effective date 10/21/2013)
2014	73	$11.15	to	$15.87	$1,149	3.23%	0.25%	to	1.00%	7.11%	to	7.89%
2013	20	$14.71	to	$14.71	$289	3.00%	0.25%	to	0.25%	28.47%	to	28.47%
2012	1	$11.45	to	$11.45	$16	0.79%	0.25%	to	0.25%	14.50%	to	14.50%
GREAT-WEST ARIEL MID CAP VALUE FUND
(Effective date 10/21/2013)
2014	14	$11.48	to	$18.34	$249	1.73%	0.25%	to	1.00%	6.79%	to	7.57%
2013	48	$16.99	to	$17.05	$824	7.80%	0.25%	to	0.45%	48.13%	to	48.39%

(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
	Units					Net Assets		Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value			(000s)		Income Ratio	lowest to highest			Total Return
			(a)		(b)							(a)		(b)
GREAT-WEST BOND INDEX FUND
(Effective date 10/21/2013)
2014	175		$10.37	to	$10.65	$1,857		2.47%	0.25%	to	1.00%	4.64%	to	5.55%
2013	65		$10.05	to	$10.09	$658		1.86%	0.25%	to	0.45%	(2.99)%	to	(2.79)%
2012	10		$10.38	to	$10.38	$103		1.42%	0.25%	to	0.25%	3.80%	to	3.80%
GREAT-WEST CONSERVATIVE PROFILE I FUND
(Effective date 10/21/2013)
2014	100		$10.44	to	$12.14	$1,187		2.81%	0.25%	to	1.20%	3.67%	to	4.66%
2013	56		$11.55	to	$11.60	$653		3.93%	0.25%	to	0.45%	7.04%	to	7.31%
2012	0	*	$10.81	to	$10.81	$0	*	0.00%	0.25%	to	0.25%	8.10%	to	8.10%
GREAT-WEST FEDERATED BOND FUND
(Effective date 01/09/2012)
2014	72		$10.76	to	$10.82	$781		3.28%	0.25%	to	0.45%	4.77%	to	4.95%
2013	0	*	$10.31	to	$10.31	$2		0.76%	0.25%	to	0.25%	(2.46)%	to	(2.46)%
GREAT-WEST INTERNATIONAL INDEX FUND
(Effective date 10/21/2013)
2014	98		$9.45	to	$13.29	$1,294		3.54%	0.25%	to	1.00%	(7.08)%	to	(6.41)%
2013	14		$14.20	to	$14.20	$199		3.82%	0.25%	to	0.25%	20.85%	to	20.85%
GREAT-WEST LIFETIME 2015 FUND II
(Effective date 01/09/2012)
2014	4		$12.73	to	$12.73	$56		2.30%	0.25%	to	0.25%	5.73%	to	5.73%
2013	4		$12.04	to	$12.04	$53		1.98%	0.25%	to	0.25%	8.76%	to	8.76%
GREAT-WEST LIFETIME 2025 FUND II
(Effective date 10/21/2013)
2014	83		$10.69	to	$13.62	$1,089		3.06%	0.25%	to	1.00%	5.11%	to	5.91%
2013	34		$12.80	to	$12.86	$439		2.27%	0.25%	to	0.45%	13.98%	to	14.31%
GREAT-WEST LIFETIME 2035 FUND II
(Effective date 01/09/2012)
2014	62		$14.49	to	$14.58	$909		3.87%	0.25%	to	0.45%	5.84%	to	6.04%
2013	11		$13.69	to	$13.75	$149		2.59%	0.25%	to	0.45%	20.19%	to	20.40%
GREAT-WEST LIFETIME 2055 FUND II
(Effective date 01/09/2012)
2014	8		$14.71	to	$14.71	$124		5.39%	0.25%	to	0.25%	4.92%	to	4.92%

(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
	Units				Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)						(a)		(b)
GREAT-WEST LOOMIS SAYLES BOND FUND
(Effective date 10/21/2013)
2014	109	$10.31	to	$12.74	$1,370	4.52%	0.25%	to	1.00%	2.38%	to	3.24%
2013	43	$12.29	to	$12.34	$529	5.40%	0.25%	to	0.45%	7.52%	to	7.77%
2012	2	$11.43	to	$11.45	$21	0.81%	0.25%	to	0.45%	14.30%	to	14.50%
GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND
(Effective date 01/09/2012)
2014	9	$15.91	to	$16.00	$147	0.87%	0.25%	to	0.45%	4.40%	to	4.58%
2013	27	$15.24	to	$15.30	$410	2.27%	0.25%	to	0.45%	34.27%	to	34.56%
GREAT-WEST MFS INTERNATIONAL GROWTH FUND
(Effective date 03/01/2013)
2014	5	$13.55	to	$13.55	$65	0.91%	0.25%	to	0.25%	(5.64)%	to	(5.64)%
2013	2	$14.36	to	$14.36	$36	1.30%	0.25%	to	0.25%	17.90%	to	17.90%
GREAT-WEST MFS INTERNATIONAL VALUE FUND
(Effective date 10/21/2013)
2014	69	$10.26	to	$13.48	$933	1.87%	0.25%	to	1.00%	0.00%	to	0.75%
2013	4	$13.33	to	$13.38	$57	5.48%	0.25%	to	0.45%	16.73%	to	16.96%
GREAT-WEST MODERATE PROFILE I FUND
(Effective date 10/21/2013)
2014	282	$10.77	to	$13.64	$3,824	3.42%	0.25%	to	1.00%	5.38%	to	6.15%
2013	170	$12.80	to	$12.85	$2,186	5.25%	0.25%	to	0.45%	15.63%	to	15.87%
2012	7	$11.09	to	$11.09	$77	5.60%	0.25%	to	0.25%	10.90%	to	10.90%
GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND
(Effective date 10/21/2013)
2014	265	$10.88	to	$14.36	$3,757	3.17%	0.25%	to	1.00%	5.73%	to	6.53%
2013	182	$13.43	to	$13.48	$2,455	2.26%	0.25%	to	0.45%	19.91%	to	20.14%
GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND
(Effective date 01/09/2012)
2014	105	$12.87	to	$12.87	$1,354	3.71%	0.25%	to	0.25%	5.41%	to	5.41%
2013	34	$12.21	to	$12.21	$413	2.99%	0.25%	to	0.25%	11.51%	to	11.51%
2012	11	$10.95	to	$10.95	$124	1.18%	0.25%	to	0.25%	9.50%	to	9.50%

(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
	Units					Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)						(a)		(b)
GREAT-WEST MONEY MARKET FUND
(Effective date 10/21/2013)
2014	830		$9.86	to	$9.93	$8,231	0.00%	0.25%	to	1.20%	(1.20)%	to	(0.20)%
2013	958		$9.91	to	$9.95	$9,526	0.00%	0.25%	to	0.45%	(0.50)%	to	(0.30)%
2012	237		$9.96	to	$9.98	$2,362	0.00%	0.25%	to	0.45%	(0.40)%	to	(0.20)%
GREAT-WEST PUTNAM EQUITY INCOME FUND
(Effective date 10/21/2013)
2014	17		$11.75	to	$13.15	$221	2.22%	0.25%	to	1.00%	11.16%	to	12.11%
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
(Effective date 10/21/2013)
2014	46		$10.23	to	$12.43	$564	5.25%	0.25%	to	1.00%	1.09%	to	1.80%
2013	23		$12.16	to	$12.21	$279	6.79%	0.25%	to	0.45%	7.14%	to	7.39%
2012	0	*	$11.37	to	$11.37	$4	0.53%	0.25%	to	0.25%	13.70%	to	13.70%
GREAT-WEST REAL ESTATE INDEX FUND
(Effective date 10/21/2013)
2014	46		$12.17	to	$11.57	$534	2.68%	0.25%	to	1.00%	29.47%	to	30.59%
GREAT-WEST S&P 500® INDEX FUND
(Effective date 10/21/2013)
2014	430		$11.87	to	$16.72	$7,142	2.16%	0.25%	to	1.00%	11.88%	to	12.74%
2013	142		$14.77	to	$14.83	$2,110	2.77%	0.25%	to	0.45%	31.06%	to	31.36%
2012	6		$11.27	to	$11.29	$66	0.96%	0.25%	to	0.45%	12.70%	to	12.90%
GREAT-WEST S&P MID CAP 400® INDEX FUND
(Effective date 10/21/2013)
2014	94		$11.25	to	$16.54	$1,509	1.81%	0.25%	to	1.00%	8.17%	to	8.96%
2013	42		$15.12	to	$15.18	$633	2.36%	0.25%	to	0.45%	32.05%	to	32.35%
2012	1		$11.47	to	$11.47	$16	1.01%	0.25%	to	0.25%	14.70%	to	14.70%
GREAT-WEST S&P SMALL CAP 600® INDEX FUND
(Effective date 10/21/2013)
2014	105		$10.97	to	$16.73	$1,733	1.38%	0.25%	to	1.00%	4.18%	to	4.89%
2013	145		$15.88	to	$15.95	$2,311	3.19%	0.25%	to	0.45%	39.91%	to	40.28%
2012	1		$11.37	to	$11.37	$16	0.86%	0.25%	to	0.25%	13.70%	to	13.70%
(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
	Units					Net Assets		Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value			(000s)		Income Ratio	lowest to highest			Total Return
			(a)		(b)							(a)		(b)
GREAT-WEST SECUREFOUNDATION BALANCED FUND
(Effective date 10/21/2013)
2014	104		$10.69	to	$13.45	$1,117		2.33%	0.25%	to	1.20%	4.60%	to	5.66%
2013	2		$12.73	to	$12.73	$22		2.40%	0.25%	to	0.25%	15.52%	to	15.52%
2012	0	*	$11.02	to	$11.02	$0	*	0.09%	0.25%	to	0.25%	10.20%	to	10.20%
GREAT-WEST SHORT DURATION BOND FUND
(Effective date 10/21/2013)
2014	139		$9.97	to	$10.64	$1,474		1.60%	0.25%	to	1.20%	(0.20)%	to	0.76%
2013	74		$10.56	to	$10.56	$776		2.00%	0.25%	to	0.25%	1.15%	to	1.15%
2012	7		$10.44	to	$10.44	$74		2.02%	0.25%	to	0.25%	4.40%	to	4.40%
GREAT-WEST STOCK INDEX FUND
(Effective date 10/21/2013)
2014	71		$11.82	to	$16.72	$1,172		1.91%	0.25%	to	1.00%	11.61%	to	12.52%
2013	39		$14.80	to	$14.86	$581		2.18%	0.25%	to	0.45%	31.09%	to	31.39%
2012	1		$11.31	to	$11.31	$12		15.07%	0.25%	to	0.25%	13.10%	to	13.10%
GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND
(Effective date 10/21/2013)
2014	46		$11.70	to	$17.03	$766		0.83%	0.25%	to	1.00%	11.64%	to	12.48%
2013	47		$15.08	to	$15.14	$706		0.21%	0.25%	to	0.45%	35.73%	to	36.03%
GREAT-WEST TEMPLETON GLOBAL BOND FUND
(Effective date 10/21/2013)
2014	58		$9.91	to	$11.42	$659		6.76%	0.25%	to	1.00%	(0.80)%	to	(0.09)%
2013	8		$11.39	to	$11.43	$87		1.79%	0.25%	to	0.45%	0.09%	to	0.26%
2012	1		$11.38	to	$11.40	$7		1.37%	0.25%	to	0.45%	13.80%	to	14.00%
GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND
(Effective date 01/09/2012)
2014	23		$10.52	to	$10.59	$242		2.52%	0.25%	to	0.45%	4.99%	to	5.27%
2013	1		$10.06	to	$10.06	$10		0.57%	0.25%	to	0.25%	(2.33)%	to	(2.33)%
INVESCO V.I. CORE EQUITY FUND
(Effective date 10/21/2013)
2014	13		$11.07	to	$15.30	$164		0.30%	0.25%	to	1.00%	6.75%	to	7.59%
2013	3		$14.22	to	$14.22	$39		1.31%	0.25%	to	0.25%	28.57%	to	28.57%
2012	2		$11.06	to	$11.06	$27		0.00%	0.25%	to	0.25%	10.60%	to	10.60%

(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
	Units				Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)						(a)		(b)
INVESCO V.I. GLOBAL REAL ESTATE FUND
(Effective date 10/21/2013)
2014	17	$10.75	to	$14.88	$256	1.47%	0.25%	to	1.00%	13.04%	to	14.11%
2013	9	$12.99	to	$13.04	$112	4.77%	0.25%	to	0.45%	1.96%	to	2.19%
INVESCO V.I. GROWTH & INCOME FUND
(Effective date 10/21/2013)
2014	65	$11.44	to	$16.32	$1,053	1.62%	0.25%	to	1.00%	8.85%	to	9.68%
2013	29	$14.82	to	$14.88	$437	1.45%	0.25%	to	0.45%	33.15%	to	33.45%
2012	2	$11.13	to	$11.15	$26	0.00%	0.25%	to	0.45%	11.30%	to	11.50%
INVESCO V.I. INTERNATIONAL GROWTH FUND
(Effective date 10/21/2013)
2014	45	$10.08	to	$13.47	$585	1.56%	0.25%	to	1.20%	(1.18)%	to	(0.15)%
2013	31	$13.44	to	$13.49	$419	2.00%	0.25%	to	0.45%	18.21%	to	18.44%
INVESCO V.I. SMALL CAP EQUITY FUND
(Effective date 01/09/2012)
2014	1	$15.54	to	$15.54	$11	0.00%	0.25%	to	0.25%	1.83%	to	1.83%
2013	32	$15.26	to	$15.26	$490	0.00%	0.25%	to	0.25%	36.74%	to	36.74%
JANUS ASPEN BALANCED PORTFOLIO
(Effective date 10/21/2013)
2014	57	$11.08	to	$14.44	$796	1.56%	0.25%	to	1.20%	6.95%	to	7.92%
2013	7	$13.38	to	$13.38	$95	1.90%	0.25%	to	0.25%	19.57%	to	19.57%
2012	46	$11.19	to	$11.19	$512	1.66%	0.25%	to	0.25%	11.90%	to	11.90%
JANUS ASPEN FLEXIBLE BOND PORTFOLIO
2014	73	$22.30	to	$11.20	$829	1.76%	0.25%	to	1.40%	3.24%	to	0.72%
2013	25	$21.60	to	$10.72	$280	3.26%	0.25%	to	1.40%	(1.68)%	to	(0.56)%
2012	3	$21.97	to	$10.78	$54	2.43%	0.25%	to	1.40%	6.55%	to	7.80%
2011	2	$20.62	to	$20.62	$44	5.55%	1.40%	to	1.40%	4.94%	to	4.94%
2010	4	$19.33	to	$19.98	$78	5.76%	1.25%	to	1.55%	6.09%	to	6.39%
JANUS ASPEN OVERSEAS PORTFOLIO INSTITUTIONAL SHARES
2014	9	$20.94	to	$21.50	$183	5.46%	1.25%	to	1.40%	(13.11)%	to	(12.96)%
2013	13	$24.10	to	$24.70	$307	3.08%	1.25%	to	1.40%	12.99%	to	13.15%
2012	15	$21.33	to	$21.83	$317	0.70%	1.25%	to	1.40%	11.91%	to	12.06%
2011	16	$19.06	to	$19.48	$311	0.49%	1.25%	to	1.40%	(33.12)%	to	(33.04)%
2010	24	$27.89	to	$29.09	$697	0.71%	1.25%	to	1.55%	27.47%	to	27.87%

(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
	Units					Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)						(a)		(b)
JANUS ASPEN OVERSEAS PORTFOLIO SERVICE SHARES
(Effective date 01/09/2012)
2014	16		$11.15	to	$11.15	$180	7.31%	0.25%	to	0.25%	(12.34)%	to	(12.34)%
2013	8		$12.72	to	$12.72	$104	2.19%	0.25%	to	0.25%	13.98%	to	13.98%
JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO
(Effective date 10/21/2013)
2014	31		$11.12	to	$14.74	$449	3.70%	0.25%	to	1.00%	7.34%	to	8.14%
2013	11		$13.63	to	$13.63	$144	0.99%	0.25%	to	0.25%	25.51%	to	25.51%
LAZARD RETIREMENT US SMALL-MID CAP EQUITY PORTFOLIO
(Effective date 01/09/2012)
2014	0	*	$16.07	to	$16.07	$6	0.00%	0.25%	to	0.25%	10.75%	to	10.75%
2013	0	*	$14.51	to	$14.51	$3	0.00%	0.25%	to	0.25%	34.98%	to	34.98%
LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO
(Effective date 05/16/2014)
2014	3		$11.27	to	$11.33	$34	0.00%	0.25%	to	1.20%	12.66%	to	13.33%
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO
(Effective date 01/09/2012)
2014	27		$16.34	to	$16.44	$448	0.11%	0.25%	to	0.45%	9.59%	to	9.82%
2013	101		$14.91	to	$14.97	$1,505	0.38%	0.25%	to	0.45%	36.79%	to	37.09%
NVIT DEVELOPING MARKETS FUND
2014	12		$21.56	to	$22.18	$259	0.75%	1.25%	to	1.40%	(7.19)%	to	(7.04)%
2013	17		$23.23	to	$23.86	$400	0.93%	1.25%	to	1.40%	(1.36)%	to	(1.20)%
2012	26		$23.55	to	$24.15	$610	0.10%	1.25%	to	1.40%	15.16%	to	15.33%
2011	29		$20.45	to	$20.94	$595	0.28%	1.25%	to	1.40%	(23.47)%	to	(23.38)%
2010	33		$26.04	to	$27.33	$887	0.00%	1.25%	to	1.55%	48.46%	to	49.18%
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
(Effective date 05/16/2014)
2014	2		$11.30	to	$11.35	$19	0.00%	0.25%	to	1.00%	12.97%	to	13.50%
PIMCO VIT COMMODITY REALRETURN STRATEGY PORTFOLIO
(Effective date 10/21/2013)
2014	14		$7.77	to	$7.09	$102	0.25%	0.25%	to	1.00%	(19.48)%	to	(18.79)%
2013	6		$8.69	to	$8.73	$52	1.39%	0.25%	to	0.45%	(15.14)%	to	(14.91)%

(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
	Units				Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)						(a)		(b)
PIMCO VIT LOW DURATION PORTFOLIO
(Effective date 10/21/2013)
2014	63	$9.95	to	$10.52	$664	1.07%	0.25%	to	1.20%	(0.40)%	to	0.57%
2013	14	$10.42	to	$10.46	$147	0.88%	0.25%	to	0.45%	(0.67)%	to	(0.57)%
PIMCO VIT REAL RETURN PORTFOLIO
(Effective date 01/09/2012)
2014	18	$9.95	to	$10.01	$178	1.66%	0.25%	to	0.45%	2.58%	to	2.77%
2013	1	$9.70	to	$9.70	$12	1.66%	0.45%	to	0.45%	(9.77)%	to	(9.77)%
PIMCO VIT TOTAL RETURN PORTFOLIO
(Effective date 10/21/2013)
2014	160	$10.23	to	$11.04	$1,753	2.15%	0.25%	to	1.00%	3.13%	to	3.86%
2013	78	$10.59	to	$10.63	$831	2.24%	0.25%	to	0.45%	(2.49)%	to	(2.30)%
2012	4	$10.86	to	$10.88	$40	0.25%	0.25%	to	0.45%	8.60%	to	8.80%
PUTNAM VT AMERICAN GOVERNMENT INCOME FUND
(Effective date 01/09/2012)
2014	3	$10.50	to	$10.50	$30	2.02%	0.25%	to	0.25%	3.96%	to	3.96%
2013	3	$10.10	to	$10.10	$29	1.53%	0.25%	to	0.25%	(0.69)%	to	(0.69)%
PUTNAM VT CAPITAL OPPORTUNITIES FUND
(Effective date 01/09/2012)
2014	8	$15.78	to	$15.87	$133	0.32%	0.25%	to	0.45%	6.55%	to	6.72%
2013	6	$14.81	to	$14.87	$92	0.36%	0.25%	to	0.45%	33.54%	to	33.84%
PUTNAM VT INTERNATIONAL GROWTH FUND
(Effective date 10/21/2013)
2014	3	$9.58	to	$13.62	$35	0.03%	0.25%	to	1.20%	(7.26)%	to	(6.39)%
2013	3	$14.55	to	$14.55	$38	3.46%	0.25%	to	0.25%	22.06%	to	22.06%
PUTNAM VT VOYAGER FUND
(Effective date 10/21/2013)
2014	12	$11.71	to	$17.09	$192	1.10%	0.25%	to	1.00%	8.63%	to	9.41%
2013	97	$15.62	to	$15.62	$1,517	0.41%	0.25%	to	0.25%	43.43%	to	43.43%
2012	1	$10.89	to	$10.89	$13	0.00%	0.25%	to	0.25%	8.90%	to	8.90%
T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO
(Effective date 07/02/2014)
2014	47	$11.16	to	$11.23	$525	0.00%	0.25%	to	1.20%	11.64%	to	12.30%

(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
	Units				Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)						(a)		(b)
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO
(Effective date 10/21/2013)
2014	36	$13.95	to	$24.73	$871	0.00%	0.25%	to	1.20%	29.65%	to	30.92%
2013	124	$18.89	to	$18.89	$2,337	0.00%	0.25%	to	0.25%	50.16%	to	50.16%
2012	1	$12.58	to	$12.58	$13	0.00%	0.25%	to	0.25%	25.80%	to	25.80%
UNIVERSAL INSTITUTIONAL FUNDS MID CAP GROWTH PORTFOLIO
(Effective date 01/09/2012)
2014	2	$14.92	to	$14.92	$26	0.00%	0.25%	to	0.25%	1.63%	to	1.63%
2013	10	$14.68	to	$14.68	$151	0.00%	0.25%	to	0.25%	37.07%	to	37.07%
VAN ECK VIP EMERGING MARKETS FUND
2014	7	$31.29	to	$31.29	$208	0.52%	1.40%	to	1.40%	(1.79)%	to	(1.79)%
2013	9	$31.86	to	$31.86	$284	1.90%	1.40%	to	1.40%	10.43%	to	10.43%
2012	15	$28.85	to	$29.61	$439	0.00%	1.25%	to	1.40%	27.99%	to	28.18%
2011	14	$22.54	to	$23.10	$317	1.22%	1.25%	to	1.40%	(26.77)%	to	(26.64)%
2010	23	$30.09	to	$31.49	$712	0.59%	1.25%	to	1.55%	24.91%	to	25.26%
VAN ECK VIP GLOBAL HARD ASSETS FUND CLASS S
(Effective date 10/21/2013)
2014	7	$7.77	to	$8.74	$58	0.00%	0.25%	to	1.00%	(20.23)%	to	(19.60)%
2013	2	$10.82	to	$10.87	$19	0.32%	0.25%	to	0.45%	9.74%	to	10.02%
2012	1	$9.86	to	$9.88	$10	0.00%	0.25%	to	0.45%	(1.40)%	to	(1.20)%
VAN ECK VIP GLOBAL HARD ASSETS FUND INITIAL CLASS
2014	4	$41.76	to	$41.76	$156	0.09%	1.40%	to	1.40%	(20.24)%	to	(20.24)%
2013	4	$52.36	to	$54.31	$196	0.78%	1.25%	to	1.40%	9.02%	to	9.17%
2012	6	$48.03	to	$49.75	$285	0.54%	1.25%	to	1.40%	1.93%	to	2.09%
2011	12	$47.12	to	$48.73	$545	1.33%	1.25%	to	1.40%	(17.61)%	to	(17.48)%
2010	16	$55.39	to	$59.05	$910	0.35%	1.25%	to	1.55%	27.25%	to	27.62%
(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
	Units					Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)						(a)		(b)
VAN ECK VIP MULTI MANAGER ALTERNATIVES FUND
2014	0	*	$10.28	to	$10.28	$1	0.00%	1.40%	to	1.40%	(2.47)%	to	(2.47)%
2013	0	*	$10.54	to	$10.54	$1	0.00%	1.40%	to	1.40%	3.64%	to	3.64%
2012	0	*	$10.17	to	$10.17	$1	0.00%	1.40%	to	1.40%	(0.10)%	to	(0.10)%
2011	0	*	$10.18	to	$10.18	$2	0.88%	1.40%	to	1.40%	(3.60)%	to	(3.60)%
2010	0	*	$10.44	to	$10.68	$2	0.00%	1.25%	to	1.55%	3.37%	to	3.69%

* The Investment Division has units and/or assets that round to less than $1,000 or 1,000 units.
(a) The amounts in these columns are associated with the highest Expense Ratio.
(b) The amounts in these columns are associated with the lowest Expense Ratio.

(Concluded)